UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05387

Franklin Mutual Series Funds

(Exact name of registrant as specified in charter)

101 John F. Kennedy Parkway, Short Hills, NJ 07078-2705

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (210) 912-2100

Date of fiscal year end: 12/31

Date of reporting period: 12/31/18

Item 1.	Reports to Stockholders.

Annual Report and Shareholder Letter December 31, 2018

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Franklin Templeton

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Franklin Mutual Beacon Fund Shareholder:

Investors started 2018 seemingly with the wind at their back. The primary tailwinds were strong corporate earnings growth in most developed markets, healthy consumer and business investment spending, and the positive effect of major U.S. tax cuts. In addition, the global economy continued its steady expansion since the financial crisis of 2008–2009. Unemployment continued to decline in the U.S. and other developed markets, while U.S. wage growth showed some signs of accelerating. As a result, equity markets reached new highs in August and September. However, volatility and market downturns soon made their mark on 2018. As measured by the Chicago Board Options Exchange Volatility Index (VIX), 2017 was the least volatile year on record for the Standard & Poor’s 500® Index (S&P 500®), but the VIX surged in February to its highest level since the summer of 2015 and surged again in October and December. Heightened trade tensions between the U.S. and China, geopolitical events in Europe and a growing belief that corporate earnings and economic growth will likely decelerate in 2019 hindered equity markets. A flattening U.S. Treasury yield curve, wider credit spreads and growing market concern that the U.S. Federal Reserve may raise interest rates too aggressively were also important drivers of market turbulence. For the period ended December 31, 2018, U.S. stocks, as measured by the S&P 500, had a -4.38% total return.1 Stocks in global developed markets, as measured by the MSCI World Index, had a -8.20% total return, while investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, posted a +0.01% total return.1

While equity markets were broadly down for the year, there were pockets of positive performance concentrated in areas of growth and innovation, such as software, information technology services and segments of the health care sector. It is no surprise, therefore, that growth stocks managed to perform better than value stocks during the period. The Russell 1000® Growth Index had a -1.51% total return, while the Russell 1000® Value Index had a -8.27% total return.1

The return of volatility is an appropriate reminder that securities markets are dynamic. We believe active, professional investment management serves investors well since market volatility is more the norm than uninterrupted positive returns. Valuation is an essential factor in our analysis and we always ask ourselves if current and potential investments represent an attractive balance of risk and reward. We remain committed to a bottom-up stock-picking process that is disciplined and driven by rigorous fundamental analysis that attempts to limit downside risk. In our view, investing in underappreciated and misunderstood companies with identifiable catalysts for unlocking shareholder value can offer significant upside potential as well as a degree of downside protection.

We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and

1. Source: Morningstar. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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a patient, long-term outlook will be well positioned for the years ahead.

On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past 12 months in light of the economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Peter A. Langerman

Chairman, President and Chief Executive Officer

Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of December 31, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Franklin Mutual Beacon Fund

This annual report for Franklin Mutual Beacon Fund covers the fiscal year ended December 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. Under normal market conditions, the Fund invests primarily in equity securities of U.S. and foreign companies that the investment manager believes are available at market prices less than their intrinsic value. The equity securities in which the Fund invests are primarily common stock, with a current focus on mid- and large-cap companies. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Fund may invest a substantial portion, potentially up to 100% of its assets, in foreign securities, which may include sovereign debt and participations in foreign government debt. The Geographic Composition bar chart on this page lists the leading countries where the Fund invests.

Performance Overview

The Fund’s Class Z shares had a -8.24% cumulative total return for the 12 months ended December 31, 2018. In comparison, the Fund’s benchmark, the MSCI World Index (USD), which tracks stock performance in global developed markets, had a -8.20% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 10.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded during the 12 months under review, despite weakness in certain regions. Global developed and emerging market stocks were aided at certain points during

Geographic Composition*

Based on Total Net Assets as of 12/31/18

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors. The Fund held 41.0% of total net assets in foreign securities.

the period by higher crude oil prices, upbeat economic data, easing trade tensions and encouraging corporate earnings reports, as well as indications of a slower pace of interest-rate increases from the U.S. Federal Reserve (Fed).

However, various factors weighed on global markets during the period, including concerns about tighter regulation of technology companies, political uncertainties in the U.S. and the European Union, and major central banks’ interest-rate path and unwinding of monetary stimulus measures. Markets were further pressured by U.S. trade disputes with its allies and China, and their impact on global growth and corporate

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 19.

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earnings. In this environment, global stocks, as measured by the MSCI All Country World Index, had a -8.93% total return for the 12 months ended December 31, 2018.1

The U.S. economy grew during the 12-month period. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, business investment, exports and government spending. However, growth moderated in the third quarter due to declines in exports and housing investment. The unemployment rate declined from 4.1% in December 2017 to 3.9% at period-end.2 Annual inflation, as measured by the Consumer Price Index, decreased from 2.1% in December 2017 to 1.9% at period-end.2 The Fed raised its target range for the federal funds rate four times during the period, to 2.25%–2.50%, and continued reducing its balance sheet as part of an ongoing plan to normalize monetary policy. At its December meeting, the Fed reduced the projected 2019 rate increases to two, compared to three projected previously.

In Europe, the U.K.’s quarterly economic growth moderated in 2018’s first quarter, but accelerated in 2018’s second and third quarters. The Bank of England raised its key policy rate once during the review period. After moderating in 2018’s first quarter, the eurozone’s quarterly growth remained stable in the second quarter, but eased in the third quarter. The bloc’s annual inflation rate ended the period higher than in December 2017. The European Central Bank (ECB) kept its benchmark interest rate unchanged during the period. In December 2018, the ECB confirmed its plan to conclude its bond purchase program at the end of 2018 and reiterated it expects key interest rates to remain unchanged through the summer of 2019.

In Asia, Japan’s quarterly gross domestic product (GDP) grew in 2018’s second quarter, following a contraction in the first quarter, but contracted again in the third quarter. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP growth remained stable in 2018’s first and second quarters, but accelerated in the third quarter. The Central Bank of Brazil lowered its benchmark interest rate twice during the period. Russia’s annual GDP growth rate accelerated in 2018’s first and second quarters, but moderated in the third quarter. After lowering its key rate twice early in the period, the Bank of Russia raised it twice in the period’s second half to curtail inflation risks. China’s annual GDP grew at a stable rate in 2018’s first quarter, but it moderated in the second and third quarters. The People’s Bank of China left its benchmark interest rate unchanged during the period, but it took measures to improve financial liquidity to mitigate the negative effects of the U.S.-China trade dispute and support economic growth. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, had a -14.25% total return during the period.1

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but also reduces the risk of substantial declines, in our opinion. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

To a lesser extent, we complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of

2. Source: U.S. Bureau of Labor Statistics.

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arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and avoid rumored deals or other situations we consider relatively risky. In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

In 2018, corporate profits in the U.S. and other developed markets continued their impressive year-over-year growth. In addition, labor markets showed further improvement, consumer spending was solid, and U.S. corporate tax reforms encouraged companies to buy back more stock, raise dividends and increase capital expenditures. Those positive fundamentals were periodically overshadowed by political and economic concerns, particularly in the final three months of the year.

As major U.S. equity markets established new all-time highs in 2018, overall U.S. equity market valuations (e.g., price-to-earnings, price-to-book or price-to-sales) became increasingly unattractive, in our analysis. The equity market sell-off in the fourth quarter helped to return valuations to more reasonable levels. The sell-off and rise in volatility yielded an opportunity for us to seek out stocks with strong corporate fundamentals and valuations whose risk/reward profiles seemed to us to have become more favorable.

In 2019, policy events may have considerable influence, for better or worse, on economic growth, investor sentiment and financial market performance and volatility. Markets are likely to be particularly sensitive to developments in U.S.-China trade relations, monetary policy moves by the Fed and other major central banks, oil production decisions by OPEC (The Organization of the Petroleum Exporting Countries) and other oil producing countries, the outcome of Brexit, China’s response to its slowing economy and potential political discord in Washington, D.C.

Europe’s equity market overall was trading at an attractively lower price-to-earnings multiple and higher dividend yield than the U.S. equity market at period-end. We also saw an increase in investor activism, which we viewed as encouraging. However, those favorable factors were offset in part by

Top 10 Sectors/Industries

Based on Equity Securities as of 12/31/18

% of Total Net Assets
Pharmaceuticals	12.4%
Banks	8.8%
Media	6.1%
Oil, Gas & Consumable Fuels	5.7%
Technology Hardware, Storage & Peripherals	5.1%
Software	5.1%
Insurance	4.5%
Health Care Equipment & Supplies	4.3%
Hotels, Restaurants & Leisure	3.9%
Entertainment	3.3%

economic data, which showed increased slowing of economic activity across the region. From an investment standpoint, we are hopeful that 2019 will be a year of potential resolution and clarity. The biggest political event will likely be Brexit, as a resolution to the situation remained unclear as of period-end. The uncertainty around the terms and timing of a deal continued to undermine consumer and corporate confidence. From our perspective, we believe the European Union and the U.K. will ultimately reach an agreement that makes sense for both sides, and we believe the approval of such an agreement would likely have a significantly positive effect on investor, consumer and corporate sentiment in the U.K. We will also pay close attention to structural reform efforts in France and the political transition in Germany. In December, Chancellor Angela Merkel stepped down as leader of the Christian Democratic Union but stated her intention to remain in office for the remaining three years of her term as Chancellor.

In Asia, economic and financial market weakness in China has been brought on by multiple factors. The U.S.-China trade conflict has disrupted manufacturing activity and supply chains. As trade tensions escalated in 2018, manufacturers accelerated production to avoid upcoming tariffs. At year-end, supply chains were filled with inventory, while manufacturing activity was weak. Entering 2019, the near-term question is how long the inventory overhang will last, while the more significant question is to what extent the trade conflict will alter supply chains in the medium to long term. Amid the trade conflict, China has proven resolute in its attempt to dampen the reliance on leverage, which has weighed on economic activity as well. While the government has enacted some stimulus measures, such as tax cuts, they may be less impactful than prior stimulus through fiscal spending. Meanwhile, government social policies impacting personal freedoms have had a negative effect on consumer sentiment.

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Investment Spotlight

In all market environments, we seek to invest prudently in securities that we believe represent good value. We do this by seeking securities that trade at a discount to our estimate of intrinsic value, taking into account the quality of the asset, the sustainability of returns, and the growth potential of the business. We also believe the potential to deliver the best risk-adjusted return over a full market cycle requires us to be focused on applying our cross-asset approach: owning equities and debt—in certain cases multiple securities across the capital structure of a company—across geographies and sectors with an emphasis on corporate actions as catalysts. Our health care sector positions are a good example of our investment process. They have been carefully selected over a number of years, and in 2018, many of our long-standing sector investments appreciated significantly. Collectively our sector exposure outperformed the health care sector within the MSCI World Index.

Within the health care sector, our investment process has generally been focused on finding innovative companies that are market leaders and that invest substantial amounts of capital into research and development (R&D) as a means to sustain and grow market positions. In addition, many of our positions have been in diversified pharmaceutical companies that also have long-duration cash flows through their leading positions in animal health, vaccine, and over-the-counter medicine businesses. These businesses can offer downside protection in years when pharmaceutical R&D is less successful or in years when important products lose patent protection. These businesses are attractive and have been undervalued by the market. This undervaluation allowed us to build positions, and in 2018, some of this undervaluation was reversed.

Eli Lilly and Merck are quintessential examples of our investment process. They are leading innovation-driven pharmaceutical companies that invest substantial amounts of capital into R&D to develop transformative medicines. Both companies have introduced innovative new products in the past many years like Trulicity for diabetes and Keytruda for oncology that we believe will continue to offer substantial long-term revenue growth. The management teams at both companies take a long-term view and focus on enhancing their market positions through both internal and external innovation. Acquiring late stage innovation can be expensive, which is why Lilly and Merck take a prudent approach to generally focusing on early stage assets. Competition is typically less intense for early stage assets, and they can add value through their own development process and pass along that value to shareholders. Shareholder focus also comes through at both companies by their return of excess capital to shareholders through large dividends and share buybacks.

In our view, both companies also have strong, long-duration assets. Lilly and Merck are the fourth and third largest players in animal health, respectively. In September 2018, Lilly sold some shares of Elanco3, its animal health division, through an initial public offering to create additional shareholder value, while Merck started providing segment level profit disclosures so investors could better appreciate the contribution and value of their animal health business. Merck is also the second largest player in vaccines, a highly attractive business that is underappreciated, in our opinion.

Another common feature between Lilly and Merck is their strong balance sheets. Both companies also generate substantial amounts of free cash flows, with a significant proportion returned to shareholders in the form of dividends and share buybacks. In addition, the two companies are focused on managing their business more efficiently and improving their operating margins, which we believe will lead to additional earnings growth over the next several years. The Top 10 Sectors/Industries table on page 5 lists pharmaceuticals and also other leading industries in which the Fund currently invests.

Mergers and Acquisitions

In health care and elsewhere, merger and acquisition (M&A) activity remained healthy in 2018. The market received some clarity regarding the regulatory environment when a federal judge ruled in favor of AT&T4 and Time Warner3, and against the U.S. Department of Justice, in its antitrust lawsuit. However, economic, financial market and geopolitical uncertainty that arose in the second half of the year caused the pace of activity to slow. In our view, it was notable that health care has become one of the busier sectors for M&A as it is relatively more insulated from economic uncertainty. The strength and path of M&A activity in 2019 will likely depend in large part on how the uncertainties carrying over from 2018 play out and how they affect equity markets. From our

3. Not a Fund holding.

4. Not held at period-end.

See www.franklintempletondatasources.com for additional data provider information.

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experience, ups and downs in equity market performance and levels of deal activity have tended to move in a similar direction.

Credit Markets

Finding mispriced risk in credit markets was challenging in 2018. Low interest rates kept credit widely available, default rates remained at historically low levels and we continued to witness a loosening in debt covenant terms, which include restrictions on financial activities by the borrower or parameters for specific financial metrics. Liberal interpretations of credit agreements and bond indentures in order to shift valuable assets beyond the reach of creditors were an ongoing challenge. In such an environment, we found more opportunities investing in short-term mispriced risk rather than long-term restructurings.

However, we are hopeful that more opportunities may emerge in 2019, especially if we are starting to enter latter stages of the business cycle. U.S. monetary policy is becoming less accommodative, economic growth appears to be downshifting into a slower pace, earnings growth is set to slow, and geopolitical uncertainty is on the rise. These dynamics have already contributed to a general rise in financial market volatility. At the same time, the amount of lower-rated investment-grade credit stands at a historically high level on an absolute basis and relative to corporate debt markets overall. We believe default rates and the pace of corporate downgrades could begin to pick up in 2019. As a result, 2019 could bring a rise in fallen-angel opportunities (bonds downgraded from investment-grade to junk status) and idiosyncratic opportunities in out-of-favor industries. We will continue to look for opportunities across the capital structures of companies with liquidity-enhancing events, such as asset sales, the ability to issue secured debt within existing agreements, and free cash flow that could buy time for a company to weather its financial storm.

Fund Performance

Turning to Fund performance, top positive contributors included U.S.-based pharmaceutical company Eli Lilly, global research-driven pharmaceutical company Merck and U.K.-based pay-TV provider Sky4.

Shares of Eli Lilly were boosted in large part by a series of strong quarterly results during 2018. Attractive corporate fundamentals and fewer investor concerns regarding the direct impact on the pharmaceutical industry from the Trump administration’s efforts to lower prescription drug prices helped push the stock higher. We believe Eli Lilly continues to have a

Top 10 Equity Holdings

12/31/18

Company Sector/Industry, Country	% of Total Net Assets
Novartis AG	4.6%
Pharmaceuticals, Switzerland
Medtronic PLC	4.3%
Health Care Equipment & Supplies, U.S.
GlaxoSmithKline PLC	3.3%
Pharmaceuticals, U.K.
The Walt Disney Co.	3.3%
Entertainment, U.S.
Sensata Technologies Holding PLC	3.3%
Electrical Equipment, U.S.
Samsung Electronics Co. Ltd.	3.2%
Technology Hardware, Storage & Peripherals, South Korea
Standard Chartered PLC	3.2%
Banks, U.K.
Cognizant Technology Solutions Corp.	3.1%
IT Services, U.S.
Wells Fargo & Co.	3.0%
Banks, U.S.
British American Tobacco PLC	2.8%
Tobacco, U.K.

strong product growth story and room for further margin expansion, in addition to having solid research and development capabilities.

Merck is a global research-driven pharmaceutical company with strong market positions in oncology, diabetes, vaccines and animal health. Investors remained upbeat about its future prospects, particularly its Keytruda oncology drug. Merck released clinical trial results, which showed that for the first-line treatment of metastatic nonsquamous non-small lung cancer patients, Keytruda combined with chemotherapy substantially extended survival of patients compared with chemotherapy alone. The Keytruda results set a high bar for competition and appeared to enhance Keytruda’s prospects to gain share in the sizeable market for lung cancer treatment. Results from a competitor, Bristol-Myers Squibb3, were less compelling in a different clinical trial in lung cancer. In October 2018, Merck raised its dividend and authorized a new large share buyback plan.

In February 2018, shares of Sky jumped when U.S.-based cable company Comcast4 made a surprise bid for the company. The Comcast bid was considerably higher than a prior bid by Twenty-First Century Fox4, which already owned a substantial portion of Sky. In July 2018, Twenty-First Century Fox raised its bid for Sky, but Comcast promptly offered a higher

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counter-bid. The stock rose again in September 2018 when The Panel on Takeovers and Mergers in the U.K. announced that Comcast had won the mandatory auction for Sky, and Twenty-First Century Fox subsequently agreed to sell its stake of Sky to Comcast. The acquisition of Sky was officially completed in October 2018.

During the period under review, Fund investments that detracted from performance included U.K.-based British American Tobacco, U.S.-based industrials company General Electric (GE) and U.S.-based insurer American International Group (AIG). British American Tobacco is listed among the Fund’s largest positions in the Top 10 Equity Holdings table on page 7.

Shares of British American Tobacco faced downward pressure due to potential additional U.S. regulation and concerns regarding next generation products. In March 2018, the U.S. Food and Drug Administration (FDA) issued an Advance Notice of Proposed Rulemaking, which started the process of examining the possibility of regulating nicotine levels in combustible cigarettes. The process may not result in regulation, but if it does, many experts believe the review could take seven to 10 years. Meanwhile, JUUL, produced by JUUL Labs3, has emerged as a popular e-cigarette for young U.S. consumers. It is unclear to what degree JUUL is cannibalizing the combustible market, but it has hurt investor sentiment toward the industry. In November, shares of British American Tobacco and industry peers dropped, as the FDA revisited the possibility of banning menthol as a flavor in cigarettes, which would take years with many steps to complete, and in our opinion, an FDA proposal would face litigation from the industry. Industry experts have suggested that it might not survive legal challenges.

GE is a multi-industrial company with a diverse set of businesses in power generation, health care and aviation. During 2018, the stock suffered a number of setbacks starting in January with a greater-than-expected charge related to long-term care policies in its insurance subsidiary. In June, the stock was removed from the Dow Jones Industrial Average and in September, GE stated that fan blades in some of its power-plant turbines were experiencing oxidation problems. In October, S&P Global Ratings, a bond rating agency, cut GE’s debt rating, while GE cut its dividend and stated that the Securities and Exchange Commission was expanding an ongoing investigation to include an accounting write-down related to its power-generation division. Amid the negative events in 2018, management took the first steps in what amounts to a breakup of GE, announcing in May 2018 the merger of its transportation operations into Wabtec3 and plans to spin-off its health care division and divest its stake in oil-services firm Baker Hughes3. In October 2018, GE unexpectedly replaced chief executive officer (CEO) John Flannery, who spent his entire career at GE, with Larry Culp, a former CEO of Danaher3, an industrial company. We believe Culp made some prudent initial moves, and that his plan to reduce debt and strengthen GE’s balance sheet is a step in the right direction to restoring investor confidence in the company.

Shares of AIG slipped in early 2018 as investors reacted negatively to the price AIG paid to acquire Validus Holdings3, a provider of insurance and reinsurance products. The acquisition price represented a significant premium to Validus’ stock price immediately prior to the announcement. However, we believe the acquisition made strategic sense as Validus gives AIG a complementary group of profitable insurance and reinsurance businesses. The stock price slipped further in October 2018, due to larger-than-expected catastrophe-related losses announced ahead of quarterly results. The losses were due to multiple typhoons in Japan, Hurricane Florence and wildfires in California. Investors tend to look beyond uncharacteristic weather-related losses. However, we believe AIG’s series of operating challenges and negative surprises in prior years, such as additional commercial reserves and increases in loss estimates on current business, likely factored into the stock’s significant decline.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive overall impact on the Fund’s performance because of the appreciation of the U.S. dollar versus the hedged currencies.

What is a currency forward?

A currency forward is a direct agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

As fellow shareholders, we found recent relative and absolute performance disappointing, but it is not uncommon for our strategy to lag the equity markets at times. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders.

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Thank you for your participation in Franklin Mutual Beacon Fund. We look forward to continuing to serve your investment needs.

Christian Correa, CFA Co-Portfolio Manager

Mandana Hormozi Co-Portfolio Manager

Aman Gupta, CFA Co-Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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Performance Summary as of December 31, 2018

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 12/31/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

Z
1-Year	-8.24%	-8.24%
5-Year	+24.81%	+4.53%
10-Year	+164.78%	+10.23%

A3
1-Year	-8.49%	-13.53%
5-Year	+23.16%	+3.08%
10-Year	+157.09%	+9.29%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 12 for Performance Summary footnotes.

10	Annual Report	franklintempleton.com

FRANKLIN MUTUAL BEACON FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class Z (1/1/09–12/31/18)

Class A (1/1/09–12/31/18)

See page 12 for Performance Summary footnotes.

franklintempleton.com	Annual Report	11

FRANKLIN MUTUAL BEACON FUND

PERFORMANCE SUMMARY

Distributions (1/1/18–12/31/18)

Share Class	Net Investment Income	Long-Term Capital Gain	Total
Z	$0.3098	$1.1480	$1.4578
A	$0.2717	$1.1480	$1.4197
C	$0.0151	$1.1480	$1.1631
R	$0.2313	$1.1480	$1.3793
R6	$0.3208	$1.1480	$1.4688

Total Annual Operating Expenses5

Share Class
Z	0.78%
A	1.03%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. Smaller-company stocks have exhibited greater price volatility than larger-company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower-rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 5.50%.

4. Source: Morningstar. The MSCI World Index (USD) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

12	Annual Report	franklintempleton.com

FRANKLIN MUTUAL BEACON FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18–12/31/18[1,2]	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18–12/31/18[1,2]	Net Annualized Expense Ratio[2]
Z	$1,000	$935.10	$3.80	$1,021.27	$3.97	0.78%
A	$1,000	$933.80	$5.02	$1,020.01	$5.24	1.03%
C	$1,000	$930.30	$8.66	$1,016.23	$9.05	1.78%
R	$1,000	$932.90	$6.24	$1,018.75	$6.51	1.28%
R6	$1,000	$935.10	$3.51	$1,021.58	$3.67	0.72%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Annual Report	13

FRANKLIN MUTUAL BEACON FUND

Financial Highlights

	Year Ended December 31,
	2018	2017	2016	2015	2014

Class Z

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.61	$15.30	$14.30	$16.59	$16.91

Income from investment operations[a]:
Net investment income[b]	0.29	0.29	0.37 [c]	0.29	0.54[d]
Net realized and unrealized gains (losses)	(1.68)	1.90	1.93	(0.99)	0.62

Total from investment operations	(1.39)	2.19	2.30	(0.70)	1.16

Less distributions from:
Net investment income	(0.31)	(0.31)	(0.37)	(0.37)	(0.69)
Net realized gains	(1.15)	(0.57)	(0.93)	(1.22)	(0.79)

Total distributions	(1.46)	(0.88)	(1.30)	(1.59)	(1.48)

Net asset value, end of year	$13.76	$16.61	$15.30	$14.30	$16.59

Total return	(8.24)%	14.39%	16.11%	(4.14)%	6.82%

Ratios to average net assets
Expenses[e,f]	0.80% [g]	0.78%	0.80%	0.84% [g]	0.83%
Expenses incurred in connection with securities sold short	0.01%	—%	0.01%	0.04%	0.04%
Net investment income	1.77%	1.78%	2.48% [c]	1.73%	3.14%[d]

Supplemental data
Net assets, end of year (000’s)	$2,271,217	$2,700,327	$2,564,120	$2,420,165	$2,774,929
Portfolio turnover rate	47.20%	24.80%	30.94%	35.80%	40.06%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.81%.

dNet investment income per share includes approximately $0.24 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.74%.

eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL BEACON FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2018	2017	2016	2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.47	$15.18	$14.20	$16.47	$16.80

Income from investment operations[a]:
Net investment income[b]	0.25	0.25	0.33 [c]	0.24	0.49[d]
Net realized and unrealized gains (losses)	(1.67)	1.87	1.91	(0.97)	0.60

Total from investment operations	(1.42)	2.12	2.24	(0.73)	1.09

Less distributions from:
Net investment income	(0.27)	(0.26)	(0.33)	(0.32)	(0.63)
Net realized gains	(1.15)	(0.57)	(0.93)	(1.22)	(0.79)

Total distributions	(1.42)	(0.83)	(1.26)	(1.54)	(1.42)

Net asset value, end of year	$13.63	$16.47	$15.18	$14.20	$16.47

Total return[e]	(8.49)%	14.09%	15.80%	(4.33)%	6.48%

Ratios to average net assets
Expenses[f,g]	1.05% [h]	1.03%	1.05%	1.12% [h]	1.13%
Expenses incurred in connection with securities sold short	0.01%	—%	0.01%	0.04%	0.04%
Net investment income	1.52%	1.53%	2.23% [c]	1.45%	2.84%[d]

Supplemental data
Net assets, end of year (000’s)	$890,294	$983,048	$992,306	$1,019,568	$1,101,706
Portfolio turnover rate	47.20%	24.80%	30.94%	35.80%	40.06%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.56%.

dNet investment income per share includes approximately $0.24 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.44%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

FRANKLIN MUTUAL BEACON FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2018	2017	2016	2015	2014

Class C

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.34	$15.06	$14.10	$16.36	$16.70

Income from investment operations[a]:
Net investment income[b]	0.13	0.12	0.22 [c]	0.12	0.37[d]
Net realized and unrealized gains (losses)	(1.65)	1.86	1.88	(0.96)	0.59

Total from investment operations	(1.52)	1.98	2.10	(0.84)	0.96

Less distributions from:
Net investment income	(0.02)	(0.13)	(0.21)	(0.20)	(0.51)
Net realized gains	(1.15)	(0.57)	(0.93)	(1.22)	(0.79)

Total distributions	(1.17)	(0.70)	(1.14)	(1.42)	(1.30)

Net asset value, end of year	$13.65	$16.34	$15.06	$14.10	$16.36

Total return[e]	(9.19)%	13.25%	14.94%	(5.06)%	5.78%

Ratios to average net assets
Expenses[f,g]	1.80% [h]	1.78%	1.80%	1.84% [h]	1.83%
Expenses incurred in connection with securities sold short	0.01%	—%	0.01%	0.04%	0.04%
Net investment income	0.77%	0.78%	1.48% [c]	0.73%	2.14%[d]

Supplemental data
Net assets, end of year (000’s)	$59,828	$260,113	$275,138	$285,333	$320,832
Portfolio turnover rate	47.20%	24.80%	30.94%	35.80%	40.06%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.81%.

dNet investment income per share includes approximately $0.24 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.74%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

16	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL BEACON FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2018	2017	2016	2015	2014

Class R

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.28	$15.01	$14.05	$16.33	$16.68

Income from investment operations[a]:
Net investment income[b]	0.20	0.21	0.30 [c]	0.20	0.44[d]
Net realized and unrealized gains (losses)	(1.64)	1.84	1.89	(0.97)	0.61

Total from investment operations	(1.44)	2.05	2.19	(0.77)	1.05

Less distributions from:
Net investment income	(0.23)	(0.21)	(0.30)	(0.29)	(0.61)
Net realized gains	(1.15)	(0.57)	(0.93)	(1.22)	(0.79)

Total distributions	(1.38)	(0.78)	(1.23)	(1.51)	(1.40)

Net asset value, end of year	$13.46	$16.28	$15.01	$14.05	$16.33

Total return	(8.65)%	13.76%	15.58%	(4.61)%	6.31%

Ratios to average net assets
Expenses[e,f]	1.30% [g]	1.28%	1.30%	1.34% [g]	1.33%
Expenses incurred in connection with securities sold short	0.01%	—%	0.01%	0.04%	0.04%
Net investment income	1.27%	1.28%	1.98% [c]	1.23%	2.64%[d]

Supplemental data
Net assets, end of year (000’s)	$1,662	$1,601	$2,035	$2,343	$2,246
Portfolio turnover rate	47.20%	24.80%	30.94%	35.80%	40.06%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.31%.

dNet investment income per share includes approximately $0.24 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.24%.

eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	17

FRANKLIN MUTUAL BEACON FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2018	2017	2016	2015	2014

Class R6

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.60	$15.30	$14.30	$16.58	$16.88

Income from investment operations[a]:
Net investment income[b]	0.30	0.37	0.38 [c]	0.30	0.56[d]
Net realized and unrealized gains (losses)	(1.68)	1.82	1.93	(0.98)	0.63

Total from investment operations	(1.38)	2.19	2.31	(0.68)	1.19

Less distributions from:
Net investment income	(0.32)	(0.32)	(0.38)	(0.38)	(0.70)
Net realized gains	(1.15)	(0.57)	(0.93)	(1.22)	(0.79)

Total distributions	(1.47)	(0.89)	(1.31)	(1.60)	(1.49)

Net asset value, end of year	$13.75	$16.60	$15.30	$14.30	$16.58

Total return	(8.18)%	14.42%	16.20%	(3.98)%	6.91%

Ratios to average net assets
Expenses before waiver and payments by affiliates[e]	0.75%	0.72%	0.71%	0.74%	0.74%
Expenses net of waiver and payments by affiliates[e,f]	0.73%	0.71%	0.71%	0.74% [g]	0.74%
Expenses incurred in connection with securities sold short	0.01%	—%	0.01%	0.04%	0.04%
Net investment income	1.84%	1.85%	2.57% [c]	1.83%	3.23%[d]

Supplemental data
Net assets, end of year (000’s)	$79,358	$106,845	$604	$48,844	$50,868
Portfolio turnover rate	47.20%	24.80%	30.94%	35.80%	40.06%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.90%.

dNet investment income per share includes approximately $0.24 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.83%.

eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

18	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL BEACON FUND

Statement of Investments, December 31, 2018

	Country	Shares/ Warrants	Value

Common Stocks and Other Equity Interests 87.3%
Aerospace & Defense 2.1%
BAE Systems PLC	United Kingdom	11,814,998	$69,188,011

Auto Components 0.1%
[a,b,c] International Automotive Components Group Brazil LLC	Brazil	2,846,329	120,619
[a,b,c] International Automotive Components Group North America LLC	United States	22,836,904	2,722,159

			2,842,778

Banks 8.8%
JPMorgan Chase & Co.	United States	890,830	86,962,826
Standard Chartered PLC	United Kingdom	13,443,194	104,454,934
Wells Fargo & Co.	United States	2,124,250	97,885,440

			289,303,200

Biotechnology 1.1%
Shire PLC	United Kingdom	644,845	37,580,872

Chemicals 2.0%
BASF SE	Germany	956,972	66,659,457
[a,b,d] Dow Corning Corp., Contingent Distribution	United States	12,598,548	—

			66,659,457

Communications Equipment 1.9%
Cisco Systems Inc.	United States	1,458,142	63,181,293

Consumer Finance 2.5%
Capital One Financial Corp.	United States	1,102,998	83,375,619

Diversified Telecommunication Services 2.2%
Koninklijke KPN NV	Netherlands	24,353,643	71,435,271

Electrical Equipment 3.3%
[a] Sensata Technologies Holding PLC	United States	2,429,802	108,952,322

Entertainment 3.3%
The Walt Disney Co.	United States	994,700	109,068,855

Food & Staples Retailing 0.2%
[a] Rite Aid Corp.	United States	8,457,611	5,990,526

Health Care Equipment & Supplies 4.3%
Medtronic PLC	United States	1,576,090	143,361,146

Hotels, Restaurants & Leisure 3.9%
Accor SA	France	1,604,708	68,233,205
Sands China Ltd.	Macau	13,934,400	61,036,961

			129,270,166

Industrial Conglomerates 1.0%
General Electric Co.	United States	4,584,600	34,705,422

Insurance 4.5%
American International Group Inc.	United States	1,514,000	59,666,740
The Hartford Financial Services Group Inc.	United States	2,006,000	89,166,700

			148,833,440

Interactive Media & Services 2.5%
[a] Baidu Inc., ADR	China	516,947	81,987,794

IT Services 3.1%
Cognizant Technology Solutions Corp., A	United States	1,629,630	103,448,912

franklintempleton.com	Annual Report	19

FRANKLIN MUTUAL BEACON FUND

STATEMENT OF INVESTMENTS

	Country	Shares/ Warrants	Value

Common Stocks and Other Equity Interests (continued)
Media 6.1%
[a] Charter Communications Inc., A	United States	312,587	$89,077,917
[a] Cumulus Media Inc., A	United States	30,173	325,869
[a] Cumulus Media Inc., B	United States	57,236	543,742
[a] Cumulus Media Inc., wts., 6/04/38	United States	13,170	125,115
[a] Discovery Inc., C	United States	2,709,700	62,539,876
[a] Liberty Global PLC, C	United Kingdom	2,435,700	50,272,848

			202,885,367

Metals & Mining 0.2%
Warrior Met Coal Inc.	United States	207,416	5,000,800

Oil, Gas & Consumable Fuels 5.7%
Kinder Morgan Inc.	United States	4,414,700	67,898,086
Royal Dutch Shell PLC, A	United Kingdom	2,206,089	64,849,084
The Williams Cos. Inc.	United States	2,581,832	56,929,396

			189,676,566

Pharmaceuticals 13.3%
Eli Lilly & Co.	United States	767,312	88,793,345
GlaxoSmithKline PLC	United Kingdom	5,783,258	109,977,483
Merck & Co. Inc.	United States	1,163,977	88,939,482
Novartis AG, ADR	Switzerland	1,774,190	152,243,244

			439,953,554

Software 5.1%
[a] Check Point Software Technologies Ltd.	Israel	734,812	75,428,452
[a] Red Hat Inc.	United States	207,100	36,375,044
Symantec Corp.	United States	2,955,337	55,841,092

			167,644,588

Specialty Retail 2.0%
Dufry AG	Switzerland	708,780	67,547,069

Technology Hardware, Storage & Peripherals 1.9%
Western Digital Corp.	United States	1,676,500	61,980,205

Thrifts & Mortgage Finance 1.4%
Indiabulls Housing Finance Ltd.	India	3,646,376	44,752,884

Tobacco 2.8%
British American Tobacco PLC	United Kingdom	2,851,046	90,894,907

Wireless Telecommunication Services 2.0%
[a] T-Mobile U.S. Inc.	United States	1,020,000	64,882,200

Total Common Stocks and Other Equity Interests (Cost $2,711,462,123)			2,884,403,224

Management Investment Companies (Cost $27,875,091) 0.8%
Diversified Financial Services 0.8%
[a] Altaba Inc.	United States	430,920	24,967,505

Preferred Stocks 5.4%
Automobiles 2.2%
[e] Porsche Automobil Holding SE, 3.429%, pfd.	Germany	1,225,551	72,080,616

Technology Hardware, Storage & Peripherals 3.2%
[e] Samsung Electronics Co. Ltd., 4.46%, pfd.	South Korea	3,738,607	106,581,401

Total Preferred Stocks (Cost $131,568,444)			178,662,017

20	Annual Report	franklintempleton.com

FRANKLIN MUTUAL BEACON FUND

STATEMENT OF INVESTMENTS

	Country	Principal Amount	Value

Corporate Notes and Senior Floating Rate Interests 2.1%
[f,g] Cumulus Media New Holdings Inc., Term Loan, 7.03%, (1-month USD LIBOR + 4.50%), 5/13/22	United States	$10,762,620	$10,213,274
Frontier Communications Corp.,
senior note, 10.50%, 9/15/22	United States	16,691,000	11,683,700
senior note, 11.00%, 9/15/25	United States	23,907,000	15,000,447
[f,g] Veritas US Inc.,
Term Loan B1, 7.022%, (1-month USD LIBOR + 4.50%), 1/27/23	United States	13,060,226	11,237,241
Term Loan B1, 7.303%, (3-month USD LIBOR + 4.50%), 1/27/23	United States	4,281,659	3,684,012
[h] Veritas US Inc./Veritas Bermuda Ltd.,
senior note, 144A, 7.50%, 2/01/23	United States	2,766,000	2,268,120
senior note, 144A, 10.50%, 2/01/24	United States	22,708,000	15,044,050

Total Corporate Notes and Senior Floating Rate Interests (Cost $86,351,756)			69,130,844

Corporate Notes and Senior Floating Rate Interests in Reorganization 0.8%
[b,c,i] Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	10,848	—
[i] iHeartCommunications Inc.,
senior secured note, first lien, 9.00%, 12/15/19	United States	18,873,000	12,739,275
[f,g] Tranche D Term Loan, 8.443%, (3-month USD LIBOR + 6.75%), 1/30/19	United States	15,813,483	10,696,081
[f,g] Tranche E Term Loan, 9.193%, (3-month USD LIBOR + 7.50%), 7/30/19	United States	5,080,935	3,435,068

Total Corporate Notes and Senior Floating Rate Interests in Reorganization (Cost $38,808,737)			26,870,424

		Shares

Companies in Liquidation 0.0%†
[a,b,d] Tribune Media, Litigation Trust, Contingent Distribution	United States	502,429	—
[a,d] Vistra Energy Corp., Litigation Trust, Contingent Distribution	United States	46,282,735	41,654

Total Companies in Liquidation (Cost $1,582,525)			41,654

Total Investments before Short Term Investments (Cost $2,997,648,676)			3,184,075,668

		Principal Amount

Short Term Investments 2.9%

U.S. Government and Agency Securities 2.9%
[j] FHLB, 1/02/19	United States	$9,300,000	9,300,000
[j] U.S. Treasury Bill,
1/02/19 - 4/25/19	United States	58,700,000	58,462,883
[k] 1/10/19 - 6/06/19	United States	27,800,000	27,587,969

Total U.S. Government and Agency Securities
(Cost $95,347,792)			95,350,852

Total Investments (Cost $3,092,996,468) 99.3%			3,279,426,520
Securities Sold Short (1.2)%			(39,553,897)
Other Assets, less Liabilities 1.9%			62,485,882

Net Assets 100.0%			$3,302,358,505

franklintempleton.com	Annual Report	21

FRANKLIN MUTUAL BEACON FUND

STATEMENT OF INVESTMENTS

	Country	Shares	Value

[l] Securities Sold Short (1.2)%
Common Stocks (1.2)%
Internet & Direct Marketing Retail (0.6)%
Alibaba Group Holding Ltd., ADR	China	155,131	$(21,263,806)

Pharmaceuticals (0.6)%
Takeda Pharmaceutical Co. Ltd.	Japan	541,051	(18,290,091)

Total Securities Sold Short (Proceeds $ 49,678,223)			$(39,553,897)

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 14 regarding fair value measurements.

cSee Note 10 regarding restricted securities.

dContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

eVariable rate security. The rate shown represents the yield at period end.

fThe coupon rate shown represents the rate at period end.

gSee Note 1(f) regarding senior floating rate interests.

hSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2018, the aggregate value of these securities was $17,312,170, representing 0.5% of net assets.

iSee Note 8 regarding credit risk and defaulted securities.

jThe security was issued on a discount basis with no stated coupon rate.

kA portion or all of the security has been segregated as collateral for securities sold short. At December 31, 2018, the aggregate value of these securities pledged amounted to $15,493,632, representing 0.5% of net assets.

lSee Note 1(d) regarding securities sold short.

At December 31, 2018, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Currency Contracts
EUR/USD	Short	952	$137,117,750	3/18/19	$ 20,449
GBP/USD	Short	1,150	91,928,125	3/18/19	190,027

Total Futures Contracts					$210,476

*As of period end.

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FRANKLIN MUTUAL BEACON FUND

STATEMENT OF INVESTMENTS

At December 31, 2018, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Euro	BOFA	Buy	514,089	$587,389	1/14/19	$2,386	$—
Euro	HSBK	Buy	277,777	316,930	1/14/19	1,743	—
Euro	HSBK	Sell	793,770	937,700	1/14/19	27,069	—
Euro	UBSW	Buy	1,904	2,176	1/14/19	8	—
British Pound	BOFA	Buy	207,683	263,151	1/16/19	1,919	—
British Pound	HSBK	Buy	1,659,952	2,103,056	1/16/19	15,580	—
British Pound	SSBT	Sell	22,932,950	30,563,775	1/16/19	1,293,904	—
British Pound	UBSW	Buy	496,188	627,061	1/16/19	6,236	—
British Pound	BOFA	Sell	2,400,269	3,159,408	2/14/19	91,565	—
British Pound	BONY	Sell	3,000,000	3,958,700	2/14/19	124,327	—
British Pound	HSBK	Sell	3,962,799	5,217,835	2/14/19	152,886	—
British Pound	UBSW	Sell	11,000,000	14,463,243	2/14/19	403,875	—
South Korean Won	BONY	Sell	3,620,832,500	3,272,330	2/15/19	16,280	—
South Korean Won	HSBK	Buy	10,853,517,380	9,629,812	2/15/19	130,263	—
South Korean Won	HSBK	Sell	47,975,040,092	43,220,481	2/15/19	78,714	—
South Korean Won	UBSW	Buy	4,409,345,698	3,928,540	2/15/19	36,584	—
South Korean Won	UBSW	Sell	18,391,848,448	16,565,502	2/15/19	26,551	—
South Korean Won	UBSW	Sell	19,077,483,100	16,907,841	2/15/19	—	(247,670)
Euro	BOFA	Buy	2,600,955	2,982,914	2/20/19	10,109	—
Euro	BOFA	Sell	593,336	705,526	2/20/19	22,750	—
Euro	BONY	Buy	4,765,990	5,458,238	2/20/19	26,178	—
Euro	BONY	Sell	4,607,719	5,347,138	2/20/19	44,850	—
Euro	HSBK	Buy	978,837	1,121,202	2/20/19	5,185	—
Euro	HSBK	Sell	595,411	708,200	2/20/19	23,036	—
Euro	SSBT	Buy	704,673	806,889	2/20/19	4,007	—
Euro	SSBT	Sell	4,010,232	4,636,971	2/20/19	22,236	—
Euro	UBSW	Buy	756,243	866,106	2/20/19	4,134	—
Euro	BOFA	Buy	2,591,262	2,991,019	4/18/19	5,690	—
Euro	BOFA	Sell	173,877	202,016	4/18/19	932	—
Euro	BOFA	Sell	1,921,837	2,222,086	4/18/19	—	(457)
Euro	BONY	Sell	175,899	204,370	4/18/19	949	—
Euro	BONY	Sell	2,025,583	2,341,270	4/18/19	—	(1,251)
Euro	HSBK	Buy	823,233	950,173	4/18/19	1,869	—
Euro	HSBK	Sell	500,000	577,100	4/18/19	—	(1,134)
Euro	SSBT	Sell	539,982	621,946	4/18/19	—	(2,525)
Euro	UBSW	Buy	600,954	693,822	4/18/19	1,162	—
Euro	UBSW	Sell	317,370	367,790	4/18/19	761	—
Euro	UBSW	Sell	1,920,017	2,206,718	4/18/19	—	(13,720)
British Pound	BONY	Sell	3,132,966	4,074,773	4/24/19	57,270	—
British Pound	UBSW	Sell	3,995,039	5,240,400	4/24/19	117,433	—
Euro	BOFA	Sell	9,189,964	10,649,835	5/07/19	4,378	—
Euro	BONY	Sell	5,200,000	5,977,390	5/07/19	—	(46,179)
Euro	HSBK	Sell	3,316,744	3,830,296	5/07/19	—	(11,748)
Euro	HSBK	Sell	27,571,569	32,057,463	5/07/19	119,147	—
Euro	SSBT	Sell	94,796	110,672	5/07/19	863	—
Euro	UBSW	Sell	6,554,346	7,526,900	5/07/19	—	(65,514)
Euro	UBSW	Sell	9,892,595	11,466,388	5/07/19	7,017	—
South Korean Won	BONY	Sell	4,439,872,340	4,004,575	5/17/19	—	(3,143)
South Korean Won	HSBK	Sell	5,943,138,476	5,353,214	5/17/19	—	(11,450)

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FRANKLIN MUTUAL BEACON FUND

STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
South Korean Won	UBSW	Sell	33,206,907,922	$29,698,043	5/17/19	$—	$(276,674)
Euro	HSBK	Sell	557,670	642,759	5/21/19	—	(4,021)
Euro	SSBT	Sell	2,500,000	2,887,650	5/21/19	—	(11,827)
Euro	SSBT	Sell	54,672,573	63,663,478	5/21/19	254,730	—
British Pound	BOFA	Sell	36,906,347	47,733,779	5/28/19	331,731	—
British Pound	UBSW	Sell	4,176,956	5,319,984	5/28/19	—	(44,846)

Total Forward Exchange Contracts						$3,476,307	$(742,159)

Net unrealized appreciation (depreciation)						$2,734,148

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 11 regarding other derivative information.

See Abbreviations on page 42.

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FRANKLIN MUTUAL BEACON FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$3,092,996,468

Value - Unaffiliated issuers	$3,279,426,520
Cash	317,423
Receivables:
Investment securities sold	2,299,112
Capital shares sold	10,438,943
Dividends and interest	10,500,510
European Union tax reclaims	3,590,373
Deposits with brokers for:
Securities sold short	44,159,501
Futures contracts	5,172,350
Unrealized appreciation on OTC forward exchange contracts	3,476,307
Other assets	470

Total assets	3,359,381,509

Liabilities:
Payables:
Capital shares redeemed	11,505,343
Management fees	1,929,241
Distribution fees	505,575
Transfer agent fees	620,201
Trustees’ fees and expenses	277,183
Variation margin on futures contracts	442,675
Securities sold short, at value (proceeds $49,678,223)	39,553,897
Unrealized depreciation on OTC forward exchange contracts	742,159
Deferred tax	1,170,447
Accrued expenses and other liabilities	276,283

Total liabilities	57,023,004

Net assets, at value	$3,302,358,505

Net assets consist of:
Paid-in capital	$3,025,246,633
Total distributable earnings (loss)	277,111,872

Net assets, at value	$3,302,358,505

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FRANKLIN MUTUAL BEACON FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2018

Class Z:
Net assets, at value	$2,271,216,822

Shares outstanding	165,101,679

Net asset value and maximum offering price per share	$13.76

Class A:
Net assets, at value	$890,293,923

Shares outstanding	65,328,586

Net asset value per share[a]	$13.63

Maximum offering price per share (net asset value per share ÷ 94.50%)	$14.42

Class C:
Net assets, at value	$59,828,464

Shares outstanding	4,381,711

Net asset value and maximum offering price per share[a]	$13.65

Class R:
Net assets, at value	$1,661,537

Shares outstanding	123,410

Net asset value and maximum offering price per share	$13.46

Class R6:
Net assets, at value	$79,357,759

Shares outstanding	5,770,966

Net asset value and maximum offering price per share	$13.75

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN MUTUAL BEACON FUND

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2018

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 86,138,340
Interest:
Unaffiliated issuers	10,609,792
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	33,178
Non-controlled affiliates (Note 3f)	20,195
Other income (Note 1g)	1,042,396

Total investment income	97,843,901

Expenses:
Management fees (Note 3a)	25,808,103
Distribution fees: (Note 3c)
Class A	2,330,762
Class C	2,038,800
Class R	9,055
Transfer agent fees:
Class Z	2,268,365
Class A	817,109
Class C	178,772
Class R	1,587
Class R6	38,336
Custodian fees (Note 4)	202,127
Reports to shareholders	190,182
Registration and filing fees	107,687
Professional fees	112,321
Trustees’ fees and expenses	233,836
Dividends on securities sold short	245,449
Other	80,976

Total expenses	34,663,467
Expense reductions (Note 4)	(29,916)
Expenses waived/paid by affiliates (Note 3f and 3g)	(22,860)

Net expenses	34,610,691

Net investment income	63,233,210

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	297,508,315
Non-controlled affiliates (Note 3f and 12)	10,196
Foreign currency transactions	(993,030)
Forward exchange contracts	12,657,327
Futures contracts	17,946,424
Securities sold short	(1,132,196)

Net realized gain (loss)	325,997,036

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(729,501,793)
Translation of other assets and liabilities denominated in foreign currencies	(311,658)
Forward exchange contracts	21,388,656
Futures contracts	4,450,073
Securities sold short	9,551,893
Change in deferred taxes on unrealized appreciation	(498,289)

Net change in unrealized appreciation (depreciation)	(694,921,118)

Net realized and unrealized gain (loss)	(368,924,082)

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FRANKLIN MUTUAL BEACON FUND

FINANCIAL STATEMENTS

Statement of Operations (continued)

for the year ended December 31, 2018

Net increase (decrease) in net assets resulting from operations	$(305,690,872)

*Foreign taxes withheld on dividends	$3,722,763
#Net of foreign taxes	$155,569

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FRANKLIN MUTUAL BEACON FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended December 31,

	2018	2017

Increase (decrease) in net assets:
Operations:
Net investment income	$63,233,210	$65,956,895
Net realized gain (loss)	325,997,036	183,147,634
Net change in unrealized appreciation (depreciation)	(694,921,118)	281,136,333

Net increase (decrease) in net assets resulting from operations	(305,690,872)	530,240,862

Distributions to shareholders: (Note 1h)
Class Z	(221,433,179)	(139,862,559)
Class A	(83,941,345)	(48,591,653)
Class C	(5,683,570)	(11,029,993)
Class R	(157,769)	(88,349)
Class R6	(7,782,384)	(4,128,902)

Total distributions to shareholders	(318,998,247)	(203,701,456)

Capital share transactions: (Note 2)
Class Z	540,717	(86,429,444)
Class A	72,748,807	(92,158,566)
Class C	(185,991,052)	(38,165,096)
Class R	390,017	(607,336)
Class R6	(12,575,413)	108,551,501

Total capital share transactions	(124,886,924)	(108,808,941)

Net increase (decrease) in net assets	(749,576,043)	217,730,465
Net assets:
Beginning of year	4,051,934,548	3,834,204,083

End of year (Note 1h)	$3,302,358,505	$4,051,934,548

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	29

FRANKLIN MUTUAL BEACON FUND

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Beacon Fund (Fund) is included in this report. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Beginning on October 19, 2018, Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

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FRANKLIN MUTUAL BEACON FUND

NOTES TO FINANCIAL STATEMENTS

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2018, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to

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FRANKLIN MUTUAL BEACON FUND

NOTES TO FINANCIAL STATEMENTS

1.  Organization and Significant Accounting Policies (continued)

c.  Derivative Financial Instruments (continued)

the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2018, the Fund had OTC derivatives in a net liability position of $44,663.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At December 31, 2018, the Fund received $3,753,889 in U.K. Treasury Bonds and U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 11 regarding other derivative information.

d.  Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

e.  Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at

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least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2018, the Fund had no securities on loan.

f.  Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

g.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

h.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not

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1. Organization and Significant Accounting Policies (continued)

h. Security Transactions, Investment Income, Expenses and Distributions (continued)

available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

i.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

For the year ended December 31, 2017, distributions to shareholders were as follows:

Distributions from net investment income :
Class Z	$(48,496,718)
Class A	(15,320,414)
Class C	(2,055,677)
Class R	(23,201)
Class R6	(1,872,829)
Distributions from net realized gains:
Class Z	(91,365,841)
Class A	(33,271,239)
Class C	(8,974,316)
Class R	(65,148)
Class R6	(2,256,073)

For the year ended December 31, 2017, undistributed net investment income included in net assets was $1,171,624.

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2. Shares of Beneficial Interest

At December 31, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2018		2017
	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	8,257,116	$133,575,147	12,158,938	$199,279,041
Shares issued in reinvestment of distributions	15,183,241	206,770,472	7,927,106	130,651,385
Shares redeemed	(20,924,183)	(339,804,902)	(25,064,661)	(416,359,870)

Net increase (decrease)	2,516,174	$540,717	(4,978,617)	$(86,429,444)

Class A Shares:
Shares sold[a]	13,762,741	$220,038,461	5,808,494	$94,712,185
Shares issued in reinvestment of distributions	6,066,419	81,741,950	2,889,127	47,191,652
Shares redeemed	(14,199,056)	(229,031,604)	(14,375,309)	(234,062,403)

Net increase (decrease)	5,630,104	$72,748,807	(5,677,688)	$(92,158,566)

Class C Shares:
Shares sold	777,745	$12,227,859	1,150,062	$18,503,214
Shares issued in reinvestment of distributions	398,415	5,563,069	672,846	10,882,501
Shares redeemed[a]	(12,713,218)	(203,781,980)	(4,170,647)	(67,550,811)

Net increase (decrease)	(11,537,058)	$(185,991,052)	(2,347,739)	$(38,165,096)

Class R Shares:
Shares sold	27,604	$454,716	32,014	$516,552
Shares issued in reinvestment of distributions	11,829	157,768	5,476	88,349
Shares redeemed	(14,360)	(222,467)	(74,775)	(1,212,237)

Net increase (decrease)	25,073	$390,017	(37,285)	$(607,336)

Class R6 Shares:
Shares sold	1,125,287	$18,530,681	6,649,392	$112,866,490
Shares issued in reinvestment of distributions	570,780	7,773,465	249,808	4,128,902
Shares redeemed	(2,360,255)	(38,879,559)	(503,515)	(8,443,891)

Net increase (decrease)	(664,188)	$(12,575,413)	6,395,685	$108,551,501

aMay include a portion of Class C shares that were automatically converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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3.  Transactions with Affiliates (continued)

a.  Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

0.675%	Up to and including $5 billion

0.645%	Over $5 billion, up to and including $7 billion

0.625%	Over $7 billion, up to and including $10 billion

0.615%	In excess of $10 billion

For the year ended December 31, 2018, the gross effective investment management fee rate was 0.675% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$70,223
CDSC retained	$9,451

Effective September 10, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. Further details are disclosed in the Fund’s Prospectus.

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e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2018, the Fund paid transfer agent fees of $3,304,169, of which $1,629,059 was retained by Investor Services.

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Income from securities loaned	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.99%	—	16,525,000	(16,525,000)	—	$ —	$20,195	$ —	$ —

g.  Waiver and Expense Reimbursements

Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02% based on the average net assets of the class. Investor Services may discontinue this waiver in the future.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2018, the custodian fees were reduced as noted in the Statement of Operations.

5.  Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2018, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

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5.  Independent Trustees’ Retirement Plan (continued)

[a]Projected benefit obligation at December 31, 2018	$277,183
[b]Increase in projected benefit obligation	$60,374
Benefit payments made to retired trustees	$(4,114)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6.  Income Taxes

The tax character of distributions paid during the years ended December 31, 2018 and 2017, was as follows:

	2018	2017

Distributions paid from:
Ordinary income	$65,063,571	$78,895,649
Long term capital gain	253,934,676	124,805,807

	$318,998,247	$203,701,456

At December 31, 2018, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$3,058,994,182

Unrealized appreciation	$495,689,764
Unrealized depreciation	(311,859,312)

Net unrealized appreciation (depreciation)	$183,830,452

Distributable earnings:
Undistributed ordinary income	$31,553,512
Undistributed long term capital gains	59,636,597

Total distributable earnings	$91,190,109

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

The Fund utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

7.  Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2018, aggregated $1,729,279,007 and $1,973,753,487, respectively.

8.  Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are

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less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2018, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $26,870,424, representing 0.8% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

10.  Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2018, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount/ Shares	Issuer	Acquisition Date	Cost	Value
10,848	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	$10,848	$—
2,846,329	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	1,890,264	120,619
22,836,904	International Automotive Components Group North America LLC	1/12/06 - 3/18/13	18,692,218	2,722,159
	Total Restricted Securities (Value is 0.1% of Net Assets)		$20,593,330	$2,842,778

11.  Other Derivative Information

At December 31, 2018, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Variation margin on futures contracts	$210,476	[a]	Variation margin on futures contracts	$ —
	Unrealized appreciation on OTC forward exchange contracts	3,476,307		Unrealized depreciation on OTC forward exchange contracts	742,159

Totals		$3,686,783			$742,159

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

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11. Other Derivative Information (continued)

For the year ended December 31, 2018, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Forward exchange contracts	$12,657,327	Forward exchange contracts	$21,388,656
	Futures contracts	17,946,424	Futures contracts	4,450,073
Totals		$30,603,751		$25,838,729

For the year ended December 31, 2018, the average month end notional amount of futures contracts represented $298,479,662. The average month end contract value of forward exchange contracts was $615,763,216.

See Note 1(c) regarding derivative financial instruments.

12. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended December 31, 2018, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
CB FIM Coinvestors LLC	15,831,950	—	(15,831,950)[a]	—	$—	$—	$10,196	$—

aGross reduction was the result of a corporate action.

13.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 8, 2019, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 7, 2020, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2018, the Fund did not use the Global Credit Facility.

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14. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of December 31, 2018, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Auto Components	$—	$—	$2,842,778		$2,842,778
Automobiles	—	72,080,616	—		72,080,616
Chemicals	—	66,659,457	—	[c]	66,659,457
Media	202,216,510	668,857	—		202,885,367
Specialty Retail	—	67,547,069	—		67,547,069
All Other Equity Investments	2,676,017,459	—	—		2,676,017,459
Corporate Notes and Senior Floating Rate Interests	—	69,130,844	—		69,130,844
Corporate Notes and Senior Floating Rate Interests in Reorganization	—	26,870,424	—	[c]	26,870,424
Companies in Liquidation	—	41,654	—	[c]	41,654
Short Term Investments	86,050,852	9,300,000	—		95,350,852

Total Investments in Securities	$2,964,284,821	$312,298,921	$2,842,778		$3,279,426,520

Other Financial Instruments:
Futures Contracts	$210,476	$—	$—		$210,476
Forward Exchange Contracts	—	3,476,307	—		3,476,307

Total Other Financial Instruments	$210,476	$3,476,307	$—		$3,686,783

Liabilities:
Other Financial Instruments:
Securities Sold Short[a]	$39,553,897	$—	$—		$39,553,897
Forward Exchange Contracts	—	742,159	—		742,159

Total Other Financial Instruments	$39,553,897	$742,159	$—		$40,296,056

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common, preferred stocks and management investment companies as well as other equity interests.

cIncludes securities determined to have no value at December 31, 2018.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

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FRANKLIN MUTUAL BEACON FUND

NOTES TO FINANCIAL STATEMENTS

15.  New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-14, Compensation—Retirement Benefits—Defined Benefit Plans—General (Subtopic 715-20): Disclosure Framework—Changes to the Disclosure Requirements for Defined Benefit Plans. The amendments in the ASU modify the disclosure requirements for employers that sponsor defined benefit pension or other postretirement plans. The ASU is effective for annual reporting periods ending after December 15, 2020. Management is currently evaluating the impact, if any, of applying this provision.

16.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty		Currency		Selected Portfolio
BOFA	Bank of America Corp.	EUR	Euro	ADR	American Depositary Receipt
BONY	The Bank of New York Mellon Corp.	GBP	British Pound	FHLB	Federal Home Loan Bank
HSBK	HSBC Bank PLC	USD	United States Dollar	LIBOR	London InterBank Offered Rate
SSBT	State Street Bank and Trust Co., N.A.
UBSW	UBS AG

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FRANKLIN MUTUAL BEACON FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Franklin Mutual Beacon Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Franklin Mutual Beacon Fund (the “Fund”) (one of the funds constituting Franklin Mutual Series Funds), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Franklin Mutual Beacon Fund (one of the funds constituting Franklin Mutual Series Funds) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Franklin investment companies since 1987.

Boston, Massachusetts

February 20, 2019

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FRANKLIN MUTUAL BEACON FUND

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $285,113,004 as a long term capital gain dividend for the fiscal year ended December 31, 2018.

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 52.54% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2018.

Under Section 854(b)(1)(B) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $79,392,478 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code for the fiscal year ended December 31, 2018. Distributions, including qualified dividend income, paid during calendar year 2018 will be reported to shareholders on Form 1099-DIV by mid-February 2019. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $7,219,593 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Internal Revenue Code for the fiscal year ended December 31, 2018.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941)	Trustee	Since 1987	14	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2716

Principal Occupation During at Least the Past 5 Years:

Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 1995	38	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee and Vice Chairman	Trustee since 2002 and Vice Chairman since 2015	14	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC (1999-present) and Fiduciary International Ireland Limited (1999-2015).

Principal Occupation During at Least the Past 5 Years:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Jan Hopkins Trachtman (1947) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2009	14	FinTech Acquisition Corp. III (special purpose fintech acquisition company) (2018-present)

Principal Occupation During at Least the Past 5 Years:

President and Founder, The Jan Hopkins Group (communications consulting firm); serves on Advisory Board of Knight Bagehot Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

Keith Mitchell (1954)	Trustee	Since 2009	14	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2716

Principal Occupation During at Least the Past 5 Years:

Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

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FRANKLIN MUTUAL SERIES FUNDS

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

David W. Niemiec (1949) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2015	38	Hess Midstream Partners LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930)	Trustee	Since 1998	14	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2716

Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Robert E. Wade (1946) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee and Chairman of the Board	Trustee since 1993 and Chairman of the Board since 2005	38	El Oro Ltd (investments) (2003-present).

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

Gregory H. Williams (1943)	Trustee	Since 2015	14	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2716

Principal Occupation During at Least the Past 5 Years:

Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	150	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Peter A. Langerman (1955) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee, President, and Chief Executive Officer – Investment Management	Trustee since 2007, President, and Chief Executive Officer – Investment Management since 2005	7	American International Group, Inc. (AIG) Credit Facility Trust (2010-2011).

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; President and Chief Investment Officer, Franklin Advisory Services, LLC; and officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Vice President since 2009 and Secretary since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 16 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton Investments.

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FRANKLIN MUTUAL SERIES FUNDS

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Navid J. Tofigh (1972)	Vice President	Since 2015	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

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FRANKLIN MUTUAL SERIES FUNDS

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is the Fund’s investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Edward I. Altman, Ph.D., Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Messrs. Altman and Niemiec and Ms. Bates qualify as such an expert in view of their extensive business background and experience. Mr. Altman has served as a member of the Fund Audit Committee since 1987. He currently serves as a Max L. Hine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University. Ms. Bates has served as a member of the Fund Audit Committee since 1995. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2015, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Messrs. Altman and Niemiec and Ms. Bates have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Messrs. Altman and Niemiec and Ms. Bates are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL BEACON FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter

Franklin Mutual Beacon Fund

Investment Manager

Franklin Mutual Advisers, LLC

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301 - (Class A, C, R & R6)

(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2019 Franklin Templeton Investments. All rights reserved.	476 A 02/19

Annual Report and Shareholder Letter December 31, 2018

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Franklin Templeton

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Franklin Mutual Global Discovery Fund Shareholder:

Investors started 2018 seemingly with the wind at their back. The primary tailwinds were strong corporate earnings growth in most developed markets, healthy consumer and business investment spending, and the positive effect of major U.S. tax cuts. In addition, the global economy continued its steady expansion since the financial crisis of 2008–2009. Unemployment continued to decline in the U.S. and other developed markets, while U.S. wage growth showed some signs of accelerating. As a result, equity markets reached new highs in August and September. However, volatility and market downturns soon made their mark on 2018. As measured by the Chicago Board Options Exchange Volatility Index (VIX), 2017 was the least volatile year on record for the Standard & Poor’s 500® Index (S&P 500®), but the VIX surged in February 2018 and jumped again in October and December 2018. Heightened trade tensions between the U.S. and China, geopolitical events in Europe and a growing belief that corporate earnings and economic growth will likely decelerate in 2019 hindered equity markets. A flattening U.S. Treasury yield curve, wider credit spreads and growing market concern that the U.S. Federal Reserve may raise interest rates too aggressively were also important drivers of market turbulence. For the period ended December 31, 2018, U.S. stocks, as measured by the S&P 500, had a -4.38% total return.1 Stocks in global developed markets, as measured by the MSCI World Index (USD), had a -8.20% total return.1

While equity markets were broadly down for the year, there were pockets of positive performance concentrated in areas of growth and innovation, such as software, information technology services and segments of the health care sector. It is no surprise, therefore, that growth stocks managed to perform better than value stocks during the period. The MSCI World Growth Index (USD) had a -6.42% total return, while the MSCI World Value Index (USD) had a -10.09% total return.1

The return of volatility is an appropriate reminder that securities markets are dynamic. We believe active, professional investment management serves investors well since market volatility is more the norm than uninterrupted positive returns. Valuation is an essential factor in our analysis and we always ask ourselves if current and potential investments represent an attractive balance of risk and reward. We remain committed to a bottom-up stock-picking process that is disciplined and driven by rigorous fundamental analysis that attempts to limit downside risk. In our view, investing in underappreciated and misunderstood companies with identifiable catalysts for unlocking shareholder value can offer significant upside potential as well as a degree of downside protection.

We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook will be well positioned for the years ahead.

On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past 12 months in light of the economic environment

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Peter A. Langerman

Chairman, President and Chief Executive Officer

Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of December 31, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Franklin Mutual Global Discovery Fund

This annual report for Franklin Mutual Global Discovery Fund covers the fiscal year ended December 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities of U.S. and foreign companies that the investment manager believes are available at market prices less than their intrinsic value. The equity securities in which the Fund invests are primarily common stock, with a current focus on mid- and large cap companies. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Fund may invest a substantial portion, potentially up to 100% of its assets, in foreign securities, which may include sovereign debt and participations in foreign government debt. The Geographic Composition bar chart on this page lists the leading countries where the Fund invests.

Performance Overview

The Fund’s Class Z shares had a -10.78% cumulative total return for the 12 months ended December 31, 2018. For comparison, the Fund’s benchmark, the MSCI World Index (USD), which tracks stock performance in global developed markets, had a -8.20% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 10.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded during the 12 months under review, despite weakness in certain regions. Global developed and emerging market stocks were aided at certain points during the period by higher crude oil prices, upbeat economic data,

Geographic Composition*

Based on Total Net Assets as of 12/31/18

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

easing trade tensions and encouraging corporate earnings reports, as well as indications of a slower pace of interest-rate increases from the U.S. Federal Reserve (Fed).

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 19.

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However, various factors weighed on global markets during the period, including concerns about tighter regulation of technology companies, political uncertainties in the U.S. and the European Union, and major central banks’ interest-rate path and unwinding of monetary stimulus measures. Markets were further pressured by U.S. trade disputes with its allies and China, and their impact on global growth and corporate earnings. In this environment, global stocks, as measured by the MSCI All Country World Index, had a -8.93% total return for the 12 months ended December 31, 2018.1

The U.S. economy grew during the 12-month period. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, business investment, exports and government spending. However, growth moderated in the third quarter due to declines in exports and housing investment. The unemployment rate declined from 4.1% in December 2017 to 3.9% at period-end.2 Annual inflation, as measured by the Consumer Price Index, decreased from 2.1% in December 2017 to 1.9% at period-end.2 The Fed raised its target range for the federal funds rate four times during the period, to 2.25%–2.50%, and continued reducing its balance sheet as part of an ongoing plan to normalize monetary policy. At its December meeting, the Fed reduced the projected 2019 rate increases to two, compared to three projected previously.

In Europe, the U.K.’s quarterly economic growth moderated in 2018’s first quarter, but accelerated in 2018’s second and third quarters. The Bank of England raised its key policy rate once during the review period. After moderating in 2018’s first quarter, the eurozone’s quarterly growth remained stable in the second quarter, but eased in the third quarter. The bloc’s annual inflation rate ended the period higher than in December 2017. The European Central Bank (ECB) kept its benchmark interest rate unchanged during the period. In December 2018, the ECB confirmed its plan to conclude its bond purchase program at the end of 2018 and reiterated it expects key interest rates to remain unchanged through the summer of 2019.

In Asia, Japan’s quarterly gross domestic product (GDP) grew in 2018’s second quarter, following a contraction in the first quarter, but contracted again in the third quarter. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP growth remained stable in 2018’s first and second quarters, but accelerated in the third quarter. The Central Bank of Brazil lowered its benchmark interest rate twice during the period. Russia’s annual GDP growth rate accelerated in 2018’s first and second quarters, but moderated in the third quarter. After lowering its key rate twice early in the period, the Bank of Russia raised it twice in the period’s second half to curtail inflation risks. China’s annual GDP grew at a stable rate in 2018’s first quarter, but it moderated in the second and third quarters. The People’s Bank of China left its benchmark interest rate unchanged during the period, but it took measures to improve financial liquidity to mitigate the negative effects of the U.S.-China trade dispute and support economic growth. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, had a -14.25% total return during the period.1

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but also reduces the risk of substantial declines, in our opinion. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

To a lesser extent, we complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court,

2. Source: U.S. Bureau of Labor Statistics.

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the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and avoid rumored deals or other situations we consider relatively risky. In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

In 2018, corporate profits in the U.S. and other developed markets continued their impressive year-over-year growth. In addition, labor markets showed further improvement, consumer spending was solid, and U.S. corporate tax reforms encouraged companies to buy back more stock, raise dividends and increase capital expenditures. Those positive fundamentals were periodically overshadowed by political and economic concerns, particularly in the final three months of the year.

As major U.S. equity markets established new all-time highs in 2018, overall U.S. equity market valuations (e.g., price-to-earnings, price-to-book or price-to-sales) became increasingly unattractive, in our analysis. The equity market sell-off in the fourth-quarter helped to return valuations to more reasonable levels. The sell-off and rise in volatility yielded an opportunity for us to seek out stocks with strong corporate fundamentals and valuations whose risk/reward profiles seemed to us to have become more favorable.

In 2019, policy events may have considerable influence, for better or worse, on economic growth, investor sentiment and financial market performance and volatility. Markets are likely to be particularly sensitive to developments in U.S.-China trade relations, monetary policy moves by the Fed and other major central banks, oil production decisions by OPEC (The Organization of the Petroleum Exporting Countries) and other oil producing countries, the outcome of Brexit, China’s

Top 10 Sectors/Industries
Based on Equity Securities as of 12/31/18

% of Total Net Assets
Banks	11.9%
Pharmaceuticals	9.9%
Oil, Gas & Consumable Fuels	9.8%
Insurance	9.8%
Health Care Equipment & Supplies	4.4%
Software	3.6%
Technology Hardware, Storage & Peripherals	3.6%
Media	3.3%
Automobiles	3.2%
Tobacco	2.9%

response to its slowing economy and potential political discord in Washington, D.C.

Europe’s equity market overall was trading at an attractively lower price-to-earnings multiple and higher dividend yield than the U.S. equity market at period-end. We also saw an increase in investor activism, which we viewed as encouraging. However, those favorable factors were offset in part by economic data, which showed increased slowing of economic activity across the region. From an investment standpoint, we are hopeful that 2019 will be a year of potential resolution and clarity. The biggest political event will likely be Brexit, as a resolution to the situation remained unclear as of period-end. The uncertainty around the terms and timing of a deal continued to undermine consumer and corporate confidence. From our perspective, we believe the European Union and the U.K. will ultimately reach an agreement that makes sense for both sides, and we believe the approval of such an agreement would likely have a significantly positive effect on investor, consumer and corporate sentiment in the U.K. We will also pay close attention to structural reform efforts in France and the political transition in Germany. In December, Chancellor Angela Merkel stepped down as leader of the Christian Democratic Union but stated her intention to remain in office for the remaining three years of her term as Chancellor.

In Asia, economic and financial market weakness in China has been brought on by multiple factors. The U.S.-China trade conflict has disrupted manufacturing activity and supply chains. As trade tensions escalated in 2018, manufacturers accelerated production to avoid upcoming tariffs. At year-end, supply chains were filled with inventory, while manufacturing activity was weak. Entering 2019, the near-term question is how long the inventory overhang will last, while the more significant question is to what extent the trade conflict will alter supply chains in the medium to long term. Amid the trade conflict,

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China has proven resolute in its attempt to dampen the reliance on leverage, which has hindered economic activity as well. While the government has enacted some stimulus measures, such as tax cuts, they may be less impactful than prior stimulus through fiscal spending. Meanwhile, government social policies impacting personal freedoms have had a negative effect on consumer sentiment.

Investment Spotlight

In all market environments, we seek to invest prudently in securities that we believe represent good value. We do this by seeking securities that trade at a discount to our estimate of intrinsic value, taking into account the quality of the asset, the sustainability of returns, and the growth potential of the business. We also believe the potential to deliver the best risk-adjusted return over a full market cycle requires us to be focused on applying our cross-asset approach: owning equities and debt—in certain cases multiple securities across the capital structure of a company—across geographies and sectors with an emphasis on corporate actions as catalysts. Our health care sector positions are a good example of our investment process. They have been carefully selected over a number of years, and in 2018, many of our long-standing sector investments appreciated significantly. Collectively our sector exposure outperformed the health care sector within the MSCI World Index (USD).

Within the health care sector, our investment process has generally been focused on finding innovative companies that are market leaders and that invest substantial amounts of capital into research and development (R&D) as a means to sustain and grow market positions. In addition, many of our positions have been in diversified pharmaceutical companies that also have long-duration cash flows through their leading positions in animal health, vaccine, and over-the-counter medicine businesses. These businesses can offer downside protection in years when pharmaceutical R&D is less successful or in years when important products lose patent protection. These businesses are attractive and have been undervalued by the market. This undervaluation allowed us to build positions, and in 2018, some of this undervaluation was reversed.

Eli Lilly and Merck are quintessential examples of our investment process. They are leading innovation-driven pharmaceutical companies that invest substantial amounts of capital into R&D to develop transformative medicines. Both companies have introduced innovative new products in the past many years like Trulicity for diabetes and Keytruda for oncology that we believe will continue to offer substantial long-term revenue growth. The management teams at both companies take a long-term view and focus on enhancing their market positions through both internal and external innovation. Acquiring late stage innovation can be expensive, which is why Lilly and Merck take a prudent approach to generally focusing on early stage assets. Competition is typically less intense for early stage assets, and they can add value through their own development process and pass along that value to shareholders. Shareholder focus also comes through at both companies by their return of excess capital to shareholders through large dividends and share buybacks.

In our view, both companies also have strong, long-duration assets. Lilly and Merck are the fourth and third largest players in animal health, respectively. In September 2018, Lilly sold some shares of Elanco3, its animal health division, through an initial public offering to create additional shareholder value, while Merck started providing segment level profit disclosures so investors could better appreciate the contribution and value of their animal health business. Merck is also the second largest player in vaccines, a highly attractive business that is underappreciated, in our opinion.

Another common feature between Lilly and Merck is their strong balance sheets. Both companies also generate substantial amounts of free cash flows, with a significant proportion returned to shareholders in the form of dividends and share buybacks. In addition, the two companies are focused on managing their business more efficiently and improving their operating margins, which we believe will lead to additional earnings growth over the next several years. The Top 10 Sectors/Industries table on page 5 lists pharmaceuticals and also other leading industries in which the Fund currently invests.

Mergers and Acquisitions

In health care and elsewhere, merger and acquisition (M&A) activity remained healthy in 2018. The market received some clarity regarding the regulatory environment when a federal judge ruled in favor of AT&T and Time Warner4, and against the U.S. Department of Justice, in its antitrust lawsuit. However, economic, financial market and geopolitical uncertainty that arose in the second half of the year caused the

3. Not a Fund holding.

4. Not held at period-end.

See www.franklintempletondatasources.com for additional data provider information.

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pace of activity to slow. In our view, it was notable that health care has become one of the busier sectors for M&A as it is relatively more insulated from economic uncertainty. The strength and path of M&A activity in 2019 will likely depend in large part on how the uncertainties carrying over from 2018 play out and how they affect equity markets. From our experience, ups and downs in equity market performance and levels of deal activity have tended to move in a similar direction.

Credit Markets

Finding mispriced risk in credit markets was challenging in 2018. Low interest rates kept credit widely available, default rates remained at historically low levels and we continued to witness a loosening in debt covenant terms, which include restrictions on financial activities by the borrower or parameters for specific financial metrics. Liberal interpretations of credit agreements and bond indentures in order to shift valuable assets beyond the reach of creditors were an ongoing challenge. In such an environment, we found more opportunities investing in short-term mispriced risk rather than long-term restructurings.

However, we are hopeful that more opportunities may emerge in 2019, especially if we are starting to enter latter stages of the business cycle. U.S. monetary policy is becoming less accommodative, economic growth appears to be downshifting into a slower pace, earnings growth is set to slow, and geopolitical uncertainty is on the rise. These dynamics have already contributed to a general rise in financial market volatility. At the same time, the amount of lower-rated investment-grade credit stands at a historically high level on an absolute basis and relative to corporate debt markets overall. We believe default rates and the pace of corporate downgrades could begin to pick up in 2019. As a result, 2019 could bring a rise in fallen-angel opportunities (bonds downgraded from investment-grade to junk status) and idiosyncratic opportunities in out-of-favor industries. We will continue to look for opportunities across the capital structures of companies with liquidity-enhancing events, such as asset sales, the ability to issue secured debt within existing agreements, and free cash flow that could buy time for a company to weather its financial storm.

Fund Performance

Turning to Fund performance, top positive contributors included U.S.-based pharmaceutical company Eli Lilly, global research-driven pharmaceutical company Merck and U.K.-based pay-TV provider Sky. Eli Lilly and Merck are

Top 10 Equity Holdings
12/31/18

Company Sector/Industry, Country	% of Total Net Assets
Medtronic PLC Health Care Equipment & Supplies, U.S.	3.4%
Novartis AG Pharmaceuticals, Switzerland	3.4%
The Walt Disney Co. Entertainment, U.S.	2.8%
GlaxoSmithKline PLC Pharmaceuticals, U.K.	2.5%
Royal Dutch Shell PLC Oil, Gas & Consumable Fuels, U.K.	2.4%
NN Group NV Insurance, Netherlands	2.3%
Eli Lilly & Co. Pharmaceuticals, U.S.	2.3%
Enel SpA Electric Utilities, Italy	2.2%
Merck & Co. Inc. Pharmaceuticals, U.S.	2.0%
Volkswagen AG Automobiles, Germany	2.0%

listed among the Fund’s largest positions in the Top 10 Equity Holdings table on this page.

Shares of Eli Lilly were boosted in large part by a series of strong quarterly results during 2018. Attractive corporate fundamentals and fewer investor concerns regarding the direct impact on the pharmaceutical industry from the Trump administration’s efforts to lower prescription drug prices helped push the stock higher. We believe Eli Lilly continues to have a strong product growth story and room for further margin expansion, in addition to having solid research and development capabilities.

Merck is a global research-driven pharmaceutical company with strong market positions in oncology, diabetes, vaccines and animal health. Investors remained upbeat about its future prospects, particularly its Keytruda oncology drug. Merck released clinical trial results, which showed that for the first-line treatment of metastatic nonsquamous non-small lung cancer patients, Keytruda combined with chemotherapy substantially extended survival of patients compared with chemotherapy alone. The Keytruda results set a high bar for competition and appeared to enhance Keytruda’s prospects to gain share in the sizeable market for lung cancer treatment. Results from a competitor, Bristol-Myers Squibb3, were less compelling in a different clinical trial in lung cancer. In

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October 2018, Merck raised its dividend and authorized a new large share buyback plan.

In February 2018, shares of Sky jumped when U.S.-based cable company Comcast3 made a surprise bid for the company. The Comcast bid was considerably higher than a prior bid by Twenty-First Century Fox3, which already owned a substantial portion of Sky. In July 2018, Twenty-First Century Fox raised its bid for Sky, but Comcast promptly offered a higher counter-bid. The stock rose again in September 2018 when The Panel on Takeovers and Mergers in the U.K. announced that Comcast had won the mandatory auction for Sky, and Twenty-First Century Fox subsequently agreed to sell its stake of Sky to Comcast. The acquisition of Sky was officially completed in October 2018.

During the period under review, Fund investments that detracted from performance included U.K.-based British American Tobacco, U.S.-based industrials company General Electric (GE) and U.S.-based bank Citizens Financial Group.

Shares of British American Tobacco faced downward pressure due to potential additional U.S. regulation and concerns regarding next generation products. In March 2018, the U.S. Food and Drug Administration (FDA) issued an Advance Notice of Proposed Rulemaking, which started the process of examining the possibility of regulating nicotine levels in combustible cigarettes. The process may not result in regulation, but if it does, many experts believe the review could take seven to 10 years. Meanwhile, JUUL, produced by JUUL Labs3, has emerged as a popular e-cigarette for young U.S. consumers. It is unclear to what degree JUUL is cannibalizing the combustible market, but it has hurt investor sentiment toward the industry. In November, shares of British American Tobacco and industry peers dropped, as the FDA revisited the possibility of banning menthol as a flavor in cigarettes, which would take years with many steps to complete, and in our opinion, an FDA proposal would face litigation from the industry. Industry experts have suggested that it might not survive legal challenges.

GE is a multi-industrial company with a diverse set of businesses in power generation, health care and aviation. During 2018, the stock suffered a number of setbacks starting in January with a greater-than-expected charge related to long-term care policies in its insurance subsidiary. In June, the stock was removed from the Dow Jones Industrial Average and in September, GE stated that fan blades in some of its power-plant turbines were experiencing oxidation problems. In October, S&P Global Ratings, a bond rating agency, cut GE’s debt rating, while GE cut its dividend and stated that the
Securities and Exchange Commission was expanding an ongoing investigation to include an accounting write-down related to its power-generation division. Amid the negative events in 2018, management took the first steps in what amounts to a breakup of GE, announcing in May 2018 the merger of its transportation operations into Wabtec3 and plans to spin-off its health care division and divest its stake in oil-services firm Baker Hughes. In October 2018, GE unexpectedly replaced chief executive officer (CEO) John Flannery, who spent his entire career at GE, with Larry Culp, a former CEO of Danaher3, an industrial company. We believe Culp made some prudent initial moves, and that his plan to reduce debt and strengthen GE’s balance sheet is a step in the right direction to restoring investor confidence in the company.

Citizens Financial Group is a regional bank focused on the Northeastern U.S. The stock slipped in the second half of the year due to fears of slowing global economic activity negatively affecting the U.S. economy, leading to lower U.S. interest rates, rising credit costs and slower revenue and earnings growth for the industry. In addition, the U.S. Treasury yield curve flattened and inverted in the latter stages of the year and credit spreads widened. On a long-term basis, we believe Citizens remains well positioned to continue driving improved results through a combination of capital deployment, balance sheet optimization and cost controls.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive overall impact on the Fund’s performance because of the appreciation of the U.S. dollar versus the hedged currencies.

What is a currency forward?

A currency forward is a direct agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

As fellow shareholders, we found recent relative and absolute performance disappointing, but it is not uncommon for our strategy to lag the equity markets at times. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders.

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Thank you for your participation in Franklin Mutual Global Discovery Fund. We look forward to continuing to serve your investment needs.

Peter A. Langerman Co-Portfolio Manager

Timothy Rankin, CFA Co-Portfolio Manager

Christian Correa, CFA Co-Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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Performance Summary as of December 31, 2018

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 12/31/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return	[2]

Z
1-Year	-10.78%	-10.78%
5-Year	+12.58%	+2.40%
10-Year	+111.34%	+7.77%

A3
1-Year	-10.99%	-15.89%
5-Year	+11.08%	+0.98%
10-Year	+105.44%	+6.86%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 12 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 12 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (1/1/18–12/31/18)

Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total
Z	$0.6426	$0.3064	$1.0651	$2.0141
A	$0.5640	$0.3064	$1.0651	$1.9355
C	$0.1023	$0.3064	$1.0651	$1.4738
R	$0.4668	$0.3064	$1.0651	$1.8383
R6	$0.6779	$0.3064	$1.0651	$2.0494

Total Annual Operating Expenses5

Share Class
Z	0.96%
A	1.21%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. Smaller-company stocks have exhibited greater price volatility than larger-company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower-rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 5.50%.

4. Source: Morningstar. The MSCI World Index (USD) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18–12/31/18[1,2]	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18–12/31/18[1,2]	Net Annualized Expense Ratio[2]
Z	$1,000	$905.60	$4.61	$1,020.37	$4.89	0.96%
A	$1,000	$904.60	$5.81	$1,019.11	$6.16	1.21%
C	$1,000	$900.80	$9.39	$1,015.32	$9.96	1.96%
R	$1,000	$903.20	$7.00	$1,017.85	$7.43	1.46%
R6	$1,000	$906.10	$4.18	$1,020.82	$4.43	0.87%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Financial Highlights

	Year Ended December 31,
	2018	2017	2016		2015	2014

Class Z

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$32.42	$31.12	$29.35		$33.32	$33.73

Income from investment operations[a]:
Net investment income[b]	0.58	0.76 [c]	0.67	[d]	0.53	0.82 [e]
Net realized and unrealized gains (losses)	(4.13)	2.29	3.08		(1.71)	0.97

Total from investment operations	(3.55)	3.05	3.75		(1.18)	1.79

Less distributions from:
Net investment income	(0.64)	(0.79)	(0.69)		(0.55)	(0.82)
Net realized gains	(1.37)	(0.96)	(1.29)		(2.24)	(1.38)

Total distributions	(2.01)	(1.75)	(1.98)		(2.79)	(2.20)

Net asset value, end of year	$26.86	$32.42	$31.12		$29.35	$33.32

Total return	(10.78)%	9.84%	12.86%		(3.36)%	5.33%

Ratios to average net assets
Expenses[f,g]	0.97% [h]	0.96%	0.99%	[h]	0.99% [h]	0.99%
Expenses incurred in connection with securities sold short	—% [i]	—%	0.01%		0.02%	0.03%
Net investment income	1.82%	2.30% [c]	2.27%	[d]	1.56%	2.38% [e]

Supplemental data
Net assets, end of year (000’s)	$5,114,274	$7,175,981	$8,354,865		$9,132,752	$10,375,518
Portfolio turnover rate	14.70%	17.50%	17.01%		21.79%	23.66%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.20 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.68%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.94%.

eNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.40%.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2018	2017	2016		2015	2014

Class A

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$31.80	$30.57	$28.86		$32.81	$33.24

Income from investment operations[a]:
Net investment income[b]	0.49	0.66 [c]	0.59	[d]	0.42	0.71 [e]
Net realized and unrealized gains (losses)	(4.04)	2.25	3.01		(1.67)	0.96

Total from investment operations	(3.55)	2.91	3.60		(1.25)	1.67

Less distributions from:
Net investment income	(0.56)	(0.72)	(0.60)		(0.46)	(0.72)
Net realized gains	(1.37)	(0.96)	(1.29)		(2.24)	(1.38)

Total distributions	(1.93)	(1.68)	(1.89)		(2.70)	(2.10)

Net asset value, end of year	$26.32	$31.80	$30.57		$28.86	$32.81

Total return[f]	(10.99)%	9.57%	12.56%		(3.63)%	5.01%

Ratios to average net assets
Expenses[g,h]	1.22% [i]	1.21%	1.24%	[i]	1.27% [i]	1.29%
Expenses incurred in connection with securities sold short	—% [j]	—%	0.01%		0.02%	0.03%
Net investment income	1.57%	2.05% [c]	2.02%	[d]	1.28%	2.08% [e]

Supplemental data
Net assets, end of year (000’s)	$7,461,444	$9,589,033	$10,498,722		$11,274,721	$11,573,196
Portfolio turnover rate	14.70%	17.50%	17.01%		21.79%	23.66%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.20 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.43%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.69%.

eNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.10%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2018	2017	2016		2015	2014

Class C

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$31.44	$30.22	$28.55		$32.49	$32.94

Income from investment operations[a]:
Net investment income[b]	0.26	0.41 [c]	0.36	[d]	0.18	0.47 [e]
Net realized and unrealized gains (losses)	(3.98)	2.23	2.97		(1.64)	0.95

Total from investment operations	(3.72)	2.64	3.33		(1.46)	1.42

Less distributions from:
Net investment income	(0.10)	(0.46)	(0.37)		(0.24)	(0.49)
Net realized gains	(1.37)	(0.96)	(1.29)		(2.24)	(1.38)

Total distributions	(1.47)	(1.42)	(1.66)		(2.48)	(1.87)

Net asset value, end of year	$26.25	$31.44	$30.22		$28.55	$32.49

Total return[f]	(11.70)%	8.78%	11.70%		(4.33)%	4.28%

Ratios to average net assets
Expenses[g,h]	1.97% [i]	1.96%	1.99%	[i]	1.99% [i]	1.99%
Expenses incurred in connection with securities sold short	—% [j]	—%	0.01%		0.02%	0.03%
Net investment income	0.82%	1.30% [c]	1.27%	[d]	0.56%	1.38% [e]

Supplemental data
Net assets, end of year (000’s)	$1,054,412	$2,438,507	$2,758,563		$2,983,216	$3,077,691
Portfolio turnover rate	14.70%	17.50%	17.01%		21.79%	23.66%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.20 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.68%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.94%.

eNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.40%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jRounds to less than 0.01%.

16	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2018	2017	2016		2015	2014

Class R

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$31.37	$30.17	$28.51		$32.43	$32.88

Income from investment operations[a]:
Net investment income[b]	0.41	0.57 [c]	0.50	[d]	0.35	0.65 [e]
Net realized and unrealized gains (losses)	(3.97)	2.22	2.98		(1.64)	0.93

Total from investment operations	(3.56)	2.79	3.48		(1.29)	1.58

Less distributions from:
Net investment income	(0.47)	(0.63)	(0.53)		(0.39)	(0.65)
Net realized gains	(1.37)	(0.96)	(1.29)		(2.24)	(1.38)

Total distributions	(1.84)	(1.59)	(1.82)		(2.63)	(2.03)

Net asset value, end of year	$25.97	$31.37	$30.17		$28.51	$32.43

Total return	(11.24)%	9.31%	12.28%		(3.82)%	4.77%

Ratios to average net assets
Expenses[f,g]	1.47% [h]	1.46%	1.49%	[h]	1.49% [h]	1.49%
Expenses incurred in connection with securities sold short	—% [i]	—%	0.01%		0.02%	0.03%
Net investment income	1.32%	1.80% [c]	1.77%	[d]	1.06%	1.88% [e]

Supplemental data
Net assets, end of year (000’s)	$274,086	$398,692	$444,813		$468,425	$528,439
Portfolio turnover rate	14.70%	17.50%	17.01%		21.79%	23.66%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.20 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.18%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.44%.

eNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.90%.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	17

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2018	2017	2016		2015	2014

Class R6

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$32.41	$31.13	$29.35		$33.33	$33.73

Income from investment operations[a]:
Net investment income[b]	0.62	0.75 [c]	0.61	[d]	0.55	0.85 [e]
Net realized and unrealized gains (losses)	(4.13)	2.34	3.19		(1.69)	1.00

Total from investment operations	(3.51)	3.09	3.80		(1.14)	1.85

Less distributions from:
Net investment income	(0.68)	(0.85)	(0.73)		(0.60)	(0.87)
Net realized gains	(1.37)	(0.96)	(1.29)		(2.24)	(1.38)

Total distributions	(2.05)	(1.81)	(2.02)		(2.84)	(2.25)

Net asset value, end of year.	$26.85	$32.41	$31.13		$29.35	$33.33

Total return	(10.67)%	9.98%	13.02%		(3.23)%	5.46%

Ratios to average net assets
Expenses before waiver and payments by affiliates[f]	0.88%	0.84%	0.85%		0.84%	0.85%
Expenses net of waiver and payments by affiliates[f,g]	0.87%	0.84%	0.85%	[h]	0.84% [h]	0.85%
Expenses incurred in connection with securities sold short	—% [i]	—%	0.01%		0.02%	0.03%
Net investment income	1.92%	2.42% [c]	2.41%	[d]	1.71%	2.52% [e]

Supplemental data
Net assets, end of year (000’s)	$1,418,812	$2,221,338	$528,617		$229,765	$137,922
Portfolio turnover rate	14.70%	17.50%	17.01%		21.79%	23.66%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.20 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.80%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.08%.

eNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.54%.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

18	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Statement of Investments, December 31, 2018

	Country	Shares/ Units/ Warrants	Value

Common Stocks and Other Equity Interests 93.0%
Aerospace & Defense 0.8%
BAE Systems PLC	United Kingdom	21,584,405	$126,397,148

Auto Components 0.4%
[a,b,c] International Automotive Components Group Brazil LLC	Brazil	3,819,425	161,855
[a,b,c,d] International Automotive Components Group North America LLC	United States	35,491,081	4,230,537
Toyo Tire Corp.	Japan	4,446,741	55,787,125

			60,179,517

Automobiles 1.2%
General Motors Co.	United States	5,350,852	178,985,999

Banks 11.9%
Barclays PLC	United Kingdom	36,257,633	69,596,752
BNP Paribas SA	France	3,102,600	140,332,004
CIT Group Inc.	United States	3,769,060	144,241,926
Citigroup Inc.	United States	4,720,240	245,735,694
Citizens Financial Group Inc.	United States	9,225,010	274,259,547
First Horizon National Corp.	United States	7,743,203	101,900,552
HSBC Holdings PLC	United Kingdom	16,067,494	132,550,269
JPMorgan Chase & Co.	United States	1,959,756	191,311,381
Societe Generale SA	France	5,157,188	164,391,322
Standard Chartered PLC	United Kingdom	12,656,750	98,344,187
Wells Fargo & Co.	United States	5,713,404	263,273,656

			1,825,937,290

Biotechnology 0.6%
Shire PLC	United Kingdom	1,624,235	94,658,666

Building Products 1.2%
Johnson Controls International PLC	United States	6,119,300	181,437,245

Capital Markets 1.3%
Credit Suisse Group AG	Switzerland	6,243,791	68,288,021
Deutsche Bank AG	Germany	6,644,039	52,989,745
Guotai Junan Securities Co. Ltd.	China	41,520,689	83,990,513

			205,268,279

Chemicals 1.3%
BASF SE	Germany	2,946,786	205,263,219
[a,b,e] Dow Corning Corp., Contingent Distribution	United States	11,430,153	—

			205,263,219

Communications Equipment 2.8%
Cisco Systems Inc.	United States	5,552,130	240,573,793
Nokia OYJ, A	Finland	28,555,604	164,576,619
Nokia OYJ, ADR	Finland	4,767,871	27,749,009

			432,899,421

Construction Materials 1.0%
LafargeHolcim Ltd., B	Switzerland	3,691,245	152,403,248

Consumer Finance 1.7%
Ally Financial Inc.	United States	4,094,210	92,774,799
Capital One Financial Corp.	United States	2,190,465	165,577,249

			258,352,048

Containers & Packaging 1.0%
International Paper Co.	United States	3,679,148	148,490,413

franklintempleton.com	Annual Report	19

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

STATEMENT OF INVESTMENTS

	Country	Shares/ Units/ Warrants	Value

Common Stocks and Other Equity Interests (continued)
Diversified Financial Services 0.9%
Voya Financial Inc.	United States	3,426,353	$137,533,809

Diversified Telecommunication Services 2.6%
AT&T Inc.	United States	4,600,757	131,305,605
Koninklijke KPN NV	Netherlands	92,169,805	270,356,884

			401,662,489

Electric Utilities 2.5%
Enel SpA	Italy	57,664,238	334,308,347
[a] PG&E Corp.	United States	2,115,252	50,237,235

			384,545,582

Energy Equipment & Services 1.1%
Baker Hughes a GE Co., A	United States	7,502,843	161,311,125

Entertainment 2.8%
The Walt Disney Co.	United States	3,912,400	428,994,660

Food & Staples Retailing 1.3%
Walgreens Boots Alliance Inc.	United States	2,833,972	193,645,307

Health Care Equipment & Supplies 4.4%
Koninklijke Philips NV	Netherlands	4,161,597	147,485,301
Medtronic PLC	United States	5,808,484	528,339,705

			675,825,006

Health Care Providers & Services 1.3%
CVS Health Corp.	United States	3,061,866	200,613,460

Hotels, Restaurants & Leisure 2.3%
Accor SA	France	5,757,306	244,804,313
Sands China Ltd.	Macau	25,499,100	111,693,906

			356,498,219

Independent Power & Renewable Electricity Producers 0.6%
[a] Vistra Energy Corp.	United States	3,709,858	84,918,650

Industrial Conglomerates 0.8%
General Electric Co.	United States	16,950,050	128,311,879

Insurance 9.8%
Alleghany Corp.	United States	76,761	47,846,667
American International Group Inc.	United States	5,102,618	201,094,175
China Pacific Insurance Group Co. Ltd., H	China	44,491,587	144,034,446
Chubb Ltd.	United States	2,015,798	260,400,786
The Hartford Financial Services Group Inc.	United States	5,478,587	243,523,192
MetLife Inc.	United States	2,126,666	87,320,906
NN Group NV	Netherlands	8,886,859	354,353,178
RSA Insurance Group PLC	United Kingdom	13,308,282	87,165,038
T&D Holdings Inc.	Japan	6,611,212	77,150,914

			1,502,889,302

IT Services 1.4%
Cognizant Technology Solutions Corp., A	United States	3,420,390	217,126,357

Machinery 0.8%
CNH Industrial NV	United Kingdom	5,804,196	52,444,855
CNH Industrial NV, special voting	United Kingdom	7,338,645	66,309,644

			118,754,499

20	Annual Report	franklintempleton.com

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

STATEMENT OF INVESTMENTS

	Country	Shares/ Units/ Warrants	Value

Common Stocks and Other Equity Interests (continued)
Media 3.3%
[a] Charter Communications Inc., A	United States	840,665	$239,564,305
[a] Cumulus Media Inc., A	United States	215,987	2,332,660
[a] Cumulus Media Inc., B	United States	322,030	3,059,285
[a] Cumulus Media Inc., wts., 6/04/38	United States	243,863	2,316,698
[a] DISH Network Corp., A	United States	4,143,726	103,468,838
[a] Liberty Global PLC, C	United Kingdom	7,299,000	150,651,360

			501,393,146

Metals & Mining 0.4%
thyssenkrupp AG	Germany	1,648,271	28,315,165
Warrior Met Coal Inc.	United States	1,230,858	29,675,986

			57,991,151

Oil, Gas & Consumable Fuels 9.8%
Anadarko Petroleum Corp.	United States	1,866,600	81,831,744
BP PLC	United Kingdom	24,503,699	154,976,147
Canadian Natural Resources Ltd.	Canada	7,822,700	188,783,280
Crescent Point Energy Corp.	Canada	19,234,400	58,339,438
JXTG Holdings Inc.	Japan	14,684,167	77,266,050
Kinder Morgan Inc.	United States	15,908,858	244,678,236
Marathon Oil Corp.	United States	5,921,464	84,913,794
Plains All American Pipeline LP	United States	5,573,200	111,686,928
Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	6,246,107	183,607,424
Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	6,164,658	181,403,646
The Williams Cos. Inc.	United States	6,364,035	140,326,972

			1,507,813,659

Pharmaceuticals 10.2%
Eli Lilly & Co.	United States	3,027,417	350,332,695
GlaxoSmithKline PLC	United Kingdom	19,892,359	378,283,587
Merck & Co. Inc.	United States	4,132,828	315,789,387
Novartis AG, ADR	Switzerland	6,066,244	520,544,398

			1,564,950,067

Semiconductors & Semiconductor Equipment 0.7%
[a] Renesas Electronics Corp.	Japan	23,512,917	107,266,957

Software 3.6%
[a] Avaya Holdings Corp., wts., 12/15/22	United States	401,411	822,893
[a] Check Point Software Technologies Ltd.	Israel	2,703,472	277,511,401
[a] Red Hat Inc.	United States	505,600	88,803,584
Symantec Corp.	United States	9,568,159	180,790,364

			547,928,242

Specialty Retail 0.7%
Dufry AG	Switzerland	1,124,346	107,150,706

Technology Hardware, Storage & Peripherals 3.6%
Hewlett Packard Enterprise Co.	United States	10,039,360	132,619,946
Samsung Electronics Co. Ltd.	South Korea	8,138,650	282,807,692
Western Digital Corp.	United States	3,527,471	130,410,603

			545,838,241

franklintempleton.com	Annual Report	21

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

STATEMENT OF INVESTMENTS

	Country	Shares/ Units/ Warrants	Value
Common Stocks and Other Equity Interests (continued)
Tobacco 2.9%
Altria Group Inc.	United States	2,606,727	$128,746,247
British American Tobacco PLC	United Kingdom	5,783,513	184,385,616
British American Tobacco PLC, ADR	United Kingdom	2,178,905	69,419,913
Imperial Brands PLC	United Kingdom	1,937,431	58,728,748

			441,280,524

Total Common Stocks and Other Equity Interests (Cost $13,291,976,331)			14,244,515,530

Management Investment Companies (Cost $112,851,576) 0.6%
Diversified Financial Services 0.6%
[a] Altaba Inc.	United States	1,722,000	99,772,680

Preferred Stocks (Cost $391,187,079) 2.0%
Automobiles 2.0%
[f] Volkswagen AG, 2.845%, pfd.	Germany	1,896,164	302,367,006

		Principal Amount

Corporate Notes and Senior Floating Rate Interests 1.5%
[g,h] Cumulus Media New Holdings Inc., Term Loan, 7.03%, (1-month USD LIBOR + 4.50%), 5/13/22	United States	$60,554,439	57,463,619
Frontier Communications Corp.,
senior note, 10.50%, 9/15/22	United States	117,895,000	82,526,500
senior note, 11.00%, 9/15/25	United States	133,179,000	83,563,164

Total Corporate Notes and Senior Floating Rate Interests (Cost $290,112,149)			223,553,283

Corporate Notes and Senior Floating Rate Interests in Reorganization 1.1%
[b,c,i] Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	8,893	—
[i] iHeartCommunications Inc., senior secured note, first lien, 9.00%, 12/15/19	United States	95,618,000	64,542,150
[g,h] Tranche D Term Loan, 8.443%, (3-month USD LIBOR + 6.75%), 1/30/19	United States	117,978,997	79,799,814
[g,h] Tranche E Term Loan, 9.193%, (3-month USD LIBOR + 7.50%), 7/30/19	United States	37,921,652	25,637,691

Total Corporate Notes and Senior Floating Rate Interests in Reorganization (Cost $245,871,832)			169,979,655

		Shares
Companies in Liquidation 0.0%†
[a,b,e] Avaya Holdings Corp., Contingent Distribution	United States	123,916,000	—
[a,b,e] Avaya Inc., Contingent Distribution	United States	168,607,601	—
[a,b,e] NewPage Corp., Litigation Trust, Contingent Distribution	United States	145,817,000	—
[a,b,e] Tribune Media, Litigation Trust, Contingent Distribution	United States	1,300,519	—
[a,e] Vistra Energy Corp., Litigation Trust, Contingent Distribution	United States	142,325,613	128,093

Total Companies in Liquidation (Cost $4,889,193)			128,093

Total Investments before Short Term Investments (Cost $14,336,888,160)			15,040,316,247

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

STATEMENT OF INVESTMENTS

	Country	Principal Amount	Value

Short Term Investments 1.1%

U.S. Government and Agency Securities 1.1%
[j] U.S. Treasury Bill,
4/25/19—5/16/19	United States	$74,000,000	$73,391,905
[k] 5/30/19—6/06/19	United States	100,000,000	98,952,012

Total U.S. Government and Agency Securities
(Cost $172,335,750)			172,343,917

Total Investments (Cost $14,509,223,910) 99.3%			15,212,660,164
Securities Sold Short (0.9)%			(131,039,275)
Other Assets, less Liabilities 1.6%			241,408,342

Net Assets 100.0%			$15,323,029,231

		Shares

[l] Securities Sold Short (0.9)%
Common Stocks (0.9)%
Internet & Direct Marketing Retail (0.6)%
Alibaba Group Holding Ltd., ADR	China	619,920	(84,972,434)

Pharmaceuticals (0.3)%
Takeda Pharmaceutical Co. Ltd.	Japan	1,362,733	(46,066,841)

Total Securities Sold Short (Proceeds $165,751,941)			$(131,039,275)

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 14 regarding fair value measurements.

cSee Note 10 regarding restricted securities.

dSee Note 12 regarding holdings of 5% voting securities.

eContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

fVariable rate security. The rate shown represents the yield at period end.

gThe coupon rate shown represents the rate at period end.

hSee Note 1(f) regarding senior floating rate interests.

iSee Note 8 regarding credit risk and defaulted securities.

jThe security was issued on a discount basis with no stated coupon rate.

kA portion or all of the security has been segregated as collateral for securities sold short. At December 31, 2018, the aggregate value of these securities pledged amounted to $53,244,007, representing 0.3% of net assets.

lSee Note 1(d) regarding securities sold short.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

STATEMENT OF INVESTMENTS

At December 31, 2018, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Currency Contracts
EUR/USD	Short	7,997	$1,151,817,906	3/18/19	$171,874
GBP/USD	Short	4,928	393,932,000	3/18/19	814,303

Total Futures Contracts					$986,177

*As of period end.

At December 31, 2018, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Euro	BOFA	Buy	44,471,405	$50,749,345	1/14/19	$269,298	$—
Euro	BONY	Sell	105,953,256	125,813,135	1/14/19	4,261,059	—
Euro	HSBK	Buy	40,549,596	46,297,602	1/14/19	221,853	—
Euro	SSBT	Buy	29,133,423	33,196,362	1/14/19	226,188	—
Euro	SSBT	Sell	131,454,469	156,121,436	1/14/19	5,313,768	—
Euro	UBSW	Buy	33,375,381	38,058,504	1/14/19	230,519	—
Swiss Franc	HSBK	Buy	1,742,861	1,762,226	1/14/19	14,612	—
Swiss Franc	UBSW	Buy	10,948,761	11,068,118	1/14/19	94,087	—
Swiss Franc	UBSW	Sell	79,630,516	79,946,304	1/14/19	—	(1,236,597)
British Pound	BOFA	Buy	4,449,926	5,637,776	1/16/19	41,772	—
British Pound	HSBK	Buy	5,630,327	7,147,186	1/16/19	38,935	—
British Pound	SSBT	Sell	186,479,840	248,530,075	1/16/19	10,521,409	—
British Pound	UBSW	Buy	761,434	962,267	1/16/19	9,570	—
British Pound	UBSW	Sell	17,190,457	22,161,336	2/14/19	189,793	—
South Korean Won	BONY	Sell	10,580,245,000	9,561,902	2/15/19	47,570	—
South Korean Won	HSBK	Buy	19,984,836,775	17,737,019	2/15/19	234,433	—
South Korean Won	HSBK	Sell	65,325,687,402	58,845,156	2/15/19	100,742	—
South Korean Won	UBSW	Buy	17,208,605,268	15,272,517	2/15/19	202,398	—
South Korean Won	UBSW	Sell	160,512,695,008	144,573,470	2/15/19	231,718	—
Japanese Yen	HSBK	Buy	655,786,278	5,933,847	2/19/19	73,099	—
Japanese Yen	UBSW	Buy	411,120,929	3,729,696	2/19/19	36,136	—
Japanese Yen	UBSW	Sell	9,596,174,218	85,462,655	2/19/19	—	(2,437,473)
Euro	BOFA	Sell	10,797,489	12,839,111	2/20/19	414,007	—
Euro	BONY	Sell	33,924,941	39,582,719	2/20/19	543,927	—
Euro	HSBK	Sell	17,809,661	21,234,245	2/20/19	739,953	—
Euro	SSBT	Sell	28,860,057	33,573,127	2/20/19	362,702	—
Euro	UBSW	Sell	6,263,761	7,408,589	2/20/19	200,627	—
Euro	BONY	Sell	198,604,610	231,628,585	4/10/19	2,108,222	—
Euro	SSBT	Sell	198,604,611	231,652,418	4/10/19	2,132,054	—
Euro	BOFA	Sell	1,460,577	1,688,763	4/18/19	—	(347)
Euro	BOFA	Sell	162,868,996	191,844,318	4/18/19	3,491,603	—
Euro	BONY	Sell	1,539,423	1,779,342	4/18/19	—	(951)

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Euro	BONY	Sell	1,867,562	$2,169,846	4/18/19	$10,071	$—
Euro	HSBK	Sell	4,070,482	4,698,151	4/18/19	—	(9,230)
Euro	HSBK	Sell	161,022,897	189,731,669	4/18/19	3,513,908	—
Euro	UBSW	Sell	4,925,892	5,661,435	4/18/19	—	(35,198)
Euro	BOFA	Sell	6,350,792	7,258,143	5/07/19	—	(98,479)
Euro	BOFA	Sell	109,713,348	127,141,862	5/07/19	52,265	—
Euro	HSBK	Sell	9,816,864	11,328,522	5/07/19	—	(43,122)
Euro	HSBK	Sell	44,717,074	51,992,541	5/07/19	193,239	—
Euro	UBSW	Sell	117,577,354	136,282,120	5/07/19	83,027	—
South Korean Won	BONY	Sell	10,824,592,957	9,763,320	5/17/19	—	(7,662)
South Korean Won	HSBK	Sell	18,991,957,143	17,106,789	5/17/19	—	(36,588)
South Korean Won	UBSW	Sell	82,261,627,033	73,579,273	5/17/19	—	(675,429)
Euro	BOFA	Sell	9,997,594	11,510,530	5/21/19	—	(84,588)
Euro	HSBK	Sell	10,002,406	11,515,380	5/21/19	—	(85,319)
Euro	SSBT	Sell	135,728,920	158,049,541	5/21/19	632,388	—
British Pound	BOFA	Sell	17,268,642	22,361,682	5/28/19	182,056	—

Total Forward Exchange Contracts						$37,019,008	$(4,750,983)

Net unrealized appreciation (depreciation)						$32,268,025

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 11 regarding other derivative information.

See Abbreviations on page 43.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$14,480,128,539
Cost - Non-controlled affiliates (Note 3f and 12)	29,095,371

Value - Unaffiliated issuers	$15,208,429,627
Value - Non-controlled affiliates (Note 3f and 12)	4,230,537
Foreign currency, at value (cost $1,553,481)	1,553,117
Receivables:
Investment securities sold	78,160,888
Capital shares sold	16,971,344
Dividends and interest	49,701,036
European Union tax reclaims	8,528,146
Deposits with brokers for:
Securities sold short	144,499,743
OTC derivative contracts	2,260,000
Futures contracts	31,783,830
Unrealized appreciation on OTC forward exchange contracts	37,019,008
Other assets	43,817

Total assets	15,583,181,093

Liabilities:
Payables:
Investment securities purchased	4,769,662
Capital shares redeemed	92,197,403
Management fees	11,407,570
Distribution fees	5,616,400
Transfer agent fees	4,225,576
Trustees’ fees and expenses	1,055,082
Variation margin on futures contracts	2,239,738
Funds advanced by custodian	1,257,347
Securities sold short, at value (proceeds $165,751,941)	131,039,275
Unrealized depreciation on OTC forward exchange contracts	4,750,983
Accrued expenses and other liabilities	1,592,826

Total liabilities	260,151,862

Net assets, at value	$15,323,029,231

Net assets consist of:
Paid-in capital	$14,289,365,488
Total distributable earnings (loss)	1,033,663,743

Net assets, at value	$15,323,029,231

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2018

Class Z:
Net assets, at value	$5,114,274,406

Shares outstanding	190,373,213

Net asset value and maximum offering price per share	$26.86

Class A:
Net assets, at value	$7,461,444,275

Shares outstanding	283,469,919

Net asset value per share[a]	$26.32

Maximum offering price per share (net asset value per share ÷ 94.50%)	$27.85

Class C:
Net assets, at value	$1,054,411,956

Shares outstanding	40,161,804

Net asset value and maximum offering price per share[a]	$26.25

Class R:
Net assets, at value	$ 274,086,126

Shares outstanding	10,555,737

Net asset value and maximum offering price per share	$25.97

Class R6:
Net assets, at value	$1,418,812,468

Shares outstanding	52,835,647

Net asset value and maximum offering price per share	$26.85

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2018

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$491,287,166
Interest:
Unaffiliated issuers	53,764,855
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	121,459
Non-controlled affiliates (Note 3f)	9,364
Other income (Note 1g)	2,160,890

Total investment income	547,343,734

Expenses:
Management fees (Note 3a)	160,492,765
Distribution fees: (Note 3c)
Class A	22,005,203
Class C	20,131,008
Class R	1,744,314
Transfer agent fees: (Note 3e)
Class Z	7,896,012
Class A	10,584,220
Class C	2,421,172
Class R	420,791
Class R6	499,110
Custodian fees (Note 4)	1,051,732
Reports to shareholders	1,387,957
Registration and filing fees	253,196
Professional fees	538,024
Trustees’ fees and expenses	1,206,669
Dividends on securities sold short	878,680
Other	833,493

Total expenses	232,344,346
Expense reductions (Note 4)	(158,096)
Expenses waived/paid by affiliates (Note 3f and 3g)	(119,926)

Net expenses	232,066,324

Net investment income	315,277,410

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	1,085,651,942
Foreign currency transactions	(4,131,595)
Forward exchange contracts	69,523,335
Futures contracts	107,674,569
Securities sold short	4,326,934

Net realized gain (loss)	1,263,045,185

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(3,754,835,370)
Non-controlled affiliates (Note 3f and 12)	(19,150,100)
Translation of other assets and liabilities denominated in foreign currencies	(903,954)
Forward exchange contracts	141,683,362
Futures contracts	29,915,219
Securities sold short	33,311,551

Net change in unrealized appreciation (depreciation)	(3,569,979,292)

Net realized and unrealized gain (loss)	(2,306,934,107)

Net increase (decrease) in net assets resulting from operations	$(1,991,656,697)

*Foreign taxes withheld on dividends	$30,855,053

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended December 31,

	2018	2017

Increase (decrease) in net assets:
Operations:
Net investment income	$315,277,410	$464,583,587
Net realized gain (loss)	1,263,045,185	665,444,446
Net change in unrealized appreciation (depreciation)	(3,569,979,292)	940,826,950

Net increase (decrease) in net assets resulting from operations	(1,991,656,697)	2,070,854,983

Distributions to shareholders: (Note 1h)
Class Z	(374,006,499)	(405,979,001)
Class A	(521,977,539)	(496,550,626)
Class C	(57,992,699)	(109,241,075)
Class R	(18,330,147)	(19,953,815)
Class R6	(102,685,299)	(94,640,192)

Total distributions to shareholders	(1,074,992,183)	(1,126,364,709)

Capital share transactions: (Note 2)
Class Z	(1,016,045,824)	(1,590,803,172)
Class A	(656,381,733)	(1,344,720,248)
Class C	(1,164,168,030)	(436,509,197)
Class R	(70,948,671)	(64,928,952)
Class R6	(526,328,702)	1,730,442,445

Total capital share transactions	(3,433,872,960)	(1,706,519,124)

Net increase (decrease) in net assets	(6,500,521,840)	(762,028,850)
Net assets:
Beginning of year	21,823,551,071	22,585,579,921

End of year (Note 1h)	$15,323,029,231	$21,823,551,071

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Global Discovery Fund (Fund) is included in this report. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Beginning on October 19, 2018, Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2018, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies (continued)

c. Derivative Financial Instruments (continued)

the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2018, the Fund had OTC derivatives in a net liability position of $3,106,822 and the aggregate value of collateral pledged for such contracts was $2,260,000.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At December 31, 2018, the Fund received $39,012,714 in U.K. Treasury Bonds and U.S. Treasury Bonds and Notes as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 11 regarding other derivative information.

d. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

e. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at

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NOTES TO FINANCIAL STATEMENTS

least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2018, the Fund had no securities on loan.

f.  Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

g.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns. In the event that EU reclaims received by the Fund during the fiscal year exceed foreign withholding taxes paid, and the Fund previously passed foreign tax credit on to its shareholders, the Fund may enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders. During the fiscal year ended December 31, 2018, the Fund recorded an estimated liability of $425,500 and plans to file a closing agreement with the IRS before the filing of the tax return.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

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NOTES TO FINANCIAL STATEMENTS

1.  Organization and Significant Accounting Policies (continued)

h.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

i.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

For the year ended December 31, 2017, distributions to shareholders were as follows:

Distributions from net investment income :
Class Z	$(172,580,188)
Class A	(209,942,027)
Class C	(34,634,111)
Class R	(7,828,860)
Class R6	(54,145,296)
Distributions from net realized gains:
Class Z	(233,398,813)
Class A	(286,608,599)
Class C	(74,606,964)
Class R	(12,124,955)
Class R6	(40,494,896)

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For the year ended December 31, 2017, undistributed net investment income included in net assets was $7,087,401.

2. Shares of Beneficial Interest

At December 31, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2018		2017
	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	23,075,260	$743,381,791	68,835,996	$2,244,877,670
Shares issued in reinvestment of distributions	12,874,929	339,549,151	11,449,535	372,018,771
Shares redeemed	(66,928,248)	(2,098,976,766)	(127,366,615)	(4,207,699,613)

Net increase (decrease)	(30,978,059)	$(1,016,045,824)	(47,081,084)	$(1,590,803,172)

Class A Shares:
Shares sold[a]	39,540,409	$1,238,132,295	31,207,860	$1,003,437,365
Shares issued in reinvestment of distributions	19,765,773	510,690,925	15,223,548	484,999,519
Shares redeemed	(77,371,791)	(2,405,204,953)	(88,369,392)	(2,833,157,132)

Net increase (decrease)	(18,065,609)	$(656,381,733)	(41,937,984)	$(1,344,720,248)

Class C Shares:
Shares sold	3,686,938	$114,177,734	6,673,104	$211,439,458
Shares issued in reinvestment of distributions	2,158,214	55,791,403	3,370,430	105,965,772
Shares redeemed[a]	(43,253,998)	(1,334,137,167)	(23,753,704)	(753,914,427)

Net increase (decrease)	(37,408,846)	$(1,164,168,030)	(13,710,170)	$(436,509,197)

Class R Shares:
Shares sold	952,638	$29,475,566	1,801,733	$57,024,664
Shares issued in reinvestment of distributions	699,971	17,846,355	615,390	19,331,426
Shares redeemed	(3,807,349)	(118,270,592)	(4,451,909)	(141,285,042)

Net increase (decrease)	(2,154,740)	$(70,948,671)	(2,034,786)	$(64,928,952)

Class R6 Shares:
Shares sold	12,000,653	$384,806,245	54,624,980	$1,832,959,818
Shares issued in reinvestment of distributions	3,572,465	94,139,840	2,637,145	85,609,397
Shares redeemed	(31,266,192)	(1,005,274,787)	(5,716,616)	(188,126,770)

Net increase (decrease)	(15,693,074)	$(526,328,702)	51,545,509	$1,730,442,445

aMay include a portion of Class C shares that were automatically converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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NOTES TO FINANCIAL STATEMENTS

3.  Transactions with Affiliates (continued)

a.   Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

0.875%	Up to and including $4 billion

0.845%	Over $4 billion, up to and including $7 billion

0.825%	Over $7 billion, up to and including $10 billion

0.805%	Over $10 billion, up to and including $13 billion

0.785%	Over $13 billion, up to and including $16 billion

0.765%	Over $16 billion, up to and including $19 billion

0.745%	Over $19 billion, up to and including $22 billion

0.725%	Over $22 billion, up to and including $25 billion

0.705%	Over $25 billion, up to and including $28 billion

0.685%	In excess of $28 billion

For the year ended December 31, 2018, the gross effective investment management fee rate was 0.818% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

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d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$1,186,803
CDSC retained	$108,069

Effective September 10, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. Further details are disclosed in the Fund’s Prospectus.

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6 reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2018, the Fund paid transfer agent fees of $21,821,305, of which $8,488,539 was retained by Investor Services.

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Income from securities loaned	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.99%	—	39,234,000	(39,234,000)	—	$ —	$9,364	$ —	$ —

g.  Waiver and Expense Reimbursements

Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02% based on the average net assets of the class. Investor Services may discontinue this waiver in the future.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2018, the custodian fees were reduced as noted in the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS

5.  Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2018, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2018	$1,055,082
[b]Increase in projected benefit obligation	$297,849
Benefit payments made to retired trustees	$(21,377)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6.  Income Taxes

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At December 31, 2018, the Fund deferred post-October capital losses of $7,188,295.

The tax character of distributions paid during the years ended December 31, 2018 and 2017, was as follows:

	2018	2017

Distributions paid from:
Ordinary income	$484,685,209	$544,846,066
Long term capital gain	590,306,974	581,518,643

	$1,074,992,183	$1,126,364,709

At December 31, 2018, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$14,415,917,874

Unrealized appreciation	$2,901,255,712
Unrealized depreciation	(2,202,253,147)

Net unrealized appreciation (depreciation)	$699,002,565

Distributable earnings:
Undistributed ordinary income	$6,657,437
Undistributed long term capital gains	328,500,105

Total distributable earnings	$335,157,542

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

The Fund utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

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NOTES TO FINANCIAL STATEMENTS

7.  Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2018, aggregated $2,751,306,778 and $6,055,645,724, respectively.

8.  Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2018, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $169,979,655, representing 1.1% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

10.  Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2018, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount/ Shares	Issuer	Acquisition Date	Cost	Value
8,893	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	$8,893	$—
3,819,425	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	2,536,498	161,855
35,491,081	International Automotive Components Group North America LLC	1/12/06 - 3/18/13	29,095,371	4,230,537

	Total Restricted Securities (Value is 0.0%† of Net Assets)		$31,640,762	$4,392,392

†Rounds to less than 0.1% of net assets.

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NOTES TO FINANCIAL STATEMENTS

11.  Other Derivative Information

At December 31, 2018, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Variation margin on futures contracts	$986,177	[a]	Variation margin on futures contracts	$—

	Unrealized appreciation on OTC forward exchange contracts	37,019,008		Unrealized depreciation on OTC forward exchange contracts	4,750,983

Totals		$38,005,185			$4,750,983

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended December 31, 2018, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Foreign exchange contracts	Forward exchange contracts	$69,523,335	Forward exchange contracts	$141,683,362

	Futures contracts	107,674,569	Futures contracts	29,915,219

Totals		$177,197,904		$171,598,581

For the year ended December 31, 2018, the average month end notional amount of futures contracts represented $1,900,848,046. The average month end contract value of forward exchange contracts was $3,800,878,751.

See Note 1(c) regarding derivative financial instruments.

12.  Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended December 31, 2018, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Non-Controlled Affiliates
International Automotive Components Group North America LLC (Value is 0.0%† of Net Assets)	35,491,081	—	—	35,491,081	$4,230,537	$—	$—	$(19,150,100)

†Rounds to less than 0.1% of net assets.

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NOTES TO FINANCIAL STATEMENTS

13.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 8, 2019, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 7, 2020, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2018, the Fund did not use the Global Credit Facility.

14.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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14.  Fair Value Measurements (continued)

A summary of inputs used as of December 31, 2018, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Auto Components	$55,787,125	$—	$4,392,392		$60,179,517
Automobiles	178,985,999	302,367,006	—		481,353,005
Capital Markets	83,990,513	121,277,766	—		205,268,279
Chemicals	—	205,263,219	—	[c]	205,263,219
Construction Materials	—	152,403,248	—		152,403,248
Electric Utilities	50,237,235	334,308,347	—		384,545,582
Machinery	—	118,754,499	—		118,754,499
Media	496,017,163	5,375,983	—		501,393,146
Metals & Mining	29,675,986	28,315,165	—		57,991,151
Software	547,105,349	822,893	—		547,928,242
Specialty Retail	—	107,150,706	—		107,150,706
All Other Equity Investments	11,824,424,622	—	—		11,824,424,622
Corporate Notes and Senior Floating Rate Interests	—	223,553,283	—		223,553,283
Corporate Notes and Senior Floating Rate Interests in Reorganization	—	169,979,655	—	[c]	169,979,655
Companies in Liquidation	—	128,093	—	[c]	128,093
Short Term Investments	172,343,917	—	—		172,343,917

Total Investments in Securities	$13,438,567,909	$1,769,699,863	$4,392,392		$15,212,660,164

Other Financial Instruments:
Futures Contracts	$986,177	$—	$—		$986,177
Forward Exchange Contracts	—	37,019,008	—		37,019,008

Total Other Financial Instruments	$986,177	$37,019,008	$—		$38,005,185

Liabilities:
Other Financial Instruments:
Securities Sold Short[a]	$131,039,275	$—	$—		$131,039,275
Forward Exchange Contracts	—	4,750,983	—		4,750,983

Total Other Financial Instruments	$131,039,275	$4,750,983	$—		$135,790,258

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common, preferred stocks and management investment companies as well as other equity interests.

cIncludes securities determined to have no value at December 31, 2018.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

15.  New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-14, Compensation—Retirement Benefits—Defined Benefit Plans—General (Subtopic 715-20): Disclosure Framework—Changes to the Disclosure Requirements for Defined Benefit Plans. The amendments in the ASU modify the disclosure requirements for employers that sponsor defined benefit pension or other postretirement plans. The ASU is effective for annual reporting periods ending after December 15, 2020. Management is currently evaluating the impact, if any, of applying this provision.

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NOTES TO FINANCIAL STATEMENTS

16.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty		Currency		Selected Portfolio
BOFA	Bank of America Corp.	EUR	Euro	ADR	American Depositary Receipt
BONY	The Bank of New York Mellon Corp.	GBP	British Pound	LIBOR	London InterBank Offered Rate
HSBK	HSBC Bank PLC	USD	United States Dollar
SSBT	State Street Bank and Trust Co., N.A.
UBSW	UBS AG

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Franklin Mutual Global Discovery Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Franklin Mutual Global Discovery Fund (the “Fund”) (one of the funds constituting Franklin Mutual Series Funds), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Franklin Mutual Global Discovery Fund (one of the funds constituting Franklin Mutual Series Funds) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Franklin investment companies since 1987.

Boston, Massachusetts

February 20, 2019

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $785,195,960 as a long term capital gain dividend for the fiscal year ended December 31, 2018.

Under Section 871(k)(2)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $169,808,690 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Internal Revenue Code for the fiscal year ended December 31, 2018.

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 38.85% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2018.

Under Section 854(b)(1)(B) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $466,791,035 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code for the fiscal year ended December 31, 2018. Distributions, including qualified dividend income, paid during calendar year 2018 will be reported to shareholders on Form 1099-DIV by mid-February 2019. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $36,247,061 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Internal Revenue Code for the fiscal year ended December 31, 2018.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941)	Trustee	Since 1987	14	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2716

Principal Occupation During at Least the Past 5 Years:

Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 1995	38	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee and Vice Chairman	Trustee since 2002 and Vice Chairman since 2015	14	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC (1999-present) and Fiduciary International Ireland Limited (1999-2015).

Principal Occupation During at Least the Past 5 Years:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Jan Hopkins Trachtman (1947) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2009	14	FinTech Acquisition Corp. III (special purpose fintech acquisition company) (2018-present)

Principal Occupation During at Least the Past 5 Years:

President and Founder, The Jan Hopkins Group (communications consulting firm); serves on Advisory Board of Knight Bagehot Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

Keith Mitchell (1954)	Trustee	Since 2009	14	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2716

Principal Occupation During at Least the Past 5 Years:
Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

David W. Niemiec (1949) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2015	38	Hess Midstream Partners LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930)	Trustee	Since 1998	14	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2716

Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Robert E. Wade (1946) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee and Chairman of the Board	Trustee since 1993 and Chairman of the Board since 2005	38	El Oro Ltd (investments) (2003-present).

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

Gregory H. Williams (1943)	Trustee	Since 2015	14	None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2716

Principal Occupation During at Least the Past 5 Years:

Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	150	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Peter A. Langerman (1955) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee, President, and Chief Executive Officer – Investment Management	Trustee since 2007, President, and Chief Executive Officer – Investment Management since 2005	7	American International Group, Inc. (AIG) Credit Facility Trust (2010-2011).

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; President and Chief Investment Officer, Franklin Advisory Services, LLC; and officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Vice President since 2009 and Secretary since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 16 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

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*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is the Fund’s investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Edward I. Altman, Ph.D., Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Messrs. Altman and Niemiec and Ms. Bates qualify as such an expert in view of their extensive business background and experience. Mr. Altman has served as a member of the Fund Audit Committee since 1987. He currently serves as a Max L. Hine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University. Ms. Bates has served as a member of the Fund Audit Committee since 1995. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2015, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Messrs. Altman and Niemiec and Ms. Bates have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Messrs. Altman and Niemiec and Ms. Bates are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter

Franklin Mutual Global Discovery Fund

Investment Manager

Franklin Mutual Advisers, LLC

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301 - (Class A, C, R & R6)

(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2019 Franklin Templeton Investments. All rights reserved.	477 A 02/19

Annual Report and Shareholder Letter December 31, 2018

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Franklin Templeton

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Franklin Mutual European Fund Shareholder:

Investors started 2018 seemingly with the wind at their back. The primary tailwinds were strong corporate earnings growth in most developed markets, healthy consumer and business investment spending, and the positive effect of major U.S. tax cuts. In addition, the global economy continued its steady expansion since the financial crisis of 2008–2009. Unemployment continued to decline in the U.S. and other developed markets, while U.S. wage growth showed some signs of accelerating. As a result, equity markets rose to new highs. However, volatility and market downturns soon made their mark on 2018. As measured by the EURO STOXX 50® Volatility (VSTOXX) Index, volatility reached a record low in December 2017, but the VSTOXX surged in February 2018 to its highest level since the summer of 2016 and moved higher again in October and December. U.S. trade tensions with Europe and China, the possibility of Brexit without an agreement, Italy’s budget disagreement with the European Commission, and a growing belief that corporate earnings and economic growth will likely decelerate in 2019 hindered equity markets. Despite European central banks keeping rates low, a flattening U.S. Treasury yield curve, wider credit spreads and growing market concern that the U.S. Federal Reserve may raise interest rates too quickly were also important drivers of European market turbulence. For the period ended December 31, 2018, European stocks, as measured by the MSCI Europe (Net Dividends) Index (EURO), had a -10.57% total return.1 Global developed markets, as measured by the MSCI World Index (USD), had a -8.20% total return, while

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

investment-grade bonds, as measured by the Bloomberg Barclays Global Aggregate Bond Index, had a -1.20% total return.1

The return of volatility is a reminder that securities markets are dynamic. We believe active, professional investment management serves investors well since market volatility is more the norm than uninterrupted positive returns. Valuation is an essential factor in our analysis and we always ask ourselves if current and potential investments represent an attractive balance of risk and reward. We remain committed to a bottom-up stock-picking process that is disciplined and driven by rigorous fundamental analysis that attempts to limit downside risk. In our view, investing in underappreciated and misunderstood companies with identifiable catalysts for unlocking shareholder value can offer significant upside potential as well as a degree of downside protection.

We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook will be well positioned for the years ahead.

On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past 12 months in light of the economic environment

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Peter A. Langerman

Chairman, President and Chief Executive Officer

Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of December 31, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Contents

Annual Report

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Franklin Mutual European Fund

This annual report for Franklin Mutual European Fund covers the fiscal year ended December 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal, by investing at least 80% of its net assets in securities of European companies that the investment manager believes are available at market prices less than their intrinsic value. The equity securities in which the Fund invests are primarily common stock, with a focus on mid- and large cap companies. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Geographic Composition bar chart on this page lists the leading European countries where the Fund invests.

Performance Overview

The Fund’s Class Z shares had a -11.12% cumulative total return for the 12 months ended December 31, 2018. For comparison, the Fund’s benchmark, the MSCI Europe (Net Dividends) Index, which tracks equity performance in Europe’s developed markets, had a -10.59% total return in local currency terms.1 Also for comparison, the MSCI Europe (Net Dividends) Index had a -14.86% total return in U.S. dollar terms.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded during the 12 months under review, despite weakness in certain regions. Global developed and emerging market stocks were aided at certain points during the period by higher crude oil prices, upbeat economic data, easing trade tensions and encouraging corporate earnings

Geographic Composition*

Based on Total Net Assets as of 12/31/18

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

reports, as well as indications of a slower pace of interest-rate increases from the U.S. Federal Reserve (Fed).

However, various factors weighed on global markets during the period, including concerns about tighter regulation of technology companies, political uncertainties in the U.S. and the European Union, and major central banks’ interest-rate path and unwinding of monetary stimulus measures. Markets were further pressured by U.S. trade disputes with its allies and China, and their impact on global growth and corporate earnings. In this environment, global stocks, as measured by the MSCI All Country World Index, had a -8.93% total return for the 12 months ended December 31, 2018.1

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 17.

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In Europe, the U.K.’s quarterly economic growth moderated in 2018’s first quarter, but accelerated in 2018’s second and third quarters. The Bank of England raised its key policy rate once during the review period. After moderating in 2018’s first quarter, the eurozone’s quarterly growth remained stable in the second quarter, but eased in the third quarter. The bloc’s annual inflation rate ended the period higher than in December 2017. The European Central Bank (ECB) kept its benchmark interest rate unchanged during the period. In December 2018, the ECB confirmed its plan to conclude its bond purchase program at the end of 2018 and reiterated it expects key interest rates to remain unchanged through the summer of 2019.

Investment Strategy

We follow a distinctive value investment approach that combines investments in what we believe are undervalued common stocks with, to a lesser extent, distressed debt investing and merger arbitrage. Our style aims to provide our shareholders with superior risk-adjusted results over time. We employ rigorous, fundamental analysis to find compelling situations. In our opinion, successful investing is as much about assessing risk and containing losses as it is about achieving profits. In choosing investments, we look at the market price of an individual company’s securities relative to our evaluation of its intrinsic value based on factors including book value, cash flow generation, long-term earnings potential and earnings multiples. We may invest in bankrupt or distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes. In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by "hedge"?
To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

In 2018, corporate profits in developed markets continued their impressive year-over-year growth. Labor markets showed further improvement, consumer spending was solid, and U.S. corporate tax reforms encouraged companies to buy back more stock, raise dividends and increase capital expenditures. Those positive fundamentals were periodically overshadowed by political and economic concerns, particularly in the final three months of the year.

With the decline in European equity markets, particularly in the fourth quarter, we have seen increasingly attractive valuations

Top 10 Sectors/Industries
Based on Equity Securities as of 12/31/18

% of Total Net Assets

Insurance	12.4%

Banks	9.9%

Oil, Gas & Consumable Fuels	7.1%

Pharmaceuticals	6.1%

Diversified Telecommunication Services	5.5%

Construction Materials	5.0%

Trading Companies & Distributors	3.7%

Auto Components	3.7%

Automobiles	3.6%

Electric Utilities	3.5%

(e.g., price-to-earnings, price-to-book or price-to-sales) compared to U.S. equity markets, which reached historically high levels in 2018. The sell-off and rise in volatility yielded an opportunity to seek out stocks with strong corporate fundamentals and valuations whose risk/reward profiles seemed to us to have become more favorable. In addition to offering attractive valuation opportunities, Europe’s equity markets have seen an increase in investor activism, which we view as encouraging.

In 2019, policy events may have considerable influence, for better or worse, on economic growth, investor sentiment and financial market performance and volatility. Markets are likely to be particularly sensitive to developments in U.S.-China trade relations, monetary policy moves by European and other major central banks, in particular the Fed, oil production decisions by OPEC (The Organization of the Petroleum Exporting Countries) and other oil producing countries, the outcome of Brexit, China’s response to its slowing economy and potential political discord in Washington, D.C.

From an investment standpoint, we anticipate 2019 will be a year of resolution and clarity. The biggest political event will likely be Brexit. With the looming March 29, 2019 Article 50 deadline, how the situation will be resolved remained unclear. The uncertainty around the terms and timing of a deal continued to undermine consumer and corporate confidence. From our perspective, we believe the European Union and the U.K. will ultimately reach an agreement that makes sense for both sides, and we believe the approval of such an agreement would likely have a significantly positive effect on investor, consumer and corporate sentiment in the U.K. We will also pay close attention to structural reform efforts in France and the political transition in Germany. In December, Chancellor Angela Merkel stepped down as leader of the Christian

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Top 10 Equity Holdings
12/31/18

Company Sector/Industry, Country	% of Total Net Assets

Enel SpA Electric Utilities, Italy	3.5%

Accor SA Hotels, Restaurants & Leisure, France	3.5%

NN Group NV Insurance, Netherlands	3.5%

Novartis AG Pharmaceuticals, Switzerland	3.5%

LafargeHolcim Ltd. Construction Materials, Switzerland	3.2%

GlaxoSmithKline PLC Pharmaceuticals, U.K.	3.0%

Koninklijke KPN NV Diversified Telecommunication Services, Netherlands	2.9%

Hellenic Telecommunications Organization SA Diversified Telecommunication Services, Greece	2.6%

Royal Dutch Shell PLC Oil, Gas & Consumable Fuels, U.K.	2.6%

Standard Chartered PLC Banks, U.K.	2.6%

Democratic Union but stated her intention to remain in office for the remaining three years of her term as Chancellor.

In all market environments, we seek to invest prudently in securities that we believe represent good value. We do this by seeking securities that trade at a discount to our estimate of intrinsic value, taking into account the quality of the asset, the sustainability of returns, and the growth potential of the business. We also believe the potential to deliver the best risk-adjusted return over a full market cycle requires us to be focused on applying our cross-asset approach: owning equities and debt—in certain cases multiple securities across the capital structure of a company—across geographies and sectors with an emphasis on corporate actions as catalysts.

Investment Spotlight

Our insurance industry positions are a good example of our investment process. The Top 10 Sectors/Industries table on page 4 lists insurance and also other leading industries in which the Fund currently invests. The insurance industry has been an area of significant interest for Mutual Series since the Great Recession. We were able to find quality insurers trading at discounts to intrinsic value during the post-crisis period of financial services recapitalization, followed by the restructuring of the financial services industry in Europe. During the past 10 years, insurance industry trends have provided investment opportunities for value investors. With interest rates at secular low levels, insurers have focused on operational efficiencies, cash flow from underwriting, and rational capital structures to maintain acceptable profitability. Life insurance businesses have mainly focused on improving returns through cost savings and capital rationalization, while property casualty businesses have emphasized better underwriting and capital management.

After several years of equity market outperformance, insurers were hurt by increased natural catastrophe losses around the globe in both 2017 and 2018, jitters regarding global economic growth prospects and a widening of credit spreads. Despite these headwinds, we think valuations at year-end remained attractive, and our holdings have idiosyncratic catalysts that provide attractive return potential. In addition, the large natural catastrophe losses suffered by property and casualty insurers should present an opportunity for them to increase premiums as they adjust risk profiles.

Mutual Series has owned the Netherlands-based NN Group since its 2014 initial public offering (IPO). NN Group was spun out of ING Groep2 and consists of life insurance, other insurance and asset management operations in Europe and Japan. The initial investment case revolved around the rationalization of capital and cost efficiencies. In 2017, NN Group acquired Dutch insurer Delta Lloyd at an attractive internal rate of return with the potential for significant synergies from the combined company. Since the IPO, the company has returned a significant amount of capital to shareholders and lowered expenses, while maintaining one of the strongest balance sheets in the industry. We expect additional progress on the integration of Delta Lloyd to generate increased cash flow in the future. NN Group is listed among the Fund’s largest positions in the Top 10 Equity Holdings table on this page.

Mergers and Acquisitions

Elsewhere, merger and acquisition activity (M&A) remained healthy in 2018. Since many European M&A transactions involve approval from the U.S. Department of Justice (DOJ), we were encouraged by greater clarity regarding the regulatory environment when a federal judge ruled in favor of AT&T2 and Time Warner2, and against the DOJ, in its antitrust lawsuit. However, economic, financial market and geopolitical

2. Not a Fund holding.

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uncertainty that arose in the second half of the year caused the pace of activity to slow. In our view, it was notable that health care has become one of the busier sectors for M&A as it is relatively more insulated from economic uncertainty. The strength and path of M&A activity in 2019 will likely depend in large part on how the uncertainties carrying over from 2018 play out and how they affect equity markets. From our experience, ups and downs in equity market performance and levels of deal activity have tended to move in a similar direction.

Credit Markets

Finding mispriced risk in credit markets remains difficult as we have seen few large corporate bankruptcies in Europe and with the continued low interest-rate environment, we do not anticipate this will change in the near future.

Fund Performance

Turning to Fund performance, top positive contributors included France-based automaker Peugeot, Finland-based global communications and information technology company Nokia and U.K.-based pay-TV provider Sky3.

Shares of Peugeot rallied through the first three quarters of 2018. Positive global economic fundamentals and quarterly results which showed its restructuring of Opel Vauxhall (OV), acquired from General Motors2 in 2017, was going better than investors had been expecting, helped push the stock price higher. We believe the acquisition should enable Peugeot to increase its profit margins and cash flow through additional product development improvements, greater vehicle production efficiency and the utilization of better powertrains (engine, transmission, drive shaft and differential) in its Opel and Vauxhall vehicles. However, shares of Peugeot and other major automakers retreated in the last quarter of 2018 due to signs of slower global economic growth and passenger vehicle sales, as well as U.S.-China trade tensions.

Nokia announced solid fourth-quarter and full-year 2017 results in February 2018, particularly better-than-expected profits for 2017 and significant improvement in cash flow. Management also issued a new earnings target for 2020 that was higher than many investors had anticipated. In August, Nokia announced a larger-than-expected network equipment agreement with T-Mobile2 as part of T-Mobile’s effort to deploy a 5G network in the U.S. Nokia also announced a large loan from the

European Investment Bank to support research and development efforts in 5G technology. In our view, Nokia is serious about further cost cutting and cash flow improvement related to its acquisition of Alcatel in 2016, and it remains on course to reach its 2020 earnings target.

In February 2018, shares of Sky jumped when U.S.-based cable company Comcast2 made a surprise bid for the company. The Comcast bid was considerably higher than a prior bid by Twenty-First Century Fox2, which already owned a substantial portion of Sky. In July 2018, Twenty-First Century Fox raised its bid for Sky, but Comcast promptly offered a higher counter-bid. The stock rose again in September 2018 when The Panel on Takeovers and Mergers in the U.K. announced that Comcast had won the mandatory auction for Sky, and Twenty-First Century Fox subsequently agreed to sell its stake of Sky to Comcast. The acquisition of Sky was officially completed in October 2018.

During the period under review, Fund investments that detracted from performance included Germany-based global auto parts supplier Schaeffler, France-based electrical equipment distributor Rexel and U.K.-based global mobile telecommunications company Vodafone Group.

In January 2018, Schaeffler provided investors with an upbeat initial estimate for fourth-quarter and full-year 2017 revenues. However, final results released in February fell considerably short of its initial estimates. In addition, management downgraded its outlook for 2018, stating that increased expenses related to an acceleration of its production efficiency program would hurt 2018 earnings. In the latter stages of 2018, shares of automakers and suppliers, including Schaeffler, were hurt by signs of broad slowdown in global economic growth and passenger vehicle sales, as well as escalating trade tensions between the U.S. and China. In October, Schaeffler issued a profit warning, which cited softer auto sales in China as the primary driver. Following its missteps in early 2018, management has taken steps to repair its credibility and improve communication with investors. We also believe Schaeffler’s ongoing efficiency and investment program has been improving profitability and its positioning for increasing electric vehicle production by automakers.

Rexel is a distributor of low voltage electrical equipment headquartered in Paris. In April 2018, shares of Rexel dropped in response to slightly weaker-than-expected quarterly revenue

3. Not held at period-end.

See www.franklintempletondatasources.com for additional data provider information.

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and earnings, although free cash flow showed significant improvement. In our view, the results were negatively affected by investments in digital technology and bonus accruals and other one-off factors. In September 2018, the offices of Rexel and three other electrical goods companies in France were searched by French police on suspicion of cartel pricing and corruption. All companies denied wrongdoing, and Rexel had previously stated that it relies on a legal method of obtaining price quotations from suppliers and uses the information to propose prices to final customers. In the final quarter of 2018, Rexel followed the general decline in European equity markets, driven by signs of softening global economic growth and geopolitical events in Europe. Nonetheless, we believe the positive catalysts for Rexel remain in place, as its reorganization efforts and branch openings in the U.S. have begun to produce positive results.

In May 2018, Vodafone Group provided an outlook for its fiscal year ending March 2019 that fell short of market expectations, with much of the growth forecast to come in the latter part of the year. The stock came under further downward pressure from weaker-than-expected revenue growth due in part to price cuts in Spain and a new mobile competitor in Italy. Management stated that conditions in those two markets were likely to experience further short-term deterioration, leading to uncertainty regarding Vodafone’s ability to meet its earnings growth guidance for the fiscal year. However, we balanced the negative near-term events against the positive announcements of a merger of Vodafone’s operations in India with Idea Cellular2, which closed at the end of August 2018, and the August announcement of a merger and deconsolidation of its Australian subsidiary. In addition, we believed the newly appointed chief executive officer’s statements regarding the likely initial public offering of Vodafone’s New Zealand business and the announcement of a three-year net cost cutting plan and multi-brand strategy to improve competitiveness across all market segments as positive for 2019.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive overall impact on the Fund’s performance because of the appreciation of the U.S. dollar versus the hedged currencies.

What is a currency forward?
A currency forward is a direct agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?
A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

As fellow shareholders, we found recent relative and absolute performance disappointing, but it is not uncommon for the performance of our strategy to diverge from European equity market returns at times. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders.

Thank you for your participation in Franklin Mutual European Fund. We look forward to continuing to serve your investment needs.

Katrina Dudley, CFA Co-Portfolio Manager

Mandana Hormozi Co-Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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Performance Summary as of December 31, 2018

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 12/31/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[1]	Average Annual Total Return	[2]

Z

1-Year	-11.12%		-11.12%

5-Year	-2.70%		-0.55%

10-Year	+78.32%		+5.95%

A3

1-Year	-11.29%		-16.16%

5-Year	-3.98%		-1.92%

10-Year	+73.39%		+5.06%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 10 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (1/1/18–12/31/18)

Share Class	Net Investment Income

Z	$0.7273

A	$0.6784

C	$0.3900

R	$0.6304

R6	$0.7548

Total Annual Operating Expenses5

Share Class

Z	1.04%

A	1.29%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. The Fund’s investments in smaller company stocks carry an increased risk of price fluctuation, especially over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 5.50%.

4. Source: Morningstar. The MSCI Europe Index (Local Currency and U.S. Dollar) is a market capitalization-weighted index designed to measure equity market performance of developed markets in Europe. The Net Dividends Index reflects the deduction of withholding taxes on reinvested dividends.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18–12/31/18[1,2]	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18–12/31/18[1,2]	Net Annualized Expense Ratio[2]

Z	$1,000	$904.00	$5.04	$1,019.91	$ 5.35	1.05%
A	$1,000	$903.10	$6.24	$1,018.65	$ 6.61	1.30%
C	$1,000	$899.90	$9.82	$1,014.87	$10.41	2.05%
R	$1,000	$902.20	$7.43	$1,017.39	$ 7.88	1.55%
R6	$1,000	$905.30	$4.42	$1,020.57	$ 4.69	0.92%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Financial Highlights

	Year Ended December 31,

	2018	2017	2016	2015	2014

Class Z

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$20.93	$19.20	$19.48	$20.86	$24.76

Income from investment operations[a]:

Net investment income[b]	0.49	0.35	0.63 [c]	0.42	0.73 [d]

Net realized and unrealized gains (losses)	(2.80)	1.65	(0.17)	(0.27)	(1.73)

Total from investment operations	(2.31)	2.00	0.46	0.15	(1.00)

Less distributions from:

Net investment income	(0.73)	(0.27)	(0.47)	(0.46)	(0.67)

Net realized gains	—	—	(0.27)	(1.07)	(2.23)

Total distributions	(0.73)	(0.27)	(0.74)	(1.53)	(2.90)

Net asset value, end of year	$17.89	$20.93	$19.20	$19.48	$20.86

Total return	(11.12)%	10.45%	2.40%	0.82%	(4.00)%

Ratios to average net assets

Expenses[e]	1.04% [f,g]	1.04% [f]	1.06% [f,g]	1.05%	1.04% [f]

Expenses incurred in connection with securities sold short	—% [h]	—%	—%	—% [h]	0.01%

Net investment income	2.38%	1.75%	3.42% [c]	1.93%	2.93% [d]

Supplemental data

Net assets, end of year (000’s)	$958,149	$1,328,622	$1,175,972	$1,355,780	$1,128,769

Portfolio turnover rate	35.42%	17.33%	16.43%	32.59%	54.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to a nonrecurring distribution. The amount, although initially recorded as dividend income, is subject to recharacterization once the issuer provides information regarding the actual composition of the distribution. Excluding this amount, the ratio of net investment income to average net assets would have been 2.50%.

dNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.74%.

eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hRounds to less than 0.01%.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,

	2018	2017	2016	2015	2014

Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$20.33	$18.66	$18.95	$20.33	$24.21

Income from investment operations[a]:

Net investment income[b]	0.41	0.31	0.57 [c]	0.35	0.61 [d]

Net realized and unrealized gains (losses)	(2.69)	1.58	(0.18)	(0.26)	(1.66)

Total from investment operations	(2.28)	1.89	0.39	0.09	(1.05)

Less distributions from:

Net investment income	(0.68)	(0.22)	(0.41)	(0.40)	(0.60)

Net realized gains	—	—	(0.27)	(1.07)	(2.23)

Total distributions	(0.68)	(0.22)	(0.68)	(1.47)	(2.83)

Net asset value, end of year	$17.37	$20.33	$18.66	$18.95	$20.33

Total return[e]	(11.29)%	10.14%	2.12%	0.57%	(4.31)%

Ratios to average net assets

Expenses[f]	1.29% [g,h]	1.29% [g]	1.31% [g,h]	1.33%	1.34% [g]

Expenses incurred in connection with securities sold short	—% [i]	—%	—%	—% [i]	0.01%

Net investment income	2.13%	1.50%	3.17% [c]	1.65%	2.63% [d]

Supplemental data

Net assets, end of year (000’s)	$564,038	$714,915	$769,297	$1,033,307	$843,836

Portfolio turnover rate	35.42%	17.33%	16.43%	32.59%	54.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to a nonrecurring distribution. The amount, although initially recorded as dividend income, is subject to recharacterization once the issuer provides information regarding the actual composition of the distribution. Excluding this amount, the ratio of net investment income to average net assets would have been 2.25%.

dNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.44%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

FRANKLIN MUTUAL EUROPEAN FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,

	2018	2017	2016	2015	2014

Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$20.38	$18.70	$18.97	$20.37	$24.25

Income from investment operations[a]:

Net investment income[b]	0.29	0.15	0.44 [c]	0.19	0.43[d]

Net realized and unrealized gains (losses)	(2.72)	1.60	(0.19)	(0.25)	(1.64)

Total from investment operations	(2.43)	1.75	0.25	(0.06)	(1.21)

Less distributions from:

Net investment income	(0.39)	(0.07)	(0.25)	(0.27)	(0.44)

Net realized gains	—	—	(0.27)	(1.07)	(2.23)

Total distributions	(0.39)	(0.07)	(0.52)	(1.34)	(2.67)

Net asset value, end of year	$17.56	$20.38	$18.70	$18.97	$20.37

Total return[e]	(11.96)%	9.37%	1.32%	(0.16)%	(4.97)%

Ratios to average net assets

Expenses[f]	2.04%[g,h]	2.04%[g]	2.06%[g,h]	2.05%	2.04%[g]

Expenses incurred in connection with securities sold short	—%[i]	—%	—%	—%[i]	0.01%

Net investment income	1.38%	0.75%	2.42%[c]	0.93%	1.93%[d]

Supplemental data

Net assets, end of year (000’s)	$78,149	$179,123	$209,196	$291,752	$216,258

Portfolio turnover rate	35.42%	17.33%	16.43%	32.59%	54.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to a nonrecurring distribution. The amount, although initially recorded as dividend income, is subject to recharacterization once the issuer provides information regarding the actual composition of the distribution. Excluding this amount, the ratio of net investment income to average net assets would have been 1.50%.

dNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.74%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,

	2018	2017	2016	2015	2014

Class R

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$19.97	$18.35	$18.62	$20.04	$23.95

Income from investment operations[a]:

Net investment income[b]	0.35	0.22	0.52[c]	0.27	0.41[d]

Net realized and unrealized gains (losses)	(2.64)	1.60	(0.18)	(0.23)	(1.49)

Total from investment operations	(2.29)	1.82	0.34	0.04	(1.08)

Less distributions from:

Net investment income	(0.63)	(0.20)	(0.34)	(0.39)	(0.60)

Net realized gains	—	—	(0.27)	(1.07)	(2.23)

Total distributions	(0.63)	(0.20)	(0.61)	(1.46)	(2.83)

Net asset value, end of year	$17.05	$19.97	$18.35	$18.62	$20.04

Total return	(11.54)%	9.92%	1.86%	0.37%	(4.52)%

Ratios to average net assets

Expenses[e]	1.54% [f,g]	1.54% [f]	1.56% [f,g]	1.55%	1.54% [f]

Expenses incurred in connection with securities sold short	—% [h]	—%	—%	—% [h]	0.01%

Net investment income	1.88%	1.25%	2.92% [c]	1.43%	2.43% [d]

Supplemental data

Net assets, end of year (000’s)	$731	$821	$626	$997	$421

Portfolio turnover rate	35.42%	17.33%	16.43%	32.59%	54.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to a nonrecurring distribution. The amount, although initially recorded as dividend income, is subject to recharacterization once the issuer provides information regarding the actual composition of the distribution. Excluding this amount, the ratio of net investment income to average net assets would have been 2.00%.

dNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.24%.

eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

FRANKLIN MUTUAL EUROPEAN FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,

	2018	2017	2016	2015	2014

Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$20.91	$19.19	$19.47	$20.85	$24.75

Income from investment operations[a]:

Net investment income[b]	0.56	0.41	0.66 [c]	0.46	0.75[d]

Net realized and unrealized gains (losses)	(2.85)	1.62	(0.17)	(0.28)	(1.71)

Total from investment operations	(2.29)	2.03	0.49	0.18	(0.96)

Less distributions from:

Net investment income	(0.75)	(0.31)	(0.50)	(0.49)	(0.71)

Net realized gains	—	—	(0.27)	(1.07)	(2.23)

Total distributions	(0.75)	(0.31)	(0.77)	(1.56)	(2.94)

Net asset value, end of year	$17.87	$20.91	$19.19	$19.47	$20.85

Total return	(10.94)%	10.63%	2.53%	0.98%	(3.88)%

Ratios to average net assets

Expenses before waiver and payments by affiliates[e]	0.92%	0.88%	0.89%	0.89%	0.89%

Expenses net of waiver and payments by affiliates[e]	0.91% [f]	0.88% [f]	0.89% [f,g]	0.89%	0.89%[f]

Expenses incurred in connection with securities sold short	—% [h]	—%	—%	—% [h]	0.01%

Net investment income	2.51%	1.91%	3.59%[c]	2.09%	3.08%[d]

Supplemental data

Net assets, end of year (000’s)	$149,796	$294,660	$311,784	$373,904	$334,396

Portfolio turnover rate	35.42%	17.33%	16.43%	32.59%	54.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to a nonrecurring distribution. The amount, although initially recorded as dividend income, is subject to recharacterization once the issuer provides information regarding the actual composition of the distribution. Excluding this amount, the ratio of net investment income to average net assets would have been 2.67%.

dNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.89%.

eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hRounds to less than 0.01%.

16	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND

Statement of Investments, December 31, 2018

	Country	Shares	Value

Common Stocks 91.1%

Auto Components 1.9%

Cie Generale des Etablissements Michelin SCA	France	342,111	$33,985,600

Automobiles 1.0%

Peugeot SA	France	807,802	17,257,430

Banks 9.9%
AIB Group PLC	Ireland	6,137,609	25,801,548
Barclays PLC	United Kingdom	13,780,463	26,451,685
HSBC Holdings PLC	United Kingdom	2,444,399	20,165,294
ING Groep NV	Netherlands	2,355,324	25,395,050
Societe Generale SA	France	271,029	8,639,362
Standard Chartered PLC	United Kingdom	5,861,827	45,546,970
UniCredit SpA	Italy	1,948,691	22,073,595

			174,073,504

Biotechnology 0.9%
Shire PLC	United Kingdom	266,629	15,538,851

Capital Markets 3.2%
Credit Suisse Group AG	Switzerland	2,572,571	28,136,077
Deutsche Bank AG	Germany	3,582,241	28,570,277

			56,706,354

Chemicals 1.6%

BASF SE	Germany	407,471	28,383,062

Commercial Services & Supplies 1.2%

G4S PLC	United Kingdom	8,137,683	20,438,643

Communications Equipment 1.6%

Nokia OYJ, A	Finland	1,913,359	11,027,403
Nokia OYJ, ADR	Finland	3,051,032	17,757,006

			28,784,409

Construction Materials 5.0%

HeidelbergCement AG	Germany	500,319	30,669,794
LafargeHolcim Ltd., B	Switzerland	1,372,438	56,664,895

			87,334,689

Diversified Telecommunication Services 5.5%

Hellenic Telecommunications Organization SA	Greece	4,197,398	45,785,283
Koninklijke KPN NV	Netherlands	17,390,589	51,010,908

			96,796,191

Electric Utilities 3.5%

Enel SpA	Italy	10,642,224	61,698,280

Electrical Equipment 1.9%

Osram Licht AG	Germany	764,465	33,269,875

Health Care Equipment & Supplies 1.0%

Koninklijke Philips NV	Netherlands	488,612	17,316,210

Hotels, Restaurants & Leisure 3.5%

Accor SA	France	1,439,660	61,215,259

Household Durables 2.6%

Husqvarna AB, B	Sweden	2,085,623	15,489,208
JM AB	Sweden	1,249,153	24,477,791
[a,b]Neinor Homes SA, 144A	Spain	334,815	4,987,203

			44,954,202

franklintempleton.com	Annual Report	17

FRANKLIN MUTUAL EUROPEAN FUND

STATEMENT OF INVESTMENTS

	Country	Shares	Value

Common Stocks (continued)
Insurance 12.4%

ASR Nederland NV	Netherlands	916,601	$36,317,347
Direct Line Insurance Group PLC	United Kingdom	10,995,115	44,686,584
Lancashire Holdings Ltd.	United Kingdom	4,178,619	32,239,141
NN Group NV	Netherlands	1,526,383	60,862,748
RSA Insurance Group PLC	United Kingdom	6,461,913	42,323,486

			216,429,306

Machinery 3.4%

CNH Industrial NV, special voting	United Kingdom	833,461	7,530,886
CNH Industrial NV	United Kingdom	2,753,906	24,883,412
Vossloh AG	Germany	558,342	27,151,664

			59,565,962

Marine 1.4%

A.P. Moeller-Maersk AS, B	Denmark	19,498	24,527,891

Media 2.0%

[a]Liberty Global PLC, C	United Kingdom	1,675,100	34,574,064

Metals & Mining 1.1%
thyssenkrupp AG	Germany	1,110,929	19,084,324

Oil, Gas & Consumable Fuels 7.1%

BP PLC	United Kingdom	5,708,169	36,101,898
[a]Cairn Energy PLC	United Kingdom	11,686,571	22,354,948
Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	458,553	13,479,394
Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	1,095,418	32,234,200
Saras SpA	Italy	10,256,302	19,900,372

			124,070,812

Pharmaceuticals 6.5%

GlaxoSmithKline PLC	United Kingdom	2,789,992	53,055,959
Novartis AG	Switzerland	703,087	60,251,061

			113,307,020

Road & Rail 0.0%

[a,c,d,e]Euro Wagon LP	Jersey Islands	16,127,149	—

Semiconductors & Semiconductor Equipment 1.8%

BE Semiconductor Industries NV	Netherlands	1,500,194	31,762,245

Software 0.8%

[a]Avast PLC	United Kingdom	4,021,611	14,565,108

Specialty Retail 2.5%

Dufry AG	Switzerland	347,239	33,092,041
Hornbach Holding AG & Co. KGaA	Germany	213,786	10,089,856

			43,181,897

Tobacco 1.6%
British American Tobacco PLC	United Kingdom	881,269	28,095,956

Trading Companies & Distributors 3.7%
Kloeckner & Co. SE	Germany	3,031,653	20,928,314
Rexel SA	France	4,154,655	44,271,752

			65,200,066

Wireless Telecommunication Services 2.5%
Vodafone Group PLC	United Kingdom	22,564,874	43,998,281

Total Common Stocks (Cost $1,812,156,431)			1,596,115,491

18	Annual Report	franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND

STATEMENT OF INVESTMENTS

	Country	Shares	Value
Preferred Stocks 4.4%
Auto Components 1.8%
[f]Schaeffler AG, 7.398%, pfd	Germany	3,633,679	$30,954,926

Automobiles 2.6%
[f]Volkswagen AG, 2.845%, pfd	Germany	285,343	45,501,501

Total Preferred Stocks (Cost $90,946,579)			76,456,427

Total Investments before Short Term Investments (Cost $1,903,103,010)			1,672,571,918

		Principal Amount
Short Term Investments 2.5%

U.S. Government and Agency Securities 2.5%
[g]FHLB, 1/02/19	United States	$5,500,000	5,500,000
[g]U.S. Treasury Bill,
1/02/19	United States	21,000,000	21,000,000
1/03/19 - 4/25/19	United States	12,500,000	12,458,805
[h]5/09/19	United States	5,000,000	4,956,118

Total U.S. Government and Agency Securities (Cost $43,911,304)			43,914,923

Total Investments (Cost $1,947,014,314) 98.0%			1,716,486,841
Securities Sold Short (0.4)%			(7,562,155)
Other Assets, less Liabilities 2.4%			41,938,389

Net Assets 100.0%			$1,750,863,075

		Shares
[i]Securities Sold Short (Proceeds $9,077,678) (0.4)%
Common Stocks (0.4)%
Pharmaceuticals (0.4)%
Takeda Pharmaceutical Co. Ltd.	Japan	223,701	(7,562,155)

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2018, the value of this security was $4,987,203, representing 0.3% of net assets.

cSee Note 11 regarding holdings of 5% voting securities.

dFair valued using significant unobservable inputs. See Note 13 regarding fair value measurements.

eSee Note 9 regarding restricted securities.

fVariable rate security. The rate shown represents the yield at period end.

gThe security was issued on a discount basis with no stated coupon rate.

hA portion or all of the security has been segregated as collateral for securities sold short. At December 31, 2018, the value of this security pledged amounted to $2,250,078, representing 0.1% of net assets.

iSee Note 1(d) regarding securities sold short.

franklintempleton.com	Annual Report	19

FRANKLIN MUTUAL EUROPEAN FUND

STATEMENT OF INVESTMENTS

At December 31, 2018, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount	*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Currency Contracts
EUR/USD	Short	3,017	$434,542,281		3/18/19	$ 64,851
GBP/USD	Short	1,900	151,881,250		3/18/19	313,942

Total Futures Contracts						$378,793

*As of period end.

At December 31, 2018, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty	[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Euro	BOFA		Buy	42,361,994	$48,431,506	1/14/19	$167,172	$—
Euro	BOFA		Sell	4,540,537	5,400,106	1/14/19	191,095	—
Euro	BONY		Buy	4,102,879	4,674,779	1/14/19	32,140	—
Euro	BONY		Sell	51,837,542	61,553,971	1/14/19	2,084,720	—
Euro	HSBK		Buy	22,359,927	25,534,901	1/14/19	116,937	—
Euro	HSBK		Sell	2,216,504	2,622,701	1/14/19	79,875	—
Euro	SSBT		Buy	11,766,291	13,441,618	1/14/19	56,949	—
Euro	SSBT		Sell	59,058,182	70,136,344	1/14/19	2,383,404	—
Euro	UBSW		Buy	18,869,068	21,491,407	1/14/19	155,634	—
Euro	UBSW		Sell	2,275,487	2,685,490	1/14/19	74,997	—
Swiss Franc	HSBK		Buy	1,946,140	1,967,764	1/14/19	16,316	—
Swiss Franc	UBSW		Buy	19,855,463	20,124,148	1/14/19	118,393	—
Swiss Franc	UBSW		Sell	108,574,882	109,005,453	1/14/19	—	(1,686,079)
British Pound	HSBK		Buy	1,761,152	2,225,621	1/16/19	22,180	—
British Pound	HSBK		Buy	8,411,840	10,782,456	1/16/19	—	(46,224)
British Pound	SSBT		Sell	32,550,029	43,380,888	1/16/19	1,836,510	—
British Pound	UBSW		Buy	900,722	1,138,293	1/16/19	11,320	—
Norwegian Krone	BONY		Buy	1,150,000	136,180	1/25/19	—	(3,033)
Norwegian Krone	BONY		Buy	37,706,435	4,326,315	1/25/19	39,327	—
Norwegian Krone	BONY		Sell	38,856,435	4,686,512	1/25/19	187,723	—
Swedish Krona	BONY		Sell	341,356,901	37,730,312	1/31/19	—	(901,645)
Swedish Krona	SSBT		Sell	4,543,000	502,998	1/31/19	—	(11,142)
British Pound	HSBK		Sell	2,179,786	2,889,132	2/14/19	103,094	—
British Pound	SSBT		Sell	144,969	190,294	2/14/19	5,005	—
British Pound	UBSW		Sell	77,691,822	100,145,623	2/14/19	845,809	—
Euro	BOFA		Sell	9,165,723	10,802,146	2/20/19	254,781	—
Euro	BONY		Sell	60,109,629	69,595,799	2/20/19	425,237	—
Euro	HSBK		Sell	2,435,388	2,896,724	2/20/19	94,225	—
Euro	SSBT		Sell	57,165,262	66,099,335	2/20/19	316,974	—
Euro	BONY		Sell	7,073,005	8,249,105	4/10/19	75,081	—
Euro	SSBT		Sell	7,073,005	8,249,953	4/10/19	75,930	—
Euro	BOFA		Sell	35,851,104	42,235,827	4/18/19	775,187	—

20	Annual Report	franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND

STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)

Currency	Counterparty	[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Euro	HSBK		Sell	35,851,103	$42,242,996	4/18/19	$782,358	$—
Euro	UBSW		Sell	869,218	1,008,037	4/18/19	2,815	—
British Pound	BOFA		Sell	50,582	66,483	4/24/19	1,620	—
British Pound	BONY		Sell	7,854,243	10,254,967	4/24/19	183,219	—
British Pound	UBSW		Sell	62,329,683	81,655,601	4/24/19	1,728,254	—
Euro	BOFA		Sell	35,899,355	41,602,147	5/07/19	17,102	—
Euro	BONY		Sell	1,000,000	1,149,498	5/07/19	—	(8,881)
Euro	HSBK		Sell	2,893,817	3,332,520	5/07/19	—	(19,616)
Euro	HSBK		Sell	36,974,325	42,971,122	5/07/19	140,853	—
Euro	SSBT		Sell	164,970	192,599	5/07/19	1,501	—
Euro	UBSW		Sell	581,699	666,343	5/07/19	—	(7,484)
Euro	UBSW		Sell	35,899,355	41,597,301	5/07/19	12,255	—
Euro	SSBT		Sell	3,171,868	3,661,811	5/21/19	—	(16,892)
Euro	SSBT		Sell	106,744,796	124,298,977	5/21/19	497,345	—
British Pound	BOFA		Sell	323,852	413,559	5/28/19	—	(2,392)
British Pound	BOFA		Sell	11,720,674	15,177,434	5/28/19	123,548	—

Total Forward Exchange Contracts							$14,036,885	$(2,703,388)

Net unrealized appreciation (depreciation)							$11,333,497

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 10 regarding other derivative information.

See Abbreviations on page 38.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	21

FRANKLIN MUTUAL EUROPEAN FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,940,731,805
Cost - Controlled affiliates (Note 3f and 11)	6,282,509

Value - Unaffiliated issuers	$1,716,486,841
Value - Controlled affiliates (Note 3f and 11)	—
Cash	47,120
Receivables:
Investment securities sold	11,500,550
Capital shares sold	8,438,142
Dividends	7,359,104
European Union tax reclaims	3,609,184
Deposits with brokers for:
Securities sold short	9,155,898
Futures contracts	12,078,370
Unrealized appreciation on OTC forward exchange contracts	14,036,885
Other assets	288

Total assets	1,782,712,382

Liabilities:
Payables:
Investment securities purchased	3,396
Capital shares redeemed	18,050,113
Management fees	1,334,519
Distribution fees	398,398
Transfer agent fees	528,343
Trustees’ fees and expenses	125,786
Variation margin on futures contracts	857,738
Securities sold short, at value (proceeds $9,077,678)	7,562,155
Unrealized depreciation on OTC forward exchange contracts	2,703,388
Accrued expenses and other liabilities	285,471

Total liabilities	31,849,307

Net assets, at value	$1,750,863,075

Net assets consist of:
Paid-in capital	$2,011,371,699
Total distributable earnings (loss)	(260,508,624)

Net assets, at value	$1,750,863,075

22	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2018

Class Z:
Net assets, at value	$958,149,478

Shares outstanding	53,549,071

Net asset value and maximum offering price per share	$17.89

Class A:
Net assets, at value	$564,038,158

Shares outstanding	32,474,018

Net asset value per share[a]	$17.37

Maximum offering price per share (net asset value per share ÷ 94.50%)	$18.38

Class C:
Net assets, at value	$ 78,148,610

Shares outstanding	4,449,439

Net asset value and maximum offering price per share[a]	$17.56

Class R:
Net assets, at value	$ 731,131

Shares outstanding	42,888

Net asset value and maximum offering price per share	$17.05

Class R6:
Net assets, at value	$149,795,698

Shares outstanding	8,381,057

Net asset value and maximum offering price per share	$17.87

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN MUTUAL EUROPEAN FUND

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2018

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 74,982,085
Interest:
Unaffiliated issuers	2,625,735
Income from securities loaned:
Non-controlled affiliates (Note 3f)	1,745
Other income (Note 1f)	781,233

Total investment income	78,390,798

Expenses:
Management fees (Note 3a)	19,593,157
Distribution fees: (Note 3c)
Class A	1,670,380
Class C	1,476,052
Class R	4,235
Transfer agent fees: (Note 3e)
Class Z	1,793,245
Class A	971,311
Class C	214,611
Class R	1,234
Class R6	61,123
Custodian fees (Note 4)	257,377
Reports to shareholders	132,640
Registration and filing fees	105,049
Professional fees	156,812
Trustees’ fees and expenses	141,192
Dividends on securities sold short	25,832
Other	71,516

Total expenses	26,675,766
Expense reductions (Note 4)	(19,865)
Expenses waived/paid by affiliates (Note 3f and 3g)	(13,582)

Net expenses	26,642,319

Net investment income	51,748,479

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	83,589,320
Foreign currency transactions	769,317
Forward exchange contracts	43,649,772
Futures contracts	40,356,225

Net realized gain (loss)	168,364,634

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(507,165,874)
Translation of other assets and liabilities denominated in foreign currencies	(541,911)
Forward exchange contracts	37,444,807
Futures contracts	11,212,420
Securities sold short	1,515,523

Net change in unrealized appreciation (depreciation)	(457,535,035)

Net realized and unrealized gain (loss)	(289,170,401)

Net increase (decrease) in net assets resulting from operations	$237,421,922)

*Foreign taxes withheld on dividends	$ 8,339,541

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FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended December 31,

	2018	2017

Increase (decrease) in net assets:
Operations:
Net investment income	$51,748,479	$41,754,082
Net realized gain (loss)	168,364,634	(36,941,433)
Net change in unrealized appreciation (depreciation)	(457,535,035)	245,053,933

Net increase (decrease) in net assets resulting from operations	(237,421,922)	249,866,582

Distributions to shareholders: (Note 1g)
Class Z	(39,537,213)	(17,540,243)
Class A	(21,635,584)	(7,669,484)
Class C	(2,285,511)	(661,962)
Class R	(26,901)	(7,585)
Class R6	(6,073,341)	(4,427,392)

Total distributions to shareholders	(69,558,550)	(30,306,666)

Capital share transactions: (Note 2)
Class Z	(197,936,001)	43,359,185
Class A	(56,127,793)	(118,591,024)
Class C	(84,206,336)	(47,346,696)
Class R	38,579	141,266
Class R6	(122,065,613)	(45,857,168)

Total capital share transactions	(460,297,164)	(168,294,437)

Net increase (decrease) in net assets	(767,277,636)	51,265,479
Net assets:
Beginning of year	2,518,140,711	2,466,875,232

End of year (Note 1g)	$1,750,863,075	$2,518,140,711

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FRANKLIN MUTUAL EUROPEAN FUND

Notes to Financial Statements

1.   Organization and Significant Accounting

Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual European Fund (Fund) is included in this report. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Beginning on October 19, 2018, Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.   Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

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Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2018, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.   Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.   Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to

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1.   Organization and Significant Accounting

Policies (continued)

c.   Derivative Financial Instruments  (continued)

the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2018, the Fund had no OTC derivatives in a net liability position for such contracts.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At December 31, 2018, the Fund received $14,289,885 in U.K. Treasury Bonds and U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 10 regarding other derivative information.

d.   Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

e.   Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at

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NOTES TO FINANCIAL STATEMENTS

least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2018, the Fund had no securities on loan.

f.   Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g.   Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

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NOTES TO FINANCIAL STATEMENTS

1.   Organization and Significant Accounting

Policies (continued)

g.   Security Transactions, Investment Income, Expenses and Distributions (continued)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

h.   Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i.   Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

For the year ended December 31, 2017, distributions to shareholders were as follows:

Distributions from net investment income :

Class Z	$(17,540,243)
Class A	(7,669,484)
Class C	(661,962)
Class R	(7,585)
Class R6	(4,427,392)

For the year ended December 31, 2017, undistributed net investment income included in net assets was $21,175,134.

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2.  Shares of Beneficial Interest

At December 31, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2018		2017
	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	15,870,789	$328,884,286	17,236,906	$350,944,087
Shares issued in reinvestment of distributions	2,023,721	37,225,839	789,963	16,435,905
Shares redeemed	(27,834,376)	(564,046,126)	(15,782,895)	(324,020,807)

Net increase (decrease)	(9,939,866)	$(197,936,001)	2,243,974	$43,359,185

Class A Shares:
Shares sold[a]	6,861,993	$134,662,400	15,602,529	$310,200,219
Shares issued in reinvestment of distributions	870,701	15,538,916	287,521	5,802,513
Shares redeemed	(10,421,209)	(206,329,109)	(21,954,991)	(434,593,756)

Net increase (decrease)	(2,688,515)	$(56,127,793)	(6,064,941)	$(118,591,024)

Class C Shares:
Shares sold	486,940	$9,826,395	1,180,124	$23,513,530
Shares issued in reinvestment of distributions	117,682	2,203,229	32,119	639,507
Shares redeemed[a]	(4,944,916)	(96,235,960)	(3,606,833)	(71,499,733)

Net increase (decrease)	(4,340,294)	$(84,206,336)	(2,394,590)	$(47,346,696)

Class R Shares:
Shares sold	8,109	$162,976	16,679	$329,815
Shares issued in reinvestment of distributions	1,528	26,901	382	7,585
Shares redeemed	(7,860)	(151,298)	(10,067)	(196,134)

Net increase (decrease)	1,777	$38,579	6,994	$141,266

Class R6 Shares:
Shares sold	1,059,999	$21,160,059	3,235,565	$65,830,080
Shares issued in reinvestment of distributions	261,913	4,800,226	185,294	3,853,120
Shares redeemed	(7,032,513)	(148,025,898)	(5,580,242)	(115,540,368)

Net increase (decrease)	(5,710,601)	$(122,065,613)	(2,159,383)	$(45,857,168)

aMay include a portion of Class C shares that were automatically converted to Class A.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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NOTES TO FINANCIAL STATEMENTS

3.  Transactions with Affiliates (continued)

a.  Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.875%	Up to and including $1 billion
0.845%	Over $1 billion, up to and including $2 billion
0.825%	Over $2 billion, up to and including $5 billion
0.805%	In excess of $5 billion

For the year ended December 31, 2018, the gross effective investment management fee rate was 0.856% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$48,231
CDSC retained	$16,930

Effective September 10, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. Further details are disclosed in the Fund’s Prospectus.

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e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2018, the Fund paid transfer agent fees of $3,041,524, of which $1,097,353 was retained by Investor Services.

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Income from securities loaned	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.99%	—	938,000	(938,000)	—	$ —	$1,745	$ —	$ —

g.  Waiver and Expense Reimbursements

Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02% based on the average net assets of the class. Investor Services may discontinue this waiver in the future.

h.  Other Affiliated Transactions

At December 31, 2018, one or more of the funds in Franklin Fund Allocator Series owned 6.2% of the Fund’s outstanding shares.

i.  Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended December 31, 2018, these purchase and sale transactions aggregated $1,820,107 and $—, respectively.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2018, the custodian fees were reduced as noted in the Statement of Operations.

5.  Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

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NOTES TO FINANCIAL STATEMENTS

5.  Independent Trustees’ Retirement Plan (continued)

During the year ended December 31, 2018, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2018	$125,786

[b]Increase in projected benefit obligation	$33,573

Benefit payments made to retired trustees	$(2,507)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At December 31, 2018, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short Term	$26,173,614
Long Term	12,955,592

Total capital loss carryforwards	$39,129,206

During the year ended December 31, 2018, the Fund utilized $214,998,777 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2018 and 2017, was as follows:

	2018	2017

Distributions paid from ordinary income	$69,558,550	$30,306,666

At December 31, 2018, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$1,946,108,213

Unrealized appreciation	$128,651,040
Unrealized depreciation	(354,105,020)

Net unrealized appreciation (depreciation)	$(225,453,980)

Distributable earnings:
Undistributed ordinary income	$686,227

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

7.  Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2018, aggregated $744,776,763 and $954,906,946, respectively.

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NOTES TO FINANCIAL STATEMENTS

8.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

9.  Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2018, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Shares	Issuer	Acquisition Date	Cost	Value

16,127,149	Euro Wagon LP (Value is —% of Net Assets)	12/08/05 - 1/02/08	$6,282,509	$ —

10.  Other Derivative Information

At December 31, 2018, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Variation margin on futures contracts	$378,793	[a]	Variation margin on futures contracts	$—

	Unrealized appreciation on OTC forward exchange contracts	14,036,885		Unrealized depreciation on OTC forward exchange contracts	2,703,388

Totals		$14,415,678			$2,703,388

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended December 31, 2018, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Forward exchange contracts	$43,649,772	Forward exchange contracts	$37,444,807

	Futures contracts	40,356,225	Futures contracts	11,212,420

Totals		$84,005,997		$48,657,227

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NOTES TO FINANCIAL STATEMENTS

10.  Other Derivative Information (continued)

For the year ended December 31, 2018, the average month end notional amount of futures contracts represented $681,668,407. The average month end contract value of forward exchange contracts was $1,264,108,979.

See Note 1(c) regarding derivative financial instruments.

11.  Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended December 31, 2018, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Controlled Affiliates[a]
Euro Wagon LP (Value is —% of Net Assets)	16,127,149	—	—	16,127,149	$—	$—	$—	$—

aIssuer in which the Fund owns 25% or more of the outstanding voting securities.

12.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 8, 2019, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 7, 2020, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2018, the Fund did not use the Global Credit Facility.

13.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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A summary of inputs used as of December 31, 2018, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Auto Components	$33,985,600	$30,954,926	$—		$64,940,526
Automobiles	17,257,430	45,501,501	—		62,758,931
Banks	126,198,361	47,875,143	—		174,073,504
Capital Markets	—	56,706,354	—		56,706,354
Chemicals	—	28,383,062	—		28,383,062
Construction Materials	—	87,334,689	—		87,334,689
Electric Utilities	—	61,698,280	—		61,698,280
Electrical Equipment	—	33,269,875	—		33,269,875
Household Durables	4,987,203	39,966,999	—		44,954,202
Machinery	—	59,565,962	—		59,565,962
Marine	—	24,527,891	—		24,527,891
Metals & Mining	—	19,084,324	—		19,084,324
Oil, Gas & Consumable Fuels	104,170,440	19,900,372	—		124,070,812
Pharmaceuticals	53,055,959	60,251,061	—		113,307,020
Specialty Retail	—	43,181,897	—		43,181,897
Trading Companies & Distributors	44,271,752	20,928,314	—		65,200,066
All Other Equity Investments	609,514,523	—	—	[c]	609,514,523
Short Term Investments	38,414,923	5,500,000	—		43,914,923

Total Investments in Securities	$1,031,856,191	$684,630,650	$—		$1,716,486,841

Other Financial Instruments:
Futures Contracts	$378,793	$—	$—		$378,793
Forward Exchange Contracts	—	14,036,885	—		14,036,885

Total Other Financial Instruments	$378,793	$14,036,885	$—		$14,415,678

Liabilities:
Other Financial Instruments:
Securities Sold Short[a]	$7,562,155	$—	$—		$7,562,155
Forward Exchange Contracts	—	2,703,388	—		2,703,388

Total Other Financial Instruments	$7,562,155	$2,703,388	$—		$10,265,543

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks.

cIncludes securities determined to have no value at December 31, 2018.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

14. New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-14, Compensation—Retirement Benefits—Defined Benefit Plans—General (Subtopic 715-20): Disclosure Framework—Changes to the Disclosure Requirements for Defined Benefit Plans. The amendments in the ASU modify the disclosure requirements for employers that sponsor defined benefit pension or other postretirement plans. The ASU is effective for annual reporting periods ending after December 15, 2020. Management is currently evaluating the impact, if any, of applying this provision.

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NOTES TO FINANCIAL STATEMENTS

15. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty		Currency		Selected Portfolio
BOFA	Bank of America Corp.	EUR	Euro	ADR	American Depositary Receipt
BONY	The Bank of New York Mellon Corp.	GBP	British Pound	FHLB	Federal Home Loan Bank
HSBK	HSBC Bank PLC	USD	United States Dollar
SSBT	State Street Bank and Trust Co., N.A.
UBSW	UBS AG

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Franklin Mutual European Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Franklin Mutual European Fund (the “Fund”) (one of the funds constituting Franklin Mutual Series Funds), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Franklin Mutual European Fund (one of the funds constituting Franklin Mutual Series Funds) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Franklin investment companies since 1987.

Boston, Massachusetts

February 20, 2019

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Tax Information (unaudited)

Under Section 854(b)(1)(B) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $76,112,927 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code for the fiscal year ended December 31, 2018. Distributions, including qualified dividend income, paid during calendar year 2018 will be reported to shareholders on Form 1099-DIV by mid-February 2019. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2018, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on December 20, 2018, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income and foreign source qualified dividends as reported by the Fund, to Class Z, Class A, Class C, Class R and Class R6 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share
Class Z	$0.0842	$0.6717	$0.6095
Class A	$0.0842	$0.6353	$0.5764
Class C	$0.0842	$0.4191	$0.3802
Class R	$0.0842	$0.5994	$0.5438
Class R6	$0.0842	$0.6916	$0.6274

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2019, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2018. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2018 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 1987	14	None

Principal Occupation During at Least the Past 5 Years:

Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 1995	38	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee and Vice Chairman	Trustee since 2002 and Vice Chairman since 2015	14	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC (1999-present) and Fiduciary International Ireland Limited (1999-2015).

Principal Occupation During at Least the Past 5 Years:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Jan Hopkins Trachtman (1947) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2009	14	FinTech Acquisition Corp. III (special purpose fintech acquisition company) (2018-present)

Principal Occupation During at Least the Past 5 Years:

President and Founder, The Jan Hopkins Group (communications consulting firm); serves on Advisory Board of Knight Bagehot Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

Keith Mitchell (1954) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2009	14	None

Principal Occupation During at Least the Past 5 Years:

Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

David W. Niemiec (1949) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2015	38	Hess Midstream Partners LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 1998	14	None

Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Robert E. Wade (1946) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee and Chairman of the Board	Trustee since 1993 and Chairman of the Board since 2005	38	El Oro Ltd (investments) (2003-present).

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

Gregory H. Williams (1943) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2015	14	None

Principal Occupation During at Least the Past 5 Years:

Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	150	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Peter A. Langerman (1955) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee, President, and Chief Executive Officer – Investment Management	Trustee since 2007, President, and Chief Executive Officer – Investment Management since 2005	7	American International Group, Inc. (AIG) Credit Facility Trust (2010-2011).

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; President and Chief Investment Officer, Franklin Advisory Services, LLC; and officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Vice President since 2009 and Secretary since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 16 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President –AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Compliance Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Navid J. Tofigh (1972)	Vice President	Since 2015	Not Applicable	Not Applicable
One Franklin Parkway San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

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*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is the Fund’s investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Edward I. Altman, Ph.D., Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Messrs. Altman and Niemiec and Ms. Bates qualify as such an expert in view of their extensive business background and experience. Mr. Altman has served as a member of the Fund Audit Committee since 1987. He currently serves as a Max L. Hine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University. Ms. Bates has served as a member of the Fund Audit Committee since 1995. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2015, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Messrs. Altman and Niemiec and Ms. Bates have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Messrs. Altman and Niemiec and Ms. Bates are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN MUTUAL EUROPEAN FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter

Franklin Mutual European Fund

Investment Manager

Franklin Mutual Advisers, LLC

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301 - (Class A, C, R & R6)

(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2019 Franklin Templeton Investments. All rights reserved.	478 A 02/19

Annual Report and Shareholder Letter December 31, 2018

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Franklin Templeton

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Franklin Mutual Quest Fund Shareholder:

Investors started 2018 seemingly with the wind at their back. The primary tailwinds were strong corporate earnings growth in most developed markets, healthy consumer and business investment spending, and the positive effect of major U.S. tax cuts. In addition, the global economy continued its steady expansion since the financial crisis of 2008–2009. Unemployment continued to decline in the U.S. and other developed markets, while U.S. wage growth showed some signs of accelerating. As a result, equity markets reached new highs in August and September. However, volatility and market downturns soon made their mark on 2018. As measured by the Chicago Board Options Exchange Volatility Index (VIX), 2017 was the least volatile year on record for the Standard & Poor’s 500® Index (S&P 500®), but the VIX surged in February 2018 and jumped again in October and December 2018. Heightened trade tensions between the U.S. and China, geopolitical events in Europe and a growing belief that corporate earnings and economic growth will likely decelerate in 2019 hindered equity markets. A flattening U.S. Treasury yield curve, wider credit spreads and growing market concern that the U.S. Federal Reserve may raise interest rates too aggressively were also important drivers of market turbulence. For the period ended December 31, 2018, U.S. stocks, as measured by the S&P 500, had a -4.38% total return.1 Stocks in global developed markets, as measured by the MSCI World Index (USD), had a -8.20% total return, while investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, posted a +0.01% total return.1

While equity markets were broadly down for the year, there were pockets of positive performance concentrated in areas of growth and innovation, such as software, information technology services and segments of the health care sector. It is no surprise, therefore, that growth stocks managed to perform better than value stocks during the period. The MSCI World Growth Index (USD) had a -6.42% total return, while the MSCI World Value Index (USD) had a -10.09% total return.1

The return of volatility is an appropriate reminder that securities markets are dynamic. We believe active, professional investment management serves investors well since market volatility is more the norm than uninterrupted positive returns. Valuation is an essential factor in our analysis and we always ask ourselves if current and potential investments represent an attractive balance of risk and reward. We remain committed to a bottom-up stock-picking process that is disciplined and driven by rigorous fundamental analysis that attempts to limit downside risk. In our view, investing in underappreciated and misunderstood companies with identifiable catalysts for unlocking shareholder value can offer significant upside potential as well as a degree of downside protection.

We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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a patient, long-term outlook will be well positioned for the years ahead.

On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past 12 months in light of the economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Peter A. Langerman

Chairman, President and Chief Executive Officer

Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of December 31, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Contents

Annual Report

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Franklin Mutual Quest Fund

This annual report for Franklin Mutual Quest Fund covers the fiscal year ended December 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. Under normal market conditions, the Fund invests substantially to primarily in equity securities of U.S. and foreign companies that the investment manager believes are available at market prices less than their intrinsic value. The equity securities in which the Fund invests are primarily common stock, with a current focus on mid- and large-cap companies. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Fund may invest a substantial portion, potentially up to 100% of its assets, in foreign securities, which may include sovereign debt and participations in foreign government debt. The Geographic Composition bar chart on this page lists the leading countries where the Fund invests.

Performance Overview

The Fund’s Class Z shares had a -7.14% cumulative total return for the 12 months ended December 31, 2018. In comparison, the Fund’s benchmark, the MSCI World Index (USD), which tracks stock performance in global developed markets, had a total return of -8.20%.1 Also for comparison, the Fund’s secondary benchmark, the Bloomberg Barclays U.S. Corporate High Yield Index, which measures the U.S. corporate market of non-investment grade, fixed-rate corporate bonds, defined as the middle or lower ratings of Moody’s, Fitch and Standard & Poor’s, had a -2.08% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 10.

Geographic Composition*

Based on Total Net Assets as of 12/31/18

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded during the 12 months under review, despite weakness in certain regions. Global developed and emerging market stocks were aided at certain points during the period by higher crude oil prices, upbeat economic data, easing trade tensions and encouraging corporate earnings reports, as well as indications of a slower pace of interest-rate increases from the U.S. Federal Reserve (Fed).

However, various factors weighed on global markets during the period, including concerns about tighter regulation of technology companies, political uncertainties in the U.S. and the European Union, and major central banks’ interest-rate path and unwinding of monetary stimulus measures. Markets were

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 19.

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further pressured by U.S. trade disputes with its allies and China, and their impact on global growth and corporate earnings. In this environment, global stocks, as measured by the MSCI All Country World Index, had a -8.93% total return for the 12 months ended December 31, 2018.1

The U.S. economy grew during the 12-month period. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, business investment, exports and government spending. However, growth moderated in the third quarter due to declines in exports and housing investment. The unemployment rate declined from 4.1% in December 2017 to 3.9% at period-end.2 Annual inflation, as measured by the Consumer Price Index, decreased from 2.1% in December 2017 to 1.9% at period-end.2 The Fed raised its target range for the federal funds rate four times during the period, to 2.25%–2.50%, and continued reducing its balance sheet as part of an ongoing plan to normalize monetary policy. At its December meeting, the Fed reduced the projected 2019 rate increases to two, compared to three projected previously.

In Europe, the U.K.’s quarterly economic growth moderated in 2018’s first quarter, but accelerated in 2018’s second and third quarters. The Bank of England raised its key policy rate once during the review period. After moderating in 2018’s first quarter, the eurozone’s quarterly growth remained stable in the second quarter, but eased in the third quarter. The bloc’s annual inflation rate ended the period higher than in December 2017. The European Central Bank (ECB) kept its benchmark interest rate unchanged during the period. In December 2018, the ECB confirmed its plan to conclude its bond purchase program at the end of 2018 and reiterated it expects key interest rates to remain unchanged through the summer of 2019.

In Asia, Japan’s quarterly gross domestic product (GDP) grew in 2018’s second quarter, following a contraction in the first quarter, but contracted again in the third quarter. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP growth remained stable in 2018’s first and second quarters, but accelerated in the third quarter. The Central Bank of Brazil lowered its benchmark interest rate twice during the period. Russia’s annual GDP growth rate accelerated in 2018’s first and second quarters, but moderated in the third quarter. After lowering its key rate twice early in the period, the Bank of Russia raised it twice in the period’s second half to curtail inflation risks. China’s annual GDP grew at a stable rate in 2018’s first quarter, but it moderated in the second and third quarters. The People’s Bank of China left its benchmark interest rate unchanged during the period, but it took measures to improve financial liquidity to mitigate the negative effects of the U.S.-China trade dispute and support economic growth. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, had a -14.25% total return during the period.1

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but also reduces the risk of substantial declines, in our opinion. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

To a lesser extent, we complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers,

2. Source: U.S. Bureau of Labor Statistics.

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commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and avoid rumored deals or other situations we consider relatively risky. The current percentages of the Fund’s assets devoted to these investment strategies are listed in the Asset Allocation bar chart on this page. In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”? To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

In 2018, corporate profits in the U.S. and other developed markets continued their impressive year-over-year growth. In addition, labor markets showed further improvement, consumer spending was solid, and U.S. corporate tax reforms encouraged companies to buy back more stock, raise dividends and increase capital expenditures. Those positive fundamentals were periodically overshadowed by political and economic concerns, particularly in the final three months of the year.

As major U.S. equity markets established new all-time highs in 2018, overall U.S. equity market valuations (e.g., price-to-earnings, price-to-book or price-to-sales) became increasingly unattractive, in our analysis. The equity market sell-off in the fourth quarter helped to return valuations to more reasonable levels. The sell-off and rise in volatility yielded an opportunity for us to seek out stocks with strong corporate fundamentals and valuations whose risk/reward profiles seemed to us to have become more favorable.

In 2019, policy events may have considerable influence, for better or worse, on economic growth, investor sentiment and financial market performance and volatility. Markets are likely to be particularly sensitive to developments in U.S.-China trade relations, monetary policy moves by the Fed and other major central banks, oil production decisions by OPEC (The Organization of the Petroleum Exporting Countries) and other oil producing countries, the outcome of Brexit, China’s response to its slowing economy and potential political discord in Washington, D.C.

Asset Allocation*

Based on Total Net Assets as of 12/31/18

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Europe’s equity market overall was trading at an attractively lower price-to-earnings multiple and higher dividend yield than the U.S. equity market at period-end. We also saw an increase in investor activism, which we viewed as encouraging. However, those favorable factors were offset in part by economic data, which showed increased slowing of economic activity across the region. From an investment standpoint, we are hopeful that 2019 will be a year of potential resolution and clarity. The biggest political event will likely be Brexit, as a resolution to the situation remained unclear as of period-end. The uncertainty around the terms and timing of a deal continued to undermine consumer and corporate confidence. From our perspective, we believe the European Union and the U.K. will ultimately reach an agreement that makes sense for both sides, and we believe the approval of such an agreement would likely have a significantly positive effect on investor, consumer and corporate sentiment in the U.K. We will also pay close attention to structural reform efforts in France and the political transition in Germany. In December, Chancellor Angela Merkel stepped down as leader of the Christian Democratic Union but stated her intention to remain in office for the remaining three years of her term as Chancellor.

In Asia, economic and financial market weakness in China has been brought on by multiple factors. The U.S.-China trade conflict has disrupted manufacturing activity and supply chains. As trade tensions escalated in 2018, manufacturers accelerated production to avoid upcoming tariffs. At year-end, supply chains were filled with inventory, while manufacturing activity was weak. Entering 2019, the near-term question is how long the inventory overhang will last, while the more significant question is to what extent the trade conflict will alter supply chains in the medium to long term. Amid the trade conflict, China has proven resolute in its attempt to dampen the reliance on leverage, which has weighed on economic activity as well. While the government has enacted some stimulus measures,

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such as tax cuts, they may be less impactful than prior stimulus through fiscal spending. Meanwhile, government social policies impacting personal freedoms have had a negative effect on consumer sentiment.

Investment Spotlight

In all market environments, we seek to invest prudently in securities that we believe represent good value. We do this by seeking securities that trade at a discount to our estimate of intrinsic value, taking into account the quality of the asset, the sustainability of returns, and the growth potential of the business. We also believe the potential to deliver the best risk-adjusted return over a full market cycle requires us to be focused on applying our cross-asset approach: owning equities and debt—in certain cases multiple securities across the capital structure of a company—across geographies and sectors with an emphasis on corporate actions as catalysts. Our health care sector positions are a good example of our investment process. They have been carefully selected over a number of years, and in 2018, many of our long-standing sector investments appreciated significantly. Collectively our sector exposure outperformed the health care sector within the MSCI World Index (USD).

Within the health care sector, our investment process has generally been focused on finding innovative companies that are market leaders and that invest substantial amounts of capital into research and development (R&D) as a means to sustain and grow market positions. In addition, many of our positions have been in diversified pharmaceutical companies that also have long-duration cash flows through their leading positions in animal health, vaccine, and over-the-counter medicine businesses. These businesses can offer downside protection in years when pharmaceutical R&D is less successful or in years when important products lose patent protection. These businesses are attractive and have been undervalued by the market. This undervaluation allowed us to build positions, and in 2018, some of this undervaluation was reversed.

Eli Lilly and Merck are quintessential examples of our investment process. They are leading innovation-driven pharmaceutical companies that invest substantial amounts of capital into R&D to develop transformative medicines. Both companies have introduced innovative new products in the past many years like Trulicity for diabetes and Keytruda for oncology that we believe will continue to offer substantial long-term revenue growth. The management teams at both

Top 10 Sectors/Industries

Based on Equity Securities as of 12/31/18

% of Total Net Assets
Insurance	9.4%
Oil, Gas & Consumable Fuels	6.1%
Tobacco	5.9%
Media	4.9%
Banks	3.5%
Communications Equipment	3.5%
Interactive Media & Services	3.4%
Diversified Telecommunication Services	3.2%
Wireless Telecommunication Services	3.2%
Semiconductors & Semiconductor Equipment	2.7%

companies take a long-term view and focus on enhancing their market positions through both internal and external innovation. Acquiring late stage innovation can be expensive, which is why Lilly and Merck take a prudent approach to generally focusing on early stage assets. Competition is typically less intense for early stage assets, and they can add value through their own development process and pass along that value to shareholders. Shareholder focus also comes through at both companies by their return of excess capital to shareholders through large dividends and share buybacks.

In our view, both companies also have strong, long-duration assets. Lilly and Merck are the fourth and third largest players in animal health, respectively. In September 2018, Lilly sold some shares of Elanco3, its animal health division, through an initial public offering to create additional shareholder value, while Merck started providing segment level profit disclosures so investors could better appreciate the contribution and value of their animal health business. Merck is also the second largest player in vaccines, a highly attractive business that is underappreciated, in our opinion.

Another common feature between Lilly and Merck is their strong balance sheets. Both companies also generate substantial amounts of free cash flows, with a significant proportion returned to shareholders in the form of dividends and share buybacks. In addition, the two companies are focused on managing their business more efficiently and improving their operating margins, which we believe will lead to additional earnings growth over the next several years.

3. Not a Fund holding.

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Mergers and Acquisitions

In health care and elsewhere, merger and acquisition (M&A) activity remained healthy in 2018. The market received some clarity regarding the regulatory environment when a federal judge ruled in favor of AT&T and Time Warner4, and against the U.S. Department of Justice, in its antitrust lawsuit. However, economic, financial market and geopolitical uncertainty that arose in the second half of the year caused the pace of activity to slow. In our view, it was notable that health care has become one of the busier sectors for M&A as it is relatively more insulated from economic uncertainty. The strength and path of M&A activity in 2019 will likely depend in large part on how the uncertainties carrying over from 2018 play out and how they affect equity markets. From our experience, ups and downs in equity market performance and levels of deal activity have tended to move in a similar direction.

Credit Markets

Finding mispriced risk in credit markets was challenging in 2018. Low interest rates kept credit widely available, default rates remained at historically low levels and we continued to witness a loosening in debt covenant terms, which include restrictions on financial activities by the borrower or parameters for specific financial metrics. Liberal interpretations of credit agreements and bond indentures in order to shift valuable assets beyond the reach of creditors were an ongoing challenge. In such an environment, we found more opportunities investing in short-term mispriced risk rather than long-term restructurings.

However, we are hopeful that more opportunities may emerge in 2019, especially if we are starting to enter latter stages of the business cycle. U.S. monetary policy is becoming less accommodative, economic growth appears to be downshifting into a slower pace, earnings growth is set to slow, and geopolitical uncertainty is on the rise. These dynamics have already contributed to a general rise in financial market volatility. At the same time, the amount of lower-rated investment-grade credit stands at a historically high level on an absolute basis and relative to corporate debt markets overall. We believe default rates and the pace of corporate downgrades could begin to pick up in 2019. As a result, 2019 could bring a rise in fallen-angel opportunities (bonds downgraded from investment-grade to junk status) and idiosyncratic opportunities in out-of-favor industries. We will continue to look for opportunities across the capital structures of companies with liquidity-enhancing events, such as asset sales, the ability to issue secured debt within existing agreements, and free cash flow that could buy time for a company to weather its financial storm.

Fund Performance

Turning to Fund performance, top positive contributors included U.K.-based pay-TV provider Sky4, U.S.-based pharmaceutical company Eli Lilly4 and France-based automaker Peugeot4.

In February 2018, shares of Sky jumped when U.S.-based cable company Comcast4 made a surprise bid for the company. The Comcast bid was considerably higher than a prior bid by Twenty-First Century Fox4, which already owned a substantial portion of Sky. In July 2018, Twenty-First Century Fox raised its bid for Sky, but Comcast promptly offered a higher counter-bid. The stock rose again in September 2018 when The Panel on Takeovers and Mergers in the U.K. announced that Comcast had won the mandatory auction for Sky, and Twenty-Century Fox subsequently agreed to sell its stake of Sky to Comcast. The acquisition of Sky was officially completed in October 2018. The Top 10 Sectors/Industries table on page 6 lists media and also other leading industries in which the Fund currently invests.

Shares of Eli Lilly were boosted in large part by a series of strong quarterly results during 2018. Attractive corporate fundamentals and fewer investor concerns regarding the direct impact on the pharmaceutical industry from the Trump administration’s efforts to lower prescription drug prices helped push the stock higher. We believe Eli Lilly continues to have a strong product growth story and room for further margin expansion, in addition to having solid research and development capabilities.

Shares of Peugeot rallied through the first three quarters of 2018. Positive global economic fundamentals and quarterly results which showed its restructuring of Opel Vauxhall (OV), acquired from General Motors in 2017, was going better than investors had been expecting, helped push the stock price higher. We believe the acquisition should enable Peugeot to increase its profit margins and cash flow through additional product development improvements, greater vehicle production efficiency and the utilization of better powertrains (engine, transmission, drive shaft and differential) in its Opel and

4. Not held at period-end.

See www.franklintempletondatasources.com for additional data provider information.

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Vauxhall vehicles. However, shares of Peugeot and other major automakers retreated in the last quarter of 2018 due to signs of slower global economic growth and passenger vehicle sales, as well as U.S.-China trade tensions.

During the period under review, Fund investments that detracted from performance included U.K.-based British American Tobacco, U.K.-based global mobile telecommunications company Vodafone Group and Canada-based exploration and production company Crescent Point Energy. British American Tobacco and Vodafone Group are listed among the Fund’s largest positions in the Top 10 Equity Holdings table on this page.

Shares of British American Tobacco faced downward pressure due to potential additional U.S. regulation and concerns regarding next generation products. In March 2018, the U.S. Food and Drug Administration (FDA) issued an Advance Notice of Proposed Rulemaking, which started the process of examining the possibility of regulating nicotine levels in combustible cigarettes. The process may not result in regulation, but if it does, many experts believe the review could take seven to 10 years. Meanwhile, JUUL, produced by JUUL Labs3, has emerged as a popular e-cigarette for young U.S. consumers. It is unclear to what degree JUUL is cannibalizing the combustible market, but it has hurt investor sentiment toward the industry. In November, shares of British American Tobacco and industry peers dropped, as the FDA revisited the possibility of banning menthol as a flavor in cigarettes, which would take years with many steps to complete, and in our opinion, an FDA proposal would face litigation from the industry. Industry experts have suggested that it might not survive legal challenges.

In May 2018, Vodafone Group provided an outlook for its fiscal year ending March 2019 that fell short of market expectations, with much of the growth forecast to come in the latter part of the year. The stock came under further downward pressure from weaker-than-expected revenue growth due in part to price cuts in Spain and a new mobile competitor in Italy. Management stated that conditions in those two markets were likely to experience further short-term deterioration, leading to uncertainty regarding Vodafone’s ability to meet its earnings growth guidance for the fiscal year. However, we balanced the negative near-term events against the positive announcements of a merger of Vodafone’s operations in India with Idea Cellular3, which closed at the end of August 2018, and the August announcement of a merger and deconsolidation of its Australian subsidiary. In addition, we believed the newly appointed chief executive officer’s statements regarding the likely initial public offering of Vodafone’s New Zealand

Top 10 Equity Holdings

12/31/18

Company Sector/Industry, Country	% of Total Net Assets
Sorenson Communications LLC Communications Equipment, U.S.	3.5%
British American Tobacco PLC Tobacco, U.K.	3.5%
Baidu Inc. Interactive Media & Services, China	3.4%
Vodafone Group PLC Wireless Telecommunication Services, U.K.	2.9%
The Hartford Financial Services Group Inc. Insurance, U.S.	2.8%
AT&T Inc. Diversified Telecommunication Services, U.S.	2.5%
JXTG Holdings Inc. Oil, Gas & Consumable Fuels, Japan	2.5%
Everest Re Group Ltd. Insurance, U.S.	2.1%
Imperial Brands PLC Tobacco, U.K.	2.1%
Vistra Energy Corp. Independent Power & Renewable Electricity Producers, U.S.	2.0%

business and the announcement of a three-year net cost cutting plan and multi-brand strategy to improve competitiveness across all market segments as positive for 2019.

Crescent Point Energy has significant exposure to oil production and its shares generally followed lower oil prices during the latter stages of 2018 despite some positive changes at the company. The company hired a new chief executive officer and had some changes to the executive team and the board of directors. The new management team launched a strategic plan targeting cost reduction, asset sales, a stronger balance sheet and better capital allocation, which we believe are the right things to focus on. So far, Crescent Point’s new management team delivered solid third-quarter results with good progress on its cost reduction program, which we believe will help build credibility. If management continues to follow through on its strategic plan, we believe the stock’s deep valuation discount versus peers may narrow.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive overall impact on the Fund’s performance because of the appreciation of the U.S. dollar versus the hedged currencies.

As fellow shareholders, we found recent absolute performance disappointing. With that said, we take a long term investment

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FRANKLIN MUTUAL QUEST FUND

What is a currency forward?

A currency forward is a direct agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

approach and treat periods of heightened volatility, such as the second half of 2018, as an invitation to upgrade the portfolio and/or deploy capital into more compelling opportunities as they are revealed in periods of uncertainty. Further, we remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders.

Thank you for your participation in Franklin Mutual Quest Fund. We look forward to continuing to serve your investment needs.

Shawn M. Tumulty Co-Portfolio Manager

Keith Luh, CFA Co-Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

franklintempleton.com	Annual Report	9

FRANKLIN MUTUAL QUEST FUND

Performance Summary as of December 31, 2018

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 12/31/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

Z
1-Year	-7.14%[4]	-7.14%[4]
5-Year	+13.13%	+2.50%
10-Year	+109.22%	+7.66%

A3
1-Year	-7.36%[4]	-12.45%
5-Year	+11.62%	+1.07%
10-Year	+103.37%	+6.75%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 12 for Performance Summary footnotes.

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FRANKLIN MUTUAL QUEST FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 12 for Performance Summary footnotes.

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FRANKLIN MUTUAL QUEST FUND

PERFORMANCE SUMMARY

Distributions (1/1/18–12/31/18)

Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total

Z	$0.5806	$0.2336	$0.9681	$1.7823

A	$0.5441	$0.2336	$0.9681	$1.7458

C	$0.3061	$0.2336	$0.9681	$1.5078

R	$0.5203	$0.2336	$0.9681	$1.7220

R6	$0.5902	$0.2336	$0.9681	$1.7919

Total Annual Operating Expenses6

Share Class

Z	0.79%

A	1.04%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. Smaller-company stocks have exhibited greater price volatility than larger-company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower-rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 5.50%.

4. Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at 12/31/17 for financial reporting purposes, and as a result, the total returns based on those net asset values differ from the adjusted total returns reported in the Financial Highlights.

5. Source: Morningstar. The MSCI World Index (USD) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. corporate market of non-investment grade, fixed-rate corporate bonds, defined as the middle or lower ratings of Moody’s, Fitch and Standard & Poor’s (Ba1/BB+/BB+).

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MUTUAL QUEST FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18–12/31/18[1,2]	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18–12/31/18[1,2]	Net Annualized Expense Ratio[2]
Z	$1,000	$901.30	$3.64	$1,021.37	$3.87	0.76%
A	$1,000	$900.50	$4.84	$1,020.11	$5.14	1.01%
C	$1,000	$897.20	$8.42	$1,016.33	$8.94	1.76%
R	$1,000	$899.40	$6.03	$1,018.85	$6.41	1.26%
R6	$1,000	$901.90	$3.45	$1,021.58	$3.67	0.72%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN MUTUAL QUEST FUND

Financial Highlights

	Year Ended December 31,
	2018	2017	2016		2015	2014

Class Z

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.83	$15.52	$14.47		$16.21	$18.18
Income from investment operations[a]:
Net investment income[b]	0.48	0.58	0.87	[c]	0.54	0.78 [d]
Net realized and unrealized gains (losses)	(1.58)	0.49	1.47		(1.45)	(0.16)
Total from investment operations	(1.10)	1.07	2.34		(0.91)	0.62
Less distributions from:
Net investment income	(0.58)	(0.63)	(1.01)		(0.68)	(0.85)
Net realized gains	(1.20)	(0.13)	(0.28)		(0.15)	(1.74)
Total distributions	(1.78)	(0.76)	(1.29)		(0.83)	(2.59)
Net asset value, end of year	$12.95	$15.83	$15.52		$14.47	$16.21

Total return	(6.85)%	6.92%	16.26%		(5.55)%	3.44%

Ratios to average net assets
Expenses[e,f]	0.78%	0.79%	0.79%	[g]	0.82% [g]	0.81%
Expenses incurred in connection with securities sold short	—% [h]	—%	0.01%		0.03%	0.04%
Net investment income	2.96%	3.65%	5.74%	[c]	3.35%	4.18% [d]

Supplemental data
Net assets, end of year (000’s)	$3,054,792	$3,667,351	$3,683,095		$3,577,696	$4,116,651
Portfolio turnover rate	115.52%	32.90%	44.04%		30.51%	65.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 5.42%.

dNet investment income per share includes approximately $0.27 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.73%.

eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hRounds to less than 0.01%.

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FRANKLIN MUTUAL QUEST FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2018	2017	2016		2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.60	$15.32	$14.29		$16.02	$18.00
Income from investment operations[a]:
Net investment income[b]	0.43	0.53	0.83	[c]	0.49	0.71 [d]
Net realized and unrealized gains (losses)	(1.54)	0.46	1.45		(1.43)	(0.15)
Total from investment operations	(1.11)	0.99	2.28		(0.94)	0.56
Less distributions from:
Net investment income	(0.54)	(0.58)	(0.97)		(0.64)	(0.80)
Net realized gains	(1.20)	(0.13)	(0.28)		(0.15)	(1.74)
Total distributions	(1.74)	(0.71)	(1.25)		(0.79)	(2.54)
Net asset value, end of year	$12.75	$15.60	$15.32		$14.29	$16.02

Total return[e]	(7.00)%	6.54%	16.04%		(5.85)%	3.11%

Ratios to average net assets
Expenses[f,g]	1.03%	1.04%	1.04%	[h]	1.10% [h]	1.11%
Expenses incurred in connection with securities sold short	—% [i]	—%	0.01%		0.03%	0.04%
Net investment income	2.71%	3.40%	5.49%	[c]	3.07%	3.88% [d]

Supplemental data
Net assets, end of year (000’s)	$1,067,382	$1,153,870	$1,216,085		$1,203,508	$1,394,138
Portfolio turnover rate	115.52%	32.90%	44.04%		30.51%	65.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 5.17%.

dNet investment income per share includes approximately $0.27 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.43%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

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FRANKLIN MUTUAL QUEST FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2018	2017	2016		2015	2014

Class C

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.35	$15.06	$14.08		$15.78	$17.76
Income from investment operations[a]:
Net investment income[b]	0.29	0.41	0.70	[c]	0.36	0.57 [d]
Net realized and unrealized gains (losses)	(1.49)	0.47	1.41		(1.39)	(0.14)
Total from investment operations	(1.20)	0.88	2.11		(1.03)	0.43
Less distributions from:
Net investment income	(0.31)	(0.46)	(0.85)		(0.52)	(0.67)
Net realized gains	(1.20)	(0.13)	(0.28)		(0.15)	(1.74)
Total distributions	(1.51)	(0.59)	(1.13)		(0.67)	(2.41)
Net asset value, end of year	$12.64	$15.35	$15.06		$14.08	$15.78

Total return[e]	(7.77)%	5.89%	15.10%		(6.49)%	2.42%

Ratios to average net assets
Expenses[f,g]	1.78%	1.79%	1.79%	[h]	1.82% [h]	1.81%
Expenses incurred in connection with securities sold short	—% [i]	—%	0.01%		0.03%	0.04%
Net investment income	1.96%	2.65%	4.74%	[c]	2.35%	3.18% [d]

Supplemental data
Net assets, end of year (000’s)	$141,619	$309,160	$343,624		$337,974	$397,963
Portfolio turnover rate	115.52%	32.90%	44.04%		30.51%	65.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 4.42%.

dNet investment income per share includes approximately $0.27 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.73%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

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FRANKLIN MUTUAL QUEST FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2018	2017	2016		2015	2014

Class R

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.40	$15.14	$14.14		$15.87	$17.84
Income from investment operations[a]:
Net investment income[b]	0.39	0.50	0.78	[c]	0.44	0.65 [d]
Net realized and unrealized gains (losses)	(1.53)	0.46	1.43		(1.40)	(0.13)
Total from investment operations	(1.14)	0.96	2.21		(0.96)	0.52
Less distributions from:
Net investment income	(0.52)	(0.57)	(0.93)		(0.62)	(0.75)
Net realized gains	(1.20)	(0.13)	(0.28)		(0.15)	(1.74)
Total distributions	(1.72)	(0.70)	(1.21)		(0.77)	(2.49)
Net asset value, end of year	$12.54	$15.40	$15.14		$14.14	$15.87

Total return	(7.31)%	6.38%	15.69%		(6.03)%	2.94%

Ratios to average net assets
Expenses[e,f]	1.28%	1.29%	1.29%	[g]	1.32% [g]	1.31%
Expenses incurred in connection with securities sold short	—% [h]	—%	0.01%		0.03%	0.04%
Net investment income	2.46%	3.15%	5.24%	[c]	2.85%	3.68% [d]

Supplemental data
Net assets, end of year (000’s)	$2,929	$1,774	$880		$898	$675
Portfolio turnover rate	115.52%	32.90%	44.04%		30.51%	65.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 4.92%.

dNet investment income per share includes approximately $0.27 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.23%.

eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hRounds to less than 0.01%.

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FRANKLIN MUTUAL QUEST FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2018	2017	2016		2015	2014

Class R6

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.81	$15.51	$14.45		$16.19	$18.19
Income from investment operations[a]:
Net investment income[b]	0.49	0.64	0.88	[c]	0.55	0.51 [d]
Net realized and unrealized gains (losses)	(1.57)	0.43	1.48		(1.44)	0.10
Total from investment operations	(1.08)	1.07	2.36		(0.89)	0.61
Less distributions from:
Net investment income	(0.59)	(0.64)	(1.02)		(0.70)	(0.87)
Net realized gains	(1.20)	(0.13)	(0.28)		(0.15)	(1.74)
Total distributions	(1.79)	(0.77)	(1.30)		(0.85)	(2.61)
Net asset value, end of year	$12.94	$15.81	$15.51		$14.45	$16.19

Total return	(6.73)%	6.94%	16.44%		(5.54)%	3.53%

Ratios to average net assets
Expenses before waiver and payments by affiliates[e]	0.74%	0.72%	0.71%		0.74%	0.74%
Expenses net of waiver and payments by affiliates[e,f]	0.72%	0.72%	0.71%	[g]	0.74% [g]	0.74%
Expenses incurred in connection with securities sold short	—% [h]	—%	0.01%		0.03%	0.04%
Net investment income	3.02%	3.72%	5.82%	[c]	3.43%	4.25% [d]

Supplemental data
Net assets, end of year (000’s)	$116,012	$123,863	$52,277		$41,408	$44,340
Portfolio turnover rate	115.52%	32.90%	44.04%		30.51%	65.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 5.50%.

dNet investment income per share includes approximately $0.27 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.80%.

eIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hRounds to less than 0.01%.

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FRANKLIN MUTUAL QUEST FUND

Statement of Investments, December 31, 2018

		Country	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests 59.9%
	Aerospace & Defense 0.5%
	BAE Systems PLC	United Kingdom	3,623,080	$21,216,567

	Auto Components 0.3%
	Cie Generale des Etablissements Michelin SCA	France	129,718	12,886,297
a,b,c	International Automotive Components Group Brazil LLC	Brazil	2,548,299	107,989
a,b,c	International Automotive Components Group North America LLC	United States	19,924,658	2,375,020

				15,369,306

	Banks 3.5%
	AIB Group PLC	Ireland	7,170,891	30,145,304
	Barclays PLC	United Kingdom	12,877,511	24,718,464
	BNP Paribas SA	France	784,792	35,496,498
	Citigroup Inc.	United States	277,600	14,451,856
	Citizens Financial Group Inc.	United States	580,400	17,255,292
	Guaranty Bancorp	United States	347,127	7,202,885
	Societe Generale SA	France	822,896	26,230,760

				155,501,059

	Chemicals 0.8%
d	Advanced Emissions Solutions Inc.	United States	1,724,209	18,190,405
	BASF SE	Germany	215,133	14,985,442
a,b,e	Dow Corning Corp., Contingent Distribution	United States	12,089,194	—

				33,175,847

	Communications Equipment 3.5%
a,b,c	Sorenson Communications LLC, Membership Interests	United States	224,279	155,100,344

	Consumer Finance 0.4%
	Capital One Financial Corp.	United States	244,314	18,467,695

	Diversified Consumer Services 0.1%
a,b	Affinion Group Inc., wts., 11/10/22	United States	549,716	3,664,436

	Diversified Financial Services 1.4%
	Voya Financial Inc.	United States	1,492,186	59,896,346

	Diversified Telecommunication Services 3.2%
	AT&T Inc.	United States	3,873,537	110,550,746
	Koninklijke KPN NV	Netherlands	10,927,438	32,052,884

				142,603,630

	Equity Real Estate Investment Trusts (REITs) 0.3%
	Mid-America Apartment Communities Inc.	United States	43,765	4,188,310
	Vornado Realty Trust	United States	181,193	11,239,402

				15,427,712

	Food & Staples Retailing 0.3%
a	Rite Aid Corp.	United States	17,137,837	12,138,730

	Food Products 0.8%
	Bunge Ltd.	United States	699,700	37,391,968

	Health Care Equipment & Supplies 0.4%
	Medtronic PLC	United States	214,243	19,487,543

	Household Durables 0.3%
	Lennar Corp., A	United States	313,000	12,253,950
	Pandora AS	Denmark	14,596	595,898

				12,849,848

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FRANKLIN MUTUAL QUEST FUND

STATEMENT OF INVESTMENTS

		Country	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Independent Power & Renewable Electricity Producers 2.0%
a	Vistra Energy Corp.	United States	3,858,672	$88,325,002

	Insurance 9.4%
	ASR Nederland NV	Netherlands	857,335	33,969,124
a	Brighthouse Financial Inc.	United States	2,024,648	61,711,271
	China Pacific Insurance Group Co. Ltd., H	China	7,005,000	22,677,575
	Chubb Ltd.	United States	249,500	32,230,410
	Everest Re Group Ltd.	United States	424,666	92,475,268
	The Hartford Financial Services Group Inc.	United States	2,773,390	123,277,185
	Lancashire Holdings Ltd.	United Kingdom	3,354,996	25,884,674
	RSA Insurance Group PLC	United Kingdom	2,846,951	18,646,629

				410,872,136

	Interactive Media & Services 3.4%
a	Baidu Inc., ADR	China	936,393	148,511,930

	Machinery 1.6%
a	Navistar International Corp.	United States	2,159,525	56,039,674
	Terex Corp.	United States	495,518	13,661,431

				69,701,105

	Media 4.9%
a	Charter Communications Inc., A	United States	283,789	80,871,351
a	Cumulus Media Inc., A	United States	51,173	552,668
a	Cumulus Media Inc., B	United States	76,298	724,831
a	Cumulus Media Inc., wts., 6/04/38	United States	57,778	548,891
a	Discovery Inc., C	United States	1,129,269	26,063,529
a,d	Lee Enterprises Inc./IA	United States	4,824,268	10,179,206
a,b,c,d	Lee Enterprises Inc., wts., 12/31/22	United States	1,110,000	217,582
a	Liberty Global PLC, C	United Kingdom	2,786,789	57,519,325
d	New Media Investment Group Inc.	United States	3,205,203	37,084,199

				213,761,582

	Metals & Mining 0.2%
	Warrior Met Coal Inc.	United States	296,595	7,150,906

	Oil, Gas & Consumable Fuels 6.1%
	Canadian Natural Resources Ltd.	Canada	731,900	17,662,761
	Crescent Point Energy Corp.	Canada	14,542,753	44,109,306
	JXTG Holdings Inc.	Japan	20,923,737	110,097,802
	Kinder Morgan Inc.	United States	5,436,070	83,606,757
	The Williams Cos. Inc.	United States	492,600	10,861,830

				266,338,456

	Pharmaceuticals 2.5%
	Novartis AG, ADR	Switzerland	273,206	23,443,807
	Perrigo Co. PLC	United States	1,384,442	53,647,128
a	Teva Pharmaceutical Industries Ltd., ADR	Israel	1,978,724	30,511,924

				107,602,859

	Semiconductors & Semiconductor Equipment 2.7%
	BE Semiconductor Industries NV.	Netherlands	720,592	15,256,440
a	Micron Technology Inc.	United States	2,480,500	78,706,265
a	Renesas Electronics Corp.	Japan	5,599,714	25,546,140

				119,508,845

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FRANKLIN MUTUAL QUEST FUND

STATEMENT OF INVESTMENTS

		Country	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Software 1.1%
a	Avaya Holdings Corp., wts., 12/15/22	United States	338,090	$693,084
a	Check Point Software Technologies Ltd.	Israel	453,038	46,504,351

				47,197,435

	Specialty Retail 0.7%
	Dufry AG	Switzerland	333,758	31,807,295

	Technology Hardware, Storage & Peripherals 0.4%
	Western Digital Corp.	United States	452,800	16,740,016

	Tobacco 5.9%
	Altria Group Inc.	United States	219,100	10,821,349
	British American Tobacco PLC	United Kingdom	4,861,205	154,981,286
	Imperial Brands PLC	United Kingdom	3,048,037	92,394,204

				258,196,839

	Wireless Telecommunication Services 3.2%
a	T-Mobile U.S. Inc.	United States	221,200	14,070,532
	Vodafone Group PLC	United Kingdom	64,388,168	125,547,731

				139,618,263

	Total Common Stocks and Other Equity Interests (Cost $3,043,084,138)			2,627,623,700

	Management Investment Companies (Cost $18,167,507) 0.4%
	Diversified Financial Services 0.4%
a	Altaba Inc.	United States	302,900	17,550,026

	Convertible Preferred Stocks 0.7%
	Multi-Utilities 0.7%
	Sempra Energy, 6.00%, cvt. pfd., A	United States	250,200	23,796,522
	Sempra Energy, 6.75%, cvt. pfd., B	United States	51,100	4,928,084

	Total Convertible Preferred Stocks (Cost $30,306,178)			28,724,606

	Preferred Stocks 2.1%
	Auto Components 0.8%
f	Schaeffler AG, 7.398%, pfd.	Germany	3,994,296	34,026,984

	Automobiles 0.5%
f	Volkswagen AG, 2.845%, pfd.	Germany	145,960	23,275,143

	Technology Hardware, Storage & Peripherals 0.8%
f	Samsung Electronics Co. Ltd., 4.46%, pfd.	South Korea	1,162,517	33,141,405

	Total Preferred Stocks (Cost $85,220,853)			90,443,532

			Principal Amount*

	Corporate Bonds, Notes and Senior Floating Rate Interests 22.1%
g,h	Affinion Group Inc., Term Loans, 10.39%, (3-month USD LIBOR + 7.75%), 5/10/22	United States	$21,470,505	21,161,866
i	Banff Merger Sub Inc., senior note, 144A, 9.75%, 9/01/26	United States	50,000,000	45,875,000
i	CCO Holdings LLC/CCO Holdings Capital Corp.,
	senior bond, 144A, 5.75%, 2/15/26	United States	2,000,000	1,965,000
	senior bond, 144A, 5.50%, 5/01/26	United States	27,978,000	26,963,798

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FRANKLIN MUTUAL QUEST FUND

STATEMENT OF INVESTMENTS

		Country	Principal Amount*	Value
	Corporate Bonds, Notes and Senior Floating Rate Interests (continued)
g,h	Community Health Systems Inc., 2021 Term H Loans, 5.957%, (3-month USD LIBOR + 3.25%), 1/15/21	United States	$75,345,127	$72,387,831
g,h	Cumulus Media New Holdings Inc., Term Loan, 7.03%, (1-month USD LIBOR + 4.50%), 5/13/22	United States	14,347,039	13,614,738
	Envision Healthcare Corp.,
	[i] senior note, 144A, 8.75%, 10/15/26	United States	140,000,000	121,450,000
	[g,h,j] Term Loan B, 6.272%, (1-month USD LIBOR + 3.75%), 10/11/25	United States	21,000,000	19,664,169
	Frontier Communications Corp.,
	senior note, 10.50%, 9/15/22	United States	77,063,000	53,944,100
	senior note, 11.00%, 9/15/25	United States	41,812,000	26,234,939
g,h,j	JC Penney Corp. Inc., Term B Loan, 6.772%, (1-month USD LIBOR + 4.25%), 6/23/23	United States	22,926,000	19,681,971
d	Lee Enterprises Inc.,
	[h] Second Lien Term Loan, 12.00%, 12/15/22	United States	46,754,653	47,222,199
	[i] senior secured note, first lien, 144A, 9.50%, 3/15/22	United States	97,050,000	99,476,250
	McDermott Technology Americas Inc.,
	[i] senior note, 144A, 10.625%, 5/01/24	United States	10,000,000	8,475,000
	[g,h] Term Loan, 7.522%, (1-month USD LIBOR + 5.00%), 5/09/25	United States	9,974,874	9,338,976
i	Navistar International Corp., senior note, 144A, 6.625%, 11/01/25	United States	39,270,000	38,091,900
	Perrigo Finance Unlimited Co., senior note, 4.375%, 3/15/26	United States	20,000,000	18,186,612
i	Rite Aid Corp., senior note, 144A, 6.125%, 4/01/23	United States	37,132,000	29,473,525
	Sorenson Communications LLC,
	[g,h] Initial Term Loan, 8.56%, (3-month USD LIBOR + 5.75%), 4/30/20	United States	139,170,854	138,475,000
	[i,k] secured note, second lien, 144A, PIK, 9.00%, 10/31/20	United States	96,671,937	94,738,498
i,k	Sorenson Holdings LLC/Finance Corp., senior note, 144A, PIK, 13.85%, 10/31/21	United States	20,117,561	20,620,500
g,h	Veritas US Inc.,
	Term Loan B1, 7.022%, (1-month USD LIBOR + 4.50%), 1/27/23	United States	17,442,455	15,007,785
	Term Loan B1, 7.303%, (3-month USD LIBOR + 4.50%), 1/27/23	United States	5,718,328	4,920,147
i	Veritas US Inc./Veritas Bermuda Ltd.,
	senior note, 144A, 7.50%, 2/01/23	United States	3,682,000	3,019,240
	senior note, 144A, 10.50%, 2/01/24	United States	30,222,000	20,022,075

	Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $1,034,613,635)			970,011,119

	Corporate Notes and Senior Floating Rate Interests in Reorganization 3.0%
b,c,l	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	9,272	—
l	iHeartCommunications Inc.,
	senior secured note, first lien, 9.00%, 12/15/19	United States	72,867,000	49,185,225
	[g,h] Tranche D Term Loan, 8.443%, (3-month USD LIBOR + 6.75%), 1/30/19	United States	46,662,631	31,562,137
	[g,h] Tranche E Term Loan, 9.193%, (3-month USD LIBOR + 7.50%), 7/30/19	United States	14,995,598	10,138,074
b,c,l	Sunshine Oilsands Ltd., secured note, 144A, 10.00%, 8/01/17	Canada	17,873,000	3,563,602
g,h,l	Toys R US-Delaware Inc., Term B-4 Loan, 10.067%, (3-month USD LIBOR + 8.75%), 4/24/20	United States	71,037,808	35,163,715

	Total Corporate Notes and Senior Floating Rate Interests in Reorganization (Cost $209,601,549)			129,612,753

22	Annual Report	franklintempleton.com

FRANKLIN MUTUAL QUEST FUND

STATEMENT OF INVESTMENTS

		Country	Shares	Value
	Companies in Liquidation 0.0%†
[a,b,e]	Avaya Holdings Corp., Contingent Distribution	United States	82,902,380	$—
[a,b,e]	Avaya Inc., Contingent Distribution	United States	60,987,608	—
[a,b,e]	NewPage Corp., Litigation Trust, Contingent Distribution	United States	723,000	—
[a,e]	Nortel Networks Corp., Contingent Distribution	Canada	31,192,000	857,780
[a,e]	Nortel Networks Ltd., Contingent Distribution	Canada	20,912,000	54,894
[a,b,e]	Tribune Media, Litigation Trust, Contingent Distribution	United States	1,514,115	—
[a,e]	Vistra Energy Corp., Litigation Trust, Contingent Distribution	United States	104,175,133	93,758

	Total Companies in Liquidation (Cost $10,258,499)			1,006,432

		Number of Contracts	Notional Amount#
	Options Purchased 0.0%†
	Calls - Exchange-Traded
	Baidu Inc., ADR, January Srike Price $195, Expires 1/18/19	100	10,000	1,600
	Micron Technology Inc., January Srike Price $50, Expires 1/18/19	4,500	450,000	4,500

	Total Options Purchased (Cost $919,623)			6,100

	Total Investments before Short Term Investments (Cost $4,432,171,982)			3,864,978,268

		Country	Principal Amount*
	Short Term Investments 11.5%

	U.S. Government and Agency Securities 11.5%
[m]	FHLB, 1/02/19	United States	$16,700,000	16,700,000
[m]	U.S. Treasury Bill,
	1/02/19	United States	50,000,000	50,000,000
	1/08/19	United States	50,000,000	49,981,045
	1/24/19	United States	50,000,000	49,929,342
	2/14/19	United States	50,000,000	49,854,861
	1/03/19 - 4/25/19	United States	150,500,000	150,021,908
	5/09/19	United States	50,000,000	49,561,181
	[n] 5/16/19	United States	50,000,000	49,538,454
	[n] 5/30/19 - 6/13/19	United States	40,000,000	39,565,615

	Total U.S. Government and Agency Securities (Cost $505,126,276)			505,152,406

	Total Investments (Cost $4,937,298,258) 99.7%			4,370,130,674
	Options Written (0.2)%			(9,682,165)
	Securities Sold Short (0.1)%			(5,471,761)
	Other Assets, less Liabilities 0.6%			27,756,898

	Net Assets 100.0%			$4,382,733,646

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FRANKLIN MUTUAL QUEST FUND

STATEMENT OF INVESTMENTS

		Number of Contracts	Notional Amount#	Value
o	Options Written (0.2)%
	Puts - Exchange-Traded
	Micron Technology Inc., January Strike Price $40, Expires 1/18/19	10,070	1,007,000	$(8,478,940)
	Perrigo Co. PLC, January Strike Price $75, Expires 1/18/19	5	500	(18,225)
	PG&E Corp., January Strike Price $25, Expires 1/18/19	5,000	500,000	(1,185,000)

	Total Options Written (Premiums Received $3,634,397)			$(9,682,165)

		Country	Shares
[p]	Securities Sold Short (0.1)%
	Common Stocks (0.1)%
	Equity Real Estate Investment Trusts (REITs) (0.1)%
	Seritage Growth Properties, A	United States	126,850	(4,101,061)

	Internet & Direct Marketing Retail (0.0)%†
	Alibaba Group Holding Ltd., ADR	China	10,000	(1,370,700)

	Total Securities Sold Short (Proceeds $6,812,019)			$(5,471,761)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

#Notional amount is the number of units specified in the contract, and can include currency units, bushels, shares, pounds barrels or other units. Currency units are stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 14 regarding fair value measurements.

cSee Note 10 regarding restricted securities.

dSee Note 12 regarding holdings of 5% voting securities.

eContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

fVariable rate security. The rate shown represents the yield at period end.

gThe coupon rate shown represents the rate at period end.

hSee Note 1(f) regarding senior floating rate interests.

iSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2018, the aggregate value of these securities was $510,170,786, representing 11.6% of net assets.

jA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

kIncome may be received in additional securities and/or cash.

lSee Note 8 regarding credit risk and defaulted securities.

mThe security was issued on a discount basis with no stated coupon rate.

nA portion or all of the security has been segregated as collateral for securities sold short and open written options contracts. At December 31, 2018, the aggregate value of these securities pledged amounted to $26,086,439, representing 0.6% of net assets.

oSee Note 1(d) regarding written options.

pSee Note 1(e) regarding securities sold short.

24	Annual Report	franklintempleton.com

FRANKLIN MUTUAL QUEST FUND

STATEMENT OF INVESTMENTS

At December 31, 2018, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Currency Contracts
EUR/USD	Short	781	$112,488,406	3/18/19	$ 16,770
GBP/USD	Short	815	65,149,063	3/18/19	134,639
Total Futures Contracts					$151,409

*As of period end.

At December 31, 2018, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Euro	BOFA	Sell	1,682,979	$1,995,273	1/14/19	$64,519	$—
Euro	BONY	Buy	4,841,000	5,491,267	1/14/19	62,442	—
Euro	HSBK	Buy	3,795,592	4,359,668	1/14/19	—	(5,275)
Euro	HSBK	Buy	7,742,730	8,828,725	1/14/19	53,917	—
Euro	SSBT	Buy	9,264,439	10,684,173	1/14/19	—	(55,789)
Euro	SSBT	Buy	18,679,990	21,159,048	1/14/19	271,076	—
Euro	UBSW	Sell	42,640,772	49,600,057	1/14/19	681,555	—
British Pound	BOFA	Buy	2,644,232	3,350,908	1/16/19	23,989	—
British Pound	BOFA	Sell	520,961	683,386	1/16/19	18,471	—
British Pound	BONY	Buy	2,860,216	3,633,476	1/16/19	17,087	—
British Pound	HSBK	Buy	1,163,880	1,472,374	1/16/19	13,113	—
British Pound	HSBK	Buy	13,604,870	17,438,980	1/16/19	—	(74,761)
British Pound	HSBK	Sell	849,319	1,103,446	1/16/19	19,440	—
British Pound	SSBT	Buy	958,132	1,214,499	1/16/19	8,387	—
British Pound	SSBT	Buy	2,950,000	3,780,056	1/16/19	—	(14,901)
British Pound	SSBT	Sell	17,631,738	23,325,575	1/16/19	821,768	—
British Pound	UBSW	Buy	787,942	998,526	1/16/19	7,143	—
British Pound	UBSW	Sell	5,967,254	7,721,693	1/16/19	105,545	—
British Pound	BOFA	Sell	46,877,604	61,670,952	2/14/19	1,755,544	—
British Pound	BONY	Sell	8,915,740	11,819,215	2/14/19	423,790	—
British Pound	HSBK	Buy	3,052,513	3,863,108	2/14/19	38,384	—
British Pound	HSBK	Sell	6,174,141	7,989,530	2/14/19	98,208	—
British Pound	UBSW	Buy	2,054,105	2,599,645	2/14/19	25,757	—
British Pound	UBSW	Sell	34,486,900	44,457,800	2/14/19	379,252	—
South Korean Won	BONY	Sell	1,620,788,150	1,464,788	2/15/19	7,287	—
South Korean Won	HSBK	Buy	9,289,718,847	8,278,958	2/15/19	74,864	—
South Korean Won	HSBK	Sell	15,238,928,156	13,729,649	2/15/19	25,975	—
South Korean Won	UBSW	Buy	8,979,090,853	8,005,382	2/15/19	69,107	—
South Korean Won	UBSW	Sell	4,492,182,529	4,042,454	2/15/19	2,839	—
South Korean Won	UBSW	Sell	7,537,483,500	6,694,451	2/15/19	—	(83,665)
Euro	BOFA	Buy	14,392,022	16,483,179	2/20/19	78,299	—
Euro	BOFA	Sell	11,922,857	14,043,347	2/20/19	323,238	—

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FRANKLIN MUTUAL QUEST FUND

STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Euro	BONY	Buy	1,080,000	$1,231,502	2/20/19	$11,297	$—
Euro	BONY	Sell	39,938,511	46,219,802	2/20/19	260,954	—
Euro	HSBK	Buy	2,761,643	3,157,813	2/20/19	20,122	—
Euro	HSBK	Sell	7,171,641	8,442,384	2/20/19	189,689	—
Euro	SSBT	Buy	26,483,873	30,276,418	2/20/19	199,636	—
Euro	SSBT	Sell	43,673,972	50,687,371	2/20/19	429,980	—
Euro	UBSW	Buy	11,837,735	13,488,785	2/20/19	133,370	—
Euro	UBSW	Sell	30,621,670	36,077,114	2/20/19	839,529	—
British Pound	BOFA	Sell	20,537,861	26,994,143	4/24/19	657,787	—
British Pound	BONY	Sell	8,444,536	11,048,478	4/24/19	219,780	—
British Pound	SSBT	Sell	7,902,049	10,367,561	4/24/19	234,511	—
British Pound	UBSW	Sell	64,124,829	83,971,526	4/24/19	1,742,208	—
Euro	BONY	Sell	4,328,745	4,975,884	5/07/19	—	(38,442)
South Korean Won	BONY	Sell	2,059,403,700	1,857,494	5/17/19	—	(1,458)
South Korean Won	HSBK	Sell	13,624,861,962	12,272,439	5/17/19	—	(26,248)
South Korean Won	UBSW	Sell	10,198,195,503	9,121,821	5/17/19	—	(83,735)
Euro	HSBK	Sell	7,000,000	8,085,560	5/21/19	—	(32,976)
Euro	UBSW	Sell	10,774,803	12,426,322	5/21/19	—	(70,196)
British Pound	BOFA	Sell	3,100,000	3,951,446	5/28/19	—	(30,155)
British Pound	BOFA	Sell	39,485,330	51,130,739	5/28/19	416,277	—
British Pound	UBSW	Sell	3,255,729	4,146,468	5/28/19	—	(35,148)
Total Forward Exchange Contracts						$10,826,136	$(552,749)
Net unrealized appreciation (depreciation)						$10,273,387

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 11 regarding other derivative information.

See Abbreviations on page 46.

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Financial Statements

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$4,712,531,107
Cost - Non-controlled affiliates (Note 12)	224,767,151
Value - Unaffiliated issuers	$4,157,760,833
Value - Non-controlled affiliates (Note 12)	212,369,841
Cash	936,579
Foreign currency, at value (cost $4,648,014)	4,647,932
Receivables:
Investment securities sold	12,329,160
Capital shares sold	19,409,584
Dividends and interest	27,049,251
European Union tax reclaims	678,204
Deposits with brokers for:
Securities sold short	5,598,869
Futures contracts	3,805,100
Unrealized appreciation on OTC forward exchange contracts	10,826,136
Other assets	602
Total assets	4,455,412,091
Liabilities:
Payables:
Investment securities purchased	31,582,350
Capital shares redeemed	20,510,648
Management fees	2,593,424
Distribution fees	749,443
Transfer agent fees	555,671
Trustees’ fees and expenses	325,839
Variation margin on futures contracts	323,025
Options written, at value (premiums received $3,634,397)	9,682,165
Securities sold short, at value (proceeds $6,812,019)	5,471,761
Unrealized depreciation on OTC forward exchange contracts	552,749
Accrued expenses and other liabilities	331,370
Total liabilities	72,678,445
Net assets, at value	$4,382,733,646
Net assets consist of:
Paid-in capital	$5,039,901,053
Total distributable earnings (loss)	(657,167,407)
Net assets, at value	$4,382,733,646

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FRANKLIN MUTUAL QUEST FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2018

Class Z:
Net assets, at value	$3,054,791,977
Shares outstanding	235,860,626
Net asset value and maximum offering price per share	$12.95

Class A:
Net assets, at value	$1,067,382,000
Shares outstanding	83,706,781
Net asset value per share[a]	$12.75
Maximum offering price per share (net asset value per share ÷ 94.50%)	$13.49

Class C:
Net assets, at value	$141,618,743
Shares outstanding	11,208,122
Net asset value and maximum offering price per share[a]	$12.64

Class R:
Net assets, at value	$2,928,533
Shares outstanding	233,513
Net asset value and maximum offering price per share	$12.54

Class R6:
Net assets, at value	$116,012,393
Shares outstanding	8,968,411
Net asset value and maximum offering price per share	$12.94

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN MUTUAL QUEST FUND

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2018

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 70,483,620
Non-controlled affiliates (Note 12)	8,060,815
Interest:
Unaffiliated issuers	93,741,565
Non-controlled affiliates (Note 12)	16,242,426
Total investment income	188,528,426
Expenses:
Management fees (Note 3a)	34,004,202
Distribution fees: (Note 3c)
Class A	2,832,709
Class C	2,682,478
Class R	12,976
Transfer agent fees: (Note 3e)
Class Z	2,661,719
Class A	858,081
Class C	203,220
Class R	1,977
Class R6	51,462
Custodian fees (Note 4)	184,714
Reports to shareholders	257,040
Registration and filing fees	125,792
Professional fees	301,257
Trustees’ fees and expenses	307,899
Dividends on securities sold short	85,034
Other	139,093
Total expenses	44,709,653
Expense reductions (Note 4)	(53,182)
Expenses waived/paid by affiliates (Note 3f)	(26,682)
Net expenses	44,629,789
Net investment income	143,898,637
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	351,560,640
Non-controlled affiliates (Note 12)	(37,212,425)
Written options	7,714,755
Foreign currency transactions	(2,002,644)
Forward exchange contracts	15,828,101
Futures contracts	12,355,366
Securities sold short	6,259,980
Net realized gain (loss)	354,503,773
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(879,741,850)
Non-controlled affiliates (Note 12)	34,888,173
Translation of other assets and liabilities denominated in foreign currencies	(240,598)
Forward exchange contracts	21,687,122
Written options	(7,361,465)
Futures contracts	2,649,713
Securities sold short	1,340,258
Change in deferred taxes on unrealized appreciation	680,769
Net change in unrealized appreciation (depreciation)	(826,097,878)

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FRANKLIN MUTUAL QUEST FUND

FINANCIAL STATEMENTS

Statement of Operations (continued)

for the year ended December 31, 2018

Net realized and unrealized gain (loss)	(471,594,105)
Net increase (decrease) in net assets resulting from operations	$(327,695,468)

*Foreign taxes withheld on dividends	$3,932,837
#Net of foreign taxes	$541,756

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FRANKLIN MUTUAL QUEST FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended December 31,

	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income	$143,898,637	$188,827,274
Net realized gain (loss)	354,503,773	37,699,757
Net change in unrealized appreciation (depreciation)	(826,097,878)	122,317,207
Net increase (decrease) in net assets resulting from operations	(327,695,468)	348,844,238
Distributions to shareholders: (Note 1h)
Class Z	(375,929,219)	(172,576,004)
Class A	(130,844,029)	(52,162,156)
Class C	(15,959,447)	(11,931,942)
Class R	(352,629)	(74,588)
Class R6	(14,194,157)	(4,916,992)
Total distributions to shareholders	(537,279,481)	(241,661,682)
Capital share transactions: (Note 2)
Class Z	(10,462,191)	(94,442,773)
Class A	126,783,503	(85,348,310)
Class C	(141,318,519)	(41,119,296)
Class R	1,767,885	879,482
Class R6	14,919,716	72,905,275
Total capital share transactions	(8,309,606)	(147,125,622)
Net increase (decrease) in net assets	(873,284,555)	(39,943,066)
Net assets:
Beginning of year	5,256,018,201	5,295,961,267
End of year (Note 1h)	$4,382,733,646	$5,256,018,201

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FRANKLIN MUTUAL QUEST FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Quest Fund (Fund) is included in this report. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Beginning on October 19, 2018, Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur

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between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2018, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to

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NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

d. Derivative Financial Instruments (continued)

counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2018, the Fund had no OTC derivatives in a net liability position for such contracts.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At December 31, 2018, the Fund received $11,910,188 in U.K. Treasury Bonds and U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 11 regarding other derivative information.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund

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NOTES TO FINANCIAL STATEMENTS

realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

f. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital

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NOTES TO FINANCIAL STATEMENTS

1.  Organization and Significant Accounting

Policies (continued)

h.  Security Transactions, Investment Income, Expenses

and Distributions (continued)

accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

i.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

For the year ended December 31, 2017, distributions to shareholders were as follows:

Distributions from net investment income :
Class Z	$(141,121,394)
Class A	(42,192,676)
Class C	(9,158,365)
Class R	(62,381)
Class R6	(4,613,009)
Distributions from net realized gains:
Class Z	(31,454,610)
Class A	(9,969,480)
Class C	(2,773,577)
Class R	(12,207)
Class R6	(303,983)

For the year ended December 31, 2017, distributions in excess of net investment income included in net assets was $(4,820,394).

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NOTES TO FINANCIAL STATEMENTS

2.  Shares of Beneficial Interest

At December 31, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2018		2017
	Shares	Amount	Shares	Amount
Class Z Shares:
Shares sold	19,486,438	$309,433,086	27,728,870	$439,840,070
Shares issued in reinvestment of distributions	27,534,405	355,938,444	10,319,549	163,868,714
Shares redeemed	(42,815,519)	(675,833,721)	(43,674,171)	(698,151,557)

Net increase (decrease)	4,205,324	$(10,462,191)	(5,625,752)	$(94,442,773)

Class A Shares:
Shares sold[a]	18,112,061	$282,062,168	13,056,163	$204,059,076
Shares issued in reinvestment of distributions	10,086,321	128,317,894	3,269,611	51,185,442
Shares redeemed	(18,481,020)	(283,596,559)	(21,720,286)	(340,592,828)

Net increase (decrease)	9,717,362	$126,783,503	(5,394,512)	$(85,348,310)

Class C Shares:
Shares sold	2,391,188	$36,406,068	3,143,553	$48,265,137
Shares issued in reinvestment of distributions	1,234,078	15,734,249	767,506	11,797,949
Shares redeemed[a]	(12,562,392)	(193,458,836)	(6,578,117)	(101,182,382)

Net increase (decrease)	(8,937,126)	$(141,318,519)	(2,667,058)	$(41,119,296)

Class R Shares:
Shares sold	121,081	$1,898,376	93,915	$1,451,999
Shares issued in reinvestment of distributions	28,180	352,629	4,829	74,588
Shares redeemed	(30,958)	(483,120)	(41,676)	(647,105)

Net increase (decrease)	118,303	$1,767,885	57,068	$879,482

Class R6 Shares:
Shares sold	2,288,195	$36,596,048	6,529,553	$105,932,665
Shares issued in reinvestment of distributions	1,096,020	14,150,067	310,142	4,916,992
Shares redeemed	(2,247,945)	(35,826,399)	(2,378,788)	(37,944,382)

Net increase (decrease)	1,136,270	$14,919,716	4,460,907	$72,905,275

aMay include a portion of Class C shares that were automatically converted to Class A.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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3.  Transactions with Affiliates (continued)

a.  Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.675%	Up to and including $5 billion
0.645%	Over $5 billion, up to and including $7 billion
0.625%	Over $7 billion, up to and including $10 billion
0.615%	In excess of $10 billion

For the year ended December 31, 2018, the gross effective investment management fee rate was 0.675% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$212,044
CDSC retained	$15,616

Effective September 10, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. Further details are disclosed in the Fund’s Prospectus.

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e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6 reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2018, the Fund paid transfer agent fees of $3,776,459, of which $2,016,676 was retained by Investor Services.

f.  Waiver and Expense Reimbursements

Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02% based on the average net assets of the class. Investor Services may discontinue this waiver in the future.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2018, the custodian fees were reduced as noted in the Statement of Operations.

5.  Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2018, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2018	$325,839

[b]Increase in projected benefit obligation	$81,688

Benefit payments made to retired trustees	$(5,416)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. At December 31, 2018, the Fund had long-term capital loss carryforwards of $5,625,011, not subject to expiration, which is from the acquired Franklin Mutual Recovery Fund, which may be carried over to offset future capital gains, subject to certain limitations.

During the year ended December 31, 2018, the Fund utilized $41,936,870 of capital loss carryforwards.

On December 31, 2018, the Fund had expired capital loss carryforwards of $18,751,585, which were reclassified to paid-in capital.

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At December 31, 2018, the Fund deferred post-October capital losses of $15,196,442.

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6.  Income Taxes (continued)

The tax character of distributions paid during the years ended December 31, 2018 and 2017, was as follows:

	2018	2017

Distributions paid from:
Ordinary income	$242,783,398	$229,143,200
Long term capital gain	294,496,083	12,518,482

	$537,279,481	$241,661,682

At December 31, 2018, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$5,006,291,199

Unrealized appreciation	$248,019,542
Unrealized depreciation	(888,903,550)

Net unrealized appreciation (depreciation)	$(640,884,008)

Distributable earnings:
Undistributed ordinary income	$4,789,380

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and wash sales.

The Fund utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

7.  Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2018, aggregated $4,962,627,185 and $5,068,940,096, respectively.

8.  Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2018, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $129,612,753, representing 3.0% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

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9.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

10.  Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2018, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount/ Shares/ Warrants	Issuer	Acquisition Date	Cost	Value

9,272	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	$9,272	$—

2,548,299	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	1,692,334	107,989

19,924,658	International Automotive Components Group North America LLC	1/02/06 - 3/18/13	16,305,945	2,375,020

1,110,000	[a] Lee Enterprises Inc., wts., 12/31/22	3/31/14	1,490,026	217,582

224,279	[b] Sorenson Communications LLC, Membership Interests	4/30/14	—	155,100,344

17,873,000	Sunshine Oilsands Ltd., secured note, 144A, 10.00%, 8/01/17	8/04/14	17,706,373	3,563,602

	Total Restricted Securities (Value is 3.7% of Net Assets)		$37,203,950	$161,364,537

aThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $156,877,655 as of December 31, 2018.

bThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $253,833,998 as of December 31, 2018.

11.  Other Derivative Information

At December 31, 2018, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Variation margin on futures contracts	$151,409	[a]	Variation margin on futures contracts	$—

	Unrealized appreciation on OTC forward exchange contracts	10,826,136		Unrealized depreciation on OTC forward exchange contracts	552,749

Equity contracts	Investments in securities, at value	6,100	[b]	Options written, at value	9,682,165

Totals		$10,983,645			$10,234,914

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bPurchased option contracts are included in investments in securities, at value in the Statement of Assets and Liabilities.

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11. Other Derivative Information (continued)

For the year ended December 31, 2018, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Foreign exchange contracts	Forward exchange contracts	$15,828,101	Forward exchange contracts	$21,687,122

	Futures contracts	12,355,366	Futures contracts	2,649,713

Equity contracts	Investments	(3,532,714)[a]	Investments	(900,236)[a]

	Written options	7,714,755	Written options	(7,361,465)

Totals		$32,365,508		$16,075,134

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2018, the average month end notional amount of futures contracts and options represented $198,852,455 and 1,604,208 shares, respectively. The average month end contract value of forward exchange contracts was $563,615,472.

See Note 1(d) regarding derivative financial instruments.

12.  Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended December 31, 2018, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares/ Warrants/ Principal Amount Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares/ Warrants/ Principal Amount Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Non-Controlled Affiliates

						Dividends
Advanced Emissions Solutions Inc.	1,724,209	—	—	1,724,209	$18,190,405	$1,724,209	$ —	$ 1,534,546
Eastman Kodak Co.	2,613,836	—	(2,613,836)	—	—	—	(35,037,722)	40,973,441
Eastman Kodak Co., wts., 9/03/18	48,582	—	(48,582)	—	—	—	(1,462,104)	1,558,221
Eastman Kodak Co., wts., 9/03/18	48,582	—	(48,582)	—	—	—	(1,296,546)	1,379,940
Lee Enterprises Inc./IA	4,824,268	—	—	4,824,268	10,179,206	—	—	(1,157,824)
Lee Enterprises Inc., wts., 12/31/22	1,110,000	—	—	1,110,000	217,582	—	—	(271,140)
New Media Investment Group Inc.	4,932,482	811,410	(2,538,689)	3,205,203	37,084,199	6,336,606	(550,515)	(6,336,242)

					$65,671,392	$8,060,815	$(38,346,887)	$37,680,942

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Name of Issuer	Number of Shares/ Warrants/ Principal Amount Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares/ Warrants/ Principal Amount Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Non-Controlled Affiliates (continued)

						Interest
Eastman Kodak Co., Term Loan, 7.819%, (LIBOR + 6.25%), 9/03/19	37,302,241	—	(37,302,241)	—	$ —	$ 254,019	$ (786,094)	$ 3,495,088
Lee Enterprises Inc., Second Lien Term Loan, 12.00%, 12/15/22	56,941,414	—	(10,186,761)	46,754,653	47,222,199	3,105,659	151,645	(2,185,128)
Lee Enterprises Inc., senior secured note, first lien, 144A, 9.50%, 3/15/22	99,050,000	—	(2,000,000)	97,050,000	99,476,250	9,287,556	100,000	(1,722,917)
New Media Holdings II LLC, Fourth Amendment Replacement Term Loans, 8.127%, (LIBOR + 6.25%), 7/14/22	111,005,571	—	(111,005,571)	—	—	3,595,192	1,668,911	(2,379,812)

					$146,698,449	$16,242,426	$ 1,134,462	$ (2,792,769)

Total Affiliated Securities (Value is 4.8% of Net Assets)					$212,369,841	$24,303,241	$(37,212,425)	$34,888,173

13.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 8, 2019, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 7, 2020, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2018, the Fund did not use the Global Credit Facility.

14.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

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14. Fair Value Measurements (continued)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of December 31, 2018, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Auto Components	$12,886,297	$34,026,984	$2,483,009		$49,396,290
Automobiles	—	23,275,143	—		23,275,143
Banks	125,355,755	30,145,304	—		155,501,059
Chemicals	18,190,405	14,985,442	—	[c]	33,175,847
Communications Equipment	—	—	155,100,344		155,100,344
Diversified Consumer Services	—	—	3,664,436		3,664,436
Household Durables	12,253,950	595,898	—		12,849,848
Media	212,270,278	1,273,722	217,582		213,761,582
Software	46,504,351	693,084	—		47,197,435
Specialty Retail	—	31,807,295	—		31,807,295
All Other Equity Investments	2,038,612,585	—	—		2,038,612,585
Corporate Bonds, Notes and Senior Floating Rate Interests	—	970,011,119	—		970,011,119
Corporate Notes and Senior Floating Rate Interests in Reorganization	—	126,049,151	3,563,602	[c]	129,612,753
Companies in Liquidation	—	1,006,432	—	[c]	1,006,432
Options Purchased	6,100	—	—		6,100
Short Term Investments	488,452,406	16,700,000	—		505,152,406

Total Investments in Securities	$2,954,532,127	$1,250,569,574	$165,028,973		$4,370,130,674

Other Financial Instruments:
Futures Contracts	$151,409	$—	$—		$151,409
Forward Exchange Contracts	—	10,826,136	—		10,826,136

Total Other Financial Instruments	$151,409	$10,826,136	$—		$10,977,545

Liabilities:
Other Financial Instruments:
Options Written	$9,682,165	$—	$—		$9,682,165
Securities Sold Short[a]	5,471,761	—	—		5,471,761
Forward Exchange Contracts	—	552,749	—		552,749

Total Other Financial Instruments	$15,153,926	$552,749	$—		$15,706,675

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common, preferred and convertible preferred stocks and management investment companies as well as other equity interests.

cIncludes securities determined to have no value at December 31, 2018.

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A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year. At December 31, 2018, the reconciliation of assets is as follows:

	Balance at Beginning of Year		Purchases (Sales)	Transfer Into(Out of) Level 3[a]	Cost Basis Adjustments[b]	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Year		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End

Assets:
Investments in Securities:
Equity Investments:[c]
Auto Components	$13,213,236		$—	$—	$ —	$ —	$(10,730,227)	$ 2,483,009		$(10,730,227)
Communications Equipment	160,414,954		—	—	—	—	(5,314,610)	155,100,344		(5,314,610)
Diversified Consumer Services	10,164,359		—	—	—	—	(6,499,923)	3,664,436		(6,499,923)
Media	488,722		—	—	—	—	(271,140)	217,582		(271,140)
Software	575,122		—	(1,234,029)	—	—	658,907	—		—
Corporate Notes and Senior Floating Rate Interests in Reorganization	8,657,697	[d]	—	—	—	—	(5,094,095)	3,563,602	[d]	(5,094,095)
Companies in Liquidation	1,680,146	[d]	—	(1,738,082)	(54,760)	54,760	57,936	—	[d]	—

Total	$195,194,236		$—	$(2,972,111)	$(54,760)	$54,760	$(27,193,152)	$165,028,973		$(27,909,995)

aThe investments were transferred out of Level 3 as a result of the removal of a significant unobservable valuation input.

bMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

cIncludes common stocks as well as other equity investments.

dIncludes securities determined to have no value.

Significant unobservable valuation inputs for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of December 31, 2018, are as follows:

Description	Fair Value at End of Year	Valuation Technique	Unobservable Inputs	Amount	Impact to Fair Value if Input Increases[a]

Assets:
Investments in Securities:
Equity Investments:
Communications Equipment	$155,100,344	Market transaction	Transaction price weighting	50%	Increase[b]

		Market comparables	EV / EBITDA multiple	4.1x	Increase[b]

All Other Investments[c]	9,928,629

Total	$165,028,973

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bRepresents a significant impact to fair value and net assets.

cIncludes fair value of immaterial financial instruments developed using various valuation techniques and unobservable inputs. May also include financial instruments with values derived using private transaction prices or non-public third party pricing information which is unobservable.

Abbreviations List

EBITDA	Earnings before interest, taxes, depreciation and amortization
EV	Enterprise value

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15. New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-14, Compensation—Retirement Benefits—Defined Benefit Plans—General (Subtopic 715-20): Disclosure Framework—Changes to the Disclosure Requirements for Defined Benefit Plans. The amendments in the ASU modify the disclosure requirements for employers that sponsor defined benefit pension or other postretirement plans. The ASU is effective for annual reporting periods ending after December 15, 2020. Management is currently evaluating the impact, if any, of applying this provision.

16. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America Corp.	EUR	Euro	ADR	American Depositary Receipt
BONY	The Bank of New York Mellon Corp.	GBP	British Pound	FHLB	Federal Home Loan Bank
HSBK	HSBC Bank PLC	USD	United States Dollar	LIBOR	London InterBank Offered Rate
SSBT	State Street Bank and Trust Co., N.A.			PIK	Payment-In-Kind
UBSW	UBS AG

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Franklin Mutual Quest Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Franklin Mutual Quest Fund (the “Fund”) (one of the funds constituting Franklin Mutual Series Funds), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Franklin Mutual Quest Fund (one of the funds constituting Franklin Mutual Series Funds) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Franklin investment companies since 1987.

Boston, Massachusetts

February 20, 2019

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $307,338,113 as a long term capital gain dividend for the fiscal year ended December 31, 2018.

Under Section 871(k)(2)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $71,042,189 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Internal Revenue Code for the fiscal year ended December 31, 2018.

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 6.44% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2018.

Under Section 854(b)(1)(B) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $72,618,074 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code for the fiscal year ended December 31, 2018. Distributions, including qualified dividend income, paid during calendar year 2018 will be reported to shareholders on Form 1099-DIV by mid-February 2019. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $93,093,041 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Internal Revenue Code for the fiscal year ended December 31, 2018.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 1987	14	None

Principal Occupation During at Least the Past 5 Years:

Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 1995	38	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee and Vice Chairman	Trustee since 2002 and Vice Chairman since 2015	14	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC (1999-present) and Fiduciary International Ireland Limited (1999-2015).

Principal Occupation During at Least the Past 5 Years:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Jan Hopkins Trachtman (1947) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2009	14	FinTech Acquisition Corp. III (special purpose fintech acquisition company) (2018-present)

Principal Occupation During at Least the Past 5 Years:

President and Founder, The Jan Hopkins Group (communications consulting firm); serves on Advisory Board of Knight Bagehot Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

Keith Mitchell (1954) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2009	14	None

Principal Occupation During at Least the Past 5 Years:

Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

David W. Niemiec (1949) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2015	38	Hess Midstream Partners LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 1998	14	None

Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Robert E. Wade (1946) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee and Chairman of the Board	Trustee since 1993 and Chairman of the Board since 2005	38	El Oro Ltd (investments) (2003-present).

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

Gregory H. Williams (1943) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2015	14	None

Principal Occupation During at Least the Past 5 Years:
Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	150	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Peter A. Langerman (1955) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee, President, and Chief Executive Officer – Investment Management	Trustee since 2007, President, and Chief Executive Officer – Investment Management since 2005	7	American International Group, Inc. (AIG) Credit Facility Trust (2010-2011).

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; President and Chief Investment Officer, Franklin Advisory Services, LLC; and officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Vice President since 2009 and Secretary since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 16 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

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*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is the Fund’s investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Edward I. Altman, Ph.D., Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Messrs. Altman and Niemiec and Ms. Bates qualify as such an expert in view of their extensive business background and experience. Mr. Altman has served as a member of the Fund Audit Committee since 1987. He currently serves as a Max L. Hine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University. Ms. Bates has served as a member of the Fund Audit Committee since 1995. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2015, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Messrs. Altman and Niemiec and Ms. Bates have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Messrs. Altman and Niemiec and Ms. Bates are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN MUTUAL QUEST FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter

Franklin Mutual Quest Fund

Investment Manager

Franklin Mutual Advisers, LLC

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301 - (Class A, C, R & R6)

(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2019 Franklin Templeton Investments. All rights reserved.	475 A 02/19

Annual Report and Shareholder Letter December 31, 2018

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Franklin Templeton

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Franklin Mutual Shares Fund Shareholder:

Investors started 2018 seemingly with the wind at their back. The primary tailwinds were strong corporate earnings growth in most developed markets, healthy consumer and business investment spending, and the positive effect of major U.S. tax cuts. In addition, the global economy continued its steady expansion since the financial crisis of 2008–2009.

Unemployment continued to decline in the U.S. and other developed markets, while U.S. wage growth showed some signs of accelerating. As a result, equity markets reached new highs in August and September. However, volatility and market downturns soon made their mark on 2018. As measured by the Chicago Board Options Exchange Volatility Index (VIX), 2017 was the least volatile year on record for the Standard & Poor’s 500® Index (S&P 500®), but the VIX surged in February 2018 and jumped again in October and December 2018. Heightened trade tensions between the U.S. and China, growing market concern that the U.S. Federal Reserve (Fed) may raise interest rates too aggressively, geopolitical events in Europe and a growing belief that corporate earnings and economic growth will likely decelerate in 2019 hindered equity markets. A flattening U.S. Treasury yield curve and wider credit spreads were also important drivers of market turbulence. For the period ended December 31, 2018, U.S. stocks, as measured by the S&P 500, had a -4.38% total return.1 Stocks in global developed markets, as measured by the MSCI World Index (USD), had a -8.20% total return.1 The negative performance for the year was the result of a sharp market decline in the fourth quarter, with the S&P 500 and MSCI World Index returning -13.52% and -13.31%, respectively.1

While equity markets were broadly down for the year, there were pockets of positive performance concentrated in areas of growth and innovation, such as software, information technology services and segments of the health care sector. It is no surprise, therefore, that growth stocks managed to perform better than value stocks during the period. The Russell 1000® Growth Index had a -1.51% total return, while the Russell 1000® Value Index had a -8.27% total return.1

The return of volatility is an appropriate reminder that securities markets are dynamic. We believe active, professional investment management serves investors well since market volatility is more the norm than uninterrupted positive returns. Valuation is an essential factor in our analysis and we always ask ourselves if current and potential investments represent an attractive balance of risk and reward. We remain committed to a bottom-up stock-picking process that is disciplined and driven by rigorous fundamental analysis that attempts to limit downside risk. In our view, investing in underappreciated and misunderstood companies with identifiable catalysts for unlocking shareholder value can offer significant upside potential as well as a degree of downside protection.

We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook will be well positioned for the years ahead.

1. Source: Morningstar. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past 12 months in light of the economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Peter A. Langerman

Chairman, President and Chief Executive Officer

Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of December 31, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Contents

Annual Report

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Franklin Mutual Shares Fund

This annual report for Franklin Mutual Shares Fund covers the fiscal year ended December 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. Under normal market conditions, the Fund invests primarily in equity securities, primarily common stock, of U.S. and foreign companies that the investment manager believes are available at market prices less than their intrinsic value. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Fund may invest up to 35% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt. The Geographic Composition bar chart on this page lists the leading countries where the Fund invests.

Performance Overview

The Fund’s Class Z shares had a cumulative total return of -8.95% for the 12 months ended December 31, 2018. For comparison, the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of U.S. stock performance, had a total return of -4.38%.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 10.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded during the 12 months under review, despite weakness in certain regions. Global developed and emerging market stocks were aided at certain points during the period by higher crude oil prices, upbeat economic data, easing trade tensions and encouraging corporate earnings

Geographic Composition*

Based on Total Net Assets as of 12/31/18

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

reports, as well as indications of a slower pace of interest-rate increases from the U.S. Federal Reserve (Fed).

However, various factors weighed on global markets during the period, including concerns about tighter regulation of technology companies, political uncertainties in the U.S. and the European Union, and major central banks’ interest-rate path and unwinding of monetary stimulus measures. Markets were further pressured by U.S. trade disputes with its allies and China, and their impact on global growth and corporate earnings. In this environment, global stocks, as measured by the MSCI All Country World Index, had a -8.93% total return for the 12 months ended December 31, 2018.1

The U.S. economy grew during the 12-month period. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, business investment, exports and government spending. However, growth moderated in the third quarter due to declines in exports and housing investment. The unemployment rate declined from 4.1% in December 2017 to 3.9% at period-end.2 Annual inflation, as measured by the Consumer Price Index, decreased from 2.1% in December 2017 to 1.9% at

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: U.S. Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 19.

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FRANKLIN MUTUAL SHARES FUND

period-end.2 The Fed raised its target range for the federal funds rate four times during the period, to 2.25%–2.50%, and continued reducing its balance sheet as part of an ongoing plan to normalize monetary policy. At its December meeting, the Fed reduced the projected 2019 rate increases to two, compared to three projected previously.

In Europe, the U.K.’s quarterly economic growth moderated in 2018’s first quarter, but accelerated in 2018’s second and third quarters. The Bank of England raised its key policy rate once during the review period. After moderating in 2018’s first quarter, the eurozone’s quarterly growth remained stable in the second quarter, but eased in the third quarter. The bloc’s annual inflation rate ended the period higher than in December 2017. The European Central Bank (ECB) kept its benchmark interest rate unchanged during the period. In December 2018, the ECB confirmed its plan to conclude its bond purchase program at the end of 2018 and reiterated it expects key interest rates to remain unchanged through the summer of 2019.

In Asia, Japan’s quarterly gross domestic product (GDP) grew in 2018’s second quarter, following a contraction in the first quarter, but contracted again in the third quarter. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP growth remained stable in 2018’s first and second quarters, but accelerated in the third quarter. The Central Bank of Brazil lowered its benchmark interest rate twice during the period. Russia’s annual GDP growth rate accelerated in 2018’s first and second quarters, but moderated in the third quarter. After lowering its key rate twice early in the period, the Bank of Russia raised it twice in the period’s second half to curtail inflation risks. China’s annual GDP grew at a stable rate in 2018’s first quarter, but it moderated in the second and third quarters. The People’s Bank of China left its benchmark interest rate unchanged during the period, but it took measures to improve financial liquidity to mitigate the negative effects of the U.S.-China trade dispute and support economic growth. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, had a -14.25% total return during the period.1

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but also reduces the risk of substantial declines, in our opinion. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

To a lesser extent, we complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and avoid rumored deals or other situations we consider relatively risky. In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

In 2018, corporate profits in the U.S. and other developed markets continued their impressive year-over-year growth. In addition, labor markets showed further improvement, consumer

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spending was solid, and U.S. corporate tax reforms encouraged companies to buy back stock, raise dividends and increase capital expenditures. Those positive fundamentals were periodically overshadowed by political and economic concerns, particularly in the final three months of the year.

As major U.S. equity markets established new all-time highs in 2018, overall U.S. equity market valuations (e.g., price-to-earnings, price-to-book or price-to-sales) became increasingly unattractive, in our analysis. The equity market sell-off in the fourth-quarter helped to return valuations to more reasonable levels. The sell-off and rise in volatility yielded an opportunity for us to seek out stocks with strong corporate fundamentals and valuations whose risk/reward profiles seemed to us to have become more favorable.

In 2019, policy events may have considerable influence, for better or worse, on economic growth, investor sentiment and financial market performance and volatility. Markets are likely to be particularly sensitive to developments in U.S.-China trade relations, monetary policy moves by the Fed and other major central banks, oil production decisions by OPEC (The Organization of the Petroleum Exporting Countries) and other oil producing countries, the outcome of Brexit, China’s response to its slowing economy and potential political discord in Washington, D.C.

Europe’s equity market overall was trading at an attractively lower price-to-earnings multiple and higher dividend yield than the U.S. equity market at period-end. We also saw an increase in investor activism, which we viewed as encouraging. However, those favorable factors were offset in part by economic data, which showed increased slowing of economic activity across the region. From an investment standpoint, we are hopeful that 2019 will be a year of potential resolution and clarity. The biggest political event will likely be Brexit, as a resolution to the situation remained unclear as of period-end. The uncertainty around the terms and timing of a deal continued to undermine consumer and corporate confidence. From our perspective, we believe the European Union and the U.K. will ultimately reach an agreement that makes sense for both sides, and we believe the approval of such an agreement would likely have a significantly positive effect on investor, consumer and corporate sentiment. We will also pay close attention to structural reform efforts in France and the political transition in Germany. In December, Chancellor Angela Merkel stepped down as leader of the Christian Democratic Union but stated her intention to remain in office for the remaining three years of her term as Chancellor.

Top 10 Sectors/Industries
Based on Equity Securities as of 12/31/18

% of Total Net Assets
Banks	9.5%
Insurance	8.2%
Oil, Gas & Consumable Fuels	8.1%
Pharmaceuticals	7.1%
Media	4.8%
Health Care Equipment & Supplies	3.7%
Technology Hardware, Storage & Peripherals	3.2%
Food & Staples Retailing	2.9%
Tobacco	2.9%
Household Durables	2.6%

Developments in Asia also weighed on U.S. equity markets, as the U.S.-China trade conflict has disrupted manufacturing activity and supply chains. Amid the trade conflict, China has proven resolute in its attempt to dampen the reliance on leverage, which has hindered economic activity as well. While the government has enacted some stimulus measures, such as tax cuts, they may be less impactful than prior stimulus through fiscal spending.

Investment Spotlight

In all market environments, we seek to invest prudently in securities that we believe represent good value. We do this by seeking securities that trade at a discount to our estimate of intrinsic value, taking into account the quality of the asset, the sustainability of returns, and the growth potential of the business. We also believe the potential to deliver the best risk-adjusted return over a full market cycle requires us to be focused on applying our cross-asset approach: owning equities and debt—in certain cases multiple securities across the capital structure of a company—across geographies and sectors with an emphasis on corporate actions as catalysts. Our health care sector positions are a good example of our investment process. They have been carefully selected over a number of years, and in 2018, many of our long-standing sector investments appreciated significantly. Collectively our sector exposure outperformed the health care sector within the MSCI World Index (USD).

Within the health care sector, our investment process has generally been focused on finding innovative companies that are market leaders and that invest substantial amounts of capital into research and development (R&D) as a means to sustain and grow market positions. In addition, many of our positions have been in diversified pharmaceutical companies that also have long-duration cash flows through their leading positions

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in animal health, vaccine, and over-the-counter medicine businesses. These businesses can offer downside protection in years when pharmaceutical R&D is less successful or in years when important products lose patent protection. These businesses are attractive and have been undervalued by the market. This undervaluation allowed us to build positions, and in 2018, some of this undervaluation was reversed.

Eli Lilly and Merck are quintessential examples of our investment process. They are leading innovation-driven pharmaceutical companies that invest substantial amounts of capital into R&D to develop transformative medicines. Both companies have introduced innovative new products in the past many years like Trulicity for diabetes and Keytruda for oncology that we believe will continue to offer substantial long-term revenue growth. The management teams at both companies take a long-term view and focus on enhancing their market positions through both internal and external innovation. Acquiring late stage innovation can be expensive, which is why Lilly and Merck take a prudent approach to generally focusing on early stage assets. Competition is typically less intense for early stage assets, and they can add value through their own development process and pass along that value to shareholders. Shareholder focus also comes through at both companies by their return of excess capital to shareholders through large dividends and share buybacks.

In our view, both companies also have strong, long-duration assets. Lilly and Merck are the fourth and third largest players in animal health, respectively. In September 2018, Lilly sold some shares of Elanco3, its animal health division, through an initial public offering to create additional shareholder value, while Merck started providing segment level profit disclosures so investors could better appreciate the contribution and value of their animal health business. Merck is also the second largest player in vaccines, a highly attractive business that is underappreciated, in our opinion.

Another common feature between Lilly and Merck is their strong balance sheets. Both companies also generate substantial amounts of free cash flows, with a significant proportion returned to shareholders in the form of dividends and share buybacks. In addition, the two companies are focused on managing their business more efficiently and improving their operating margins, which we believe will lead to additional earnings growth over the next several years. The Top 10

Sectors/Industries table on page 5 lists pharmaceuticals and also other leading industries in which the Fund currently invests.

Mergers and Acquisitions

In health care and elsewhere, merger and acquisition (M&A) activity remained healthy in 2018. The market received some clarity regarding the regulatory environment when a federal judge ruled in favor of AT&T and Time Warner4, and against the U.S. Department of Justice, in its antitrust lawsuit. However, economic, financial market and geopolitical uncertainty that arose in the second half of the year caused the pace of activity to slow. In our view, it was notable that health care has become one of the busier sectors for M&A as it is relatively more insulated from economic uncertainty. The strength and path of M&A activity in 2019 will likely depend in large part on how the uncertainties carrying over from 2018 play out and how they affect equity markets. From our experience, ups and downs in equity market performance and levels of deal activity have tended to move in a similar direction.

Credit Markets

Finding mispriced risk in credit markets was challenging in 2018. Low interest rates kept credit widely available, default rates remained at historically low levels and we continued to witness a loosening in debt covenant terms, which include restrictions on financial activities by the borrower or parameters for specific financial metrics. Liberal interpretations of credit agreements and bond indentures in order to shift valuable assets beyond the reach of creditors were an ongoing challenge. In such an environment, we found more opportunities investing in short-term mispriced risk rather than long-term restructurings.

However, we are hopeful that more opportunities may emerge in 2019, especially if we are starting to enter latter stages of the business cycle. U.S. monetary policy is becoming less accommodative, economic growth appears to be downshifting into a slower pace, earnings growth is set to slow, and geopolitical uncertainty is on the rise. These dynamics have already contributed to a general rise in financial market volatility. At the same time, the amount of lower-rated investment-grade credit stands at a historically high level on an absolute basis and relative to corporate debt markets overall.

3. Not a Fund holding.

4. Not held at period-end.

See www.franklintempletondatasources.com for additional data provider information.

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We believe default rates and the pace of corporate downgrades could begin to pick up in 2019. As a result, 2019 could bring a rise in fallen-angel opportunities (bonds downgraded from investment-grade to junk status) and idiosyncratic opportunities in out-of-favor industries. We will continue to look for opportunities across the capital structures of companies with liquidity-enhancing events, such as asset sales, the ability to issue secured debt within existing agreements, and free cash flow that could buy time for a company to weather its financial storm.

Fund Performance

Turning to Fund performance, top positive contributors included U.S.-based pharmaceutical company Eli Lilly, global research-driven pharmaceutical company Merck and multinational software company Microsoft. Eli Lilly and Merck are listed among the Fund’s largest positions in the Top 10 Equity Holdings table on this page.

Shares of Eli Lilly were boosted in large part by a series of strong quarterly results during 2018. Attractive corporate fundamentals and fewer investor concerns regarding the direct impact on the pharmaceutical industry from the Trump administration’s efforts to lower prescription drug prices helped push the stock higher. We believe Eli Lilly continues to have a strong product growth story and room for further margin expansion, in addition to having solid research and development capabilities.

Merck is a global research-driven pharmaceutical company with strong market positions in oncology, diabetes, vaccines and animal health. Investors remained upbeat about its future prospects, particularly its Keytruda oncology drug. Merck released clinical trial results, which showed that for the first-line treatment of metastatic nonsquamous non-small lung cancer patients, Keytruda combined with chemotherapy substantially extended survival of patients compared with chemotherapy alone. The Keytruda results set a high bar for competition and appeared to enhance Keytruda’s prospects to gain share in the sizeable market for lung cancer treatment. Results from a competitor, Bristol-Myers Squibb3, were less compelling in a different clinical trial in lung cancer. In October 2018, Merck raised its dividend and authorized a new large share buyback plan.

Microsoft continued to reap the rewards of its rapidly growing cloud computing business and its efforts to move Microsoft Office software clients to a subscription-based service. In 2018, Microsoft reported solid quarterly growth in revenues and earnings per share. In April 2018, it also increased its operating margin estimate for the fiscal year ended June 30, 2018. We

Top 10 Equity Holdings
12/31/18

Company Sector/Industry, Country	% of Total Net Assets
Medtronic PLC Health Care Equipment & Supplies, U.S.	3.7%
Novartis AG Pharmaceuticals, Switzerland	2.6%
Merck & Co. Inc. Pharmaceuticals, U.S.	2.5%
The Walt Disney Co. Entertainment, U.S.	2.4%
Eli Lilly & Co. Pharmaceuticals, U.S.	2.3%
JPMorgan Chase & Co. Banks, U.S.	2.2%
Cisco Systems Inc. Communications Equipment, U.S.	2.0%
Charter Communications Inc. Media, U.S.	2.0%
Royal Dutch Shell PLC Oil, Gas & Consumable Fuels, U.K.	1.9%
Wells Fargo & Co. Banks, U.S.	1.9%

believe Microsoft’s cloud computing and subscription-based services can continue to grow at a strong pace, which may likely further lift its operating margin. We exited the position as the stock price reached our estimate of fair value.

During the period under review, Fund investments that detracted from performance included U.K.-based British American Tobacco, U.S.-based insurer American International Group (AIG) and U.S.-based industrials company General Electric (GE).

Shares of British American Tobacco faced downward pressure due to potential additional U.S. regulation and concerns regarding next generation products. In March 2018, the U.S. Food and Drug Administration (FDA) issued an Advance Notice of Proposed Rulemaking, which started the process of examining the possibility of regulating nicotine levels in combustible cigarettes. The process may not result in regulation, but if it does, many experts believe the review could take seven to 10 years. Meanwhile, JUUL, produced by JUUL Labs3, has emerged as a popular e-cigarette for young U.S. consumers. It is unclear to what degree JUUL is cannibalizing the combustible market, but it has hurt investor sentiment toward the industry. In November, shares of British American Tobacco and industry peers dropped, as the FDA revisited the possibility of banning menthol as a flavor in cigarettes, which would take years with many steps to complete, and in our

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opinion, an FDA proposal would face litigation from the industry. Industry experts have suggested that it might not survive legal challenges.

Shares of AIG slipped in early 2018 as investors reacted negatively to the price AIG paid to acquire Validus Holdings3, a provider of insurance and reinsurance products. The acquisition price represented a significant premium to Validus’ stock price immediately prior to the announcement. However, we believe the acquisition made strategic sense as Validus gives AIG a complementary group of profitable insurance and reinsurance businesses. The stock price slipped further in October 2018, due to larger-than-expected catastrophe-related losses announced ahead of quarterly results. The losses were due to multiple typhoons in Japan, Hurricane Florence and wildfires in California. Investors tend to look beyond uncharacteristic weather-related losses. However, we believe AIG’s series of operating challenges and negative surprises in prior years, such as additional commercial reserves and increases in loss estimates on current business, likely factored into the stock’s significant decline.

GE is a multi-industrial company with a diverse set of businesses in power generation, health care and aviation. During 2018, the stock suffered a number of setbacks starting in January with a greater-than-expected charge related to long-term care policies in its insurance subsidiary. In June, the stock was removed from the Dow Jones Industrial Average and in September, GE stated that fan blades in some of its power-plant turbines were experiencing oxidation problems. In October, S&P Global Ratings, a bond rating agency, cut GE’s debt rating, while GE cut its dividend and stated that the Securities and Exchange Commission was expanding an ongoing investigation to include an accounting write-down related to its power-generation division. Amid the negative events in 2018, management took the first steps in what amounts to a breakup of GE, announcing in May 2018 the merger of its transportation operations into Wabtec3 and plans to spin-off its health care division and divest its stake in oil-services firm Baker Hughes. In October 2018, GE unexpectedly replaced chief executive officer (CEO) John Flannery, who spent his entire career at GE, with Larry Culp, a former CEO of Danaher3, an industrial company. We believe Culp made some prudent initial moves, and that his plan to reduce debt and strengthen GE’s balance sheet is a step in the right direction to restoring investor confidence in the company.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive overall impact on the Fund’s performance because of the appreciation of the U.S. dollar versus the hedged currencies.

What is a currency forward?

A currency forward is a direct agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

As fellow shareholders, we found recent relative and absolute performance disappointing, but it is not uncommon for our strategy to lag the equity markets at times. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders.

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Thank you for your participation in Franklin Mutual Shares Fund. We look forward to continuing to serve your investment needs.

Peter A. Langerman Co-Portfolio Manager

F. David Segal, CFA Co-Portfolio Manager

Debbie A. Turner, CFA Assistant Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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Performance Summary as of December 31, 2018

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 12/31/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

Z
1-Year	-8.95%	-8.95%
5-Year	+18.48%	+3.45%
10-Year	+146.61%	+9.45%

A3
1-Year	-9.18%	-14.17%
5-Year	+16.92%	+2.01%
10-Year	+139.74%	+8.52%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 12 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 12 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (1/1/18–12/31/18)

Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total
Z	$0.5286	$0.0583	$1.1914	$1.7783
A	$0.4610	$0.0583	$1.1914	$1.7107
C	$0.0258	$0.0583	$1.1914	$1.2755
R	$0.3605	$0.0583	$1.1914	$1.6102
R6	$0.5493	$0.0583	$1.1914	$1.7990

Total Annual Operating Expenses5

Share Class
Z	0.78%
A	1.03%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 5.50%.

4. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18–12/31/18[1,2]	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18–12/31/18[1,2]	Net Annualized Expense Ratio[2]
Z	$1,000	$918.50	$3.63	$1,021.42	$3.82	0.75%
A	$1,000	$917.30	$4.83	$1,020.16	$5.09	1.00%
C	$1,000	$913.40	$8.44	$1,016.38	$8.89	1.75%
R	$1,000	$916.00	$6.04	$1,018.90	$6.36	1.25%
R6	$1,000	$918.60	$3.34	$1,021.73	$3.52	0.69%
1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Financial Highlights

	Year Ended December 31,
	2018	2017	2016		2015	2014

Class Z

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$28.63	$28.22	$26.00		$29.52	$28.34

Income from investment operations[a]:
Net investment income[b]	0.51	0.65 [c]	0.63	[d]	0.54	0.78	[e]
Net realized and unrealized gains (losses)	(3.11)	1.73	3.48		(1.71)	1.38

Total from investment operations	(2.60)	2.38	4.11		(1.17)	2.16

Less distributions from:
Net investment income	(0.53)	(0.68)	(0.64)		(0.59)	(0.98)
Net realized gains	(1.25)	(1.29)	(1.25)		(1.76)	—

Total distributions	(1.78)	(1.97)	(1.89)		(2.35)	(0.98)

Net asset value, end of year.	$24.25	$28.63	$28.22		$26.00	$29.52

Total return	(8.95)%	8.49%	15.88%		(3.81)%	7.60%

Ratios to average net assets
Expenses[f,g]	0.76% [h]	0.78%	0.80%	[h]	0.81% [h]	0.80%
Expenses incurred in connection with securities sold short	—% [i]	—%	0.01%		0.02%	0.03%
Net investment income	1.77%	2.23% [c]	2.33%	[d]	1.82%	2.67%	[e]

Supplemental data
Net assets, end of year (000’s)	$5,189,476	$6,229,996	$7,681,881		$6,770,056	$7,363,765
Portfolio turnover rate	20.72%	18.15%	20.56%		19.99%	19.24%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.69%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.96%.

eNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.66%.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2018	2017	2016		2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$28.35	$27.97	$25.78		$29.29	$28.12

Income from investment operations[a]:
Net investment income[b]	0.43	0.58 [c]	0.56	[d]	0.45	0.69	[e]
Net realized and unrealized gains (losses)	(3.07)	1.70	3.45		(1.69)	1.37

Total from investment operations	(2.64)	2.28	4.01		(1.24)	2.06

Less distributions from:
Net investment income	(0.46)	(0.61)	(0.57)		(0.51)	(0.89)
Net realized gains	(1.25)	(1.29)	(1.25)		(1.76)	—

Total distributions	(1.71)	(1.90)	(1.82)		(2.27)	(0.89)

Net asset value, end of year.	$24.00	$28.35	$27.97		$25.78	$29.29

Total return[f]	(9.18)%	8.21%	15.61%		(4.10)%	7.30%

Ratios to average net assets
Expenses[g,h]	1.01% [i]	1.03%	1.05%	[i]	1.09% [i]	1.10%
Expenses incurred in connection with securities sold short	—% [j]	—%	0.01%		0.02%	0.03%
Net investment income	1.52%	1.98% [c]	2.08%	[d]	1.54%	2.37%[e]

Supplemental data
Net assets, end of year (000’s)	$3,852,134	$4,386,829	$4,737,576		$4,819,868	$5,392,130
Portfolio turnover rate	20.72%	18.15%	20.56%		19.99%	19.24%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.44%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.71%.

eNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.36%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

FRANKLIN MUTUAL SHARES FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2018	2017	2016		2015	2014

Class C

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$28.04	$27.68	$25.54		$29.02	$27.88

Income from investment operations[a]:
Net investment income[b]	0.21	0.35 [c]	0.35	[d]	0.24	0.48	[e]
Net realized and unrealized gains (losses)	(3.00)	1.67	3.40		(1.67)	1.34

Total from investment operations	(2.79)	2.02	3.75		(1.43)	1.82

Less distributions from:
Net investment income	(0.03)	(0.37)	(0.36)		(0.29)	(0.68)
Net realized gains	(1.25)	(1.29)	(1.25)		(1.76)	—

Total distributions	(1.28)	(1.66)	(1.61)		(2.05)	(0.68)

Net asset value, end of year.	$23.97	$28.04	$27.68		$25.54	$29.02

Total return[f]	(9.87)%	7.37%	14.77%		(4.79)%	6.56%

Ratios to average net assets
Expenses[g,h]	1.76% [i]	1.78%	1.80%	[i]	1.81% [i]	1.80%
Expenses incurred in connection with securities sold short	—% [j]	—%	0.01%		0.02%	0.03%
Net investment income	0.77%	1.23% [c]	1.33%	[d]	0.82%	1.67%	[e]

Supplemental data
Net assets, end of year (000’s)	$309,756	$995,665	$1,114,760		$1,101,302	$1,240,845
Portfolio turnover rate	20.72%	18.15%	20.56%		19.99%	19.24%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.69%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.96%.

eNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.66%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jRounds to less than 0.01%.

16	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SHARES FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2018	2017	2016		2015	2014

Class R

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$28.21	$27.83	$25.66		$29.14	$27.98

Income from investment operations[a]:
Net investment income[b]	0.36	0.50 [c]	0.49	[d]	0.38	0.64	[e]
Net realized and unrealized gains (losses)	(3.05)	1.70	3.42		(1.67)	1.34

Total from investment operations	(2.69)	2.20	3.91		(1.29)	1.98

Less distributions from:
Net investment income	(0.36)	(0.53)	(0.49)		(0.43)	(0.82)
Net realized gains	(1.25)	(1.29)	(1.25)		(1.76)	—

Total distributions	(1.61)	(1.82)	(1.74)		(2.19)	(0.82)

Net asset value, end of year.	$23.91	$28.21	$27.83		$25.66	$29.14

Total return	(9.41)%	7.96%	15.31%		(4.32)%	7.10%

Ratios to average net assets
Expenses[f,g]	1.26% [h]	1.28%	1.30%	[h]	1.31% [h]	1.30%
Expenses incurred in connection with securities sold short	—% [i]	—%	0.01%		0.02%	0.03%
Net investment income	1.27%	1.73% [c]	1.83%	[d]	1.32%	2.17%	[e]

Supplemental data
Net assets, end of year (000’s)	$74,345	$107,660	$123,013		$134,050	$172,938
Portfolio turnover rate	20.72%	18.15%	20.56%		19.99%	19.24%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.19%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.46%.

eNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.16%.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	17

FRANKLIN MUTUAL SHARES FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2018	2017	2016		2015	2014

Class R6

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$28.61	$28.21	$25.98		$29.51	$28.33

Income from investment operations[a]:
Net investment income[b]	0.53	0.70 [c]	0.66	[d]	0.57	0.82	[e]
Net realized and unrealized gains (losses)	(3.11)	1.71	3.49		(1.71)	1.37

Total from investment operations	(2.58)	2.41	4.15		(1.14)	2.19

Less distributions from:
Net investment income	(0.55)	(0.72)	(0.67)		(0.63)	(1.01)
Net realized gains	(1.25)	(1.29)	(1.25)		(1.76)	—

Total distributions	(1.80)	(2.01)	(1.92)		(2.39)	(1.01)

Net asset value, end of year.	$24.23	$28.61	$28.21		$25.98	$29.51

Total return	(8.88)%	8.61%	16.05%		(3.71)%	7.72%

Ratios to average net assets
Expenses[f,g]	0.69% [h]	0.67%	0.68%	[h]	0.69% [h]	0.69%
Expenses incurred in connection with securities sold short	—% [i]	—%	0.01%		0.02%	0.03%
Net investment income	1.84%	2.34% [c]	2.45%	[d]	1.94%	2.78%	[e]

Supplemental data
Net assets, end of year (000’s)	$3,160,186	$3,741,430	$1,896,497		$1,923,466	$2,249,991
Portfolio turnover rate	20.72%	18.15%	20.56%		19.99%	19.24%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.80%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.08%.

eNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.77%.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

18	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SHARES FUND

Statement of Investments, December 31, 2018

	Country	Shares/ Units/ Warrants	Value

Common Stocks and Other Equity Interests 83.7%

Aerospace & Defense 0.8%
BAE Systems PLC	United Kingdom	18,114,621	$106,078,274

Auto Components 0.5%
The Goodyear Tire & Rubber Co.	United States	2,382,274	48,622,212
[a,b,c,d]International Automotive Components Group Brazil LLC	Brazil	7,234,813	306,590
[a,b,c,d]International Automotive Components Group North America LLC	United States	63,079,866	7,519,120

			56,447,922

Automobiles 1.2%
General Motors Co.	United States	4,507,470	150,774,871

Banks 9.5%
Barclays PLC	United Kingdom	38,190,870	73,307,613
CIT Group Inc.	United States	2,759,673	105,612,686
Citigroup Inc.	United States	3,576,406	186,187,696
Citizens Financial Group Inc.	United States	6,757,671	200,905,559
Columbia Banking System Inc.	United States	88,096	3,197,004
[a]FCB Financial Holdings Inc., A	United States	1,647,570	55,325,401
Guaranty Bancorp	United States	1,146,366	23,787,094
JPMorgan Chase & Co.	United States	2,871,890	280,353,902
State Bank Financial Corp.	United States	1,467,000	31,672,530
Wells Fargo & Co.	United States	5,171,930	238,322,534

			1,198,672,019

Biotechnology 0.6%
Shire PLC	United Kingdom	1,258,054	73,318,032

Building Products 1.1%
Johnson Controls International PLC	United States	4,783,800	141,839,670

Chemicals 0.0%
[a,c,e]Dow Corning Corp., Contingent Distribution	United States	12,630,547	—

Communications Equipment 2.0%
Cisco Systems Inc.	United States	5,851,060	253,526,430

Construction & Engineering 0.6%
Fluor Corp.	United States	2,399,827	77,274,429

Consumer Finance 1.7%
Ally Financial Inc.	United States	2,870,838	65,053,190
Capital One Financial Corp.	United States	2,011,505	152,049,663

			217,102,853

Containers & Packaging 1.5%
International Paper Co.	United States	3,741,837	151,020,541
WestRock Co.	United States	1,125,212	42,488,005

			193,508,546

Diversified Financial Services 1.1%
Voya Financial Inc.	United States	3,413,030	136,999,024

Diversified Telecommunication Services 1.8%
AT&T Inc.	United States	4,727,562	134,924,619
Koninklijke KPN NV	Netherlands	30,410,640	89,201,945

			224,126,564

Electric Utilities 0.3%
[a]PG&E Corp.	United States	1,595,750	37,899,063

franklintempleton.com	Annual Report	19

FRANKLIN MUTUAL SHARES FUND

STATEMENT OF INVESTMENTS

	Country	Shares/ Units/ Warrants	Value

Common Stocks and Other Equity Interests (continued)

Electrical Equipment 1.6%

[a]Sensata Technologies Holding PLC	United States	4,363,870	$195,675,931

Energy Equipment & Services 1.1%

Baker Hughes a GE Co., A	United States	5,908,552	127,033,868

[a]McDermott International Inc.	United States	2,645,956	17,304,552

			144,338,420

Entertainment 2.4%

The Walt Disney Co.	United States	2,716,200	297,831,330

Equity Real Estate Investment Trusts (REITs) 1.8%

[b]Alexander’s Inc.	United States	326,675	99,550,939

Vornado Realty Trust	United States	2,036,522	126,325,460

			225,876,399

Food & Staples Retailing 2.9%

The Kroger Co.	United States	7,402,986	203,582,115

Walgreens Boots Alliance Inc.	United States	2,446,029	167,137,162

			370,719,277

Health Care Equipment & Supplies 3.7%

Medtronic PLC	United States	5,180,794	471,245,022

Health Care Providers & Services 1.6%

CVS Health Corp.	United States	3,015,915	197,602,751

Household Durables 2.6%

Lennar Corp., A	United States	2,378,700	93,126,105

Newell Brands Inc.	United States	8,753,495	162,727,472

Toll Brothers Inc.	United States	1,993,600	65,649,248

			321,502,825

Household Products 0.6%

Energizer Holdings Inc.	United States	1,787,933	80,725,175

Independent Power & Renewable Electricity Producers 0.6%

[a]Vistra Energy Corp.	United States	3,124,828	71,527,313

Industrial Conglomerates 0.8%

General Electric Co.	United States	13,594,500	102,910,365

Insurance 8.2%

Alleghany Corp.	United States	377,389	235,234,111

American International Group Inc.	United States	5,664,539	223,239,482

[a]Brighthouse Financial Inc.	United States	2,373,200	72,335,136

Chubb Ltd.	United States	1,446,258	186,827,608

The Hartford Financial Services Group Inc.	United States	3,734,899	166,016,261

MetLife Inc.	United States	3,551,930	145,842,246

			1,029,494,844

IT Services 1.5%

Cognizant Technology Solutions Corp., A	United States	2,991,050	189,871,854

Machinery 0.7%

CNH Industrial NV	United Kingdom	4,351,332	39,317,241

CNH Industrial NV, special voting	United Kingdom	5,296,616	47,858,525

			87,175,766

20	Annual Report	franklintempleton.com

FRANKLIN MUTUAL SHARES FUND

STATEMENT OF INVESTMENTS

	Country	Shares/ Units/ Warrants	Value

Common Stocks and Other Equity Interests (continued)

Media 4.8%
[a]Charter Communications Inc., A	United States	865,529	$246,649,799
Comcast Corp., A	United States	5,111,400	174,043,170
[a]Cumulus Media Inc., A	United States	151,572	1,636,978
[a]Cumulus Media Inc., B	United States	225,990	2,146,905
[a]Cumulus Media Inc., wts., 6/04/38	United States	171,135	1,625,782
[a]Discovery Inc., C	United States	4,772,200	110,142,376
[a]DISH Network Corp., A	United States	2,879,437	71,899,542

			608,144,552

Metals & Mining 0.4%
thyssenkrupp AG	Germany	1,557,406	26,754,222
Warrior Met Coal Inc.	United States	795,602	19,181,964

			45,936,186

Oil, Gas & Consumable Fuels 8.1%
Anadarko Petroleum Corp.	United States	3,198,080	140,203,827
BP PLC	United Kingdom	14,266,349	90,228,981
Kinder Morgan Inc.	United States	11,533,040	177,378,156
Marathon Oil Corp.	United States	10,959,685	157,161,883
Plains All American Pipeline LP	United States	3,862,400	77,402,496
Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	4,955,823	145,678,884
Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	3,159,359	92,968,538
The Williams Cos. Inc.	United States	6,351,184	140,043,607

			1,021,066,372

Pharmaceuticals 7.4%
Eli Lilly & Co.	United States	2,539,343	293,852,772
Merck & Co. Inc.	United States	4,078,310	311,623,667
Novartis AG, ADR	Switzerland	3,798,680	325,964,731

			931,441,170

Professional Services 0.5%
RELX PLC	United Kingdom	3,153,086	64,999,025

Software 2.3%
[a]Avaya Holdings Corp., wts., 12/15/22	United States	276,741	567,319
[a]Red Hat Inc.	United States	625,300	109,827,692
Symantec Corp.	United States	9,445,251	178,468,018

			288,863,029

Technology Hardware, Storage & Peripherals 3.2%
Apple Inc.	United States	86,089	13,579,679
Hewlett Packard Enterprise Co.	United States	7,491,354	98,960,786
Samsung Electronics Co. Ltd.	South Korea	5,521,050	191,849,436
Western Digital Corp.	United States	2,716,857	100,442,203

			404,832,104

Tobacco 2.9%
Altria Group Inc.	United States	2,351,460	116,138,609
British American Tobacco PLC	United Kingdom	4,377,848	139,571,261
British American Tobacco PLC, ADR	United Kingdom	1,655,688	52,750,220
Imperial Brands PLC	United Kingdom	1,751,865	53,103,743

			361,563,833

franklintempleton.com	Annual Report	21

FRANKLIN MUTUAL SHARES FUND

STATEMENT OF INVESTMENTS

	Country	Shares/ Units/ Warrants	Value

Common Stocks and Other Equity Interests (continued)

Wireless Telecommunication Services 1.3%
[a]T-Mobile U.S. Inc.	United States	2,480,000	$157,752,800

Total Common Stocks and Other Equity Interests (Cost $9,165,173,010)			10,538,664,040

Management Investment Companies (Cost $132,971,382) 1.0%

Diversified Financial Services 1.0%
[a]Altaba Inc.	United States	2,134,452	123,670,149

		Principal Amount

Corporate Notes and Senior Floating Rate Interests 3.0%
[f]Banff Merger Sub Inc., senior note, 144A, 9.75%, 9/01/26	United States	$68,188,000	62,562,490
[g,h]Cumulus Media New Holdings Inc., Term Loan, 7.03%, (1-month USD LIBOR + 4.50%), 5/13/22	United States	42,495,071	40,326,038
Frontier Communications Corp.,
senior note, 10.50%, 9/15/22	United States	82,365,000	57,655,500
senior note, 11.00%, 9/15/25	United States	93,006,000	58,356,615
[f]McDermott Technology Americas Inc., senior note, 144A, 10.625%, 5/01/24	United States	36,543,000	30,970,192
[g,h]Veritas US Inc.,
Term Loan B1, 7.022%, (1-month USD LIBOR + 4.50%), 1/27/23	United States	50,611,385	43,546,896
Term Loan B1, 7.303%, (3-month USD LIBOR + 4.50%), 1/27/23	United States	16,592,417	14,276,398
[f]Veritas US Inc./Veritas Bermuda Ltd.,
senior note, 144A, 7.50%, 2/01/23	United States	10,656,000	8,737,920
senior note, 144A, 10.50%, 2/01/24	United States	87,705,000	58,104,562

Total Corporate Notes and Senior Floating Rate Interests (Cost $453,304,473)			374,536,611

Corporate Notes and Senior Floating Rate Interests in Reorganization 1.4%
[c,d,i]Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	19,594	—
[i]iHeartCommunications Inc.,
senior secured note, first lien, 9.00%, 12/15/19	United States	74,295,000	50,149,125
[g,h]Tranche D Term Loan, 8.443%, (3-month USD LIBOR + 6.75%), 1/30/19	United States	94,620,526	64,000,378
[g,h]Tranche E Term Loan, 9.193%, (3-month USD LIBOR + 7.50%), 7/30/19	United States	30,412,812	20,561,189
[g,h,i]Toys R US-Delaware Inc., Term B-4 Loan, 10.067%, (3-month USD LIBOR + 8.75%), 4/24/20	United States	74,685,265	36,969,206

Total Corporate Notes and Senior Floating Rate Interests in Reorganization (Cost $266,203,476)			171,679,898

		Shares

Companies in Liquidation 0.0%†
[a,c,e]Avaya Holdings Corp., Contingent Distribution	United States	67,859,000	—
[a,c,e]Avaya Inc., Contingent Distribution	United States	131,491,378	—
[a,c,e]Tribune Media, Litigation Trust, Contingent Distribution	United States	1,007,002	—

22	Annual Report	franklintempleton.com

FRANKLIN MUTUAL SHARES FUND

STATEMENT OF INVESTMENTS

	Country	Shares	Value

Companies in Liquidation (continued)

[a,e]Vistra Energy Corp., Litigation Trust, Contingent Distribution	United States	194,177,556	$174,760

Total Companies in Liquidation (Cost $6,601,885)			174,760

Total Investments before Short Term Investments (Cost $10,024,254,226)			11,208,725,458

		Principal Amount

Short Term Investments 10.6%

U.S. Government and Agency Securities 10.6%

[j]FHLB, 1/02/19	United States	$23,600,000	23,600,000

[j]U.S. Treasury Bill,
1/03/19	United States	150,000,000	149,990,515
[k]1/24/19	United States	100,000,000	99,858,685
1/02/19 - 6/13/19	United States	1,069,000,000	1,064,131,677

Total U.S. Government and Agency Securities (Cost $1,337,501,063)			1,337,580,877

Total Investments (Cost $11,361,755,289) 99.7%			12,546,306,335

Securities Sold Short (1.2)%			(148,540,745)

Other Assets, less Liabilities 1.5%			188,131,236

Net Assets 100.0%			$12,585,896,826

		Shares

[l]Securities Sold Short (1.2)%

Common Stocks (1.2)%

Internet & Direct Marketing Retail (0.9)%

Alibaba Group Holding Ltd., ADR	China	823,372	(112,859,600)

Pharmaceuticals (0.3)%

Takeda Pharmaceutical Co. Ltd.	Japan	1,055,507	(35,681,145)

Total Securities Sold Short (Proceeds $174,046,070)			$(148,540,745)

franklintempleton.com	Annual Report	23

FRANKLIN MUTUAL SHARES FUND

STATEMENT OF INVESTMENTS

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSee Note 11 regarding holdings of 5% voting securities.

cFair valued using significant unobservable inputs. See Note 13 regarding fair value measurements.

dSee Note 9 regarding restricted securities.

eContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2018, the aggregate value of these securities was $160,375,164, representing 1.3% of net assets.

gThe coupon rate shown represents the rate at period end.

hSee Note 1(f) regarding senior floating rate interests.

iSee Note 8 regarding credit risk and defaulted securities.

jThe security was issued on a discount basis with no stated coupon rate.

kA portion or all of the security has been segregated as collateral for securities sold short. At December 31, 2018, the value of this security pledged amounted to $67,454,552, representing 0.5% of net assets.

lSee Note 1(d) regarding securities sold short.

At December 31, 2018, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount	*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Currency Contracts
EUR/USD	Short	862	$124,154,938		3/18/19	$ 18,533
GBP/USD	Short	2,702	215,991,125		3/18/19	446,480

Total Futures Contracts						$465,013

*As of period end.

24	Annual Report	franklintempleton.com

FRANKLIN MUTUAL SHARES FUND

STATEMENT OF INVESTMENTS

At December 31, 2018, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty	[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Euro	BOFA		Buy	22,984,735	$26,190,537	1/14/19	$ 178,092	$ —
Euro	BONY		Sell	29,029,468	34,470,752	1/14/19	1,167,461	—
Euro	HSBK		Buy	40,156,645	45,753,694	1/14/19	314,957	—
Euro	HSBK		Sell	3,184,810	3,749,741	1/14/19	96,051	—
Euro	SSBT		Buy	10,367,564	11,809,439	1/14/19	84,474	—
Euro	SSBT		Sell	50,378,205	59,842,146	1/14/19	2,047,082	—
Euro	UBSW		Buy	7,415,299	8,436,166	1/14/19	70,841	—
British Pound	BOFA		Buy	2,596,054	3,289,858	1/16/19	23,549	—
British Pound	BOFA		Sell	4,427,482	5,888,817	1/16/19	237,916	—
British Pound	HSBK		Buy	4,018,408	5,098,978	1/16/19	29,811	—
British Pound	HSBK		Sell	3,654,007	4,875,256	1/16/19	211,560	—
British Pound	UBSW		Buy	677,452	856,134	1/16/19	8,514	—
South Korean Won	BONY		Sell	7,177,365,000	6,486,548	2/15/19	32,270	—
South Korean Won	HSBK		Buy	13,557,197,210	12,032,336	2/15/19	159,034	—
South Korean Won	HSBK		Sell	71,566,552,326	64,465,326	2/15/19	108,787	—
South Korean Won	UBSW		Buy	11,673,873,446	10,360,481	2/15/19	137,302	—
South Korean Won	UBSW		Sell	38,246,441,630	34,448,495	2/15/19	55,213	—
Euro	BONY		Sell	8,405,312	9,718,222	2/20/19	45,892	—
Euro	HSBK		Sell	11,994,483	14,179,256	2/20/19	376,723	—
Euro	SSBT		Sell	9,373,805	10,874,007	2/20/19	87,193	—
Euro	BONY		Sell	5,437,745	6,341,933	4/10/19	57,723	—
Euro	SSBT		Sell	5,437,746	6,342,587	4/10/19	58,375	—
Euro	BOFA		Sell	10,516,735	12,389,660	4/18/19	227,397	—
Euro	HSBK		Sell	10,516,734	12,391,763	4/18/19	229,500	—
British Pound	UBSW		Sell	44,604,887	58,439,762	4/24/19	1,241,489	—
Euro	HSBK		Sell	6,989,274	8,126,429	5/07/19	30,203	—
South Korean Won	BONY		Sell	7,343,124,345	6,623,184	5/17/19	—	(5,198)
South Korean Won	HSBK		Sell	56,232,780,334	50,651,036	5/17/19	—	(108,333)
South Korean Won	UBSW		Sell	55,844,969,521	49,950,778	5/17/19	—	(458,528)
Euro	HSBK		Sell	7,279,653	8,390,382	5/21/19	—	(52,492)
Euro	SSBT		Sell	23,290,869	27,121,053	5/21/19	108,517	—
British Pound	BOFA		Sell	92,809,023	120,164,658	5/28/19	961,916	—

Total Forward Exchange Contracts							$ 8,387,842	$ (624,551)

Net unrealized appreciation (depreciation)							$ 7,763,291

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 10 regarding other derivative information.

See Abbreviations on page 43.

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FRANKLIN MUTUAL SHARES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$11,292,576,386
Cost - Non-controlled affiliates (Note 3f and 11)	69,178,903

Value - Unaffiliated issuers	$12,438,929,686
Value - Non-controlled affiliates (Note 3f and 11)	107,376,649
Cash	1,049,841
Foreign currency, at value (cost $1,473,326)	1,473,326
Receivables:
Investment securities sold	3,735,682
Capital shares sold	15,641,423
Dividends and interest	34,842,532
European Union tax reclaims	7,177,446
Deposits with brokers for:
Securities sold short	160,083,230
Futures contracts	8,921,380
Unrealized appreciation on OTC forward exchange contracts	8,387,842
Other assets	1,788

Total assets	12,787,620,825

Liabilities:
Payables:
Investment securities purchased	12,225,832
Capital shares redeemed	26,497,982
Management fees	7,191,971
Distribution fees	2,368,070
Transfer agent fees	1,750,479
Trustees’ fees and expenses	955,705
Variation margin on futures contracts	919,800
Securities sold short, at value (proceeds $174,046,070)	148,540,745
Unrealized depreciation on OTC forward exchange contracts	624,551
Accrued expenses and other liabilities	648,864

Total liabilities	201,723,999

Net assets, at value	$12,585,896,826

Net assets consist of:
Paid-in capital	$10,995,202,122
Total distributable earnings (loss)	1,590,694,704

Net assets, at value	$12,585,896,826

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FRANKLIN MUTUAL SHARES FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2018

Class Z:
Net assets, at value	$5,189,476,003

Shares outstanding	214,006,966

Net asset value and maximum offering price per share	$24.25

Class A:
Net assets, at value	$3,852,134,274

Shares outstanding	160,510,109

Net asset value per share[a]	$24.00

Maximum offering price per share (net asset value per share ÷ 94.50%)	$25.40

Class C:
Net assets, at value	$ 309,755,931

Shares outstanding	12,923,293

Net asset value and maximum offering price per share[a]	$23.97

Class R:
Net assets, at value	$ 74,344,680

Shares outstanding	3,109,359

Net asset value and maximum offering price per share	$23.91

Class R6:
Net assets, at value	$3,160,185,938

Shares outstanding	130,438,414

Net asset value and maximum offering price per share	$24.23

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN MUTUAL SHARES FUND

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2018

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$304,973,581
Non-controlled affiliates (Note 3f and 11)	5,880,150
Interest:
Unaffiliated issuers	60,120,731
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	87,926
Non-controlled affiliates (Note 3f)	2,237
Other income (Note 1g)	1,743,290

Total investment income	372,807,915

Expenses:
Management fees (Note 3a)	95,371,099
Distribution fees: (Note 3c)
Class A	10,441,697
Class C	8,070,000
Class R	476,521
Transfer agent fees: (Note 3e)
Class Z	5,437,817
Class A	3,792,749
Class C	733,080
Class R	86,939
Class R6	774,618
Custodian fees (Note 4)	419,425
Reports to shareholders	727,921
Registration and filing fees	198,616
Professional fees	384,486
Trustees’ fees and expenses	895,295
Dividends on securities sold short	632,410
Other	308,809

Total expenses	128,751,482
Expense reductions (Note 4)	(94,069)
Expenses waived/paid by affiliates (Note 3f and 3g)	(48,100)

Net expenses	128,609,313

Net investment income	244,198,602

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	1,018,447,400
Controlled affiliates (Note 3f and 11)	27,760
Non-controlled affiliates (Note 3f and 11)	30,054
Foreign currency transactions	(2,661,002)
Forward exchange contracts	28,266,598
Futures contracts	31,843,852
Securities sold short	3,081,811

Net realized gain (loss)	1,079,036,473

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(2,589,264,773)
Non-controlled affiliates (Note 3f and 11)	(63,741,134)
Translation of other assets and liabilities denominated in foreign currencies	(464,358)
Forward exchange contracts	39,902,692
Futures contracts	6,968,472
Securities sold short	24,544,932

Net change in unrealized appreciation (depreciation)	(2,582,054,169)

Net realized and unrealized gain (loss)	(1,503,017,696)

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FRANKLIN MUTUAL SHARES FUND

FINANCIAL STATEMENTS

Statement of Operations (continued)

for the year ended December 31, 2018

Net increase (decrease) in net assets resulting from operations	$(1,258,819,094)

*Foreign taxes withheld on dividends	$8,272,037

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FRANKLIN MUTUAL SHARES FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended December 31,

	2018	2017

Increase (decrease) in net assets:
Operations:
Net investment income	$244,198,602	$329,366,264
Net realized gain (loss)	1,079,036,473	565,295,714
Net change in unrealized appreciation (depreciation)	(2,582,054,169)	361,422,610

Net increase (decrease) in net assets resulting from operations	(1,258,819,094)	1,256,084,588

Distributions to shareholders: (Note 1h)
Class Z	(359,738,797)	(440,140,182)
Class A	(258,843,422)	(284,207,900)
Class C	(16,133,984)	(57,527,176)
Class R	(4,696,240)	(6,815,560)
Class R6	(218,275,931)	(221,876,421)

Total distributions to shareholders	(857,688,374)	(1,010,567,239)

Capital share transactions: (Note 2)
Class Z	(162,098,601)	(1,618,916,627)
Class A	114,605,103	(431,662,396)
Class C	(631,170,380)	(138,671,413)
Class R	(21,048,937)	(17,540,464)
Class R6	(59,462,529)	1,869,126,723

Total capital share transactions	(759,175,344)	(337,664,177)

Net increase (decrease) in net assets	(2,875,682,812)	(92,146,828)
Net assets:
Beginning of year	15,461,579,638	15,553,726,466

End of year (Note 1h)	$12,585,896,826	$15,461,579,638

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FRANKLIN MUTUAL SHARES FUND

Notes to Financial Statements

1.  Organization and Significant Accounting

Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Shares Fund (Fund) is included in this report. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Beginning on October 19, 2018, Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

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FRANKLIN MUTUAL SHARES FUND

NOTES TO FINANCIAL STATEMENTS

1.  Organization and Significant Accounting

Policies (continued)

a.  Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2018, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives

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FRANKLIN MUTUAL SHARES FUND

NOTES TO FINANCIAL STATEMENTS

Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2018, the Fund had no OTC derivatives in a net liability position for such contracts.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At December 31, 2018, the Fund received $9,083,691 in U.K. Treasury Bonds and U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 10 regarding other derivative information.

d.  Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

e.  Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at

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FRANKLIN MUTUAL SHARES FUND

NOTES TO FINANCIAL STATEMENTS

1.  Organization and Significant Accounting Policies (continued)

e.  Securities Lending (continued)

least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2018, the Fund had no securities on loan.

f.  Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

g.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

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NOTES TO FINANCIAL STATEMENTS

h.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

i.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

For the year ended December 31, 2017, distributions to shareholders were as follows:

Distributions from net investment income :
Class Z	$(143,391,184)
Class A	(90,135,244)
Class C	(12,762,513)
Class R	(1,950,214)
Class R6	(87,386,307)
Distributions from net realized gains:
Class Z	(296,748,998)
Class A	(194,072,656)
Class C	(44,764,663)
Class R	(4,865,346)
Class R6	(134,490,114)

For the year ended December 31, 2017, undistributed net investment income (loss) included in net assets was $2,054,424.

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FRANKLIN MUTUAL SHARES FUND

NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest

At December 31, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,

	2018		2017

	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	10,029,587	$284,766,342	23,691,795	$696,267,462
Shares issued in reinvestment of distributions	13,492,550	320,309,753	13,747,109	395,547,594
Shares redeemed	(27,123,733)	(767,174,696)	(92,023,346)	(2,710,731,683)

Net increase (decrease)	(3,601,596)	$(162,098,601)	(54,584,442)	$(1,618,916,627)

Class A Shares:
Shares sold[a]	25,412,499	$710,808,675	17,964,808	$522,017,079
Shares issued in reinvestment of distributions	10,148,432	238,431,075	9,145,140	260,399,623
Shares redeemed	(29,787,083)	(834,634,647)	(41,761,357)	(1,214,079,098)

Net increase (decrease)	5,773,848	$114,605,103	(14,651,409)	$(431,662,396)

Class C Shares:
Shares sold	2,074,273	$57,275,560	2,533,117	$72,481,356
Shares issued in reinvestment of distributions	675,227	15,942,868	2,024,489	56,971,259
Shares redeemed[a]	(25,329,240)	(704,388,808)	(9,333,970)	(268,124,028)

Net increase (decrease)	(22,579,740)	$(631,170,380)	(4,776,364)	$(138,671,413)

Class R Shares:
Shares sold	347,792	$9,776,448	622,054	$17,981,440
Shares issued in reinvestment of distributions	199,115	4,662,921	239,266	6,777,153
Shares redeemed	(1,253,910)	(35,488,306)	(1,464,599)	(42,299,057)

Net increase (decrease)	(707,003)	$(21,048,937)	(603,279)	$(17,540,464)

Class R6 Shares:
Shares sold	14,420,824	$412,295,163	63,378,950	$1,870,087,713
Shares issued in reinvestment of distributions	9,195,249	218,103,352	7,729,991	221,874,105
Shares redeemed	(23,959,670)	(689,861,044)	(7,551,970)	(222,835,095)

Net increase (decrease)	(343,597)	$(59,462,529)	63,556,971	$1,869,126,723

aMay include a portion of Class C shares that were automatically converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN MUTUAL SHARES FUND

NOTES TO FINANCIAL STATEMENTS

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

0.675%	Up to and including $5 billion

0.645%	Over $5 billion, up to and including $10 billion

0.625%	Over $10 billion, up to and including $15 billion

0.595%	Over $15 billion, up to and including $20 billion

0.585%	Over $20 billion, up to and including $25 billion

0.565%	Over $25 billion, up to and including $30 billion

0.555%	Over $30 billion, up to and including $35 billion

0.545%	In excess of $35 billion

For the year ended December 31, 2018, the gross effective investment management fee rate was 0.649% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%

Class C	1.00%

Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$307,621

CDSC retained	$22,051

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FRANKLIN MUTUAL SHARES FUND

NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

d. Sales Charges/Underwriting Agreements (continued)

Effective September 10, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. Further details are disclosed in the Fund’s Prospectus.

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6 reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2018, the Fund paid transfer agent fees of $10,825,203, of which $5,695,664 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Income from securities loaned	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.99%	—	26,728,000	(26,728,000)	—	$ —	$2,237	$ —	$ —

g. Waiver and Expense Reimbursements

Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02% based on the average net assets of the class. Investor Services may discontinue this waiver in the future.

h. Other Affiliated Transactions

At December 31, 2018, one or more of the funds in Franklin Fund Allocator Series owned 11.3% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2018, the custodian fees were reduced as noted in the Statement of Operations.

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FRANKLIN MUTUAL SHARES FUND

NOTES TO FINANCIAL STATEMENTS

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2018, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2018	$955,705

[b]Increase in projected benefit obligation	$232,125

Benefit payments made to retired trustees	$(15,790)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. Income Taxes

The tax character of distributions paid during the years ended December 31, 2018 and 2017, was as follows:

	2018	2017

Distributions paid from:
Ordinary income	$273,584,591	$367,181,482
Long term capital gain	584,103,783	643,385,757

	$857,688,374	$1,010,567,239

At December 31, 2018, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$11,206,385,757

Unrealized appreciation	$2,440,010,903
Unrealized depreciation	(1,240,390,266)

Net unrealized appreciation (depreciation)	$1,199,620,637

Distributable earnings:
Undistributed ordinary income	$9,116,741
Undistributed long term capital gains	375,725,587

Total distributable earnings	$384,842,328

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

The Fund utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2018, aggregated $2,810,237,178 and $4,542,869,806, respectively.

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FRANKLIN MUTUAL SHARES FUND

NOTES TO FINANCIAL STATEMENTS

8. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2018, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $171,679,898, representing 1.4% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2018, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount/ Shares	Issuer	Acquisition Date	Cost	Value

19,594	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	$19,594	$—
7,234,813	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	4,804,678	306,590
63,079,866	International Automotive Components Group North America LLC	1/12/06 - 3/18/13	51,662,536	7,519,120

	Total Restricted Securities (Value is 0.1% of Net Assets)		$56,486,808	$7,825,710

10. Other Derivative Information

At December 31, 2018, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Variation margin on futures contracts	$465,013	[a]	Variation margin on futures contracts	$—

	Unrealized appreciation on OTC forward exchange contracts	8,387,842		Unrealized depreciation on OTC forward exchange contracts	624,551

Totals		$8,852,855			$624,551

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

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FRANKLIN MUTUAL SHARES FUND

NOTES TO FINANCIAL STATEMENTS

For the year ended December 31, 2018, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Forward exchange contracts	$28,266,598	Forward exchange contracts	$39,902,692

	Futures contracts	31,843,852	Futures contracts	6,968,472

Totals		$60,110,450		$46,871,164

For the year ended December 31, 2018, the average month end notional amount of futures contracts represented $518,598,030. The average month end contract value of forward exchange contracts was $1,138,324,591.

See Note 1(c) regarding derivative financial instruments.

11. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended December 31, 2018, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)		Net Change in Unrealized Appreciation (Depreciation)

Controlled Affiliates[a]
CB FIM Coinvestors LLC	43,105,703	—	(43,105,703)[b]	—	$—	$—	$27,760		$—

Non-Controlled Affiliates
Alexander’s Inc.	326,675	—	—	326,675	$99,550,939	$5,880,150	$30,054	[c]	$(29,763,360)
International Automotive Components Group Brazil LLC	7,234,813	—	—	7,234,813	306,590	—	—		58,544
International Automotive Components Group North America LLC	63,079,866	—	—	63,079,866	7,519,120	—	—		(34,036,318)

Total Non-Controlled Affiliates					$107,376,649	$5,880,150	$30,054		$(63,741,134)

Total Affiliated Securities (Value is 0.9% of Net Assets)					$107,376,649	$5,880,150	$57,814		$(63,741,134)

aIssuer in which the Fund owns 25% or more of the outstanding voting securities.

bGross reduction was the result of a corporate action.

cRealized gain distribution from REITs.

12. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 8, 2019, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 7, 2020, for a total of $2 billion.

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FRANKLIN MUTUAL SHARES FUND

NOTES TO FINANCIAL STATEMENTS

12. Credit Facility (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2018, the Fund did not use the Global Credit Facility.

13. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of December 31, 2018, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Auto Components	$48,622,212	$—	$7,825,710		$56,447,922
Machinery	—	87,175,766	—		87,175,766
Media	604,371,865	3,772,687	—		608,144,552
Metals & Mining	19,181,964	26,754,222	—		45,936,186
Software	288,295,710	567,319	—		288,863,029
All Other Equity Investments	9,575,766,734	—	—	[c]	9,575,766,734
Corporate Notes and Senior Floating Rate Interests	—	374,536,611	—		374,536,611
Corporate Notes and Senior Floating Rate Interests in Reorganization	—	171,679,898	—	[c]	171,679,898
Companies in Liquidation	—	174,760	—	[c]	174,760
Short Term Investments	1,313,980,877	23,600,000	—		1,337,580,877

Total Investments in Securities	$11,850,219,362	$688,261,263	$7,825,710		$12,546,306,335

Other Financial Instruments:
Futures Contracts	$465,013	$—	$—		$465,013
Forward Exchange Contracts	—	8,387,842	—		8,387,842

Total Other Financial Instruments	$465,013	$8,387,842	$—		$8,852,855

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FRANKLIN MUTUAL SHARES FUND

NOTES TO FINANCIAL STATEMENTS

	Level 1	Level 2	Level 3	Total

Liabilities:
Other Financial Instruments:
Securities Sold Short[a]	$148,540,745	$—	$—	$148,540,745
Forward Exchange Contracts	—	624,551	—	624,551

Total Other Financial Instruments	$148,540,745	$624,551	$—	$149,165,296

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common stocks and management investment companies as well as other equity interests.

cIncludes securities determined to have no value at December 31, 2018.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

14. New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-14, Compensation—Retirement Benefits—Defined Benefit Plans—General (Subtopic 715-20): Disclosure Framework—Changes to the Disclosure Requirements for Defined Benefit Plans. The amendments in the ASU modify the disclosure requirements for employers that sponsor defined benefit pension or other postretirement plans. The ASU is effective for annual reporting periods ending after December 15, 2020. Management is currently evaluating the impact, if any, of applying this provision.

15. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America Corp.	EUR	Euro	ADR	American Depositary Receipt
BONY	The Bank of New York Mellon Corp.	GBP	British Pound	FHLB	Federal Home Loan Bank
HSBK	HSBC Bank PLC	USD	United States Dollar	LIBOR	London InterBank Offered Rate
SSBT	State Street Bank and Trust Co., N.A.
UBSW	UBS AG

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FRANKLIN MUTUAL SHARES FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Franklin Mutual Shares Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Franklin Mutual Shares Fund (the “Fund”) (one of the funds constituting Franklin Mutual Series Funds), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Franklin Mutual Shares Fund (one of the funds constituting Franklin Mutual Series Funds) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Franklin investment companies since 1987.

Boston, Massachusetts

February 20, 2019

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FRANKLIN MUTUAL SHARES FUND

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $682,605,704 as a long term capital gain dividend for the fiscal year ended December 31, 2018.

Under Section 871(k)(2)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $28,582,586 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Internal Revenue Code for the fiscal year ended December 31, 2018.

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 70.18% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2018.

Under Section 854(b)(1)(B) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $287,866,117 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code for the fiscal year ended December 31, 2018. Distributions, including qualified dividend income, paid during calendar year 2018 will be reported to shareholders on Form 1099-DIV by mid-February 2019. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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FRANKLIN MUTUAL SERIES FUNDS

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name,Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 1987	14	None

Principal Occupation During at Least the Past 5 Years:

Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 1995	38	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee and Vice Chairman	Trustee since 2002 and Vice Chairman since 2015	14	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC (1999-present) and Fiduciary International Ireland Limited (1999-2015).

Principal Occupation During at Least the Past 5 Years:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Jan Hopkins Trachtman (1947) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2009	14	FinTech Acquisition Corp. III (special purpose fintech acquisition company) (2018-present)

Principal Occupation During at Least the Past 5 Years:

President and Founder, The Jan Hopkins Group (communications consulting firm); serves on Advisory Board of Knight Bagehot Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

Keith Mitchell (1954) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2009	14	None

Principal Occupation During at Least the Past 5 Years:
Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

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Independent Board Members (continued)

Name,Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

David W. Niemiec (1949) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2015	38	Hess Midstream Partners LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 1998	14	None

Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Robert E. Wade (1946) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee and Chairman of the Board	Trustee since 1993 and Chairman of the Board since 2005	38	El Oro Ltd (investments) (2003-present).

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

Gregory H. Williams (1943) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2015	14	None

Principal Occupation During at Least the Past 5 Years:

Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

Interested Board Members and Officers

Name,Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	150	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Peter A. Langerman (1955) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee, President, and Chief Executive Officer – Investment Management	Trustee since 2007, President, and Chief Executive Officer – Investment Management since 2005	7	American International Group, Inc. (AIG) Credit Facility Trust (2010-2011).

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; President and Chief Investment Officer, Franklin Advisory Services, LLC; and officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments.

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FRANKLIN MUTUAL SERIES FUNDS

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Vice President since 2009 and Secretary since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 16 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

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*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is the Fund’s investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Edward I. Altman, Ph.D., Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Messrs. Altman and Niemiec and Ms. Bates qualify as such an expert in view of their extensive business background and experience. Mr. Altman has served as a member of the Fund Audit Committee since 1987. He currently serves as a Max L. Hine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University. Ms. Bates has served as a member of the Fund Audit Committee since 1995. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2015, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Messrs. Altman and Niemiec and Ms. Bates have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Messrs. Altman and Niemiec and Ms. Bates are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN MUTUAL SHARES FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter

Franklin Mutual Shares Fund

Investment Manager

Franklin Mutual Advisers, LLC

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301 - (Class A, C, R & R6)

(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2019 Franklin Templeton Investments. All rights reserved.	474 A 02/19

Annual Report and Shareholder Letter December 31, 2018

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Franklin Templeton

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Franklin Mutual Financial Services Fund Shareholder:

Investors started 2018 seemingly with the wind at their back. The primary tailwinds were strong corporate earnings growth in most developed markets, healthy consumer and business investment spending, and the positive effect of major U.S. tax cuts. In addition, the global economy continued its steady expansion since the financial crisis of 2008–2009. Unemployment continued to decline in the U.S. and other developed markets, while U.S. wage growth showed some signs of accelerating. As a result, equity markets reached new highs in August and September. However, volatility and market downturns soon made their mark on 2018. As measured by the Chicago Board Options Exchange Volatility Index (VIX), 2017 was the least volatile year on record for the Standard & Poor’s 500® Index (S&P 500®), but the VIX surged in February 2018 and jumped again in October and December 2018. Heightened trade tensions between the U.S. and China, geopolitical events in Europe and a growing belief that corporate earnings and economic growth will likely decelerate in 2019 hindered equity markets. A flattening U.S. Treasury yield curve, wider credit spreads and growing market concern that the U.S. Federal Reserve may raise interest rates too aggressively were also important drivers of market turbulence. For the period ended December 31, 2018, U.S. stocks, as measured by the S&P 500, had a -4.38% total return.1 Stocks in global developed markets, as measured by the MSCI World Index (USD), had a -8.20% total return.1

While equity markets were broadly down for the year, there were pockets of positive performance concentrated in areas of growth and innovation, such as software, information

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

technology services and segments of the health care sector. It is no surprise, therefore, that growth stocks managed to perform better than value stocks during the period. The MSCI World Growth Index (USD) had a -6.42% total return, while the MSCI World Value Index (USD) had a -10.09% total return.1

The return of volatility is an appropriate reminder that securities markets are dynamic. We believe active, professional investment management serves investors well since market volatility is more the norm than uninterrupted positive returns. Valuation is an essential factor in our analysis and we always ask ourselves if current and potential investments represent an attractive balance of risk and reward. We remain committed to a bottom-up stock-picking process that is disciplined and driven by rigorous fundamental analysis that attempts to limit downside risk. In our view, investing in underappreciated and misunderstood companies with identifiable catalysts for unlocking shareholder value can offer significant upside potential as well as a degree of downside protection.

We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook will be well positioned for the years ahead.

On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past 12 months in light of the economic environment

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Peter A. Langerman

Chairman, President and Chief Executive Officer

Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of December 31, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Franklin Mutual Financial Services Fund

This annual report for Franklin Mutual Financial Services Fund covers the fiscal year ended December 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of financial services companies that the investment manager believes are available at market prices less than their intrinsic value. The equity securities in which the Fund invests are primarily common stock with a current focus on mid- and large cap companies. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Fund may invest in foreign securities without limit. The Geographic Composition bar chart on this page lists the leading countries where the Fund invests.

Performance Overview

The Fund’s Class Z shares had a cumulative total return of -16.49% for the 12 months ended December 31, 2018. For comparison, the Fund’s primary benchmark, the MSCI World Financials Index (USD), which captures large and midcap representation across 23 developed markets countries, had a -16.46% total return, while its secondary benchmark, the Standard & Poor’s 500 (S&P 500®) Financials Index, which tracks financials stocks in the S&P 500 Index, had a -13.03% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded during the 12 months under review, despite weakness in certain regions. Global developed and emerging market stocks were aided at certain points during

Geographic Composition*

Based on Total Net Assets as of 12/31/18

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

the period by higher crude oil prices, upbeat economic data, easing trade tensions and encouraging corporate earnings reports, as well as indications of a slower pace of interest-rate increases from the U.S. Federal Reserve (Fed).

However, various factors weighed on global markets during the period, including concerns about tighter regulation of technology companies, political uncertainties in the U.S. and the European Union, and major central banks’ interest-rate path and unwinding of monetary stimulus measures. Markets were further pressured by U.S. trade disputes with its allies and China, and their impact on global growth and corporate earnings. In this environment, global stocks, as measured by

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 17.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

the MSCI All Country World Index, had a -8.93% total return for the 12 months ended December 31, 2018.1

The U.S. economy grew during the 12-month period. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, business investment, exports and government spending. However, growth moderated in the third quarter due to declines in exports and housing investment. The unemployment rate declined from 4.1% in December 2017 to 3.9% at period-end.2 Annual inflation, as measured by the Consumer Price Index, decreased from 2.1% in December 2017 to 1.9% at period-end.2 The Fed raised its target range for the federal funds rate four times during the period, to 2.25%–2.50%, and continued reducing its balance sheet as part of an ongoing plan to normalize monetary policy. At its December meeting, the Fed reduced the projected 2019 rate increases to two, compared to three projected previously.

In Europe, the U.K.’s quarterly economic growth moderated in 2018’s first quarter, but accelerated in 2018’s second and third quarters. The Bank of England raised its key policy rate once during the review period. After moderating in 2018’s first quarter, the eurozone’s quarterly growth remained stable in the second quarter, but eased in the third quarter. The bloc’s annual inflation rate ended the period higher than in December 2017. The European Central Bank (ECB) kept its benchmark interest rate unchanged during the period. In December 2018, the ECB confirmed its plan to conclude its bond purchase program at the end of 2018 and reiterated it expects key interest rates to remain unchanged through the summer of 2019.

In Asia, Japan’s quarterly gross domestic product (GDP) grew in 2018’s second quarter, following a contraction in the first quarter, but contracted again in the third quarter. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP growth remained stable in 2018’s first and second quarters, but accelerated in the third quarter. The Central Bank of Brazil lowered its benchmark interest rate twice during the period. Russia’s annual GDP growth rate accelerated in 2018’s first and second quarters, but moderated in the third quarter. After lowering its key rate twice early in the period, the Bank of Russia raised it twice in the period’s second half to curtail inflation risks. China’s annual GDP grew at a stable rate in 2018’s first quarter, but it moderated in the second and third quarters. The

People’s Bank of China left its benchmark interest rate unchanged during the period, but it took measures to improve financial liquidity to mitigate the negative effects of the U.S.-China trade dispute and support economic growth. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, had a -14.25% total return during the period.1

Investment Strategy

We strive to provide investors with superior risk-adjusted returns over time through our distinctive, value investment style, which includes investments in undervalued common stocks, and to a significantly lesser extent, distressed debt and merger arbitrage. Rigorous fundamental analysis drives our investment process. We attempt to determine each investment’s intrinsic value as well as the price at which we would be willing to commit shareholder funds. While valuation remains our key consideration, we utilize numerous fundamental factors such as return on equity, financial leverage and long-term earnings power. We also consider factors such as management quality and competitive position. As always, our approach to investing is as much about assessing risk and containing losses as it is about achieving profits. In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is return on equity?

Return on equity is a measure of profitability, expressed as a percentage, calculated by dividing a company’s net income by total shareholder equity for a given period. Return on equity tells common shareholders how effectually their money is being employed. Comparing percentages for current and prior periods also reveals trends, and comparison with industry composites reveals how well a company is holding its own against its competitors.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

In 2018, corporate profits in the U.S. and other developed markets continued their impressive year-over-year growth. In addition, labor markets showed further improvement, consumer spending was solid, and U.S. corporate tax reforms encouraged

2. Source: U.S. Bureau of Labor Statistics.

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companies to buy back more stock, raise dividends and increase capital expenditures. Those positive fundamentals were periodically overshadowed by political and economic concerns, particularly in the final three months of the year.

As major U.S. equity markets established new all-time highs in 2018, overall U.S. equity market valuations (e.g., price-to-earnings, price-to-book or price-to-sales) became increasingly unattractive, in our analysis. The equity market sell-off in the fourth-quarter helped to return valuations to more reasonable levels. The sell-off and rise in volatility yielded an opportunity for us to seek out stocks with strong corporate fundamentals and valuations whose risk/reward profiles seemed to us to have become more favorable.

In 2019, policy events may have considerable influence, for better or worse, on economic growth, investor sentiment and financial market performance and volatility. Markets are likely to be particularly sensitive to developments in U.S.-China trade relations, monetary policy moves by the Fed and other major central banks, oil production decisions by OPEC (The Organization of the Petroleum Exporting Countries) and other oil producing countries, the outcome of Brexit, China’s response to its slowing economy and potential political discord in Washington, D.C.

Europe’s equity market overall was trading at an attractively lower price-to-earnings multiple and higher dividend yield than the U.S. equity market at period-end. We also saw an increase in investor activism, which we viewed as encouraging. However, those favorable factors were offset in part by economic data, which showed increased slowing of economic activity across the region. From an investment standpoint, we are hopeful that 2019 will be a year of potential resolution and clarity. The biggest political event will likely be Brexit, as a resolution to the situation remained unclear as of period-end. The uncertainty around the terms and timing of a deal continued to undermine consumer and corporate confidence. From our perspective, we believe the European Union and the U.K. will ultimately reach an agreement that makes sense for both sides, and we believe the approval of such an agreement would likely have a significantly positive effect on investor, consumer and corporate sentiment in the U.K. We will also pay close attention to structural reform efforts in France, policy decisions from a populist coalition government in Italy and the political transition in Germany. In December, Chancellor Angela Merkel stepped down as leader of the Christian Democratic Union but stated her intention to remain in office for the remaining three years of her term as Chancellor.

Portfolio Composition*

Based on Total Net Assets as of 12/31/18

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

In Asia, economic and financial market weakness in China has been brought on by multiple factors. The U.S.-China trade conflict has disrupted manufacturing activity and supply chains. As trade tensions escalated in 2018, manufacturers accelerated production to avoid upcoming tariffs. At year-end, supply chains were filled with inventory, while manufacturing activity was weak. Entering 2019, the near-term question is how long the inventory overhang will last, while the more significant question is to what extent the trade conflict will alter supply chains in the medium to long term. Amid the trade conflict, China has proven resolute in its attempt to dampen the reliance on leverage, which has hindered economic activity as well. While the government has enacted some stimulus measures, such as tax cuts, they may be less impactful than prior stimulus through fiscal spending. Meanwhile, government social policies impacting personal freedoms have had a negative effect on consumer sentiment.

Investment Spotlight

The insurance industry has been an area of significant interest for Mutual Series since the Great Recession. The Portfolio Composition bar chart on this page lists insurance and also other leading industries in which the Fund currently invests. We were able to find quality insurers trading at discounts to our estimate of intrinsic value during the post-crisis period of financial services recapitalization, followed by the restructuring

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of the financial services industry in Europe, and finally capital rationalization in the U.S. financials sector. During the past 10 years, insurance industry trends have provided investment opportunities for value investors. The Mutual Series investment process focuses on finding companies trading below our estimate of intrinsic value and with potential catalysts for value creation. With interest rates at secular low levels, insurers have focused on operational efficiencies, cash flow from underwriting, and rational capital structures to maintain acceptable profitability. Life insurance businesses have mainly focused on improving returns through cost savings and capital rationalization, while property casualty businesses have emphasized better underwriting and capital management.

After several years of equity market outperformance, insurers were hurt by increased natural catastrophe losses around the globe in both 2017 and 2018, jitters regarding global economic growth prospects and a widening of credit spreads. Despite these headwinds, we think valuations at year-end remained attractive, and our holdings have idiosyncratic catalysts that provide attractive return potential. In addition, the large natural catastrophe losses suffered by property and casualty insurers should present an opportunity for them to increase premiums as they adjust risk profiles.

Mutual Series has owned the Netherlands-based NN Group since its 2014 initial public offering (IPO). NN Group was spun out of ING Groep3 and consists of life insurance, other insurance and asset management operations in Europe and Japan. The initial investment case revolved around the rationalization of capital and cost efficiencies. In 2017, NN Group acquired Dutch insurer Delta Lloyd at an attractive internal rate of return with the potential for significant synergies from the combined company. Since the IPO, the company has returned a significant amount of capital to shareholders and lowered expenses, while maintaining one of the strongest balance sheets in the industry. We expect additional progress on the integration of Delta Lloyd to generate increased cash flow in the future. NN Group is listed among the Fund’s largest positions in the Top 10 Equity Holdings table on this page.

Fund Performance

Turning to Fund performance, top positive contributors included Norway-based securities trading market operator Oslo Bors, global insurer XL Group and international insurer Ageas.

Top 10 Equity Holdings

12/31/18

Company Sector/Industry, Country	% of Total Net Assets
NN Group NV	4.8%
Insurance, Netherlands
The Hartford Financial Services Group Inc.	4.0%
Insurance, U.S.
Alleghany Corp.	3.6%
Insurance, U.S.
American International Group Inc.	3.6%
Insurance, U.S.
JPMorgan Chase & Co.	3.6%
Banks, U.S.
Voya Financial Inc.	3.5%
Diversified Financial Services, U.S.
Everest Re Group Ltd.	3.4%
Insurance, U.S.
ASR Nederland NV	3.1%
Insurance, Netherlands
HSBC Holdings PLC	3.0%
Banks, U.K.
Wells Fargo & Co.	3.0%
Banks, U.S.

Oslo Bors offers the only regulated markets for securities trading in Norway. In December 2018, Euronext3, an operator of stock and derivatives markets in Europe, made an all-cash bid for Oslo Bors at a 21% premium to the stock price prior to the announcement. We believe the acquisition makes sense for both companies and see few reasons for it to face resistance from competition regulators. Subsequent to the announcement of the transaction the Fund exited the position.

Shares of XL Group, a global insurance and reinsurance company, rallied in early 2018, aided by generally upbeat quarterly results. We exited the position in March, following the announcement of XL Group’s acquisition by AXA3, another global insurer, at a substantial premium to XL Group’s closing price prior to the announcement.

Ageas is a diversified insurance company with operations in Belgium, the U.K., Portugal, Turkey and Asia. It announced a greater-than-expected dividend increase in February 2018 and solid quarterly results in May 2018, despite investor concerns about potentially higher weather-related losses. Ageas had done a good job overall with improving its cash generation, as well as increasing its regulatory capital base. In November 2018, we sold our position in Ageas, as our original investment catalysts

3. Not a Fund holding.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

had largely played out and its reorganization plan, announced in September 2018, did not alter our investment thesis or estimate of fair value.

During the period under review, Fund investments that detracted from performance included U.S.-based insurer American International Group (AIG), U.S.-based diversified financial services company Citigroup and U.S.-based bank Citizen’s Financial Group.

Shares of AIG slipped in early 2018 as investors reacted negatively to the price AIG paid to acquire Validus Holdings3, a provider of insurance and reinsurance products. The acquisition price represented a significant premium to Validus’ stock price immediately prior to the announcement. However, we believe the acquisition made strategic sense as Validus gives AIG a complementary group of profitable insurance and reinsurance businesses. The stock price slipped further in October 2018, due to larger-than-expected catastrophe-related losses announced ahead of quarterly results. The losses were due to multiple typhoons in Japan, Hurricane Florence and wildfires in California. Investors tend to look beyond uncharacteristic weather-related losses. However, we believe AIG’s series of operating challenges and negative surprises in prior years, such as additional commercial reserves and increases in loss estimates on current business, likely factored into the stock’s significant decline.

Citigroup followed the steep decline among financials sector companies in the final quarter of 2018. Citigroup announced generally positive quarterly results throughout 2018, including October. However, mounting evidence of a global economic slowdown, a widening of credit spreads and the ongoing global trade dispute led investors to become increasingly concerned that a U.S. recession is more likely in the next two years. Additionally, some investors believe the flat or inverted yield curve, which occurred in December 2018, has historically been an early indicator of an impending economic downturn. Although we do not subscribe to the notion that a recession is imminent in the U.S., we are confident Citigroup is well positioned to weather a potential economic slowdown.

Citizens Financial Group is a regional bank focused on the Northeastern U.S. The stock slipped in the second half of the year due to fears of slowing global economic activity negatively affecting the U.S. economy, leading to lower U.S. interest rates, rising credit costs and slower revenue and earnings growth for the industry. In addition, the U.S. Treasury yield curve flattened and inverted in the latter stages of the year and credit spreads widened. On a long-term basis, we believe Citizens remains well positioned to continue driving improved results through a combination of capital deployment, balance sheet optimization and cost controls.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive overall impact on the Fund’s performance because of the appreciation of the U.S. dollar versus the hedged currencies.

What is a currency forward?

A currency forward is a direct agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

As fellow shareholders, we found recent relative and absolute performance disappointing, but it is not uncommon for our strategy to lag the equity markets at times. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Thank you for your participation in Franklin Mutual Financial Services Fund. We look forward to continuing to serve your investment needs.

Andrew Sleeman, CFA Co-Portfolio Manager

Andrew B. Dinnhaupt, CFA Co-Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Performance Summary as of December 31, 2018

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 12/31/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[1]	Average Annual Total Return	[2]

Z

1-Year	-16.49%		-16.49%

5-Year	+27.80%		+5.03%

10-Year	+126.55%		+8.52%

A3

1-Year	-16.72%		-21.30%

5-Year	+26.03%		+3.55%

10-Year	+120.09%		+7.60%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 11 for Performance Summary footnotes.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

PERFORMANCE SUMMARY

Distributions (1/1/18–12/31/18)

Share Class	Net Investment Income	Long-Term Capital Gain	Total

Z	$0.1712	$0.5183	$0.6895

A	$0.1180	$0.5183	$0.6363

C	$0.0587	$0.5183	$0.5770

R6	$0.2030	$0.5183	$0.7213

Total Annual Operating Expenses5

Share Class

Z	1.09%

A	1.34%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investing in a single-sector fund involves special risks, including greater sensitivity to economic, political or regulatory developments impacting the sector. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. Smaller-company stocks have exhibited greater price volatility than larger-company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower-rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 5.50%.

4. Source: Morningstar. The MSCI World Financials Index (USD) captures large and midcap representation across 23 developed markets countries. The S&P 500 Financials Index is market capitalization-weighted and consists of all financial stocks in the S&P 500. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18–12/31/18[1,2]	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18–12/31/18[1,2]	Net Annualized Expense Ratio[2]
Z	$ 1,000	$ 875.00	$ 5.25	$ 1,019.61	$ 5.65	1.11%
A	$ 1,000	$ 873.60	$ 6.42	$ 1,018.35	$ 6.92	1.36%
C	$ 1,000	$ 870.30	$ 9.95	$ 1,014.57	$ 10.71	2.11%
R6	$ 1,000	$ 875.10	$ 4.68	$ 1,020.21	$ 5.04	0.99%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Financial Highlights
	Year Ended December 31,
	2018	2017	2016		2015		2014

Class Z

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$24.14	$21.65	$19.63		$18.40		$16.90

Income from investment operations[a]:
Net investment income[b]	0.38 [c]	0.22	0.31	[d]	0.30	[e]	0.25
Net realized and unrealized gains (losses)	(4.37)	2.76	2.00		1.23		1.62

Total from investment operations	(3.99)	2.98	2.31		1.53		1.87

Less distributions from:
Net investment income	(0.17)	(0.49)	(0.29)		(0.30)		(0.37)
Net realized gains	(0.52)	—	—		—		—

Total distributions	(0.69)	(0.49)	(0.29)		(0.30)		(0.37)

Net asset value, end of year	$19.46	$24.14	$21.65		$19.63		$18.40

Total return	(16.49)%	13.77%	11.79%		8.34%		11.07%

Ratios to average net assets
Expenses[f]	1.09% [g]	1.09%	1.13%	[g]	1.13%		1.14%
Net investment income	1.61% [c]	0.95%	1.64%	[d]	1.53%	[e]	1.44%

Supplemental data
Net assets, end of year (000’s)	$142,212	$210,825	$162,687		$178,157		$112,156
Portfolio turnover rate	33.11%	67.89%	34.58%		25.43%		33.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.29%.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.38%.
eNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.81%.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2018	2017	2016		2015		2014

Class A

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$24.21	$21.70	$19.69		$18.46		$16.96

Income from investment operations[a]:
Net investment income[b]	0.31 [c]	0.16	0.26	[d]	0.25	[e]	0.20
Net realized and unrealized gains (losses)	(4.36)	2.78	1.99		1.23		1.61

Total from investment operations	(4.05)	2.94	2.25		1.48		1.81

Less distributions from:
Net investment income	(0.12)	(0.43)	(0.24)		(0.25)		(0.31)
Net realized gains	(0.52)	—	—		—		—

Total distributions	(0.64)	(0.43)	(0.24)		(0.25)		(0.31)

Net asset value, end of year	$19.52	$24.21	$21.70		$19.69		$18.46

Total return[f]	(16.72)%	13.55%	11.46%		8.05%		10.71%

Ratios to average net assets
Expenses[g]	1.34% [h]	1.34%	1.38%	[h]	1.41%		1.44%
Net investment income	1.36% [c]	0.70%	1.39%	[d]	1.25%	[e]	1.14%

Supplemental data
Net assets, end of year (000’s)	$298,878	$368,850	$346,008		$360,278		$255,242
Portfolio turnover rate	33.11%	67.89%	34.58%		25.43%		33.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.04%.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.13%.

eNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.53%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2018	2017	2016		2015		2014

Class C

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$24.08	$21.60	$19.61		$18.41		$16.92

Income from investment operations[a]:
Net investment income (loss)[b]	0.15 [c]	(0.01)	0.12	[d]	0.10	[e]	0.08
Net realized and unrealized gains (losses)	(4.33)	2.74	1.96		1.24		1.60

Total from investment operations	(4.18)	2.73	2.08		1.34		1.68

Less distributions from:
Net investment income	(0.06)	(0.25)	(0.09)		(0.14)		(0.19)
Net realized gains	(0.52)	—	—		—		—

Total distributions	(0.58)	(0.25)	(0.09)		(0.14)		(0.19)
Net asset value, end of year	$19.32	$24.08	$21.60		$19.61		$18.41

Total return[f]	(17.35)%	12.66%	10.64%		7.30%		9.93%

Ratios to average net assets
Expenses[g]	2.09% [h]	2.09%	2.13%	[h]	2.13%		2.14%
Net investment income (loss)	0.61% [c]	(0.05)%	0.64%	[d]	0.53%	[e]	0.44%

Supplemental data
Net assets, end of year (000’s)	$58,610	$134,117	$128,766		$132,975		$89,341
Portfolio turnover rate	33.11%	67.89%	34.58%		25.43%		33.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.29%.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.38%.

eNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.19)%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2018	2017	2016		2015		2014

Class R6

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$24.30	$21.79	$19.76		$18.52		$16.88

Income from investment operations[a]:
Net investment income[b]	0.41 [c]	0.25	0.32	[d]	0.07	[e]	0.25
Net realized and unrealized gains (losses)	(4.41)	2.78	2.03		1.49		1.66

Total from investment operations	(4.00)	3.03	2.35		1.56		1.91

Less distributions from:
Net investment income	(0.20)	(0.52)	(0.32)		(0.32)		(0.27)
Net realized gains	(0.52)	—	—		—		—

Total distributions	(0.72)	(0.52)	(0.32)		(0.32)		(0.27)

Net asset value, end of year	$19.58	$24.30	$21.79		$19.76		$18.52

Total return	(16.41)%	13.92%	11.93%		8.55%		11.23%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.06%	0.97%	0.99%		1.16%		2.61%
Expenses net of waiver and payments by affiliates[f]	0.97%	0.95%	0.96%		0.96%		0.97%
Net investment income	1.73% [c]	1.09%	1.81%	[d]	1.70%	[e]	1.61%

Supplemental data
Net assets, end of year (000’s)	$3,371	$4,523	$2,601		$1,421		$12
Portfolio turnover rate	33.11%	67.89%	34.58%		25.43%		33.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.41%.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.55%.

eNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.98%.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Statement of Investments, December 31, 2018

	Country	Shares	Value

Common Stocks 91.1%
Banks 34.2%
[a,b] AB&T Financial Corp.	United States	226,100	$126,616
AIB Group PLC	Ireland	2,267,537	9,532,370
Barclays PLC	United Kingdom	2,700,433	5,183,499
CIT Group Inc.	United States	123,611	4,730,593
Citigroup Inc.	United States	180,610	9,402,557
Citizens Financial Group Inc.	United States	487,200	14,484,456
[a] Credito Valtellinese SpA.	Italy	117,345,631	9,866,444
[a] FCB Financial Holdings Inc., A	United States	114,987	3,861,263
First Horizon National Corp.	United States	386,229	5,082,774
Guaranty Bancorp.	United States	44,161	916,341
HSBC Holdings PLC	United Kingdom	1,823,653	15,044,393
ING Groep NV	Netherlands	974,255	10,504,396
JPMorgan Chase & Co.	United States	183,680	17,930,842
Shinsei Bank Ltd.	Japan	1,134,000	13,543,850
Societe Generale SA	France	144,470	4,605,148
Southern National Bancorp of Virginia Inc.	United States	649,760	8,589,827
Standard Chartered PLC	United Kingdom	1,728,056	13,427,164
State Bank Financial Corp.	United States	63,760	1,376,578
UniCredit SpA.	Italy	404,554	4,582,543
Wells Fargo & Co.	United States	323,670	14,914,714
Yes Bank Ltd.	India	1,738,037	4,541,830

			172,248,198

Capital Markets 3.7%
Credit Suisse Group AG	Switzerland	719,393	7,867,964
Deutsche Bank AG	Germany	991,436	7,907,230
Guotai Junan Securities Co. Ltd.	China	1,396,063	2,824,039

			18,599,233

Consumer Finance 4.6%
Capital One Financial Corp.	United States	132,810	10,039,108
[c] Hoist Finance AB, 144A	Sweden	1,286,396	6,280,227
Sun Hung Kai & Co. Ltd.	Hong Kong	14,145,704	6,684,005

			23,003,340

Diversified Financial Services 3.5%
Voya Financial Inc.	United States	436,050	17,503,047

Household Durables 1.9%
[a] Cairn Homes PLC	Ireland	3,177,704	3,895,884
[a,c] Neinor Homes SA, 144A	Spain	380,000	5,660,252

			9,556,136

Insurance 40.9%
Alleghany Corp.	United States	29,137	18,161,675
American International Group Inc.	United States	456,658	17,996,892
ASR Nederland NV	Netherlands	397,362	15,744,183
[a] Brighthouse Financial Inc.	United States	152,300	4,642,104
China Life Insurance Co. Ltd., H	China	5,331,000	11,328,502
Chubb Ltd.	United States	71,050	9,178,239
Direct Line Insurance Group PLC	United Kingdom	2,400,878	9,757,700
Everest Re Group Ltd.	United States	79,900	17,399,024
The Hartford Financial Services Group Inc.	United States	458,972	20,401,305
Lancashire Holdings Ltd.	United Kingdom	1,466,448	11,314,031
MetLife Inc.	United States	339,170	13,926,320
NN Group NV	Netherlands	605,115	24,128,258

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

STATEMENT OF INVESTMENTS

	Country	Shares	Value
Common Stocks (continued)
Insurance (continued)
RSA Insurance Group PLC	United Kingdom	1,772,670	$11,610,428
Sabre Insurance Group PLC	United Kingdom	3,137,265	10,922,176
T&D Holdings Inc.	Japan	812,169	9,477,775

			205,988,612

Real Estate Management & Development 0.1%
[a] Dolphin Capital Investors Ltd.	Greece	3,979,650	296,890

Thrifts & Mortgage Finance 2.2%
Indiabulls Housing Finance Ltd.	India	907,348	11,136,109

Total Common Stocks (Cost $521,142,563)			458,331,565

		Principal Amount

Short Term Investments 5.8%

U.S. Government and Agency Securities 5.8%
[d] FHLB, 1/02/19.	United States	$5,000,000	5,000,000
[d] U.S. Treasury Bill,
1/02/19	United States	10,000,000	10,000,000
1/29/19 - 6/06/19	United States	14,000,000	13,902,644

Total U.S. Government and Agency Securities
(Cost $28,900,870)			28,902,644

Total Investments (Cost $550,043,433) 96.9%			487,234,209
Other Assets, less Liabilities 3.1%			15,837,505

Net Assets 100.0%			$503,071,714

aNon-income producing.

bSee Note 10 regarding holdings of 5% voting securities.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2018, the aggregate value of these securities was $11,940,479, representing 2.4% of net assets.

dThe security was issued on a discount basis with no stated coupon rate.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

STATEMENT OF INVESTMENTS

At December 31, 2018, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Currency Contracts
EUR/USD	Short	157	$22,612,906	3/18/19	$ 3,373
GBP/USD	Short	141	11,271,188	3/18/19	23,296

Total Futures Contracts					$26,669

*As of period end.

At December 31, 2018, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Euro	BOFA	Buy	3,626,218	$4,141,545	1/14/19	$18,538	$—
Euro	BOFA	Sell	459,463	546,444	1/14/19	19,337	—
Euro	BONY	Sell	3,545,867	4,210,504	1/14/19	142,602	—
Euro	HSBK	Buy	4,571,795	5,222,665	1/14/19	22,205	—
Euro	HSBK	Sell	1,292,738	1,516,764	1/14/19	33,704	—
Euro	SSBT	Buy	1,724,501	1,967,926	1/14/19	10,463	—
Euro	SSBT	Sell	3,545,867	4,210,603	1/14/19	142,701	—
Euro	UBSW	Buy	314,009	356,725	1/14/19	3,513	—
Euro	UBSW	Sell	1,392,588	1,634,585	1/14/19	36,975	—
Swiss Franc	HSBK	Buy	200,779	203,010	1/14/19	1,683	—
Swiss Franc	UBSW	Buy	1,261,466	1,275,210	1/14/19	10,849	—
Swiss Franc	UBSW	Sell	9,174,824	9,211,209	1/14/19	—	(142,478)
British Pound	BOFA	Buy	441,747	559,829	1/16/19	3,983	—
British Pound	BOFA	Sell	1,463,955	1,935,567	1/16/19	67,087	—
British Pound	BONY	Sell	600,000	794,642	1/16/19	28,848	—
British Pound	HSBK	Buy	78,790	100,995	1/16/19	—	(433)
British Pound	HSBK	Buy	922,622	1,173,068	1/16/19	4,497	—
British Pound	HSBK	Sell	603,526	794,445	1/16/19	24,151	—
British Pound	SSBT	Sell	5,657,185	7,538,884	1/16/19	318,484	—
Norwegian Krone	BONY	Buy	3,090,000	365,910	1/25/19	—	(8,150)
Norwegian Krone	BONY	Buy	101,043,565	11,593,415	1/25/19	105,386	—
Norwegian Krone	BONY	Sell	104,133,565	12,559,556	1/25/19	502,996	—
Swedish Krona	BONY	Buy	33,196,170	3,680,481	1/31/19	76,388	—
Swedish Krona	BONY	Sell	88,751,799	9,800,680	1/31/19	—	(243,515)
British Pound	BOFA	Sell	1,259,780	1,657,304	2/14/19	47,148	—
British Pound	UBSW	Sell	24,911,783	32,115,399	2/14/19	275,041	—
Japanese Yen	HSBK	Buy	144,449,485	1,306,994	2/19/19	16,151	—
Japanese Yen	UBSW	Buy	89,047,257	807,838	2/19/19	7,827	—
Japanese Yen	UBSW	Sell	2,763,061,303	24,607,573	2/19/19	—	(701,831)
Euro	BOFA	Buy	865,336	992,026	2/20/19	3,751	—
Euro	BOFA	Sell	1,643,545	1,932,687	2/20/19	41,394	—
Euro	BONY	Sell	12,487,642	14,446,407	2/20/19	76,376	—

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Euro	HSBK	Buy	523,180	$598,889	2/20/19	$3,155	$—
Euro	HSBK	Sell	757,417	903,186	2/20/19	31,596	—
Euro	SSBT	Buy	247,468	283,459	2/20/19	1,312	—
Euro	SSBT	Sell	12,457,061	14,411,843	2/20/19	77,002	—
Euro	UBSW	Buy	686,976	786,633	2/20/19	3,899	—
Euro	UBSW	Sell	500,000	591,385	2/20/19	16,015	—
Euro	BONY	Sell	3,126,509	3,646,385	4/10/19	33,188	—
Euro	HSBK	Sell	2,176,356	2,552,953	4/10/19	37,815	—
Euro	SSBT	Sell	3,126,508	3,646,759	4/10/19	33,564	—
Euro	BOFA	Sell	2,503,362	2,949,186	4/18/19	54,129	—
Euro	HSBK	Sell	2,503,363	2,949,688	4/18/19	54,629	—
British Pound	BONY	Sell	3,269,703	4,301,888	4/24/19	109,044	—
British Pound	SSBT	Sell	1,996,353	2,648,434	4/24/19	88,446	—
Euro	BOFA	Sell	3,466,219	4,016,845	5/07/19	1,651	—
Euro	HSBK	Sell	6,031,888	7,003,436	5/07/19	16,226	—
Euro	UBSW	Sell	3,466,218	4,016,377	5/07/19	1,183	—
Euro	SSBT	Sell	11,539,429	13,437,088	5/21/19	53,764	—
British Pound	BOFA	Sell	3,084,432	3,993,632	5/28/19	32,026	—
British Pound	BOFA	Sell	3,627,432	4,632,238	5/28/19	—	(26,790)
British Pound	HSBK	Sell	68,927	89,123	5/28/19	594	—
British Pound	UBSW	Sell	381,801	494,619	5/28/19	4,238	—

Total Forward Exchange Contracts						$2,695,554	$ (1,123,197)

Net unrealized appreciation (depreciation)						$1,572,357

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 9 regarding other derivative information.

See Abbreviations on page 35.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$547,816,678
Cost - Non-controlled affiliates (Note 3f and 10)	2,226,755

Value - Unaffiliated issuers	$487,107,593
Value - Non-controlled affiliates (Note 3f and 10)	126,616
Cash	31,258
Foreign currency, at value (cost $407,939)	407,939
Receivables:
Investment securities sold	15,114,002
Capital shares sold	734,369
Dividends	592,634
European Union tax reclaims	876,747
Deposits with brokers for:
Futures contracts	722,650
Unrealized appreciation on OTC forward exchange contracts	2,695,554
Other assets	852

Total assets	508,410,214

Liabilities:
Payables:
Investment securities purchased	500,999
Capital shares redeemed	2,650,490
Management fees	389,698
Distribution fees	246,350
Transfer agent fees	155,255
Trustees’ fees and expenses	32,913
Variation margin on futures contracts	57,800
Unrealized depreciation on OTC forward exchange contracts	1,123,197
Accrued expenses and other liabilities	181,798

Total liabilities	5,338,500

Net assets, at value	$503,071,714

Net assets consist of:
Paid-in capital	$579,912,794
Total distributable earnings (loss)	(76,841,080)

Net assets, at value	$503,071,714

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2018

Class Z:
Net assets, at value	$142,212,397

Shares outstanding	7,308,453

Net asset value and maximum offering price per share	$19.46

Class A:
Net assets, at value	$298,878,050

Shares outstanding	15,314,883

Net asset value per share[a]	$19.52

Maximum offering price per share (net asset value per share ÷ 94.50%)	$20.66

Class C:
Net assets, at value	$58,610,215

Shares outstanding	3,033,375

Net asset value and maximum offering price per share[a]	$19.32

Class R6:
Net assets, at value	$3,371,052

Shares outstanding	172,132

Net asset value and maximum offering price per share	$19.58

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2018

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$17,195,830
Interest:
Unaffiliated issuers	718,243
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	27,077
Non-controlled affiliates (Note 3f)	2,684

Total investment income	17,943,834

Expenses:
Management fees (Note 3a)	5,836,559
Distribution fees: (Note 3c)
Class A	882,004
Class C	1,149,070
Transfer agent fees: (Note 3e)
Class Z	278,529
Class A	505,167
Class C	164,556
Class R6	4,850
Custodian fees (Note 4)	93,181
Reports to shareholders	93,480
Registration and filing fees.	73,603
Professional fees	123,980
Trustees’ fees and expenses	40,590
Other	40,679

Total expenses	9,286,248
Expense reductions (Note 4)	(3,659)
Expenses waived/paid by affiliates (Note 3f and 3g)	(4,540)

Net expenses	9,278,049

Net investment income.	8,665,785

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(2,099,878)
Foreign currency transactions.	(176,248)
Forward exchange contracts.	9,416,277
Futures contracts	2,272,296

Net realized gain (loss)	9,412,447

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(134,334,117)
Non-controlled affiliates (Note 3f and 10)	(2,261)
Translation of other assets and liabilities denominated in foreign currencies	(26,369)
Forward exchange contracts.	5,181,019
Futures contracts	554,851
Change in deferred taxes on unrealized appreciation.	646,818

Net change in unrealized appreciation (depreciation)	(127,980,059)

Net realized and unrealized gain (loss)	(118,567,612)

Net increase (decrease) in net assets resulting from operations	$(109,901,827)

*Foreign taxes withheld on dividends	$1,194,166

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended December 31,
	2018	2017

Increase (decrease) in net assets:
Operations:
Net investment income	$8,665,785	$4,252,474
Net realized gain (loss)	9,412,447	88,325,620
Net change in unrealized appreciation (depreciation)	(127,980,059)	(7,117,836)

Net increase (decrease) in net assets resulting from operations	(109,901,827)	85,460,258

Distributions to shareholders: (Note 1f)
Class Z	(4,996,108)	(4,211,056)
Class A	(9,609,536)	(6,418,111)
Class C	(1,856,107)	(1,393,532)
Class R6	(115,264)	(93,577)

Total distributions to shareholders	(16,577,015)	(12,116,276)

Capital share transactions: (Note 2)
Class Z	(32,948,539)	27,417,572
Class A	734,715	(15,335,232)
Class C	(56,197,465)	(8,715,929)
Class R6	(354,486)	1,544,299

Total capital share transactions	(88,765,775)	4,910,710

Net increase (decrease) in net assets	(215,244,617)	78,254,692
Net assets:
Beginning of year	718,316,331	640,061,639

End of year (Note 1f)	$503,071,714	$718,316,331

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Financial Services Fund (Fund) is included in this report. The Fund offers four classes of shares: Class Z, Class A, Class C and Class R6. Beginning on October 19, 2018, Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

NOTES TO FINANCIAL STATEMENTS

1.  Organization and Significant Accounting

Policies (continued)

a.  Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2018, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.   Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.   Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives

26	Annual Report	franklintempleton.com

FRANKLIN MUTUAL FINANCIAL SERVICES FUND

NOTES TO FINANCIAL STATEMENTS

Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2018, the Fund had OTC derivatives in a net liability position of $484,769.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At December 31, 2018, the Fund received $2,476,204 in U.K. Treasury Bonds and U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 9 regarding other derivative information.

d.   Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2018, the Fund had no securities on loan.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

NOTES TO FINANCIAL STATEMENTS

1.  Organization and Significant Accounting

Policies (continued)

e.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

NOTES TO FINANCIAL STATEMENTS

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

For the year ended December 31, 2017, distributions to shareholders were as follows:

Distributions from net investment income:
Class Z	$(4,211,056)
Class A	(6,418,111)
Class C	(1,393,532)
Class R6	(93,577)

For the year ended December 31, 2017, distributions in excess of net investment income included in net assets was $(6,913,596).

2.  Shares of Beneficial Interest

At December 31, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,

	2018		2017

	Shares	Amount	Shares	Amount
Class Z Shares:
Shares sold	1,795,911	$42,587,212	2,575,987	$58,323,294
Shares issued in reinvestment of distributions	232,915	4,484,624	156,102	3,762,873
Shares redeemed	(3,453,297)	(80,020,375)	(1,515,027)	(34,668,595)

Net increase (decrease)	(1,424,471)	$(32,948,539)	1,217,062	$27,417,572

Class A Shares:
Shares sold[a]	3,840,652	$88,515,496	3,502,833	$79,651,690
Shares issued in reinvestment of distributions	483,446	9,333,950	257,411	6,217,199
Shares redeemed	(4,247,680)	(97,114,731)	(4,464,692)	(101,204,121)

Net increase (decrease)	76,418	$734,715	(704,448)	$(15,335,232)

Class C Shares:
Shares sold	619,361	$14,593,999	998,768	$22,519,991
Shares issued in reinvestment of distributions	92,903	1,798,559	56,775	1,357,536
Shares redeemed[a]	(3,248,605)	(72,590,023)	(1,447,619)	(32,593,456)

Net increase (decrease)	(2,536,341)	$(56,197,465)	(392,076)	$(8,715,929)

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

NOTES TO FINANCIAL STATEMENTS

2.  Shares of Beneficial Interest (continued)

	Year Ended December 31,

	2018		2017

	Shares	Amount	Shares	Amount
Class R6 Shares:
Shares sold	79,359	$1,851,756	109,161	$2,521,815
Shares issued in reinvestment of distributions	5,949	115,264	3,853	93,577
Shares redeemed	(99,309)	(2,321,506)	(46,239)	(1,071,093)

Net increase (decrease)	(14,001)	$(354,486)	66,775	$1,544,299

aMay include a portion of Class C shares that were automatically converted to Class A.

3.   Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

0.875%	Up to and including $1 billion

0.845%	Over $1 billion, up to and including $2 billion

0.825%	Over $2 billion, up to and including $5 billion

0.805%	In excess of $5 billion

For the year ended December 31, 2018, the gross effective investment management fee rate was 0.875% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

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NOTES TO FINANCIAL STATEMENTS

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers.	$77,928
CDSC retained	$10,781

Effective September 10, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. Further details are disclosed in the Fund’s Prospectus.

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6 reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2018, the Fund paid transfer agent fees of $953,102, of which $447,877 was retained by Investor Services.

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Income from securities loaned	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio,
1.99%	—	5,128,000	(5,128,000)	—	$ —	$2,684	$ —	$ —

g.  Waiver and Expense Reimbursements

Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class. Investor Services may discontinue this waiver in the future. Prior to May 1, 2018, the Class R6 transfer agent fees were limited to 0.01%.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

NOTES TO FINANCIAL STATEMENTS

4.   Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2018, the custodian fees were reduced as noted in the Statement of Operations.

5.   Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2018, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2018	$32,913
[b]Increase in projected benefit obligation	$9,731
Benefit payments made to retired trustees	$(725)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6.   Income Taxes

During the year ended December 31, 2018, the Fund utilized $7,872,500 of capital loss carryforwards.

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At December 31, 2018, the Fund deferred post-October capital losses of $6,531,857.

The tax character of distributions paid during the years ended December 31, 2018 and 2017, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$3,323,724	$12,116,276
Long term capital gain	13,253,291	—

	$16,577,015	$12,116,276

At December 31, 2018, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$556,271,534

Unrealized appreciation	$27,254,713
Unrealized depreciation	(94,691,962)

Net unrealized appreciation (depreciation)	$(67,437,249)

Distributable earnings:
Undistributed ordinary income	$192,288

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

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NOTES TO FINANCIAL STATEMENTS

The Fund utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

7.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2018, aggregated $205,111,945 and $294,424,202, respectively.

8.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

9.  Other Derivative Information

At December 31, 2018, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Variation margin on futures contracts	$26,669	[a]	Variation margin on futures contracts	$—

	Unrealized appreciation on OTC forward exchange contracts	2,695,554		Unrealized depreciation on OTC forward exchange contracts	1,123,197
Totals		$2,722,223			$1,123,197

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended December 31, 2018, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Forward exchange contracts	$ 9,416,277	Forward exchange contracts	$5,181,019
	Futures contracts	2,272,296	Futures contracts	554,851
Totals		$11,688,573		$5,735,870

For the year ended December 31, 2018, the average month end notional amount of futures contracts represented $37,368,458. The average month end contract value of forward exchange contracts was $252,184,801.

See Note 1(c) regarding derivative financial instruments.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

NOTES TO FINANCIAL STATEMENTS

10.  Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended December 31, 2018, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
AB&T Financial Corp. (Value is 0.0%† of Net Assets)	226,100	—	—	226,100	$126,616	$—	$—	$(2,261)

†Rounds to less than 0.1% of net assets.

11.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 8, 2019, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 7, 2020, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2018, the Fund did not use the Global Credit Facility.

12.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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NOTES TO FINANCIAL STATEMENTS

A summary of inputs used as of December 31, 2018, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]
Equity Investments:
Banks	$148,266,841	$23,981,357	$—	$172,248,198
Capital Markets.	2,824,039	15,775,194	—	18,599,233
Consumer Finance	16,723,113	6,280,227	—	23,003,340
All Other Equity Investments	244,480,794	—	—	244,480,794
Short Term Investments	23,902,644	5,000,000	—	28,902,644

Total Investments in Securities	$436,197,431	$51,036,778	$—	$487,234,209

Other Financial Instruments:
Futures Contracts	$26,669	$—	$—	$26,669
Forward Exchange Contracts	—	2,695,554	—	2,695,554

Total Other Financial Instruments	$26,669	$2,695,554	$—	$2,722,223

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$1,123,197	$—	$1,123,197

aFor detailed categories, see the accompanying Statement of Investments.

13.   New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-14, Compensation—Retirement Benefits—Defined Benefit Plans—General (Subtopic 715-20): Disclosure Framework—Changes to the Disclosure Requirements for Defined Benefit Plans. The amendments in the ASU modify the disclosure requirements for employers that sponsor defined benefit pension or other postretirement plans. The ASU is effective for annual reporting periods ending after December 15, 2020. Management is currently evaluating the impact, if any, of applying this provision.

14.   Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty		Currency		Selected Portfolio
BOFA	Bank of America Corp.	EUR	Euro	FHLB	Federal Home Loan Bank
BONY	The Bank of New York Mellon Corp.	GBP	British Pound
HSBK	HSBC Bank PLC	USD	United States Dollar
SSBT	State Street Bank and Trust Co., N.A.
UBSW	UBS AG

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Franklin Mutual Financial Services Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Franklin Mutual Financial Services Fund (the “Fund”) (one of the funds constituting Franklin Mutual Series Funds), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Franklin Mutual Financial Services Fund (one of the funds constituting Franklin Mutual Series Funds) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Franklin investment companies since 1987.

Boston, Massachusetts

February 20, 2019

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $15,313,361 as a long term capital gain dividend for the fiscal year ended December 31, 2018.

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 100.00% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2018.

Under Section 854(b)(1)(B) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $15,851,747 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code for the fiscal year ended December 31, 2018. Distributions, including qualified dividend income, paid during calendar year 2018 will be reported to shareholders on Form 1099-DIV by mid-February 2019. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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FRANKLIN MUTUAL SERIES FUNDS

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 1987	14	None

Principal Occupation During at Least the Past 5 Years:

Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 1995	38	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee and Vice Chairman	Trustee since 2002 and Vice Chairman since 2015	14	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC (1999-present) and Fiduciary International Ireland Limited (1999-2015).

Principal Occupation During at Least the Past 5 Years:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Jan Hopkins Trachtman (1947) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2009	14	FinTech Acquisition Corp. III (special purpose fintech acquisition company) (2018-present)

Principal Occupation During at Least the Past 5 Years:

President and Founder, The Jan Hopkins Group (communications consulting firm); serves on Advisory Board of Knight Bagehot Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

Keith Mitchell (1954) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2009	14	None

Principal Occupation During at Least the Past 5 Years:

Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

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FRANKLIN MUTUAL SERIES FUNDS

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
David W. Niemiec (1949) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2015	38	Hess Midstream Partners LP (oil and gas midstream infrastructure) (2017-present).
Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 1998	14	None
Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.
Robert E. Wade (1946) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee and Chairman of the Board	Trustee since 1993 and Chairman of the Board since 2005	38	El Oro Ltd (investments) (2003-present).
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.
Gregory H. Williams (1943) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2015	14	None
Principal Occupation During at Least the Past 5 Years:

Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
**Gregory E. Johnson (1961)	Trustee	Since 2007	150	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Peter A. Langerman (1955)	Trustee,	Trustee since	7	American International Group, Inc.
c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	President, and Chief Executive Officer – Investment Management	2007, President, and Chief Executive Officer – Investment Management since 2005		(AIG) Credit Facility Trust (2010-2011).
Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; President and Chief Investment Officer, Franklin Advisory Services, LLC; and officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments.

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FRANKLIN MUTUAL SERIES FUNDS

Interested Board Members and Officers (continued)

Name,Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.
Steven J. Gray (1955)	Vice President	Vice President	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary	since 2009 and
San Mateo, CA 94403-1906		Secretary
since 2005
Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971)	Chief Executive	Since 2017	Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert G. Kubilis (1973)	Chief Financial	Since 2012	Not Applicable	Not Applicable
300 S.E. 2nd Street	Officer,
Fort Lauderdale, FL 33301-1923	Chief
Accounting
Officer and
Treasurer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 16 of the investment companies in Franklin Templeton Investments.
Robert Lim (1948)	Vice President	Since 2016	Not Applicable	Not Applicable
One Franklin Parkway	– AML
San Mateo, CA 94403-1906	Compliance
Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

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    FRANKLIN MUTUAL SERIES FUNDS

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is the Fund’s investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Edward I. Altman, Ph.D., Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Messrs. Altman and Niemiec and Ms. Bates qualify as such an expert in view of their extensive business background and experience. Mr. Altman has served as a member of the Fund Audit Committee since 1987. He currently serves as a Max L. Hine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University. Ms. Bates has served as a member of the Fund Audit Committee since 1995. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2015, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Messrs. Altman and Niemiec and Ms. Bates have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Messrs. Altman and Niemiec and Ms. Bates are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q.

Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter

Franklin Mutual Financial Services Fund

Investment Manager

Franklin Mutual Advisers, LLC

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301 - (Class A, C & R6)

(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2019 Franklin Templeton Investments. All rights reserved.	479 A 02/19

Annual Report and Shareholder Letter December 31, 2018

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Franklin Templeton

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Franklin Mutual International Fund Shareholder:

Investors started 2018 seemingly with the wind at their back. The primary tailwinds were strong corporate earnings growth in most developed markets, healthy consumer and business investment spending, and the positive effect of major U.S. tax cuts. In addition, the global economy continued its steady expansion since the financial crisis of 2008–2009. Unemployment continued to decline in the U.S. and other developed markets, while U.S. wage growth showed some signs of accelerating. As a result, equity markets reached new highs. However, volatility and market downturns soon made their mark on 2018. As measured by the EURO STOXX 50® Volatility (VSTOXX) Index and the Chicago Board Options Exchange Volatility Index (VIX), volatility surged in February 2018 and moved higher again in October and December. U.S. trade tensions with Europe and China, a slowdown in China’s economic growth, the possibility of Brexit without an agreement and a growing belief that corporate earnings and economic growth will likely decelerate in 2019 hindered equity markets. A flattening U.S. Treasury yield curve, wider credit spreads and growing market concern that the U.S. Federal Reserve may raise interest rates too quickly were also important drivers of market turbulence. For the period ended December 31, 2018, U.S. stocks, as measured by the Standard & Poor’s® 500 Index (S&P 500®), had a -4.38% total return.1 Stocks in global developed markets, as measured by the MSCI World Index (USD), had a -8.20% total return, while investment-grade bonds, as measured by the Bloomberg Barclays Global Aggregate Bond Index, had a -1.20% total return.1

While equity markets were broadly down for the year, there were pockets of positive performance concentrated in areas of growth and innovation, such as software, information technology services and segments of the health care sector. It is no surprise, therefore, that growth stocks managed to perform better than value stocks during the period. The MSCI World Growth Index (USD) had a -6.42% total return, while the MSCI World Value Index (USD) had a -10.09% total return.1

The return of volatility is an appropriate reminder that securities markets are dynamic. We believe active, professional investment management serves investors well since market volatility is more the norm than uninterrupted positive returns. Valuation is an essential factor in our analysis and we always ask ourselves if current and potential investments represent an attractive balance of risk and reward. We remain committed to a bottom-up stock-picking process that is disciplined and driven by rigorous fundamental analysis that attempts to limit downside risk. In our view, investing in underappreciated and misunderstood companies with identifiable catalysts for unlocking shareholder value can offer meaningful upside potential as well as a degree of downside protection.

We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook will be well positioned for the years ahead.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past 12 months in light of the economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Peter A. Langerman

Chairman, President and Chief Executive Officer

Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of December 31, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Franklin Mutual International Fund

This annual report for Franklin Mutual International Fund covers the fiscal year ended December 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of non-U.S. issuers, primarily Asian and European companies. The investment manager focuses the Fund’s investments on securities believed to be available at market prices less than their intrinsic value. The equity securities in which the Fund invests are primarily common stocks, with a current focus on mid- and large-cap companies. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Geographic Composition bar chart on page 4 lists the leading countries where the Fund invests.

Performance Overview

The Fund’s Class Z shares had a -17.52% cumulative total return for the 12 months ended December 31, 2018. In comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI) ex USA Net Return (Local Currency), which is a free float-adjusted,1 market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets, had a -10.65% total return.2 Also for comparison, the Fund’s secondary benchmark, the MSCI ACWI ex USA Net Return (USD) had a -14.20% total return.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded during the 12 months under review, despite weakness in certain regions. Global developed and emerging market stocks were aided at certain points during the period by higher crude oil prices, upbeat economic data, easing trade tensions and encouraging corporate earnings reports, as well as indications of a slower pace of interest-rate increases from the U.S. Federal Reserve (Fed).

However, various factors weighed on global markets during the period, including concerns about tighter regulation of technology companies, political uncertainties in the U.S. and the European Union, and major central banks’ interest-rate path and unwinding of monetary stimulus measures. Markets were further pressured by U.S. trade disputes with its allies and China, and their impact on global growth and corporate earnings. In this environment, global stocks, as measured by the MSCI All Country World Index (USD), had a -8.93% total return for the 12 months ended December 31, 2018.2

The U.S. economy grew during the 12-month period. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, business investment, exports and government spending. However, growth moderated in the third quarter due to declines in exports and housing investment. The unemployment rate declined from 4.1% in December 2017 to 3.9% at period-end.3 Annual inflation, as measured by the Consumer Price Index, decreased from 2.1% in December 2017 to 1.9% at period-end.3 The Fed raised its target range for the federal funds rate four times during the period, to 2.25%–2.50%, and

1. A “free float-adjusted” index means that companies with larger proportions of their shares being actively traded, rather than being held by company insiders, governments or cross held by other companies, receive higher weightings within the index.

2. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

3. Source: U.S. Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 18.

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FRANKLIN  MUTUAL  INTERNATIONAL  FUND

continued reducing its balance sheet as part of an ongoing plan to normalize monetary policy. At its December meeting, the Fed reduced the projected 2019 rate increases to two, compared to three projected previously.

In Europe, the U.K.’s quarterly economic growth moderated in 2018’s first quarter, but accelerated in 2018’s second and third quarters. The Bank of England raised its key policy rate once during the review period. After moderating in 2018’s first quarter, the eurozone’s quarterly growth remained stable in the second quarter, but eased in the third quarter. The bloc’s annual inflation rate ended the period higher than in December 2017. The European Central Bank (ECB) kept its benchmark interest rate unchanged during the period. In December 2018, the ECB confirmed its plan to conclude its bond purchase program at the end of 2018 and reiterated it expects key interest rates to remain unchanged through the summer of 2019.

In Asia, Japan’s quarterly gross domestic product (GDP) grew in 2018’s second quarter, following a contraction in the first quarter, but contracted again in the third quarter. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP growth remained stable in 2018’s first and second quarters, but accelerated in the third quarter. The Central Bank of Brazil lowered its benchmark interest rate twice during the period. Russia’s annual GDP growth rate accelerated in 2018’s first and second quarters, but moderated in the third quarter. After lowering its key rate twice early in the period, the Bank of Russia raised it twice in the period’s second half to curtail inflation risks. China’s annual GDP grew at a stable rate in 2018’s first quarter, but it moderated in the second and third quarters. The People’s Bank of China left its benchmark interest rate unchanged during the period, but it took measures to improve financial liquidity to mitigate the negative effects of the U.S.-China trade dispute and support economic growth. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, had a -14.25% total return during the period.2

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks in Asia and Europe. We have the ability to invest in emerging markets, although this is unlikely to be a significant focus of our strategy. When selecting undervalued equities, we are attracted to what we believe are fundamentally

Geographic Composition*

Based on Total Net Assets as of 12/31/18

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but also

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FRANKLIN MUTUAL INTERNATIONAL FUND

reduces the risk of substantial declines, in our opinion. While the vast majority of our undervalued equity investments are made in publicly traded companies internationally, we may invest occasionally in privately held companies as well.

To a significantly lesser extent, we complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and avoid rumored deals or other situations we consider relatively risky. In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by "hedge"? To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

In 2018, corporate profits in the U.S. and other developed markets continued their impressive year-over-year growth. In addition, labor markets showed further improvement, consumer spending was solid, and U.S. corporate tax reforms encouraged companies to buy back more stock, raise dividends and increase capital expenditures. Those positive fundamentals were periodically overshadowed by political and economic concerns, particularly in the final three months of the year.

As major U.S. equity markets established new all-time highs in 2018, overall U.S. equity market valuations (e.g., price-to-earnings, price-to-book or price-to-sales) became increasingly unattractive, in our analysis. The equity market

Top 10 Sectors/Industries

Based on Equity Securities as of 12/31/18

% of Total Net Assets
Insurance	17.2%
Banks	11.6%
Oil, Gas & Consumable Fuels	9.5%
Pharmaceuticals	6.4%
Semiconductors & Semiconductor Equipment	4.1%
Automobiles	3.6%
Capital Markets	3.5%
Hotels, Restaurants & Leisure	3.5%
Interactive Media & Services	3.1%
Auto Components	2.8%

sell-off in the fourth quarter helped to return valuations to more reasonable levels. The sell-off and rise in volatility yielded an opportunity for us to seek out stocks with strong corporate fundamentals and valuations whose risk/reward profiles seemed to us to have become more favorable.

In 2019, policy events may have considerable influence, for better or worse, on economic growth, investor sentiment and financial market performance and volatility. Markets are likely to be particularly sensitive to developments in U.S.-China trade relations, monetary policy moves by the Fed and other major central banks, oil production decisions by OPEC (The Organization of the Petroleum Exporting Countries) and other oil producing countries, the outcome of Brexit, China’s response to its slowing economy and potential political discord in Washington, D.C.

Europe’s equity market overall was trading at an attractively lower price-to-earnings multiple and higher dividend yield than the U.S. equity market at period-end. We also saw an increase in investor activism, which we viewed as encouraging. However, those favorable factors were offset in part by economic data, which showed increased slowing of economic activity across the region. From an investment standpoint, we are hopeful that 2019 will be a year of potential resolution and clarity. The biggest political event will likely be Brexit, as a resolution to the situation remained unclear as of period-end. The uncertainty around the terms and timing of a deal continued to undermine consumer and corporate confidence. From our perspective, we believe the European Union and the U.K. will ultimately reach an agreement that makes sense for both sides, and we believe the approval of such an agreement would likely have a significantly positive effect on investor, consumer and corporate sentiment in the U.K. We will also pay close attention to structural reform efforts in France, policy decisions from a populist coalition government in Italy and the

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political transition in Germany. In December, Chancellor Angela Merkel stepped down as leader of the Christian Democratic Union but stated her intention to remain in office for the remaining three years of her term as Chancellor.

In Asia, economic and financial market weakness in China has been brought on by multiple factors. The U.S.-China trade conflict has disrupted manufacturing activity and supply chains. As trade tensions escalated in 2018, manufacturers accelerated production in order to avoid upcoming tariffs. At year-end, supply chains were filled with inventory, while manufacturing activity was weak. Entering 2019, the near-term question is how long the inventory overhang will last, while the more significant question is to what extent the trade conflict will alter supply chains in the medium to long term. Amid the trade conflict, China has proven resolute in its attempt to dampen the reliance on leverage, which has hindered economic activity as well. While the government has enacted some stimulus measures, such as tax cuts, they may be less impactful than prior stimulus through fiscal spending. Meanwhile, government social policies impacting personal freedoms have had a negative effect on consumer sentiment.

Investment Spotlight

The insurance industry has been an area of significant interest for Mutual Series since the Great Recession. The Top 10 Sectors/Industries table on page 5 lists insurance and also other leading industries in which the Fund currently invests. We were able to find quality insurers trading at discounts to our estimate of intrinsic value during the post-crisis period of financial services recapitalization, followed by the restructuring of the financial services industry in Europe, and finally capital rationalization in the U.S. financials sector. During the past 10 years, insurance industry trends have provided investment opportunities for value investors. The Mutual Series investment process focuses on finding companies trading below our estimate of intrinsic value and with potential catalysts for value creation. With interest rates at secular low levels, insurers have focused on operational efficiencies, cash flow from underwriting, and rational capital structures to maintain acceptable profitability. Life insurance businesses have mainly focused on improving returns through cost savings and capital rationalization, while property casualty businesses have emphasized better underwriting and capital management.

After several years of equity market outperformance, insurers were hurt by increased natural catastrophe losses around the

Top 10 Equity Holdings
12/31/18

Company Sector/Industry, Country	% of Total Net Assets

Novartis AG	3.5%
Pharmaceuticals, Switzerland

NN Group NV	2.9%
Insurance, Netherlands

GlaxoSmithKline PLC	2.9%
Pharmaceuticals, U.K.

Sabre Insurance Group PLC	2.5%
Insurance, U.K.

BE Semiconductor Industries NV	2.3%
Semiconductors & Semiconductor Equipment, Netherlands

Metro Pacific Investments Corp.	2.3%
Diversified Financial Services, Philippines

BP PLC	2.2%
Oil, Gas & Consumable Fuels, U.K.

Indiabulls Housing Finance Ltd.	2.2%
Thrifts & Mortgage Finance, India

Samsung Electronics Co. Ltd.	2.2%
Technology Hardware, Storage & Peripherals, South Korea

Shinsei Bank Ltd.	2.2%
Banks, Japan

globe in both 2017 and 2018, jitters regarding global economic growth prospects and a widening of credit spreads. Despite these headwinds, we think valuations at year-end remained attractive, and our holdings have idiosyncratic catalysts that provide attractive return potential. In addition, the large natural catastrophe losses suffered by property and casualty insurers should present an opportunity for them to increase premiums as they adjust risk profiles.

Mutual Series has owned the Netherlands-based NN Group since its 2014 initial public offering (IPO). NN Group was spun out of ING Groep4 and consists of life insurance, other insurance and asset management operations in Europe and Japan. The initial investment case revolved around the rationalization of capital and cost efficiencies. In 2017, NN Group acquired Dutch insurer Delta Lloyd at an attractive internal rate of return with the potential for significant synergies from the combined company. Since the IPO, the company has returned a significant amount of capital to shareholders and lowered expenses, while maintaining one of the strongest balance sheets in the industry. We expect additional progress on the integration of Delta Lloyd to

4. Not a Fund holding.

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generate increased cash flow in the future. NN Group is listed among the Fund’s largest positions in the Top 10 Equity Holdings table on page 6.

Fund Performance

Turning to Fund performance, top positive contributors included Japan-based petroleum refiner JXTG Holdings, Netherlands-based Royal Philips5 and global insurer XL Group.

JXTG Holdings, the largest refiner in Japan, benefited from refining industry consolidation in the country. Its profit significantly increased year-over-year, largely driven by a higher refining margin due to a more disciplined industry. Moreover, JXTG became more capital disciplined, and increased dividends and share buybacks. We exited the position in September 2018.

Koninklijke Philips5 is near the end of its restructuring efforts. In line with our initial investment thesis, the company has almost fully pivoted its business model from being an industrial conglomerate to becoming a focused health care technology company. In April 2018, Philips reported better-than-expected results, particularly strong order growth overall and sales growth within its diagnostics and treatment business. The positive results increased our confidence in management’s ability to deliver on its long-term strategy and targets.

Shares of XL Group, a global insurance and reinsurance company, rallied in early 2018, aided by generally upbeat quarterly results. We exited the position in March, following the announcement of XL Group’s acquisition by AXA4, another global insurer, at a substantial premium to XL Group’s closing price prior to the announcement.

During the period under review, Fund investments that detracted from performance included Japan-based semiconductor manufacturer Renesas Electronics, Canada-based exploration and production company Crescent Point Energy and U.S.-based tire company Toyo Tire.

Renesas Electronics is a Japan-based manufacturer of semiconductors for the automotive, industrial and communication markets. In 2016, an earthquake in Japan caused a chip shortage in the supply chain. Production subsequently accelerated in 2017, as customers double ordered and did not adjust quickly enough to the eventual drop off in demand, leading to excess inventories. In 2018, production and capacity utilization remained below optimal levels, as Renesas continued to reduce inventories. In addition, investors reacted negatively to Renesas’ announced purchase of Integrated Devices Technology (IDT) at a nearly 30% premium to IDT’s price before the announcement. While the deal weakens Renesas’ balance sheet, we believed the transaction made strategic sense given IDT’s complementary product portfolio and cross-selling opportunities in the long run.

Crescent Point Energy has significant exposure to oil production and its shares generally followed lower oil prices during the latter stages of 2018 despite some positive changes at the company. The company hired a new chief executive officer and had some changes to the executive team and the board of directors. The new management team launched a strategic plan targeting cost reduction, asset sales, a stronger balance sheet and better capital allocation, which we believe are the right things to focus on. So far, Crescent Point’s new management team delivered solid third-quarter results with good progress on its cost reduction program, which we believe will help build credibility. If management continues to follow through on its strategic plan, we believe the stock’s deep valuation discount versus peers may narrow.

Toyo Tire is a niche tire company with a focus on large, specialty tires for sports utility vehicles (SUVs) and pickup trucks in the U.S. A lower share price in the first half of 2018 was driven by exchange rate headwinds, larger losses at its non-core auto parts business and investor pessimism toward the tire industry. However, Toyo’s main tire business performed satisfactorily due to its favorable exposure to specialty tires. Shares slid further in the fourth quarter, as management unexpectedly announced a private placement of 21% of new shares to Mitsubishi4. While management stated the deal would enable closer cooperation, we believed management did not provide concrete synergies or economic rationale to offset the substantial dilution suffered by existing shareholders. The deal also reflected poorly on corporate governance. We expressed our concerns to Toyo’s management and made our concerns public.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive overall impact on the Fund’s performance because of the appreciation of the U.S. dollar versus the hedged currencies.

5. Not held at period-end.

See www.franklintempletondatasources.com for additional data provider information.

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What is a currency forward?

A currency forward is a direct agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

As fellow shareholders, we found recent relative and absolute performance disappointing, but it is not uncommon for our strategy to lag the equity markets at times. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders.

Thank you for your participation in Franklin Mutual International Fund. We look forward to continuing to serve your investment needs.

Andrew Sleeman, CFA Co-Portfolio Manager

Timothy Rankin, CFA Co-Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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Performance Summary as of December 31, 2018

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 12/31/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return	[3]

Z

1-Year	-17.52%	-17.52%

5-Year	-4.29%	-0.87%

Since Inception (5/1/09)	+75.09%	+5.96%

A4

1-Year	-17.73%	-22.23%

5-Year	-5.56%	-2.25%

Since Inception (5/1/09)	+70.38%	+5.05%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 11 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (1/1/18–12/31/18)

Share Class	Net Investment Income	Long-Term Capital Gain	Total
Z	$0.2518	$0.0922	$0.3440
A	$0.2117	$0.0922	$0.3039
C	$0.0359	$0.0922	$0.1281
R	$0.1815	$0.0922	$0.2737
R6	$0.2798	$0.0922	$0.3720

Total Annual Operating Expenses6

Share Class	With Fee Waiver	Without Fee Waiver
Z	0.97%	1.17%
A	1.22%	1.42%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. Smaller-company stocks have exhibited greater price volatility than larger-company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower-rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 4/30/19. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Source: Morningstar. the MSCI ACWI ex USA Net Return (Local Currency and U.S. dollar) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial

Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18–12/31/18[1,2]	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18–12/31/18[1,2]	Net Annualized Expense Ratio[2]

Z	$1,000	$852.00	$4.53	$1,020.32	$ 4.94	0.97%
A	$1,000	$850.50	$5.69	$1,019.06	$ 6.21	1.22%
C	$1,000	$847.40	$9.17	$1,015.27	$10.01	1.97%
R	$1,000	$850.00	$6.85	$1,017.80	$ 7.48	1.47%
R6	$1,000	$852.70	$3.88	$1,021.02	$ 4.23	0.83%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Financial Highlights

	Year Ended December 31,
	2018	2017	2016	2015	2014

Class Z

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$15.96	$14.32	$14.17	$14.59	$15.90

Income from investment operations[a]:

Net investment income[b]	0.31	0.21	0.27 [c]	0.18 [d]	0.30 [e]

Net realized and unrealized gains (losses)	(3.11)	1.78	0.20	(0.17)	(0.57)

Total from investment operations	(2.80)	1.99	0.47	0.01	(0.27)

Less distributions from:

Net investment income	(0.25)	(0.35)	(0.27)	(0.16)	(0.43)

Net realized gains	(0.09)	—	(0.05)	(0.27)	(0.61)

Total distributions	(0.34)	(0.35)	(0.32)	(0.43)	(1.04)

Net asset value, end of year	$12.82	$15.96	$14.32	$14.17	$14.59

Total return	(17.52)%	13.99%	3.34%	0.15%	(1.63)%

Ratios to average net assets

Expenses before waiver and payments by affiliates[f]	1.21%	1.17%	1.22%	1.24%	1.39%

Expenses net of waiver and payments by affiliates[f,g]	0.99%	1.16%	1.17%	1.15%	1.16%

Expenses incurred in connection with securities sold short	—%	—%	—%	—%	—% [h]

Net investment income	2.00%	1.41%	2.07% [c]	1.26% [d]	1.78% [e]

Supplemental data

Net assets, end of year (000’s)	$52,271	$86,274	$40,875	$49,963	$19,940

Portfolio turnover rate	28.75%	38.77%	24.87%	28.64%	54.78%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.63%.

dNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.71%.

eNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.27%.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

gBenefit of expense reduction rounds to less than 0.01%.

hRounds to less than 0.01%.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2018	2017	2016	2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$15.90	$14.25	$14.10	$14.54	$15.84

Income from investment operations[a]:
Net investment income[b]	0.27	0.18	0.24 [c]	0.15 [d]	0.26 [e]
Net realized and unrealized gains (losses)	(3.10)	1.78	0.19	(0.19)	(0.57)

Total from investment operations	(2.83)	1.96	0.43	(0.04)	(0.31)

Less distributions from:
Net investment income	(0.21)	(0.31)	(0.23)	(0.13)	(0.38)
Net realized gains	(0.09)	—	(0.05)	(0.27)	(0.61)

Total distributions	(0.30)	(0.31)	(0.28)	(0.40)	(0.99)

Net asset value, end of year	$12.77	$15.90	$14.25	$14.10	$14.54

Total return[f]	(17.73)%	13.67%	3.14%	(0.20)%	(1.89)%

Ratios to average net assets
Expenses before waiver and payments by affiliates[g]	1.46%	1.42%	1.47%	1.52%	1.69%
Expenses net of waiver and payments by affiliates[g,h]	1.24%	1.41%	1.42%	1.43%	1.46%
Expenses incurred in connection with securities sold short	—%	—%	—%	—%	—% [i]
Net investment income	1.75%	1.16%	1.82% [c]	0.98% [d]	1.48% [e]

Supplemental data
Net assets, end of year (000’s)	$53,082	$82,965	$82,626	$110,591	$39,810
Portfolio turnover rate	28.75%	38.77%	24.87%	28.64%	54.78%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.38%.

dNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.43%.

eNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.97%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iRounds to less than 0.01%.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2018	2017	2016	2015	2014

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$15.69	$14.08	$13.92	$14.38	$15.68

Income from investment operations[a]:
Net investment income[b]	0.16	0.08	0.15 [c]	0.04 [d]	0.15 [e]
Net realized and unrealized gains (losses)	(3.04)	1.72	0.18	(0.18)	(0.56)

Total from investment operations	(2.88)	1.80	0.33	(0.14)	(0.41)

Less distributions from:
Net investment income	(0.04)	(0.19)	(0.12)	(0.05)	(0.28)
Net realized gains	(0.09)	—	(0.05)	(0.27)	(0.61)

Total distributions	(0.13)	(0.19)	(0.17)	(0.32)	(0.89)

Net asset value, end of year	$12.68	$15.69	$14.08	$13.92	$14.38

Total return[f]	(18.39)%	12.79%	2.44%	(0.93)%	(2.58)%

Ratios to average net assets
Expenses before waiver and payments by affiliates[g]	2.21%	2.17%	2.22%	2.24%	2.39%
Expenses net of waiver and payments by affiliates[g,h]	1.99%	2.16%	2.17%	2.15%	2.16%
Expenses incurred in connection with securities sold short	—%	—%	—%	—%	—% [i]
Net investment income	1.00%	0.41%	1.07% [c]	0.26% [d]	0.78% [e]

Supplemental data
Net assets, end of year (000’s)	$13,685	$29,109	$25,860	$34,611	$14,794
Portfolio turnover rate	28.75%	38.77%	24.87%	28.64%	54.78%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.63%.

dNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.29)%.

eNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.27%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

FRANKLIN MUTUAL INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2018	2017	2016	2015	2014

Class R

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$15.80	$14.19	$14.05	$14.51	$15.83

Income from investment operations[a]:
Net investment income[b]	0.23	0.10	0.20 [c]	0.04 [d]	0.18 [e]
Net realized and unrealized gains (losses)	(3.07)	1.80	0.20	(0.10)	(0.52)

Total from investment operations	(2.84)	1.90	0.40	(0.06)	(0.34)

Less distributions from:
Net investment income	(0.18)	(0.29)	(0.21)	(0.13)	(0.37)
Net realized gains	(0.09)	—	(0.05)	(0.27)	(0.61)

Total distributions	(0.27)	(0.29)	(0.26)	(0.40)	(0.98)

Net asset value, end of year	$12.69	$15.80	$14.19	$14.05	$14.51

Total return	(17.96)%	13.43%	2.90%	(0.38)%	(2.13)%

Ratios to average net assets
Expenses before waiver and payments by affiliates[f]	1.71%	1.64%	1.72%	1.74%	1.89%
Expenses net of waiver and payments by affiliates[f,g]	1.49%	1.63%	1.67%	1.65%	1.66%
Expenses incurred in connection with securities sold short	—%	—%	—%	—%	—% [h]
Net investment income	1.50%	0.94%	1.57% [c]	0.76% [d]	1.28% [e]

Supplemental data
Net assets, end of year (000’s)	$1,673	$1,867	$694	$662	$112
Portfolio turnover rate	28.75%	38.77%	24.87%	28.64%	54.78%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.13%.

dNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.21%.

eNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.77%.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

gBenefit of expense reduction rounds to less than 0.01%.

hRounds to less than 0.01%.

16	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2018	2017	2016	2015	2014

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$15.97	$14.32	$14.17	$14.59	$15.87

Income from investment operations[a]:
Net investment income[b]	0.33	0.24	0.33 [c]	0.22 [d]	— [e,f]
Net realized and unrealized gains (losses)	(3.11)	1.78	0.17	(0.20)	(0.22)

Total from investment operations	(2.78)	2.02	0.50	0.02	(0.22)

Less distributions from:
Net investment income	(0.28)	(0.37)	(0.30)	(0.17)	(0.45)
Net realized gains	(0.09)	—	(0.05)	(0.27)	(0.61)

Total distributions	(0.37)	(0.37)	(0.35)	(0.44)	(1.06)

Net asset value, end of year.	$12.82	$15.97	$14.32	$14.17	$14.59

Total return	(17.40)%	14.11%	3.58%	0.23%	(1.46)%

Ratios to average net assets
Expenses before waiver and payments by affiliates[g]	1.11%	1.03%	1.06%	1.06%	1.24%
Expenses net of waiver and payments by affiliates[g,h]	0.85%	1.01%	1.00%	1.02%	1.00%
Expenses incurred in connection with securities sold short	—%	—%	—%	—%	—% [i]
Net investment income	2.14%	1.56%	2.24% [c]	1.39% [d]	1.94% [e]

Supplemental data
Net assets, end of year (000’s)	$20,128	$25,697	$16,687	$23,793	$19,398
Portfolio turnover rate	28.75%	38.77%	24.87%	28.64%	54.78%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.80%.

dNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.84%.

eNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.42%.

fAmount rounds to less than $0.01 per share.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iRounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report 17

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	17

FRANKLIN MUTUAL INTERNATIONAL FUND

Statement of Investments, December 31, 2018

	Country	Shares	Value
Common Stocks 90.4%
Auto Components 2.8%
Cie Generale des Etablissements Michelin SCA	France	14,989	$1,489,020
Toyo Tire Corp.	Japan	200,351	2,513,528

			4,002,548

Automobiles 2.1%
Peugeot SA	France	138,705	2,963,216

Banks 11.6%
AIB Group PLC	Ireland	516,975	2,173,282
[a] Credito Valtellinese SpA	Italy	28,038,943	2,357,520
HSBC Holdings PLC	United Kingdom	338,807	2,795,019
ING Groep NV	Netherlands	176,098	1,898,685
Shinsei Bank Ltd.	Japan	255,900	3,056,324
Standard Chartered PLC	United Kingdom	366,605	2,848,557
Yes Bank Ltd.	India	493,352	1,289,225

			16,418,612

Capital Markets 3.5%
Credit Suisse Group AG	Switzerland	169,007	1,848,421
Deutsche Bank AG	Germany	288,000	2,296,953
Guotai Junan Securities Co. Ltd.	China	398,064	805,227

			4,950,601

Chemicals 1.4%
BASF SE	Germany	28,169	1,962,158

Communications Equipment 1.5%
Nokia OYJ, A	Finland	356,803	2,056,389

Construction Materials 1.7%
LafargeHolcim Ltd., B	Switzerland	57,170	2,360,421

Consumer Finance 2.4%
[b] Hoist Finance AB, 144A	Sweden	419,206	2,046,577
Sun Hung Kai & Co. Ltd.	Hong Kong	2,877,748	1,359,769

			3,406,346

Diversified Financial Services 2.3%
Metro Pacific Investments Corp.	Philippines	36,164,200	3,196,226

Diversified Telecommunication Services 1.5%
Koninklijke KPN NV	Netherlands	743,128	2,179,779

Hotels, Restaurants & Leisure 3.5%
Accor SA	France	51,000	2,168,553
Sands China Ltd.	Macau	624,400	2,735,064

			4,903,617

Household Durables 2.1%
[a] Cairn Homes PLC	Ireland	1,005,848	1,233,176
[a,b] Neinor Homes SA, 144A	Spain	115,583	1,721,655

			2,954,831

Independent Power & Renewable Electricity Producers 2.0%
China Longyuan Power Group Corp.	China	4,208,700	2,864,743

Insurance 17.2%
ASR Nederland NV	Netherlands	54,769	2,170,044
China Pacific Insurance Group Co. Ltd., H	China	879,045	2,845,769
Direct Line Insurance Group PLC	United Kingdom	739,157	3,004,098
Lancashire Holdings Ltd.	United Kingdom	388,658	2,998,598

18	Annual Report	franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND

STATEMENT OF INVESTMENTS

	Country	Shares	Value
Common Stocks (continued)
Insurance (continued)
NN Group NV	Netherlands	103,498	$4,126,862
RSA Insurance Group PLC	United Kingdom	389,405	2,550,480
Sabre Insurance Group PLC	United Kingdom	1,028,590	3,580,966
T&D Holdings Inc.	Japan	248,433	2,899,141

			24,175,958

Interactive Media & Services 3.1%
[a] Baidu Inc., ADR	China	16,131	2,558,377
Yahoo Japan Corp.	Japan	734,600	1,836,500

			4,394,877

Oil, Gas & Consumable Fuels 9.5%
BP PLC	United Kingdom	495,900	3,136,370
Canadian Natural Resources Ltd.	Canada	84,900	2,048,871
Crescent Point Energy Corp.	Canada	585,600	1,776,170
Husky Energy Inc.	Canada	190,100	1,965,135
Royal Dutch Shell PLC, B	United Kingdom	90,231	2,692,570
Saras SpA	Italy	877,091	1,701,826

			13,320,942

Pharmaceuticals 6.4%
GlaxoSmithKline PLC	United Kingdom	213,777	4,065,296
Novartis AG	Switzerland	57,144	4,896,957

			8,962,253

Semiconductors & Semiconductor Equipment 4.1%
BE Semiconductor Industries NV	Netherlands	151,191	3,201,030
[a] Renesas Electronics Corp.	Japan	552,862	2,522,180

			5,723,210

Specialty Retail 2.8%
Dufry AG	Switzerland	25,336	2,414,533
Hornbach Holding AG & Co. KGaA	Germany	31,290	1,476,764

			3,891,297

Technology Hardware, Storage & Peripherals 2.2%
Samsung Electronics Co. Ltd.	South Korea	88,900	3,089,161

Thrifts & Mortgage Finance 2.2%
Indiabulls Housing Finance Ltd.	India	252,641	3,100,726

Tobacco 1.3%
British American Tobacco PLC	United Kingdom	58,254	1,857,210

Trading Companies & Distributors 1.4%
Rexel SA	France	180,233	1,920,552

Wireless Telecommunication Services 1.8%
Vodafone Group PLC	United Kingdom	1,324,860	2,583,288

Total Common Stocks (Cost $153,702,338)			127,238,961

Preferred Stocks (Cost $1,772,943) 1.5%
Automobiles 1.5%
[c] Volkswagen AG, 2.845%, pfd	Germany	13,606	2,169,647

Total Investments before Short Term Investments (Cost $155,475,281)			129,408,608

franklintempleton.com	Annual Report	19

FRANKLIN MUTUAL INTERNATIONAL FUND

STATEMENT OF INVESTMENTS

	Country	Principal Amount	Value
Short Term Investments 8.3%

U.S. Government and Agency Securities 8.3%
[d] FHLB, 1/02/19	United States	$2,700,000	$2,700,000
[d] U.S. Treasury Bill,
1/02/19	United States	5,000,000	5,000,000
1/24/19	United States	2,000,000	1,997,174
5/09/19	United States	2,000,000	1,982,447

Total U.S. Government and Agency Securities (Cost $11,678,751)			11,679,621

Total Investments (Cost $167,154,032) 100.2%			141,088,229
Other Assets, less Liabilities (0.2)%			(249,286)

Net Assets 100.0%			$140,838,943

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2018, the aggregate value of these securities was $3,768,232, representing 2.7% of net assets.

cVariable rate security. The rate shown represents the yield at period end.

dThe security was issued on a discount basis with no stated coupon rate.

At December 31, 2018, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Currency Contracts
EUR/USD	Short	135	$19,444,219	3/18/19	$ 2,898
GBP/USD	Short	68	5,435,750	3/18/19	11,234

Total Futures Contracts					$14,132

*As of period end.

20	Annual Report	franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND

STATEMENT OF INVESTMENTS

At December 31, 2018, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Euro	BOFA	Buy	1,451,149	$1,655,795	1/14/19	$8,998	$—
Euro	BONY	Sell	3,723,755	4,421,736	1/14/19	149,756	—
Euro	HSBK	Buy	2,219,586	2,534,428	1/14/19	11,931	—
Euro	HSBK	Sell	197,620	233,836	1/14/19	7,122	—
Euro	SSBT	Buy	686,857	784,115	1/14/19	3,863	—
Euro	SSBT	Sell	13,983,121	16,613,947	1/14/19	572,181	—
Euro	UBSW	Buy	1,257,874	1,435,095	1/14/19	7,968	—
Euro	UBSW	Sell	148,209	174,110	1/14/19	4,081	—
Swiss Franc	HSBK	Buy	47,237	47,762	1/14/19	396	—
Swiss Franc	UBSW	Buy	296,258	299,486	1/14/19	2,547	—
Swiss Franc	UBSW	Sell	2,155,417	2,163,964	1/14/19	—	(33,472)
British Pound	BOFA	Buy	528,462	669,810	1/16/19	4,679	—
British Pound	HSBK	Buy	187,094	236,744	1/16/19	2,049	—
British Pound	SSBT	Sell	2,936,461	3,913,554	1/16/19	165,679	—
British Pound	UBSW	Buy	75,334	95,204	1/16/19	947	—
South Korean Won	BONY	Sell	233,809,059	208,833	1/18/19	—	(1,213)
South Korean Won	HSBK	Buy	406,270,942	360,096	1/18/19	4,883	—
South Korean Won	HSBK	Sell	748,940,399	668,912	1/18/19	—	(3,908)
South Korean Won	UBSW	Sell	2,823,946,484	2,521,831	1/18/19	—	(15,095)
Swedish Krona	BONY	Buy	10,817,845	1,199,382	1/31/19	24,893	—
Swedish Krona	BONY	Sell	28,922,111	3,193,810	1/31/19	—	(79,355)
Philippine Peso	BONY	Sell	164,610,098	3,129,470	2/04/19	—	(3,624)
British Pound	BOFA	Sell	300,000	397,914	2/14/19	14,477	—
British Pound	HSBK	Sell	189,744	251,491	2/14/19	8,974	—
British Pound	UBSW	Sell	5,325,697	6,865,702	2/14/19	58,799	—
Japanese Yen	HSBK	Buy	49,328,591	446,315	2/19/19	5,530	—
Japanese Yen	UBSW	Buy	29,946,527	271,675	2/19/19	2,632	—
Japanese Yen	UBSW	Sell	931,126,799	8,292,531	2/19/19	—	(236,511)
Euro	BONY	Sell	619,305	716,040	2/20/19	3,381	—
Euro	SSBT	Sell	619,306	716,094	2/20/19	3,434	—
Euro	UBSW	Sell	117,435	134,970	4/18/19	—	(839)
British Pound	BONY	Sell	230,531	301,302	4/24/19	5,684	—
British Pound	UBSW	Sell	3,722,872	4,877,576	4/24/19	103,619	—
Euro	HSBK	Sell	274,646	316,282	5/07/19	—	(1,862)
Euro	HSBK	Sell	1,138,655	1,321,003	5/07/19	2,009	—
Euro	SSBT	Sell	16,109	18,807	5/07/19	147	—
Euro	SSBT	Sell	1,260,725	1,468,052	5/21/19	5,874	—
British Pound	BOFA	Sell	7,465,829	9,667,726	5/28/19	78,709	—
British Pound	HSBK	Sell	27,252	35,237	5/28/19	235	—
British Pound	SSBT	Sell	185,000	238,211	5/28/19	599	—

Total Forward Exchange Contracts						$1,266,076	$(375,879)

Net unrealized appreciation (depreciation)						$890,197

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 9 regarding other derivative information.

See Abbreviations on page 38.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	21

FRANKLIN MUTUAL INTERNATIONAL FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$167,154,032

Value - Unaffiliated issuers	$141,088,229
Cash	101,156
Foreign currency, at value (cost $32,830)	32,829
Receivables:
Capital shares sold	416,961
Dividends	542,509
European Union tax reclaims	48,563
Affiliates	9,339
Deposits with brokers for:
Futures contracts	481,060
Unrealized appreciation on OTC forward exchange contracts	1,266,076
Other assets	25

Total assets	143,986,747

Liabilities:
Payables:
Capital shares redeemed	2,542,406
Management fees	55,213
Distribution fees	51,922
Trustees’ fees and expenses	2,899
Variation margin on futures contracts	33,062
Unrealized depreciation on OTC forward exchange contracts	375,879
Accrued expenses and other liabilities	86,423

Total liabilities	3,147,804

Net assets, at value	$140,838,943

Net assets consist of:
Paid-in capital	$169,187,591
Total distributable earnings (loss)	(28,348,648)

Net assets, at value	$140,838,943

22	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2018

Class Z:
Net assets, at value	$52,270,864

Shares outstanding	4,077,294

Net asset value and maximum offering price per share	$12.82

Class A:
Net assets, at value	$53,081,844

Shares outstanding	4,155,906

Net asset value per share[a]	$12.77

Maximum offering price per share (net asset value per share ÷ 94.50%)	$13.51

Class C:
Net assets, at value	$13,684,904

Shares outstanding	1,078,950

Net asset value and maximum offering price per share[a]	$12.68

Class R:
Net assets, at value	$1,673,403

Shares outstanding	131,886

Net asset value and maximum offering price per share	$12.69

Class R6:
Net assets, at value	$20,127,928

Shares outstanding	1,570,140

Net asset value and maximum offering price per share	$12.82

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	23

FRANKLIN MUTUAL INTERNATIONAL FUND

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2018

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$5,582,595
Interest:
Unaffiliated issuers	207,564
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	6,629
Non-controlled affiliates (Note 3f)	679
Other income (Note 1f)	46,160

Total investment income	5,843,627

Expenses:
Management fees (Note 3a)	1,710,684
Distribution fees: (Note 3c)
Class A	178,557
Class C	232,026
Class R	9,902
Transfer agent fees: (Note 3e)
Class Z	141,571
Class A	135,360
Class C	43,919
Class R	3,727
Class R6	19,765
Custodian fees (Note 4)	34,279
Reports to shareholders	44,465
Registration and filing fees	79,067
Professional fees	82,662
Trustees’ fees and expenses	12,042
Other	30,250

Total expenses	2,758,276
Expense reductions (Note 4)	(2,379)
Expenses waived/paid by affiliates (Note 3f and 3g)	(440,885)

Net expenses	2,315,012

Net investment income	3,528,615

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	6,026,036
Foreign currency transactions	(32,809)
Forward exchange contracts	2,367,152
Futures contracts	1,559,890

Net realized gain (loss)	9,920,269

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(50,995,072)
Translation of other assets and liabilities denominated in foreign currencies	(18,751)
Forward exchange contracts	3,845,145
Futures contracts	396,088
Change in deferred taxes on unrealized appreciation	244,572

Net change in unrealized appreciation (depreciation)	(46,528,018)

Net realized and unrealized gain (loss)	(36,607,749)

Net increase (decrease) in net assets resulting from operations	$(33,079,134)

*Foreign taxes withheld on dividends	$ 511,074
#Net of foreign taxes	$ 119,767

24	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended December 31,

	2018	2017

Increase (decrease) in net assets:
Operations:
Net investment income	$3,528,615	$2,319,028
Net realized gain (loss)	9,920,269	(1,282,671)
Net change in unrealized appreciation (depreciation)	(46,528,018)	22,778,947

Net increase (decrease) in net assets resulting from operations	(33,079,134)	23,815,304

Distributions to shareholders: (Note 1g)
Class Z	(1,369,385)	(1,857,997)
Class A	(1,270,437)	(1,574,566)
Class C	(150,699)	(348,684)
Class R	(35,634)	(35,346)
Class R6	(566,278)	(569,536)

Total distributions to shareholders	(3,392,433)	(4,386,129)

Capital share transactions: (Note 2)
Class Z	(20,389,727)	39,322,326
Class A	(16,207,014)	(7,963,782)
Class C	(11,485,192)	226,100
Class R	206,051	1,060,015
Class R6	(724,964)	7,095,104

Total capital share transactions	(48,600,846)	39,739,763

Net increase (decrease) in net assets	(85,072,413)	59,168,938
Net assets:
Beginning of year	225,911,356	166,742,418

End of year (Note 1g)	$140,838,943	$225,911,356

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	25

FRANKLIN MUTUAL INTERNATIONAL FUND

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual International Fund (Fund) is included in this report. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Beginning on October 19, 2018, Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

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Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2018, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to

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1.  Organization and Significant Accounting Policies (continued)

c.  Derivative Financial Instruments (continued)

the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 9 regarding other derivative information.

d.  Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund. At December 31, 2018, the Fund had no securities sold short.

e.  Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a

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joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2018, the Fund had no securities on loan.

f.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

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1.  Organization and Significant Accounting Policies (continued)

g.  Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

h.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

For the year ended December 31, 2017, distributions to shareholders were as follows:

Distributions from net investment income :
Class Z	$(1,857,997)
Class A	(1,574,566)
Class C	(348,684)
Class R	(35,346)
Class R6	(569,536)

For the year ended December 31, 2017, distributions in excess of net investment income included in net assets was $(2,125,110).

2.  Shares of Beneficial Interest

At December 31, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2018		2017
	Shares	Amount	Shares	Amount
Class Z Shares:

Shares sold	2,069,714	$29,602,759	3,534,237	$54,797,744

Shares issued in reinvestment of distributions	104,086	1,342,966	114,066	1,815,700

Shares redeemed	(3,501,255)	(51,335,452)	(1,098,953)	(17,291,118)

Net increase (decrease)	(1,327,455)	$(20,389,727)	2,549,350	$39,322,326

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	Year Ended December 31,
	2018		2017
	Shares	Amount	Shares	Amount

Class A Shares:

Shares sold[a]	1,021,682	$15,233,084	1,959,536	$30,501,176

Shares issued in reinvestment of distributions	97,868	1,258,830	98,350	1,558,023

Shares redeemed	(2,182,962)	(32,698,928)	(2,635,900)	(40,022,981)

Net increase (decrease)	(1,063,412)	$(16,207,014)	(578,014)	$(7,963,782)

Class C Shares:

Shares sold	222,976	$3,422,701	572,952	$8,653,851

Shares issued in reinvestment of distributions	11,409	150,533	22,302	348,313

Shares redeemed[a]	(1,010,609)	(15,058,426)	(577,334)	(8,776,064)

Net increase (decrease)	(776,224)	$(11,485,192)	17,920	$226,100

Class R Shares:

Shares sold	50,432	$776,090	113,248	$1,751,799

Shares issued in reinvestment of distributions	2,782	35,634	2,245	35,346

Shares redeemed	(39,495)	(605,673)	(46,246)	(727,130)

Net increase (decrease)	13,719	$206,051	69,247	$1,060,015

Class R6 Shares:

Shares sold	360,960	$5,502,994	685,257	$10,863,178

Shares issued in reinvestment of distributions	44,003	566,278	35,752	569,536

Shares redeemed	(443,682)	(6,794,236)	(277,679)	(4,337,610)

Net increase (decrease)	(38,719)	$(724,964)	443,330	$7,095,104

[a]May	include a portion of Class C shares that were automatically converted to Class A.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Franklin Mutual of 0.875% per year of the average daily net assets of the Fund.

b.  Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

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3.  Transactions with Affiliates (continued)

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$15,376

CDSC retained	$1,741

Effective September 10, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. Further details are disclosed in the Fund’s Prospectus.

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2018, the Fund paid transfer agent fees of $344,342, of which $165,784 was retained by Investor Services.

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f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Income from securities loaned	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.99%	—	1,357,000	(1,357,000)	—	$—	$679	$—	$—

g.  Waiver and Expense Reimbursements

Franklin Mutual and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for each class of the Fund do not exceed 0.97% and Class R6 does not exceed 0.83% based on the average net assets of each class until April 30, 2019. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

Prior to May 1, 2018, the expenses (excluding certain fees and expenses as previously disclosed) for Class R6 were limited to 0.81% based on the average net assets of the class.

Prior to February 1, 2018, the expenses (excluding certain fees and expenses as previously disclosed) for each class of the Fund were limited to 1.17% and expenses for Class R6 were limited to 1.01% based on the average net assets of each class.

h.  Other Affiliated Transactions

At December 31, 2018, one or more of the funds in Franklin Fund Allocator Series owned 9.4% of the Fund’s outstanding shares.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2018, the custodian fees were reduced as noted in the Statement of Operations.

5.  Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2018, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2018	$2,899

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5.  Independent Trustees’ Retirement Plan (continued)

[b]Increase in projected benefit obligation	$2,801
Benefit payments made to retired trustees	$(217)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6.  Income Taxes

During the year ended December 31, 2018 the Fund utilized $13,950,672 of capital loss carryforwards.

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At December 31, 2018, the Fund deferred post-October capital losses of $1,395,980 and late-year ordinary losses of $217,602.

The tax character of distributions paid during the years ended December 31, 2018 and 2017, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$2,390,052	$4,386,129
Long term capital gain	1,002,381	—
	$3,392,433	$4,386,129

At December 31, 2018, the cost of investments, net unrealized appreciation (depreciation) and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$168,992,098

Unrealized appreciation	$5,793,363
Unrealized depreciation	(32,792,185)

Net unrealized appreciation (depreciation)	$(26,998,822)

Distributable earnings:

Undistributed long term capital gains	$278,184

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

The Fund utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

7.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2018, aggregated $52,576,950 and $92,892,733, respectively.

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8.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

9.  Other Derivative Information

At December 31, 2018, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Variation margin on futures contracts	$14,132	[a]	Variation margin on futures contracts	$ —

	Unrealized appreciation on OTC forward exchange contracts	1,266,076		Unrealized depreciation on OTC forward exchange contracts	375,879

Totals		$1,280,208			$375,879

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended December 31, 2018, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Forward exchange contracts	$2,367,152	Forward exchange contracts	$3,845,145

	Futures contracts	1,559,890	Futures contracts	396,088

Totals		$3,927,042		$4,241,233

For the year ended December 31, 2018, the average month end notional amount of futures contracts represented $25,919,681. The average month end contract value of forward exchange contracts was $122,720,122.

At December 31, 2018, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities

	Assets[a]	Liabilities[a]

Derivatives
Forward exchange contracts	$1,266,076	$375,879

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS

9.  Other Derivative Information (continued)

At December 31, 2018, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a,b]	Cash Collateral Received	Net Amount (Not less than zero)
Counterparty
BOFA	$ 106,863	$ —	$(106,863)	$ —	$ —
BONY	183,714	(84,192)	(99,522)	—	—
HSBK	43,129	(5,770)	(26,251)	—	11,108
SSBT	751,777	—	(751,777)	—	—
UBSW	180,593	(180,593)	—	—	—
Total	$1,266,076	$(270,555)	$(984,413)	$ —	$11,108

At December 31, 2018, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged	Net Amount (Not less than zero)
Counterparty
BOFA	$ —	$ —	$ —	$ —	$ —
BONY	84,192	(84,192)	—	—	—
HSBK	5,770	(5,770)	—	—	—
SSBT	—	—	—	—	—
UBSW	285,917	(180,593)	—	—	105,324
Total	$375,879	$(270,555)	$ —	$ —	$105,324

aAt December 31, 2018, the Fund received U.K. Treasury Bonds and U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 38.

10.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 8, 2019, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 7, 2020, for a total of $2 billion.

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NOTES TO FINANCIAL STATEMENTS

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2018, the Fund did not use the Global Credit Facility.

11.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of December 31, 2018, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Automobiles	$2,963,216	$2,169,647	$—	$5,132,863
Banks	11,887,810	4,530,802	—	16,418,612
Capital Markets	805,227	4,145,374	—	4,950,601
Chemicals	—	1,962,158	—	1,962,158
Construction Materials	—	2,360,421	—	2,360,421
Consumer Finance	1,359,769	2,046,577	—	3,406,346
Oil, Gas & Consumable Fuels	11,619,116	1,701,826	—	13,320,942
Pharmaceuticals	4,065,296	4,896,957	—	8,962,253
Specialty Retail	—	3,891,297	—	3,891,297
All Other Equity Investments	69,003,115	—	—	69,003,115
Short Term Investments	8,979,621	2,700,000	—	11,679,621
Total Investments in Securities	$110,683,170	$30,405,059	$—	$141,088,229
Other Financial Instruments:
Futures Contracts	$14,132	$—	$—	$14,132
Forward Exchange Contracts	—	1,266,076	—	1,266,076
Total Other Financial Instruments	$14,132	$1,266,076	$—	$1,280,208

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$375,879	$—	$375,879

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks.

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FRANKLIN MUTUAL INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS

12.  New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-14, Compensation—Retirement Benefits—Defined Benefit Plans—General (Subtopic 715-20): Disclosure Framework—Changes to the Disclosure Requirements for Defined Benefit Plans. The amendments in the ASU modify the disclosure requirements for employers that sponsor defined benefit pension or other postretirement plans. The ASU is effective for annual reporting periods ending after December 15, 2020. Management is currently evaluating the impact, if any, of applying this provision.

13.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty		Currency		Selected Portfolio
BOFA	Bank of America Corp.	EUR	Euro	ADR	American Depositary Receipt
BONY	The Bank of New York Mellon Corp.	GBP	British Pound	FHLB	Federal Home Loan Bank
HSBK	HSBC Bank PLC	USD	United States Dollar
SSBT	State Street Bank and Trust Co., N.A.
UBSW	UBS AG

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of Franklin Mutual International Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Franklin Mutual International Fund (the “Fund”) (one of the funds constituting Franklin Mutual Series Funds), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Franklin Mutual International Fund (one of the funds constituting Franklin Mutual Series Funds) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Franklin investment companies since 1987.

Boston, Massachusetts

February 20, 2019

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FRANKLIN MUTUAL INTERNATIONAL FUND

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $1,220,154 as a long term capital gain dividend for the fiscal year ended December 31, 2018.

Under Section 854(b)(1)(B) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $4,887,764 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code for the fiscal year ended December 31, 2018. Distributions, including qualified dividend income, paid during calendar year 2018 will be reported to shareholders on Form 1099-DIV by mid-February 2019. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2018, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on December 20, 2018, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income and foreign source qualified dividends as reported by the Fund, to Class Z, Class A, Class C, Class R and Class R6 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share

Class Z	$0.0555	$0.3726	$0.2986
Class A	$0.0555	$0.3314	$0.2653
Class C	$0.0555	$0.1490	$0.1193
Class R	$0.0555	$0.3000	$0.2403
Class R6	$0.0555	$0.4013	$0.3214

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2019, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2018. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2018 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 1987	14	None

Principal Occupation During at Least the Past 5 Years:

Max L. Heine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 1995	38	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee and Vice Chairman	Trustee since 2002 and Vice Chairman since 2015	14	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC (1999-present) and Fiduciary International Ireland Limited (1999-2015).

Principal Occupation During at Least the Past 5 Years:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Jan Hopkins Trachtman (1947) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2009	14	FinTech Acquisition Corp. III (special purpose fintech acquisition company) (2018-present)

Principal Occupation During at Least the Past 5 Years:

President and Founder, The Jan Hopkins Group (communications consulting firm); serves on Advisory Board of Knight Bagehot Fellowship; and formerly, President, Economic Club of New York (2007-2015); Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

Keith Mitchell (1954) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2009	14	None

Principal Occupation During at Least the Past 5 Years:

Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

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Independent Board Members (continued)
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

David W. Niemiec (1949) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2015	38	Hess Midstream Partners LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 1998	14	None

Principal Occupation During at Least the Past 5 Years: Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Robert E. Wade (1946) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee and Chairman of the Board	Trustee since 1993 and Chairman of the Board since 2005	38	El Oro Ltd (investments) (2003-present).

Principal Occupation During at Least the Past 5 Years: Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

Gregory H. Williams (1943) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee	Since 2015	14	None

Principal Occupation During at Least the Past 5 Years:

Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	150	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Peter A. Langerman (1955) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	Trustee, President, and Chief Executive Officer – Investment Management	Trustee since 2007, President, and Chief Executive Officer – Investment Management since 2005	7	American International Group, Inc. (AIG) Credit Facility Trust (2010-2011).

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; President and Chief Investment Officer, Franklin Advisory Services, LLC; and officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Vice President since 2009 and Secretary since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 16 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

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*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is the Fund’s investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Edward I. Altman, Ph.D., Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Messrs. Altman and Niemiec and Ms. Bates qualify as such an expert in view of their extensive business background and experience. Mr. Altman has served as a member of the Fund Audit Committee since 1987. He currently serves as a Max L. Hine Professor of Finance, Emeritus and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University. Ms. Bates has served as a member of the Fund Audit Committee since 1995. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2015, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Messrs. Altman and Niemiec and Ms. Bates have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Messrs. Altman and Niemiec and Ms. Bates are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN MUTUAL INTERNATIONAL FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter

Franklin Mutual International Fund

Investment Manager

Franklin Mutual Advisers, LLC

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301 - (Class A, C, R & R6)

(800) 448-FUND - (Class Z)

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© 2019 Franklin Templeton Investments. All rights reserved.	373 A 02/19

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1) The registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Bates, and she is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $457,217 for the fiscal year ended December 31, 2018 and $557,692 for the fiscal year ended December 31, 2017.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $20,026 the fiscal year ended December 31, 2018 and $4,544 for the fiscal year ended December 31, 2017. The services for which these fees were paid included identifying passive foreign investment company to manage exposure to tax liabilities and India tax compliance services.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $70,000 for the fiscal year ended December 31, 2018 and $70,000 for the fiscal year ended December 31, 2017. The services for which these fees were paid included technical tax consultation for withholding tax report to foreign governments, application of local country tax laws and tax advice.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $25,000 for the fiscal year ended December 31, 2018 and $0 for the fiscal year ended December 31, 2017. The services for which these fees were paid included additional procedures performed as a result of a material weakness identified during the 2017 audit.

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $115,026 for the fiscal year ended December 31, 2018 and $74,544 for the fiscal year ended December 31, 2017.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures were not effective related to internal control over financial reporting specific to the monitoring of market events following the close of trading in foreign stock markets that assist in determining the reliability of the values of the foreign securities held by the Funds and which may require the use of fair valuation factors to account for changes in the values of those securities subsequent to the local close of the foreign market but prior to the net asset calculation of the Funds. As a result, a material weakness exists at period end for the Franklin Mutual Beacon Fund, Franklin Mutual European Fund, Franklin Mutual Financial Services Fund, Franklin Mutual Global Discovery Fund, Franklin Mutual International Fund, Franklin Mutual Quest Fund and Franklin Mutual Shares Fund. There are no misstatements to current and previously issued financial statements. However, this material weakness could result in misstatements of security values and unrealized gains or losses and associated disclosures that would result in a material misstatement of the interim or annual financial statements that would not be prevented or detected.

Effective November 1, 2018, the Registrant’s controls were enhanced through the implementation of a daily secondary review of market events following the close of trading on foreign stock markets to ensure the appropriate application of market level fair value. Registrant’s management believes this will facilitate the remediation of the control deficiency we have identified and strengthen the internal control over financial reporting. This material weakness will not be considered remediated until the applicable controls operate for a sufficient period of time and management has concluded, through testing, that these controls are operating effectively.

(b) Changes in Internal Controls. As described above, there have been changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company.

Item 13.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL SERIES FUNDS

By	/s/MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer –
Finance and Administration

Date February 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer –
Finance and Administration

Date February 26, 2019

By	/s/ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financial Officer and
Chief Accounting Officer

Date February 26, 2019